As filed with the Securities and Exchange Commission on April 27, 2018

Registration No. 333-70850

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 34

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 309

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805
(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2018 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture III® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2018

This Prospectus describes interests in VENTURE III® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III® Variable Annuity Contract for the name of your issuing Company. Effective April 4, 2009, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust[1]	International Growth Stock Trust	Short Term Government Income Trust
Active Bond Trust	International Small Company Trust	Small Cap Index Trust
American Asset Allocation Trust	International Value Trust	Small Cap Opportunities Trust
American Global Growth Trust	Investment Quality Bond Trust	Small Cap Stock Trust[17]
American Growth Trust	Lifestyle Aggressive Portfolio[4]	Small Cap Value Trust
American Growth-Income Trust	Lifestyle Balanced Portfolio[5]	Small Company Value Trust
American International Trust	Lifestyle Conservative Portfolio[6]	Strategic Income Opportunities Trust
Blue Chip Growth Trust	Lifestyle Growth Portfolio[7,8]	Total Bond Market Trust[18]
Capital Appreciation Trust	Lifestyle Moderate Portfolio[9]	Total Stock Market Index Trust
Capital Appreciation Value Trust	Managed Volatility Aggressive Portfolio[10]	Ultra Short Term Bond Trust
Core Bond Trust	Managed Volatility Balanced Portfolio[11]	Utilities Trust
Emerging Markets Value Trust[2]	Managed Volatility Conservative Portfolio[12]	Value Trust
Equity Income Trust Financial Industries Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust Global Bond Trust Global Trust Health Sciences Trust	Managed Volatility Growth Portfolio[13] Managed Volatility Moderate Portfolio[14] Mid Cap Index Trust Mid Cap Stock Trust Mid Value Trust Money Market Trust[15] Real Estate Securities Trust	BLACKROCK VARIABLE SERIES FUNDS, INC. BlackRock Advantage U.S. Total Market V. I. Fund[15,19],20 BlackRock Basic Value V.I. Fund[15,19] BlackRock Global Allocation V.I. Fund[15,19]
High Yield Trust International Equity Index Trust[3]	Science & Technology Trust Select Bond Trust[1][6]	PIMCO VARIABLE INSURANCE TRUST PIMCO VIT All Asset Portfolio[15]

[1]	Formerly 500 Index Trust B.
[2]	Successor to American New World Trust.
[3]	Formerly International Equity Index Trust B.
[4]	Formerly Lifestyle Aggressive PS Series.
[5]	Formerly Lifestyle Balanced PS Series.
[6]	Formerly Lifestyle Conservative PS Series.
[7]	Formerly Lifestyle Growth PS Series.
[8]	Successor to Core Strategy Trust.
[9]	Formerly Lifestyle Moderate PS Series.
[10]	Formerly Lifestyle Aggressive MVP.
[11]	Formerly Lifestyle Balanced MVP.
[12]	Formerly Lifestyle Conservative MVP.
[13]	Formerly Lifestyle Growth MVP.
[14]	Formerly Lifestyle Moderate MVP.
[15]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period – Purchase Payments”).
[16]	Formerly Bond Trust.
[17]	Formerly Small Cap Growth Trust.
[18]	Formerly Total Bond Market Trust B.
[19]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.
[20]	Formerly BlackRock Value Opportunities V.I. Fund.

0418:120322

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	P.O. Box 55445 Boston, MA 02205-5445 www.jhannuities.com	30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029

ii

iii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

1

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

2

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a

3

guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

4

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, “purchase” means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

5

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

6

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

7

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

●	Annual Step-Up Death Benefit;
●	Guaranteed Earnings Multiplier Death Benefit; and
●	Triple Protection Death Benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

●	Income Plus For Life® 12.08;
●	Income Plus For Life – Joint Life® 12.08;
●	Income Plus For Life® (Quarterly Step-Up Review);
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
●	Income Plus For Life® (Annual Step-Up Review);
●	Income Plus For Life – Joint Life® (Annual Step-Up Review);
●	Principal Plus;
●	Principal Plus for Life;
●	Principal Plus for Life Plus Automatic Annual Step-Up;
●	Principal Plus for Life Plus Spousal Protection; and
●	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life 12.08®.

If you elected to purchase any of these guaranteed minimum withdrawal benefit (“GMWB”) Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix D: Optional Guaranteed Minimum Income Benefits

●	Guaranteed Retirement Income Program – offered by John Hancock USA;
●	Guaranteed Retirement Income Program – offered by John Hancock New York.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as

8

mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

9

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III® Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

Transfer Fee[3]

Maximum Fee Current Fee	$25 $0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions - Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

10

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	John Hancock USA $ 0	John Hancock New York $ 0

Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and expense risks fee[2] Distribution fee Administration fee - asset based	1.25% 0.25% 0.15%	1.25% 0.25% 0.15%
Total Annual Separate Account Expenses (With No optional Riders Reflected)	1.65%	1.65%

Optional Benefits

Fees deducted from Separate Account

Optional Annual Step-Up Death Benefit Fee[3]

Optional Guaranteed Earnings Multiplier Benefit Fee

Total Annual Separate Account Expenses

(With Annual Step-Up Death Benefit and Guaranteed Earnings Multiplier Benefit fee reflected, as applicable)

	0.20% 0.20% 2.05%	0.20% not offered 1.85%

Other Fees deducted from Contract Value

Optional Guaranteed Minimum Income Programs Fee[1]

Guaranteed Retirement Income Program II

Guaranteed Retirement Income Program III

Optional Triple Protection Death Benefit[6]

(as a percentage of Triple Protection Death Benefit)

	0.45% 0.50% 0.50%	0.45% not offered not offered

[1] We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[2] This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.

[3]  The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

[4]  Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review)[1]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[1]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[1]	Income Plus For Life® 12.08 (issued outside New York)[1]	Income Plus For Life® 12.08 (issued in New York)[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[1]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[1]	Principal Plus for Life Plus Automatic Annual Step- Up2	Principal Plus for Life Plus spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.65%	0.40%	0.30%	0.50%

11

[1]	The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[2]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[3]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[4]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.725%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.725%

[1]	For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

John Hancock USA Venture III® Contracts with optional benefit Riders, issued after May 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life – Plus Automatic Annual Step-Up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,001	$1,752	$2,350	$4,918
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$451	$1,382	$2,350	$4,918

Example 2. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$999	$1,738	$2,316	$4,799
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$449	$1,368	$2,316	$4,799

12

Example 3. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$952	$1,598	$2,073	$4,306
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$401	$1,224	$2,073	$4,306

John Hancock USA Venture III® Contracts with optional benefit Riders, issued prior to May 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$970	$1,654	$2,167	$4,478
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$421	$1,282	$2,167	$4,478

Example 5. Maximum Portfolio operating expenses – John Hancock USA Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$939	$1,564	$2,016	$4,203
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$390	$1,190	$2,016	$4,203

John Hancock USA Venture III® Contracts with no optional benefit Riders. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 6. Minimum Portfolio operating expenses – John Hancock USA Contract with no optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$775	$1,066	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

John Hancock New York Venture III® Contracts with optional benefits. Example 7 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus For Life optional Riders. Example 8 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-Up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 7. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,001	$1,752	$2,350	$4,918
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$451	$1,382	$2,350	$4,918

13

Example 8. Maximum Portfolio operating expenses – John Hancock New York Contract with optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$999	$1,738	$2,316	$4,799
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$449	$1,368	$2,316	$4,799

John Hancock New York Venture III® Contracts with previously-offered optional benefits. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 9. Maximum Portfolio operating expenses – John Hancock New York Contract with previously-offered optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$907	$1,466	$1,850	$3,894
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$356	$1,088	$1,850	$3,894

John Hancock New York Venture III® Contracts with no optional benefits The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 10. Minimum Portfolio operating expenses – John Hancock New York Contract with no optional Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$775	$1,066	$1,152	$2,472
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$218	$672	$1,152	$2,472

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

14

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders.

Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

15

(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

●	the John Hancock Variable Insurance Trust; or
●	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
●	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Value Opportunities V.I. Fund,” the “BlackRock Basic Value V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Aggressive Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying

16

portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Advantage U.S. Total Market V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment sub-adviser to the BlackRock Advantage U.S. Total Market V.I. Fund, the BlackRock Basic Value V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments.

17

However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio, and the PIMCO VIT All Asset Portfolio, is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust (formerly 500 Index Trust B) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Emerging Markets Value Trust (successor to American New World Trust) Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.
Global Bond Trust Series I, II	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Global Trust Series I, II	Templeton Global Advisors Limited	Seeks long-term capital appreciation.

19

Portfolio	Subadviser	Investment Objective
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust (formerly International Equity Index Trust B) Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock Trust Series II	Invesco Advisers, Inc.	Seeks long term growth of capital.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust[3] Series I, II	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series; successor to Core Strategy Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

20

Portfolio	Subadviser	Investment Objective
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust (successor to Value Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series I, II	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[5]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Select Bond Trust (formerly Bond Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[6]	Seeks long-term capital appreciation.
Small Cap Stock Trust (formerly Small Cap Growth Trust) Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).

21

Portfolio	Subadviser	Investment Objective
Total Stock Market Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities Trust Series I, II	Massachusetts Financial Services Company	Seeks capital growth and current income.
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Advantage U.S. Total Market V. I. Fund (formerly BlackRock Value Opportunities V.I. Fund)[7] Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
BlackRock Basic Value V. I. Fund[7] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[8] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[3]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.
[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[5]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[6]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[7]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.

[8]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

22

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

23

V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
●	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

24

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
●	no automatic withdrawal program from your Contract is in effect; and
●	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two year period is less than $2,000.

25

In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Advantage U.S. Total Market Investment Option, BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
●	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by

26

multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset

27

Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

28

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any Unpaid Loans (including unpaid interest) and any applicable Rider charge, tax or administration fee, and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

29

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)*

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in

30

effect, IP withdrawals taken after the withdrawal charge free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During the Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract’s Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. Please read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

Amount of Death Benefit. The death benefit under the Contracts is the greater of:

●	the Contract Value; or
●	the Minimum Death Benefit.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix B: “Optional Enhanced Death Benefits”).

Minimum Death Benefit. We determine the minimum death benefit as follows: minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with withdrawals.

We reduce the minimum death benefit proportionally in connection with withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner’s Spouse.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

31

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., “Nonqualified Contracts.” Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:

●	The Beneficiary becomes the Owner.
●	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

32

●	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Guaranteed Earnings Multiplier Death Benefit (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.

Triple Protection Death Benefit (Not available in New York and Washington). John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount, which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at

33

least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issued a Contract outside New York:

●	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and
●	the Maturity Date for Contracts issued on and after May 1, 2006 is the first day of the month following the 90th birthday of the oldest Annuitant, or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

  Please review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

●	a Nonqualified Contract, or
●	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

34

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the

35

Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provide on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

●	you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
●	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
●	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

36

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the

37

method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
●	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
●	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified

38

Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor in a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

A one-year Fixed Investment Option was offered to John Hancock USA Contracts issued prior to January 22, 2002. However, you may no longer make Additional Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased your John Hancock USA Contract on or after January 22, 2002, you may not make Additional Purchase Payments or transfers to the one-year Fixed Investment Option.

A one-year Fixed Investment Option was offered to John Hancock New York Contracts issued prior to March 2003.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period (when available). You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

39

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

40

VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and/or Appendix D: “Optional Guaranteed Minimum Income Benefit(s).”

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts,” described below; or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

We do not impose a withdrawal charge on amounts allocated to any “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

Withdrawal Charge

(as percentage of Purchase Payments)

First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of the Investment Account less any applicable withdrawal charge.

How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, any Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

41

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Venture III Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

●	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began at least one year after the Contract Date;
●	confinement was prescribed by a “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
●	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2006. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

42

Distribution Fee

A daily charge at an annual effective rate of 0.25% of the value of each corresponding Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
●	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
●	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
●	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
●	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;
●	There may have been other circumstances that resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

43

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

44

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
●	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult with your own qualified tax professional for information on any optional benefit Rider.

45

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances; please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

46

the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in

47

the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

48

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult your own qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

49

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations

50

under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment,

51

termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in

52

which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a
SIMPLE IRA plan if the employer employed no more than 100 employees earning at least
$5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as
“tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service
Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax
Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,”
permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas
Optional Retirement Program. You may request a copy of the SAI from the Annuities
Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential

53

information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account

54

during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section

55

457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans Under Section 403(B) Of The Code

You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007,
●	Your Contract does not contain a GMWB Rider,
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
●	The retirement plan is not subject to Title 1 of ERISA, and
●	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

56

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult your own qualified tax professional.

57

VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a

58

combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2015, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

59

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2017 and 2016, and its Separate Account financial statements for the year ended December 31, 2017 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2017, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

60

Appendix A: Examples of Calculation of Withdrawal Charge

Example 1 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

Contract	Hypothetical	Free Withdrawal	Payments	Withdrawal Charge
Year	Contract Value	Amount	Liquidated	Percent	Amount
1	$55,000	$5,000[1]	$50,000	6%	$3,000
2	50,500	5,000[2]	45,500	5%	2,275
3	35,000	5,000[3]	45,000	4%	1,200
4	70,000	20,000[4]	50,000	0%	0

During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

[1]	In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2 – Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

Hypothetical	Withdrawal	Free Withdrawal	Payments	Withdrawal Charge
Contract Value	Requested	Amount	Liquidated	Percent	Amount
$65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000[2]	2,000	5%	100
52,000	7,000	4,000[3]	3,000	5%	150
44,000	8,000	0[4]	8,000	5%	400

[1]	For the first example, the accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
[3]	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

A-1

Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Annual Step-Up Death Benefit
2.	Guaranteed Earnings Multiplier Death Benefit – Not offered in New York or Washington
3.	Triple Protection Death Benefit – Not offered in New York or Washington.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving Spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving Spouse may not always be in your interest since an additional fee is imposed for this benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

B-1

Guaranteed Earnings Multiplier

(Not available in New York and Washington)

If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual effective rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects to continue the Contract, the Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier. The Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Guaranteed Earnings Multiplier) as the new Owner.

Triple Protection Death Benefit

(Not available in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an “‘Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:

●	the Contract Value;
●	the Return of Purchase Payments Death Benefit Factor*;
●	the Annual Step-Up Death Benefit Factor*; or
●	the Graded Death Benefit Factor*.

*defined below

We deduct any Debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the “‘Enhanced Earnings Death Benefit’ Factor” is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of

B-2

the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, “Earnings” is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

●	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
●	“Earnings” are equal to $175,000 minus $150,000, or $25,000.
●	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s reaching age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

(1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]  If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Triple Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract

B-3

Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of the Triple Protection Death Benefit. We determine the death benefit paid under the Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:

●	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.
●	In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.
●	In determining other elements of the death benefit calculation (described above as the Return of Purchase Payments Death Benefit Factor, the Annual Step-Up Death Benefit Factor, and the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed on the Triple Protection Death Benefit Rider.

Termination of the Triple Protection Death Benefit Rider. The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

●	the date the Contract terminates;
●	the Maturity Date; or
●	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Determination of the Triple Protection Death Benefit Fee. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

B-4

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus for Life® Series Riders

●	Income Plus For Life® 12.08 Series:
o	Income Plus For Life® 12.08
o	Income Plus For Life – Joint Life® 12.08
●	Income Plus For Life® (Quarterly Step-Up Review) Series
o	Income Plus For Life® (Quarterly Step-Up Review)
o	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
●	Income Plus For Life® (Annual Step-Up Review) Series*
o	Income Plus For Life® (Annual Step-Up Review)
o	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

●	Principal Plus for Life
●	Principal Plus for Life Plus Automatic Annual Step-Up
●	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the “Features” section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” (a “Spouse”) under state law to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

●	both Spouses must be named as co-Owners of the Contract; or
●	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

●	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
●	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Guaranteed Minimum Withdrawal Benefit Rider. You could only purchase a Rider at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired, you were no longer able to revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option begins; or
●	at full surrender of the Contract; or
●	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or

Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
●	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
●	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
●	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

●	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).
●	Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

●	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
●	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
●	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
●	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

●	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
●	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

●	Lifestyle Balanced Portfolio
●	Lifestyle Conservative Portfolio
●	Lifestyle Growth Portfolio
●	Lifestyle Moderate Portfolio
●	Managed Volatility Balanced Portfolio
●	Managed Volatility Conservative Portfolio
●	Managed Volatility Growth Portfolio
●	Managed Volatility Moderate Portfolio
●	Total Bond Market Trust
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

●	American Asset Allocation Trust
●	Capital Appreciation Value Trust
●	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced Portfolio Global Bond Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Select Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Select Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Managed Volatility Balanced Portfolio Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus and Principal Plus for Life Series Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract–Pay-out Period Provisions”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
●	you reduce the Contract Value available for annuitization.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

●	(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).
●	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 12.08) turns age 59 1⁄2. Once you purchased a Rider, the earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® 12.08 – 5%
●	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase

Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

●	Annual Credit Rate
o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
o	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
o	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1⁄2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 12.08:
1. Not the Covered Person

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	- ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a

Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

●	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
●	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

●	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Quarterly Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate –
o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
o	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
o

For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the

10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

●	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

●	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
●	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

●	(200% × $100,000) + (100% × $25,000) = $225,000; or
●	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

●	the Contract Value on that date; and
●	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

●	the Contract Value on the Contract Anniversary; or
●	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1⁄2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1. Not the Covered Person

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	- ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

●	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Annual Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate:
o	7% for Riders purchased on or after January 17, 2008 and outside of New York;
o	6% for Riders purchased before January 17, 2008 or in New York.
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider

o	.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

●	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

●	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
●	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

●	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
●	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

●	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
o	the Excess Withdrawal amount; divided by
o	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year;
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	- may continue in the same manner as 1.
- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	- ends without any further benefit.
4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	- ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	the death or removal of the Covered Person; or
●	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
●	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5%); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
●	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

●	Principal Plus – 5.00%
●	Principal Plus for Life – 5.00%
●	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
●	Principal Plus for Life Plus Spousal Protection – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

●	5% of the Benefit Base immediately after the Additional Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

●	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
o	5% of the Benefit Base immediately after the Additional Purchase Payment; or
o	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
●	in the case of the Lifetime Income Amount, to equal the lesser of:
o	5% of the Benefit Base immediately after the Additional Purchase Payment; or
o	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

●	Credit Rate – 5%.
●	initial Credit Period
o	(for Principal Plus) – the first 5 Contract Years.
o	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
o	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
●	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

●	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
●	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

●	(for Principal Plus and Principal Plus for Life) 0.75%, and
●	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

●	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th,etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th, etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
●	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.

●	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

    Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

●	the Lifetime Income Amount prior to the withdrawal; or
●	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

●	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
●	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals - Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

●	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
●	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
●	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
●	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s Spouse	- Continues if the Benefit Base is greater than zero.

-   Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

-   Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

- Continues to impose the Principal Plus fee.

-   Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s Spouse

-   Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1. The Covered Person and the Beneficiary is the deceased Owner’s Spouse

-   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

- Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
- Continues to impose the Principal Plus for Life fee.

-   Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse

-   Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

-   Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
4. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse

-   Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

-   In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider continues. We continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we increase the Contract Value to equal the amount of the death benefit (but do not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider continues in effect, and we base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

●	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
●	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
●	based on amounts we calculate under our Life Expectancy Distribution program (see “Life Expectancy Distribution Program” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider continues if the death benefit or the Benefit Base is greater than zero at the time. We step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider does not continue to provide for any remaining Credits or Step-Ups, and does not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee continues (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider enters its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there is no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	under Principal Plus, the date the Benefit Base depletes to zero; or
●	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
●	under Principal Plus, the Maturity Date under the Contract; or
●	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

●	8% of the Benefit Base immediately after the Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

●	the amount of your initial Purchase Payments, up to $5 million; or
●	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount

(or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

●	Continues if the Benefit Base is greater than zero.
●	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
●	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
●	Continues to impose the Rider fee.
●	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
●	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	the date the Benefit Base and the Contract Value both deplete to zero; or
●	the date an Annuity Option under the Contract begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Program II

Guaranteed Retirement Income Program III

John Hancock New York

Guaranteed Retirement Income Program I

Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by the Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is age 75 or younger at issue, and 4% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

D-1

Guaranteed Retirement Income Program III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is age 75 or younger at issue, and 3% per annum if the oldest Annuitant is age 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions: Withdrawals reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Program III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options” in “V. Description of the Contract”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

D-2

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that because (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Program. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

Exercise of Guaranteed Retirement Income Program. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

D-3

Growth Factor Income Base (Guaranteed Retirement Income Program II only).

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “Pay-out Period Provisions – Annuity Options”).

Life Annuity with a 10-Year Period Certain.

Joint and Survivor Life Annuity with a 10-Year Period Certain – (availability may vary by state).

Joint and Survivor Life Annuity with a 20-Year Period Certain – (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise the Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee. The risk assumed by us associated with the Guaranteed Retirement Income Program is that annuity benefits payable under the Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Benefit I	0.30%
Guaranteed Retirement Income Benefit II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

D-4

Termination of Guaranteed Retirement Income Program. The Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans. The use of the Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Program.

You should consider that since (a) the Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as the Guaranteed Retirement Income Program, could affect the amount of the Required Minimum Distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of the Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that these Riders guarantee may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

D-5

Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges.)

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

●	Venture III® Contracts with no optional benefit Riders;
●	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
●	Venture III® Contracts with the Guaranteed Earnings Multiplier optional benefit Rider; and
●	Venture III® Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.

Please note that fees for the guaranteed minimum withdrawal benefit Riders (i.e., Income Plus For Life® Series, Income Plus For Life – Joint Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection and Principal Returns) and for the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture III Variable Annuity

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	10.352	10.361	9.193	7.433	12.035
Value at End of Year	—	—	—	—	—	—	10.352	10.361	9.193	7.433
Venture III No. of Units	—	—	—	—	—	—	136,896	156,604	171,085	214,679
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.583	12.600	11.185	9.048	14.658
Value at End of Year	—	—	—	—	—	—	12.583	12.600	11.185	9.048
Venture III No. of Units	—	—	—	—	—	—	190,110	186,384	201,459	233,325
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	12.388	12.423	11.045	8.948	14.517
Value at End of Year	—	—	—	—	—	—	12.388	12.423	11.045	8.948
Venture III No. of Units	—	—	—	—	—	—	12,328	12,478	12,521	15,341
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	12.323	12.365	10.998	8.915	14.471
Value at End of Year	—	—	—	—	—	—	12.323	12.365	10.998	8.915
Venture III No. of Units	—	—	—	—	—	—	24,930	26,917	35,163	42,572
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.362	13.399	11.920	9.649	15.671
Value at End of Year	—	—	—	—	—	—	13.362	13.399	11.920	9.649
Venture III No. of Units	—	—	—	—	—	—	577,291	575,646	620,903	756,838
NY Venture III No. of Units	—	—	—	—	—	—	81,309	93,343	98,790	122,441
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	14.073	14.120	12.567	10.178	16.538
Value at End of Year	—	—	—	—	—	—	14.073	14.120	12.567	10.178
Venture III No. of Units	—	—	—	—	—	—	349,682	408,089	448,910	494,673
NY Venture III No. of Units	—	—	—	—	—	—	74,609	82,125	85,990	73,977
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	13.871	13.938	12.423	10.077	16.399
Value at End of Year	—	—	—	—	—	—	13.871	13.938	12.423	10.077
Venture III No. of Units	—	—	—	—	—	—	451,473	481,714	514,889	515,067
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.804	13.878	12.376	10.043	16.353
Value at End of Year	—	—	—	—	—	—	13.804	13.878	12.376	10.043
Venture III No. of Units	—	—	—	—	—	—	54,214	52,205	59,591	61,930
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.890	15.999	14.289	11.613	18.937
Value at End of Year	—	—	—	—	—	—	15.890	15.999	14.289	11.613
Venture III No. of Units	—	—	—	—	—	—	14,120	11,482	16,761	17,078
500 Index Trust (formerly 500 Index Trust B) - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	19.956	18.180	18.281	16.400	12.628	12.500	—	—	—	—
Value at End of Year	23.855	19.956	18.180	18.281	16.400	12.628	—	—	—	—
Venture III No. of Units	83,287	93,526	92,623	100,251	106,462	119,981	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	19.914	18.151	18.261	16.390	12.627	12.500	—	—	—	—
Value at End of Year	23.794	19.914	18.151	18.261	16.390	12.627	—	—	—	—
Venture III No. of Units	104,993	152,013	143,431	153,256	113,180	121,984	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.790	18.065	18.202	16.361	12.624	12.500	—	—	—	—
Value at End of Year	23.610	19.790	18.065	18.202	16.361	12.624	—	—	—	—
Venture III No. of Units	21,225	18,971	19,064	19,158	19,253	19,329	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.749	18.037	18.183	16.352	12.623	12.500	—	—	—	—
Value at End of Year	23.550	19.749	18.037	18.183	16.352	12.623	—	—	—	—
Venture III No. of Units	35,908	43,622	36,578	38,350	19,926	20,708	—	—	—	—
500 Index Trust (formerly 500 Index Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	19.789	18.063	18.207	16.358	12.628	12.500	—	—	—	—
Value at End of Year	23.609	19.789	18.063	18.207	16.358	12.628	—	—	—	—
Venture III No. of Units	436,706	424,161	385,073	404,487	469,834	511,362	—	—	—	—
NY Venture III No. of Units	82,543	65,104	72,400	67,273	61,949	99,388	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.748	18.035	18.187	16.349	12.627	12.500	—	—	—	—
Value at End of Year	23.548	19.748	18.035	18.187	16.349	12.627	—	—	—	—
Venture III No. of Units	304,370	313,517	288,489	294,634	287,568	334,298	—	—	—	—
NY Venture III No. of Units	67,589	54,446	53,968	56,988	75,934	83,894	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.625	17.949	18.128	16.320	12.624	12.500	—	—	—	—
Value at End of Year	23.367	19.625	17.949	18.128	16.320	12.624	—	—	—	—
Venture III No. of Units	454,473	467,396	471,508	488,846	458,333	521,646	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.584	17.921	18.109	16.311	12.623	12.500	—	—	—	—
Value at End of Year	23.307	19.584	17.921	18.109	16.311	12.623	—	—	—	—
Venture III No. of Units	42,796	62,163	46,293	45,045	43,438	61,823	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	19.462	17.836	18.050	16.282	12.620	12.500	—	—	—	—
Value at End of Year	23.127	19.462	17.836	18.050	16.282	12.620	—	—	—	—
Venture III No. of Units	55,091	63,940	59,416	50,471	40,398	19,166	—	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	18.790	18.308	18.581	17.685	17.936	16.622	15.970	14.261	11.616	13.201
Value at End of Year	19.378	18.790	18.308	18.581	17.685	17.936	16.622	15.970	14.261	11.616
Venture III No. of Units	32,072	32,545	34,863	39,245	39,642	44,482	59,074	73,976	81,973	114,249
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	18.680	18.210	18.491	17.609	17.867	16.567	15.925	14.227	11.595	13.184
Value at End of Year	19.256	18.680	18.210	18.491	17.609	17.867	16.567	15.925	14.227	11.595
Venture III No. of Units	38,942	40,739	49,929	81,814	44,932	52,029	62,743	67,384	74,517	78,355
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	18.356	17.921	18.225	16.402	—	—	15.790	14.128	11.531	13.131
Value at End of Year	18.893	18.356	17.921	18.225	—	—	16.402	15.790	14.128	11.531
Venture III No. of Units	323	131	441	153	—	—	674	732	725	646
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	18.249	17.826	18.137	17.306	17.595	16.347	15.745	14.095	11.510	13.113
Value at End of Year	18.774	18.249	17.826	18.137	17.306	17.595	16.347	15.745	14.095	11.510
Venture III No. of Units	2,913	4,290	4,071	6,136	4,518	6,011	6,309	9,936	9,917	10,541
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	18.366	17.913	18.236	17.393	17.674	16.414	15.787	14.115	11.537	13.127
Value at End of Year	18.902	18.366	17.913	18.236	17.393	17.674	16.414	15.787	14.115	11.537
Venture III No. of Units	2,441,597	694,217	2,721,506	3,157,624	3,781,604	3,956,727	4,477,825	5,758,177	6,694,040	7,098,419
NY Venture III No. of Units	246,758	228,752	259,543	276,216	314,846	330,624	358,360	428,311	484,964	516,208
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.259	17.817	18.148	17.317	17.606	16.359	15.742	14.082	11.515	13.110
Value at End of Year	18.783	18.259	17.817	18.148	17.317	17.606	16.359	15.742	14.082	11.515
Venture III No. of Units	46,235	53,468	61,196	71,667	65,738	70,263	100,638	124,051	132,427	145,850
NY Venture III No. of Units	305,802	296,167	310,590	355,714	421,557	422,064	478,070	665,000	738,700	754,740
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.942	17.534	17.886	17.093	17.405	16.196	15.609	13.983	11.452	13.057
Value at End of Year	18.429	17.942	17.534	17.886	17.093	17.405	16.196	15.609	13.983	11.452
Venture III No. of Units	1,444,051	1,477,207	1,683,266	1,924,019	2,217,666	2,386,407	2,776,969	3,621,933	4,088,133	4,274,570

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.837	17.441	17.800	17.019	17.338	16.142	15.564	13.951	11.431	13.040
Value at End of Year	18.313	17.837	17.441	17.800	17.019	17.338	16.142	15.564	13.951	11.431
Venture III No. of Units	9,181	9,383	10,610	9,912	10,338	20,048	25,131	29,813	35,723	33,449
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.528	17.164	17.543	16.799	17.140	15.981	15.432	13.853	11.368	12.988
Value at End of Year	17.968	17.528	17.164	17.543	16.799	17.140	15.981	15.432	13.853	11.368
Venture III No. of Units	88,849	105,281	120,535	136,821	176,127	198,808	256,691	314,157	317,387	379,267
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series I Shares (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	30.275	27.839	27.586	25.579	19.359	16.885	17.095	15.375	12.167	20.491
Value at End of Year	—	30.275	27.839	27.586	25.579	19.359	16.885	17.095	15.375	12.167
Venture III No. of Units	—	4,363	4,773	5,277	7,027	7,486	9,177	11,084	17,050	21,403
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	22.859	21.030	20.850	19.342	14.646	12.781	12.947	11.650	9.224	15.541
Value at End of Year	—	22.859	21.030	20.850	19.342	14.646	12.781	12.947	11.650	9.224
Venture III No. of Units	—	3,353	3,737	4,094	4,472	6,227	8,685	10,885	11,458	31,234
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	22.336	—	—	—	—	—	—	—	—	15.392
Value at End of Year	—	22.336	—	—	—	—	—	—	—	9.122
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	22.165	20.432	20.297	18.867	14.315	12.517	12.705	11.455	9.088	15.343
Value at End of Year	—	22.165	20.432	20.297	18.867	14.315	12.517	12.705	11.455	9.088
Venture III No. of Units	—	775	2,325	1,708	2,123	2,287	2,240	3,401	5,459	5,486
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.431	22.502	22.349	20.757	15.743	13.754	13.962	12.582	9.973	16.830
Value at End of Year	—	24.431	22.502	22.349	20.757	15.743	13.754	13.962	12.582	9.973
Venture III No. of Units	—	9,137	11,717	15,363	19,430	28,352	30,095	39,349	46,792	55,194
NY Venture III No. of Units	—	721	725	729	734	738	744	3,464	3,568	3,666
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.171	25.038	24.880	23.120	17.544	15.334	15.575	14.042	11.136	18.802
Value at End of Year	—	27.171	25.038	24.880	23.120	17.544	15.334	15.575	14.042	11.136
Venture III No. of Units	—	13,826	14,296	11,081	22,639	27,520	34,337	37,395	39,206	44,356
NY Venture III No. of Units	—	5,172	5,204	5,271	22,407	5,652	6,327	6,448	6,570	7,368
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.581	24.531	24.412	22.720	17.266	15.114	15.374	13.882	11.026	18.643
Value at End of Year	—	26.581	24.531	24.412	22.720	17.266	15.114	15.374	13.882	11.026
Venture III No. of Units	—	8,515	8,682	7,527	14,111	10,100	9,116	10,775	11,722	12,544
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.387	24.364	24.259	22.588	17.174	15.042	15.308	13.829	10.989	18.591
Value at End of Year	—	26.387	24.364	24.259	22.588	17.174	15.042	15.308	13.829	10.989
Venture III No. of Units	—	2,249	2,456	2,669	4,672	2,154	5,138	7,228	7,328	8,217
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	29.115	26.924	26.848	25.036	19.064	16.722	17.044	15.420	12.272	20.792
Value at End of Year	—	29.115	26.924	26.848	25.036	19.064	16.722	17.044	15.420	12.272
Venture III No. of Units	—	1,592	1,633	1,235	7,982	1,243	1,233	3,109	3,783	3,852
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	12.377	21.675
Value at End of Year	—	—	—	—	—	—	—	—	14.742	12.377
Venture III No. of Units	—	—	—	—	—	—	—	—	36,722	48,903
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	8.135	14.253
Value at End of Year	—	—	—	—	—	—	—	—	9.684	8.135
Venture III No. of Units	—	—	—	—	—	—	—	—	53,653	77,877

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	8.045	14.117
Value at End of Year	—	—	—	—	—	—	—	—	9.563	8.045
Venture III No. of Units	—	—	—	—	—	—	—	—	808	795
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	8.015	14.071
Value at End of Year	—	—	—	—	—	—	—	—	9.522	8.015
Venture III No. of Units	—	—	—	—	—	—	—	—	20,752	20,434
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	8.797	15.437
Value at End of Year	—	—	—	—	—	—	—	—	10.459	8.797
Venture III No. of Units	—	—	—	—	—	—	—	—	208,245	236,824
NY Venture III No. of Units	—	—	—	—	—	—	—	—	22,403	28,849
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	9.297	16.322
Value at End of Year	—	—	—	—	—	—	—	—	11.047	9.297
Venture III No. of Units	—	—	—	—	—	—	—	—	86,539	108,285
NY Venture III No. of Units	—	—	—	—	—	—	—	—	21,368	22,539
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	9.204	16.184
Value at End of Year	—	—	—	—	—	—	—	—	10.921	9.204
Venture III No. of Units	—	—	—	—	—	—	—	—	55,660	66,213
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	9.174	16.139
Value at End of Year	—	—	—	—	—	—	—	—	10.880	9.174
Venture III No. of Units	—	—	—	—	—	—	—	—	12,473	14,296
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	10.762	18.961
Value at End of Year	—	—	—	—	—	—	—	—	12.744	10.762
Venture III No. of Units	—	—	—	—	—	—	—	—	12,209	13,988
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	17.788	16.300	17.298	14.858	11.931	17.032
Value at End of Year	—	—	—	—	—	17.788	16.300	17.298	14.858	11.931
Venture III No. of Units	—	—	—	—	—	46,956	50,191	62,387	63,849	85,247
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	17.804	16.323	17.331	14.894	11.965	17.090
Value at End of Year	—	—	—	—	—	17.804	16.323	17.331	14.894	11.965
Venture III No. of Units	—	—	—	—	—	22,517	25,034	34,349	41,005	48,357
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	17.501	16.070	17.087	14.707	11.833	16.927
Value at End of Year	—	—	—	—	—	17.501	16.070	17.087	14.707	11.833
Venture III No. of Units	—	—	—	—	—	715	1,212	1,215	1,219	1,223
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	17.402	15.986	17.007	14.645	11.789	16.872
Value at End of Year	—	—	—	—	—	17.402	15.986	17.007	14.645	11.789
Venture III No. of Units	—	—	—	—	—	16,008	17,392	22,351	29,477	35,098
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.469	16.055	17.074	14.693	11.817	16.891
Value at End of Year	—	—	—	—	—	17.469	16.055	17.074	14.693	11.817
Venture III No. of Units	—	—	—	—	—	226,097	264,574	302,002	342,402	395,827
NY Venture III No. of Units	—	—	—	—	—	35,152	51,811	44,973	50,414	63,658
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	18.928	17.405	18.519	15.945	12.830	18.348
Value at End of Year	—	—	—	—	—	18.928	17.405	18.519	15.945	12.830
Venture III No. of Units	—	—	—	—	—	59,803	58,705	71,719	91,219	102,850
NY Venture III No. of Units	—	—	—	—	—	40,963	48,062	49,721	52,967	59,349

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	18.628	17.155	18.281	15.763	12.703	18.193
Value at End of Year	—	—	—	—	—	18.628	17.155	18.281	15.763	12.703
Venture III No. of Units	—	—	—	—	—	219,249	241,821	270,349	296,502	339,321
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	18.529	17.073	18.202	15.703	12.661	18.142
Value at End of Year	—	—	—	—	—	18.529	17.073	18.202	15.703	12.661
Venture III No. of Units	—	—	—	—	—	9,013	9,443	12,549	14,102	16,257
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	21.262	19.620	20.950	18.101	14.616	20.975
Value at End of Year	—	—	—	—	—	21.262	19.620	20.950	18.101	14.616
Venture III No. of Units	—	—	—	—	—	25,712	28,150	30,928	39,367	40,169
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.429	16.257	16.354	15.828	13.051	11.462	11.547	10.476	12.500	—
Value at End of Year	19.852	17.429	16.257	16.354	15.828	13.051	11.462	11.547	10.476	—
Venture III No. of Units	119,372	133,573	102,959	113,877	126,746	144,743	172,265	186,975	208,163	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	17.345	16.187	16.292	15.775	13.014	11.436	11.526	10.462	12.500	—
Value at End of Year	19.746	17.345	16.187	16.292	15.775	13.014	11.436	11.526	10.462	—
Venture III No. of Units	67,781	76,920	82,382	96,479	104,603	111,988	147,045	186,959	210,777	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.095	15.977	11.356	—	—	—	11.463	10.420	12.500	—
Value at End of Year	19.432	17.095	15.977	—	—	—	11.356	11.463	10.420	—
Venture III No. of Units	—	—	207	—	—	—	105	105	105	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	17.012	15.908	16.044	15.566	12.867	11.329	11.442	10.406	12.500	—
Value at End of Year	19.329	17.012	15.908	16.044	15.566	12.867	11.329	11.442	10.406	—
Venture III No. of Units	54,080	66,763	69,832	74,290	49,600	44,094	51,276	62,703	64,334	—
American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.243	16.095	16.215	15.716	12.976	11.424	11.515	10.461	8.628	12.501
Value at End of Year	19.623	17.243	16.095	16.215	15.716	12.976	11.424	11.515	10.461	8.628
Venture III No. of Units	14,647,243	16,100,121	17,434,692	20,151,537	23,487,234	27,017,633	31,272,422	35,448,701	38,231,850	29,305,892
NY Venture III No. of Units	821,900	952,101	1,040,616	1,147,089	1,364,744	1,596,697	1,793,998	2,013,429	2,191,688	1,874,834
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.160	16.025	16.153	15.664	12.939	11.397	11.494	10.447	8.620	12.497
Value at End of Year	19.519	17.160	16.025	16.153	15.664	12.939	11.397	11.494	10.447	8.620
Venture III No. of Units	437,654	412,044	377,481	369,980	384,086	415,256	491,118	545,664	731,833	334,154
NY Venture III No. of Units	38,278	44,086	52,493	63,579	73,433	92,471	102,753	148,371	161,544	77,825
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.913	15.818	15.968	15.508	12.830	11.317	11.430	10.405	8.599	12.484
Value at End of Year	19.209	16.913	15.818	15.968	15.508	12.830	11.317	11.430	10.405	8.599
Venture III No. of Units	8,761,733	9,523,671	10,379,924	11,504,291	13,332,908	15,555,858	17,811,486	19,746,843	21,351,438	16,411,509
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.831	15.750	15.907	15.456	12.793	11.291	11.410	10.391	8.591	12.480
Value at End of Year	19.106	16.831	15.750	15.907	15.456	12.793	11.291	11.410	10.391	8.591
Venture III No. of Units	67,709	62,962	74,886	73,500	71,378	80,334	93,223	85,393	97,805	137,818
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.589	15.546	15.725	15.302	12.685	11.212	11.347	10.350	8.570	12.468
Value at End of Year	18.803	16.589	15.546	15.725	15.302	12.685	11.212	11.347	10.350	8.570
Venture III No. of Units	71,764	59,672	62,158	60,339	49,202	50,261	59,811	64,621	68,780	31,244
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.350	16.866	15.343	12.270	19.726
Value at End of Year	—	—	—	—	—	—	16.350	16.866	15.343	12.270
Venture III No. of Units	—	—	—	—	—	—	590,687	677,644	792,608	907,856
NY Venture III No. of Units	—	—	—	—	—	—	47,465	61,573	75,534	123,109

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.280	16.801	15.292	12.235	19.680
Value at End of Year	—	—	—	—	—	—	16.280	16.801	15.292	12.235
Venture III No. of Units	—	—	—	—	—	—	94,510	99,894	113,193	136,697
NY Venture III No. of Units	—	—	—	—	—	—	135,822	102,104	52,401	194,770
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.070	16.609	15.140	12.131	19.543
Value at End of Year	—	—	—	—	—	—	16.070	16.609	15.140	12.131
Venture III No. of Units	—	—	—	—	—	—	551,396	639,489	724,434	805,378
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.000	16.546	15.090	12.097	19.498
Value at End of Year	—	—	—	—	—	—	16.000	16.546	15.090	12.097
Venture III No. of Units	—	—	—	—	—	—	14,429	13,694	15,392	16,169
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.794	16.357	14.939	11.995	19.362
Value at End of Year	—	—	—	—	—	—	15.794	16.357	14.939	11.995
Venture III No. of Units	—	—	—	—	—	—	30,751	34,136	39,802	47,914
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.824	11.649	13.133
Value at End of Year	—	—	—	—	—	—	—	13.367	12.824	11.649
Venture III No. of Units	—	—	—	—	—	—	—	16,563,387	17,812,583	16,984,638
NY Venture III No. of Units	—	—	—	—	—	—	—	2,405,386	2,511,676	2,426,076
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.796	11.629	13.117
Value at End of Year	—	—	—	—	—	—	—	13.331	12.796	11.629
Venture III No. of Units	—	—	—	—	—	—	—	153,328	231,659	189,547
NY Venture III No. of Units	—	—	—	—	—	—	—	109,453	116,196	97,090
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.712	11.569	13.070
Value at End of Year	—	—	—	—	—	—	—	13.223	12.712	11.569
Venture III No. of Units	—	—	—	—	—	—	—	10,287,367	11,086,003	10,626,129
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.684	11.550	13.054
Value at End of Year	—	—	—	—	—	—	—	13.187	12.684	11.550
Venture III No. of Units	—	—	—	—	—	—	—	37,539	54,619	64,185
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.600	11.490	13.007
Value at End of Year	—	—	—	—	—	—	—	13.081	12.600	11.490
Venture III No. of Units	—	—	—	—	—	—	—	164,061	176,950	206,878
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.909	17.173	16.394	16.369	12.958	10.799	12.117	11.081	7.966	13.208
Value at End of Year	21.777	16.909	17.173	16.394	16.369	12.958	10.799	12.117	11.081	7.966
Venture III No. of Units	1,880,037	2,144,686	2,394,742	2,710,188	3,184,340	3,019,235	3,475,982	4,196,012	4,715,245	5,552,129
NY Venture III No. of Units	102,704	120,361	138,021	148,766	186,369	164,215	192,270	215,811	229,302	232,587
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.828	17.099	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203
Value at End of Year	21.661	16.828	17.099	16.331	16.315	12.921	10.773	12.095	11.066	7.959
Venture III No. of Units	132,535	172,716	204,219	192,135	199,084	217,864	221,615	265,843	254,941	167,607
NY Venture III No. of Units	7,590	5,937	8,870	10,272	17,397	4,084	9,755	10,232	19,908	17,601
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.585	16.878	16.144	16.152	12.812	10.698	12.029	11.022	7.939	13.190
Value at End of Year	21.317	16.585	16.878	16.144	16.152	12.812	10.698	12.029	11.022	7.939
Venture III No. of Units	1,161,517	1,291,084	1,444,980	1,568,737	1,906,609	1,761,418	2,084,954	2,366,856	2,604,471	2,784,867
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.505	16.805	16.083	16.098	12.775	10.673	12.007	11.007	7.932	13.186
Value at End of Year	21.204	16.505	16.805	16.083	16.098	12.775	10.673	12.007	11.007	7.932
Venture III No. of Units	35,762	20,742	22,414	12,987	13,954	17,260	24,534	13,053	17,399	11,946

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.268	16.587	15.898	15.938	12.667	10.599	11.941	10.963	7.913	13.172
Value at End of Year	20.867	16.268	16.587	15.898	15.938	12.667	10.599	11.941	10.963	7.913
Venture III No. of Units	44,016	27,879	27,637	23,878	31,307	15,557	17,935	24,970	28,823	8,772
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013)
Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.586	9.161	11.587	9.667	6.126	13.480
Value at End of Year	—	—	—	—	—	10.586	9.161	11.587	9.667	6.126
Venture III No. of Units	—	—	—	—	—	1,155,421	1,299,388	1,599,847	1,956,643	2,239,804
NY Venture III No. of Units	—	—	—	—	—	62,842	71,617	69,205	80,501	89,120
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	10.556	9.139	11.566	9.655	6.121	13.475
Value at End of Year	—	—	—	—	—	10.556	9.139	11.566	9.655	6.121
Venture III No. of Units	—	—	—	—	—	49,733	63,501	75,446	70,618	30,646
NY Venture III No. of Units	—	—	—	—	—	23,345	23,560	24,455	26,659	10,927
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	10.466	9.076	11.502	9.616	6.105	13.462
Value at End of Year	—	—	—	—	—	10.466	9.076	11.502	9.616	6.105
Venture III No. of Units	—	—	—	—	—	648,748	745,613	808,170	988,293	1,113,683
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	10.437	9.054	11.481	9.603	6.100	13.457
Value at End of Year	—	—	—	—	—	10.437	9.054	11.481	9.603	6.100
Venture III No. of Units	—	—	—	—	—	17,957	23,192	47,337	41,660	11,991
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	10.348	8.991	11.418	9.565	6.085	13.444
Value at End of Year	—	—	—	—	—	10.348	8.991	11.418	9.565	6.085
Venture III No. of Units	—	—	—	—	—	29,441	30,070	18,848	25,246	3,369
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	32.191	30.015	28.693	27.019	21.215	18.399	19.645	16.906	12.393	22.614
Value at End of Year	40.449	32.191	30.015	28.693	27.019	21.215	18.399	19.645	16.906	12.393
Venture III No. of Units	3,777,208	4,583,629	5,225,187	6,253,294	7,536,441	9,614,438	11,384,800	13,212,231	15,801,921	18,679,406
NY Venture III No. of Units	569,843	685,175	774,366	903,169	1,080,933	1,309,213	1,583,074	1,787,399	2,054,660	2,458,149
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	31.972	29.826	28.526	26.876	21.113	18.319	19.570	16.849	12.358	22.561
Value at End of Year	40.154	31.972	29.826	28.526	26.876	21.113	18.319	19.570	16.849	12.358
Venture III No. of Units	231,039	253,312	294,208	343,926	403,956	206,397	586,598	674,875	748,301	810,449
NY Venture III No. of Units	227,607	261,860	283,546	331,603	439,565	548,717	643,850	755,932	857,606	981,629
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	31.323	29.265	28.031	26.449	20.809	18.083	19.347	16.682	12.254	22.404
Value at End of Year	39.280	31.323	29.265	28.031	26.449	20.809	18.083	19.347	16.682	12.254
Venture III No. of Units	2,488,546	3,023,969	3,509,209	4,184,518	5,168,356	6,689,960	7,887,535	9,182,176	10,841,801	12,636,905
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.110	29.080	27.868	26.308	20.708	18.005	19.273	16.626	12.219	22.352
Value at End of Year	38.993	31.110	29.080	27.868	26.308	20.708	18.005	19.273	16.626	12.219
Venture III No. of Units	45,712	50,413	79,301	90,870	72,938	70,234	162,761	128,494	216,670	225,615
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.478	28.533	27.385	25.891	20.410	17.772	19.052	16.461	12.116	22.197
Value at End of Year	38.145	30.478	28.533	27.385	25.891	20.410	17.772	19.052	16.461	12.116
Venture III No. of Units	112,235	130,706	165,328	187,391	215,089	216,367	354,807	362,331	473,064	565,698
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	29.120	26.645	26.790	24.702	18.880	16.385	17.013	15.574	12.500	—
Value at End of Year	34.956	29.120	26.645	26.790	24.702	18.880	16.385	17.013	15.574	—
Venture III No. of Units	52,820	64,479	82,942	98,055	118,106	133,704	149,864	147,957	161,022	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	28.921	26.477	26.634	24.571	18.789	16.314	16.948	15.522	12.500	—
Value at End of Year	34.701	28.921	26.477	26.634	24.571	18.789	16.314	16.948	15.522	—
Venture III No. of Units	112,549	134,655	130,711	125,805	140,483	162,937	188,135	220,847	225,309	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	28.335	25.979	26.172	24.181	18.519	16.104	16.755	15.368	12.500	—
Value at End of Year	33.946	28.335	25.979	26.172	24.181	18.519	16.104	16.755	15.368	—
Venture III No. of Units	4,334	11,252	12,074	6,609	6,506	9,310	8,948	29,273	29,055	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	28.142	25.815	26.020	24.053	18.430	16.034	16.691	15.317	12.500	—
Value at End of Year	33.698	28.142	25.815	26.020	24.053	18.430	16.034	16.691	15.317	—
Venture III No. of Units	29,776	31,696	35,878	42,763	50,983	54,409	54,007	63,768	70,614	—
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	28.820	26.382	26.564	24.525	18.769	16.318	16.970	15.565	12.110	19.914
Value at End of Year	34.555	28.820	26.382	26.564	24.525	18.769	16.318	16.970	15.565	12.110
Venture III No. of Units	4,453,061	5,187,120	6,031,416	6,924,782	8,471,101	10,985,329	12,401,862	14,578,974	16,584,003	17,989,357
NY Venture III No. of Units	688,921	798,817	906,746	1,013,880	1,205,160	1,506,189	1,763,722	2,035,573	2,213,341	2,463,343
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.624	26.215	26.410	24.394	18.679	16.248	16.905	15.513	12.076	19.867
Value at End of Year	34.303	28.624	26.215	26.410	24.394	18.679	16.248	16.905	15.513	12.076
Venture III No. of Units	245,919	337,196	386,955	436,124	507,565	614,480	635,356	667,839	689,016	265,128
NY Venture III No. of Units	305,538	337,817	370,364	432,799	536,942	669,721	648,921	800,860	861,426	830,894
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	28.043	25.722	25.952	24.007	18.410	16.038	16.712	15.359	11.974	19.729
Value at End of Year	33.557	28.043	25.722	25.952	24.007	18.410	16.038	16.712	15.359	11.974
Venture III No. of Units	2,936,973	3,422,357	4,006,116	4,617,789	5,721,867	7,450,825	8,165,184	9,641,624	10,797,075	11,766,693
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	27.852	25.559	25.801	23.880	18.321	15.969	16.648	15.308	11.940	19.683
Value at End of Year	33.312	27.852	25.559	25.801	23.880	18.321	15.969	16.648	15.308	11.940
Venture III No. of Units	37,264	40,345	40,901	44,380	53,754	69,202	71,216	73,361	79,500	55,553
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.287	25.078	25.353	23.501	18.057	15.763	16.458	15.156	11.839	19.546
Value at End of Year	32.587	27.287	25.078	25.353	23.501	18.057	15.763	16.458	15.156	11.839
Venture III No. of Units	115,041	134,400	162,425	192,193	244,780	304,903	345,823	394,903	441,067	526,682
American High-Income Bond Trust (merged into High Yield Trust eff 04-29-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.099	13.587	13.632	12.101	8.888	11.951
Value at End of Year	—	—	—	—	—	15.099	13.587	13.632	12.101	8.888
Venture III No. of Units	—	—	—	—	—	694,408	836,636	936,154	1,039,141	1,068,220
NY Venture III No. of Units	—	—	—	—	—	32,404	35,851	42,411	46,824	44,909
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	15.056	13.556	13.607	12.085	8.880	11.947
Value at End of Year	—	—	—	—	—	15.056	13.556	13.607	12.085	8.880
Venture III No. of Units	—	—	—	—	—	76,666	61,575	67,931	117,930	11,059
NY Venture III No. of Units	—	—	—	—	—	15,052	22,844	28,215	31,975	1,621
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	14.928	13.461	13.532	12.037	8.858	11.935
Value at End of Year	—	—	—	—	—	14.928	13.461	13.532	12.037	8.858
Venture III No. of Units	—	—	—	—	—	460,643	412,186	510,162	632,346	521,522
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	14.886	13.430	13.508	12.021	8.851	11.931
Value at End of Year	—	—	—	—	—	14.886	13.430	13.508	12.021	8.851
Venture III No. of Units	—	—	—	—	—	7,632	2,493	14,830	28,572	1,553
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	14.760	13.336	13.433	11.972	8.829	11.919
Value at End of Year	—	—	—	—	—	14.760	13.336	13.433	11.972	8.829
Venture III No. of Units	—	—	—	—	—	7,956	4,121	3,376	18,031	5,699
American International Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	27.125	26.780	28.652	30.076	25.273	21.913	26.019	24.796	17.701	31.284
Value at End of Year	35.086	27.125	26.780	28.652	30.076	25.273	21.913	26.019	24.796	17.701
Venture III No. of Units	2,678,932	3,298,636	3,612,667	3,981,801	4,433,424	5,349,177	6,341,256	6,737,333	7,513,785	8,964,897
NY Venture III No. of Units	366,467	447,734	481,367	513,791	551,176	652,726	789,772	772,078	815,057	1,002,161

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.940	26.611	28.486	29.916	25.151	21.819	25.919	24.713	17.651	31.211
Value at End of Year	34.830	26.940	26.611	28.486	29.916	25.151	21.819	25.919	24.713	17.651
Venture III No. of Units	86,893	95,434	121,569	154,496	197,498	310,514	344,150	387,964	413,241	430,283
NY Venture III No. of Units	114,506	124,807	133,188	154,252	190,489	234,685	272,408	299,687	314,691	359,333
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.393	26.110	27.991	29.441	24.789	21.537	25.623	24.467	17.502	30.994
Value at End of Year	34.072	26.393	26.110	27.991	29.441	24.789	21.537	25.623	24.467	17.502
Venture III No. of Units	1,801,746	2,223,962	2,430,870	2,683,081	3,050,262	3,710,550	4,354,374	4,614,531	5,077,240	6,026,026
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	26.214	25.945	27.829	29.285	24.670	21.444	25.525	24.386	17.452	30.922
Value at End of Year	33.823	26.214	25.945	27.829	29.285	24.670	21.444	25.525	24.386	17.452
Venture III No. of Units	18,815	19,715	24,457	25,629	28,127	29,164	33,869	50,835	59,615	61,416
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.682	25.457	27.346	28.820	24.315	21.167	25.234	24.144	17.305	30.707
Value at End of Year	33.087	25.682	25.457	27.346	28.820	24.315	21.167	25.234	24.144	17.305
Venture III No. of Units	74,844	90,391	103,417	117,337	132,488	150,278	179,118	192,794	201,440	241,843
American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.179	12.787	13.504	14.982	13.754	11.940	14.181	12.303	8.405	14.902
Value at End of Year	—	13.179	12.787	13.504	14.982	13.754	11.940	14.181	12.303	8.405
Venture III No. of Units	—	417,182	490,880	526,732	589,639	653,899	740,138	947,429	1,007,524	958,720
NY Venture III No. of Units	—	21,196	36,904	37,800	25,033	28,126	33,948	38,870	40,608	41,307
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.115	12.732	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897
Value at End of Year	—	13.115	12.732	13.452	14.932	13.715	11.912	14.155	12.286	8.398
Venture III No. of Units	—	104,489	137,951	145,628	160,125	180,462	199,158	243,503	223,008	135,237
NY Venture III No. of Units	—	16,315	19,134	26,783	27,949	52,612	48,115	52,903	26,383	19,238
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.926	12.567	13.298	14.783	13.598	11.829	14.077	12.237	8.376	14.882
Value at End of Year	—	12.926	12.567	13.298	14.783	13.598	11.829	14.077	12.237	8.376
Venture III No. of Units	—	260,200	271,565	303,327	354,172	180,790	512,992	578,387	609,623	537,002
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.864	12.513	13.247	14.734	13.560	11.801	14.052	12.221	8.369	14.877
Value at End of Year	—	12.864	12.513	13.247	14.734	13.560	11.801	14.052	12.221	8.369
Venture III No. of Units	—	14,873	18,302	20,107	21,326	94,308	13,961	58,776	49,113	22,899
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.678	12.351	13.095	14.587	13.445	11.719	13.974	12.172	8.348	14.863
Value at End of Year	—	12.678	12.351	13.095	14.587	13.445	11.719	13.974	12.172	8.348
Venture III No. of Units	—	14,877	15,748	15,866	16,467	65,348	17,206	28,418	20,750	10,565
BlackRock Advantage U.S. Total Market V.I. Fund (formerly BlackRock Value Opportunities V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	33.035	27.204	29.663	28.702	20.520	18.413	19.208	15.196	12.047	20.481
Value at End of Year	36.997	33.035	27.204	29.663	28.702	20.520	18.413	19.208	15.196	12.047
Venture III No. of Units	732	850	850	848	846	842	1,039	1,218	1,234	1,481
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	29.492	24.299	26.508	25.663	18.356	16.479	17.200	13.614	10.798	18.367
Value at End of Year	33.013	29.492	24.299	26.508	25.663	18.356	16.479	17.200	13.614	10.798
Venture III No. of Units	532	531	595	573	545	637	630	606	671	691
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 07-20-1998)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.359	21.871	23.672	21.927	16.171	14.436	15.074	13.601	10.563	17.002
Value at End of Year	26.977	25.359	21.871	23.672	21.927	16.171	14.436	15.074	13.601	10.563
Venture III No. of Units	386	389	391	393	395	398	400	403	406	409
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.605	—	—	22.173	16.360	14.613	15.266	13.782	10.708	17.244
Value at End of Year	27.226	25.605	—	—	22.173	16.360	14.613	15.266	13.782	10.708
Venture III No. of Units	—	—	—	—	324	326	328	330	332	334

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Blue Chip Growth Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	45.726	46.113	42.212	39.344	28.302	24.320	24.373	21.333	15.177	26.853
Value at End of Year	61.301	45.726	46.113	42.212	39.344	28.302	24.320	24.373	21.333	15.177
Venture III No. of Units	60,664	66,150	76,632	84,011	91,326	110,218	124,088	146,152	132,130	169,683
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.870	26.102	23.906	22.293	16.044	13.794	13.831	12.112	8.621	15.261
Value at End of Year	34.664	25.870	26.102	23.906	22.293	16.044	13.794	13.831	12.112	8.621
Venture III No. of Units	98,099	94,827	104,476	116,103	141,727	154,632	192,550	252,642	333,112	376,442
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	25.279	25.543	23.429	21.881	15.771	13.580	13.637	11.960	8.526	15.115
Value at End of Year	33.821	25.279	25.543	23.429	21.881	15.771	13.580	13.637	11.960	8.526
Venture III No. of Units	5,066	5,218	5,391	5,504	5,694	6,632	9,284	18,873	34,007	35,344
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	25.084	25.360	23.272	21.746	15.682	13.509	13.573	11.909	8.494	15.066
Value at End of Year	33.544	25.084	25.360	23.272	21.746	15.682	13.509	13.573	11.909	8.494
Venture III No. of Units	51,810	53,770	58,857	52,767	67,427	57,485	62,236	70,746	91,372	84,718
Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	26.707	26.985	24.754	23.112	16.661	14.344	14.404	12.630	9.007	15.962
Value at End of Year	35.720	26.707	26.985	24.754	23.112	16.661	14.344	14.404	12.630	9.007
Venture III No. of Units	617,578	715,993	852,144	836,745	1,167,500	1,231,726	1,453,675	1,672,388	1,915,212	2,029,070
NY Venture III No. of Units	71,674	77,037	82,409	90,658	98,750	120,703	125,429	143,341	157,255	172,630
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.419	28.730	26.367	24.631	17.764	15.302	15.373	13.487	9.623	17.062
Value at End of Year	37.991	28.419	28.730	26.367	24.631	17.764	15.302	15.373	13.487	9.623
Venture III No. of Units	223,760	244,861	280,122	289,948	303,154	345,720	417,285	489,291	531,322	605,505
NY Venture III No. of Units	57,755	66,407	74,384	81,704	79,025	118,727	132,668	157,004	172,910	192,476
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	27.802	28.148	25.872	24.205	17.483	15.083	15.175	13.334	9.527	16.918
Value at End of Year	37.110	27.802	28.148	25.872	24.205	17.483	15.083	15.175	13.334	9.527
Venture III No. of Units	371,123	437,144	478,997	488,099	603,122	672,073	811,832	961,264	1,112,135	1,222,351
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	27.599	27.956	25.709	24.064	17.390	15.010	15.110	13.283	9.496	16.870
Value at End of Year	36.821	27.599	27.956	25.709	24.064	17.390	15.010	15.110	13.283	9.496
Venture III No. of Units	24,720	29,721	34,451	40,217	61,765	62,897	67,358	63,932	76,573	85,506
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.837	31.283	28.811	27.009	19.547	16.898	17.035	14.998	10.738	19.106
Value at End of Year	41.080	30.837	31.283	28.811	27.009	19.547	16.898	17.035	14.998	10.738
Venture III No. of Units	35,507	42,269	61,702	55,937	70,457	89,043	101,241	114,066	143,180	144,505
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.091	12.939	13.149	12.683	13.108	12.558	12.500	—	—	—
Value at End of Year	13.323	13.091	12.939	13.149	12.683	13.108	12.558	—	—	—
Venture III No. of Units	9,547,868	9,693,816	10,224,146	11,535,929	13,585,297	13,458,376	14,408,156	—	—	—
NY Venture III No. of Units	1,586,642	1,602,960	1,681,994	1,885,205	2,149,543	1,993,945	2,216,104	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.057	12.912	13.128	12.669	13.100	12.557	12.500	—	—	—
Value at End of Year	13.282	13.057	12.912	13.128	12.669	13.100	12.557	—	—	—
Venture III No. of Units	85,418	84,068	40,120	47,777	63,204	77,889	124,310	—	—	—
NY Venture III No. of Units	93,722	106,531	59,539	64,386	68,283	91,511	103,679	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.956	12.832	13.066	12.628	13.077	12.554	12.500	—	—	—
Value at End of Year	13.159	12.956	12.832	13.066	12.628	13.077	12.554	—	—	—
Venture III No. of Units	6,039,030	6,061,329	6,442,773	7,353,400	8,579,741	8,340,955	8,880,772	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.922	12.805	13.045	12.614	13.069	12.553	12.500	—	—	—
Value at End of Year	13.119	12.922	12.805	13.045	12.614	13.069	12.553	—	—	—
Venture III No. of Units	10,832	11,507	8,813	15,988	17,861	25,773	30,275	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.822	12.725	12.983	12.573	13.046	12.550	12.500	—	—	—
Value at End of Year	12.998	12.822	12.725	12.983	12.573	13.046	12.550	—	—	—
Venture III No. of Units	112,158	108,310	84,645	105,668	138,324	116,969	116,199	—	—	—
Capital Appreciation Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.868	17.335	15.812	14.660	10.846	9.508	9.659	8.781	6.273	10.160
Value at End of Year	22.654	16.868	17.335	15.812	14.660	10.846	9.508	9.659	8.781	6.273
Venture III No. of Units	121,800	134,150	143,075	160,924	175,196	198,443	231,600	283,688	251,748	287,512
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	22.631	23.270	21.236	19.699	14.581	12.789	12.998	11.822	8.451	13.694
Value at End of Year	30.380	22.631	23.270	21.236	19.699	14.581	12.789	12.998	11.822	8.451
Venture III No. of Units	62,422	71,910	77,809	98,939	107,259	133,942	165,989	208,086	202,018	223,316
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	22.114	22.772	20.812	19.335	14.333	12.591	12.815	11.674	8.357	13.562
Value at End of Year	29.641	22.114	22.772	20.812	19.335	14.333	12.591	12.815	11.674	8.357
Venture III No. of Units	13,489	14,342	10,723	10,887	11,208	11,753	14,735	15,275	16,953	21,174
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	21.944	22.608	20.673	19.215	14.252	12.525	12.755	11.625	8.326	13.519
Value at End of Year	29.398	21.944	22.608	20.673	19.215	14.252	12.525	12.755	11.625	8.326
Venture III No. of Units	50,190	54,423	60,303	63,125	125,207	126,738	151,064	147,794	146,759	173,580
Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	23.963	24.674	22.564	20.955	15.539	13.638	13.888	11.634	8.326	14.700
Value at End of Year	32.106	23.963	24.674	22.564	20.955	15.539	13.638	13.888	11.634	8.326
Venture III No. of Units	261,786	335,805	384,185	509,013	508,349	667,922	737,667	902,906	837,819	863,583
NY Venture III No. of Units	39,835	44,612	46,650	54,230	54,320	61,856	73,120	76,642	56,771	59,267
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.985	26.769	24.492	22.757	16.883	14.826	15.106	13.770	9.861	16.012
Value at End of Year	34.798	25.985	26.769	24.492	22.757	16.883	14.826	15.106	13.770	9.861
Venture III No. of Units	180,047	193,516	227,172	268,541	335,934	401,488	476,632	567,904	561,565	635,839
NY Venture III No. of Units	53,249	60,194	96,154	79,448	92,297	97,533	103,683	112,561	100,395	112,167
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.420	26.227	24.032	22.363	16.616	14.613	14.911	13.613	9.763	15.877
Value at End of Year	33.991	25.420	26.227	24.032	22.363	16.616	14.613	14.911	13.613	9.763
Venture III No. of Units	152,573	177,642	207,492	269,366	306,770	353,870	378,520	438,841	436,089	474,346
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.235	26.048	23.881	22.233	16.528	14.543	14.847	13.561	9.730	15.832
Value at End of Year	33.726	25.235	26.048	23.881	22.233	16.528	14.543	14.847	13.561	9.730
Venture III No. of Units	35,068	31,540	39,006	37,264	55,097	64,416	64,152	67,849	64,554	68,889
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.369	31.395	28.825	26.877	20.010	17.633	18.029	16.493	11.851	19.312
Value at End of Year	40.527	30.369	31.395	28.825	26.877	20.010	17.633	18.029	16.493	11.851
Venture III No. of Units	16,916	17,842	35,471	21,122	19,212	24,513	15,562	21,259	13,948	18,723
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	21.354	20.130	19.472	17.669	14.731	13.082	12.927	11.565	9.056	12.500
Value at End of Year	24.154	21.354	20.130	19.472	17.669	14.731	13.082	12.927	11.565	9.056
Venture III No. of Units	2,727,327	3,018,580	3,258,391	3,606,818	4,255,342	4,834,415	5,786,530	7,018,711	8,214,841	5,000,267
NY Venture III No. of Units	202,885	216,077	227,020	217,573	252,485	265,699	308,206	341,030	419,379	248,040
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.263	20.054	19.408	17.620	14.698	13.058	12.911	11.556	9.053	12.500
Value at End of Year	24.039	21.263	20.054	19.408	17.620	14.698	13.058	12.911	11.556	9.053
Venture III No. of Units	63,697	65,242	52,326	33,468	23,765	24,111	25,115	38,701	58,896	54,116
NY Venture III No. of Units	8,298	9,541	8,240	27,559	—	163	481	826	830	10,557
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.992	19.828	19.219	17.474	14.598	12.989	12.861	11.529	9.046	12.500
Value at End of Year	23.697	20.992	19.828	19.219	17.474	14.598	12.989	12.861	11.529	9.046
Venture III No. of Units	1,749,323	1,986,561	2,113,799	2,307,096	2,658,054	3,143,378	3,684,689	4,185,087	5,036,947	2,574,671

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.902	19.754	19.156	17.425	14.565	12.966	12.845	11.521	9.043	12.500
Value at End of Year	23.584	20.902	19.754	19.156	17.425	14.565	12.966	12.845	11.521	9.043
Venture III No. of Units	7,179	8,845	10,851	32,052	7,713	7,927	10,357	12,969	29,877	19,002
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.636	19.531	18.969	17.281	14.466	12.898	12.796	11.494	9.036	12.500
Value at End of Year	23.249	20.636	19.531	18.969	17.281	14.466	12.898	12.796	11.494	9.036
Venture III No. of Units	7,085	9,950	13,916	25,566	16,738	18,134	20,767	22,729	49,435	43,426
Classic Value Trust (merged into Equity Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.431
Value at End of Year	—	—	—	—	—	—	—	—	—	7.710
Venture III No. of Units	—	—	—	—	—	—	—	—	—	219,212
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	34,301
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.405
Value at End of Year	—	—	—	—	—	—	—	—	—	7.692
Venture III No. of Units	—	—	—	—	—	—	—	—	—	47,085
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	18,899
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.326
Value at End of Year	—	—	—	—	—	—	—	—	—	7.638
Venture III No. of Units	—	—	—	—	—	—	—	—	—	142,586
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.300
Value at End of Year	—	—	—	—	—	—	—	—	—	7.621
Venture III No. of Units	—	—	—	—	—	—	—	—	—	11,991
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.222
Value at End of Year	—	—	—	—	—	—	—	—	—	7.567
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,413
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.469	11.185	11.664	10.752	8.738	12.500
Value at End of Year	—	—	—	—	—	12.469	11.185	11.664	10.752	8.738
Venture III No. of Units	—	—	—	—	—	3,027,581	3,506,971	3,859,251	4,162,603	1,831,891
NY Venture III No. of Units	—	—	—	—	—	142,711	164,921	171,440	166,219	20,014
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.441	11.165	11.649	10.744	8.736	12.500
Value at End of Year	—	—	—	—	—	12.441	11.165	11.649	10.744	8.736
Venture III No. of Units	—	—	—	—	—	30,903	33,028	34,450	35,318	7,374
NY Venture III No. of Units	—	—	—	—	—	173	509	875	879	1,548
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.356	11.106	11.605	10.719	8.728	12.500
Value at End of Year	—	—	—	—	—	12.356	11.106	11.605	10.719	8.728
Venture III No. of Units	—	—	—	—	—	1,632,382	1,838,403	2,056,561	2,224,000	915,753
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.328	11.086	11.590	10.711	8.726	12.500
Value at End of Year	—	—	—	—	—	12.328	11.086	11.590	10.711	8.726
Venture III No. of Units	—	—	—	—	—	27,740	32,075	34,648	42,070	11,240
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.244	11.027	11.546	10.686	8.719	12.500
Value at End of Year	—	—	—	—	—	12.244	11.027	11.546	10.686	8.719
Venture III No. of Units	—	—	—	—	—	15,265	16,577	20,363	20,627	12,657
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.810	16.350	15.012	12.500	—
Value at End of Year	—	—	—	—	—	—	15.810	16.350	15.012	—
Venture III No. of Units	—	—	—	—	—	—	1,023,274	561,108	295,664	—
NY Venture III No. of Units	—	—	—	—	—	—	11,991	8,142	7,004	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	15.789	16.336	12.500	—	—
Value at End of Year	—	—	—	—	—	—	15.789	16.336	—	—
Venture III No. of Units	—	—	—	—	—	—	12,960	7,067	—	—
NY Venture III No. of Units	—	—	—	—	—	—	2,915	1,420	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	15.726	16.295	14.992	12.500	—
Value at End of Year	—	—	—	—	—	—	15.726	16.295	14.992	—
Venture III No. of Units	—	—	—	—	—	—	512,072	391,018	154,844	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.705	16.282	14.987	12.500	—
Value at End of Year	—	—	—	—	—	—	15.705	16.282	14.987	—
Venture III No. of Units	—	—	—	—	—	—	31,649	17,118	10,066	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.643	16.241	12.500	—	—
Value at End of Year	—	—	—	—	—	—	15.643	16.241	—	—
Venture III No. of Units	—	—	—	—	—	—	3,534	2,007	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.412	16.537	15.004	12.500	—
Value at End of Year	—	—	—	—	—	—	16.412	16.537	15.004	—
Venture III No. of Units	—	—	—	—	—	—	1,328,990	1,112,726	711,906	—
NY Venture III No. of Units	—	—	—	—	—	—	69,458	62,579	48,472	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.390	16.523	14.999	12.500	—
Value at End of Year	—	—	—	—	—	—	16.390	16.523	14.999	—
Venture III No. of Units	—	—	—	—	—	—	13,052	9,456	5,534	—
NY Venture III No. of Units	—	—	—	—	—	—	12,850	8,839	14,872	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.325	16.482	14.984	12.500	—
Value at End of Year	—	—	—	—	—	—	16.325	16.482	14.984	—
Venture III No. of Units	—	—	—	—	—	—	925,007	442,912	251,162	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.303	16.468	14.979	12.500	—
Value at End of Year	—	—	—	—	—	—	16.303	16.468	14.979	—
Venture III No. of Units	—	—	—	—	—	—	25,089	21,310	10,885	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.238	16.427	14.964	12.500	—
Value at End of Year	—	—	—	—	—	—	16.238	16.427	14.964	—
Venture III No. of Units	—	—	—	—	—	—	7,637	2,819	943	—
Core Bond Trust - Series I Shares (units first credited 04-24-2015)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	16.853	16.676	17.159	—	—	—	—	—	—	—
Value at End of Year	17.142	16.853	16.676	—	—	—	—	—	—	—
Venture III No. of Units	109,232	123,396	153,176	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	16.755	16.587	16.736	—	—	—	—	—	—	—
Value at End of Year	17.034	16.755	16.587	—	—	—	—	—	—	—
Venture III No. of Units	124,549	144,783	164,415	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	16.464	16.324	16.820	—	—	—	—	—	—	—
Value at End of Year	16.713	16.464	16.324	—	—	—	—	—	—	—
Venture III No. of Units	29,765	23,684	23,105	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	16.368	16.237	17.073	—	—	—	—	—	—	—
Value at End of Year	16.608	16.368	16.237	—	—	—	—	—	—	—
Venture III No. of Units	38,241	40,737	53,205	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	16.798	16.655	16.913	16.262	16.932	16.200	15.243	14.494	13.443	13.251
Value at End of Year	17.054	16.798	16.655	16.913	16.262	16.932	16.200	15.243	14.494	13.443
Venture III No. of Units	947,466	1,157,583	1,250,844	51,011	50,815	65,792	71,085	99,271	72,032	36,280
NY Venture III No. of Units	118,174	140,416	147,394	1,463	1,461	1,383	964	600	594	6,165
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.701	16.567	16.832	16.192	16.867	16.146	15.200	14.460	13.419	13.233
Value at End of Year	16.946	16.701	16.567	16.832	16.192	16.867	16.146	15.200	14.460	13.419
Venture III No. of Units	335,138	389,838	511,720	32,776	49,603	80,067	36,048	50,838	35,604	94,428
NY Venture III No. of Units	122,695	130,252	100,306	685	495	564	1,264	1,477	1,526	259
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	16.411	16.303	16.589	15.983	16.674	15.985	15.072	14.359	13.345	13.180
Value at End of Year	16.627	16.411	16.303	16.589	15.983	16.674	15.985	15.072	14.359	13.345
Venture III No. of Units	712,756	798,827	889,691	23,458	55,347	65,446	54,026	47,309	70,684	103,611
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	16.315	16.217	16.509	15.914	16.610	15.932	15.029	14.326	13.320	13.163
Value at End of Year	16.522	16.315	16.217	16.509	15.914	16.610	15.932	15.029	14.326	13.320
Venture III No. of Units	58,961	74,421	92,659	341	1,607	3,202	5,889	2,796	3,205	53
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.032	15.959	16.272	15.708	16.420	15.774	14.902	14.226	13.247	13.110
Value at End of Year	16.211	16.032	15.959	16.272	15.708	16.420	15.774	14.902	14.226	13.247
Venture III No. of Units	83,124	81,449	66,788	2,512	2,515	2,530	4,735	6,479	5,969	5,022
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.357	16.963	15.370	12.500	—
Value at End of Year	—	—	—	—	—	—	16.357	16.963	15.370	—
Venture III No. of Units	—	—	—	—	—	—	1,853,435	1,467,303	850,545	—
NY Venture III No. of Units	—	—	—	—	—	—	90,886	95,118	43,570	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.335	16.949	15.365	12.500	—
Value at End of Year	—	—	—	—	—	—	16.335	16.949	15.365	—
Venture III No. of Units	—	—	—	—	—	—	12,827	13,267	13,560	—
NY Venture III No. of Units	—	—	—	—	—	—	1,524	12,357	1,547	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	16.270	16.907	15.349	12.500	—
Value at End of Year	—	—	—	—	—	—	16.270	16.907	15.349	—
Venture III No. of Units	—	—	—	—	—	—	1,436,593	1,326,066	592,387	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.248	16.893	15.344	12.500	—
Value at End of Year	—	—	—	—	—	—	16.248	16.893	15.344	—
Venture III No. of Units	—	—	—	—	—	—	40,208	39,369	21,924	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.184	16.851	15.329	12.500	—
Value at End of Year	—	—	—	—	—	—	16.184	16.851	15.329	—
Venture III No. of Units	—	—	—	—	—	—	16,284	3,650	2,365	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.152
Value at End of Year	—	—	—	—	—	—	—	—	—	6.321
Venture III No. of Units	—	—	—	—	—	—	—	—	—	750,837
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	48,028
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.126
Value at End of Year	—	—	—	—	—	—	—	—	—	6.306
Venture III No. of Units	—	—	—	—	—	—	—	—	—	18,246
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	56,005

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.049
Value at End of Year	—	—	—	—	—	—	—	—	—	6.262
Venture III No. of Units	—	—	—	—	—	—	—	—	—	446,779
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.023
Value at End of Year	—	—	—	—	—	—	—	—	—	6.247
Venture III No. of Units	—	—	—	—	—	—	—	—	—	541
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.946
Value at End of Year	—	—	—	—	—	—	—	—	—	6.204
Venture III No. of Units	—	—	—	—	—	—	—	—	—	33,265
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.067	15.659	15.837	14.684	12.500	—
Value at End of Year	—	—	—	—	—	17.067	15.659	15.837	14.684	—
Venture III No. of Units	—	—	—	—	—	1,813,058	1,470,892	1,374,026	980,775	—
NY Venture III No. of Units	—	—	—	—	—	151,092	226,023	226,957	34,847	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	17.035	15.638	15.824	14.679	12.500	—
Value at End of Year	—	—	—	—	—	17.035	15.638	15.824	14.679	—
Venture III No. of Units	—	—	—	—	—	18,177	11,866	10,414	1,849	—
NY Venture III No. of Units	—	—	—	—	—	8,088	4,632	4,649	116	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.942	15.576	15.784	14.664	12.500	—
Value at End of Year	—	—	—	—	—	16.942	15.576	15.784	14.664	—
Venture III No. of Units	—	—	—	—	—	1,838,611	861,205	773,319	449,200	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	16.818	15.493	15.732	14.644	12.500	—
Value at End of Year	—	—	—	—	—	16.818	15.493	15.732	14.644	—
Venture III No. of Units	—	—	—	—	—	56,734	2,530	3,552	23,195	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.996	15.306	16.167	15.178	12.500	—
Value at End of Year	—	—	—	—	—	16.996	15.306	16.167	15.178	—
Venture III No. of Units	—	—	—	—	—	2,636,633	2,878,883	3,064,742	1,745,627	—
NY Venture III No. of Units	—	—	—	—	—	102,528	147,769	147,523	90,871	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.965	15.286	16.154	15.173	12.500	—
Value at End of Year	—	—	—	—	—	16.965	15.286	16.154	15.173	—
Venture III No. of Units	—	—	—	—	—	28,763	37,417	29,427	10,781	—
NY Venture III No. of Units	—	—	—	—	—	7,104	4,493	9,447	17,344	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.872	15.225	16.114	15.158	12.500	—
Value at End of Year	—	—	—	—	—	16.872	15.225	16.114	15.158	—
Venture III No. of Units	—	—	—	—	—	2,075,761	1,853,091	2,163,544	1,623,088	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.841	15.205	16.100	15.153	12.500	—
Value at End of Year	—	—	—	—	—	16.841	15.205	16.100	15.153	—
Venture III No. of Units	—	—	—	—	—	2,646	4,755	1,988	1,649	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	16.749	15.144	16.060	15.138	12.500	—
Value at End of Year	—	—	—	—	—	16.749	15.144	16.060	15.138	—
Venture III No. of Units	—	—	—	—	—	18,500	23,788	11,800	9,017	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 02-13-2006)
Contracts with no Optional Benefits
Value at Start of Year	18.443	17.531	17.889	17.172	14.666	13.281	13.501	12.236	10.225	14.139
Value at End of Year	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501	12.236	10.225
Venture III No. of Units	—	39,153,974	40,184,116	42,156,008	46,764,964	7,822,467	8,693,976	9,713,219	10,360,098	7,905,890
NY Venture III No. of Units	—	2,484,266	2,844,118	3,084,707	3,464,839	990,274	1,082,192	1,116,502	1,196,494	1,011,023

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.343	17.444	17.810	17.104	14.615	13.242	13.468	12.212	10.211	14.126
Value at End of Year	—	18.343	17.444	17.810	17.104	14.615	13.242	13.468	12.212	10.211
Venture III No. of Units	—	115,505	131,598	174,910	182,441	46,949	45,003	46,593	66,892	60,399
NY Venture III No. of Units	—	23,455	32,107	47,662	61,034	30,508	35,099	35,934	38,128	71,103
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.046	17.187	17.574	16.903	14.465	13.126	13.370	12.141	10.167	14.086
Value at End of Year	—	18.046	17.187	17.574	16.903	14.465	13.126	13.370	12.141	10.167
Venture III No. of Units	—	24,790,285	26,151,460	27,586,029	30,584,696	9,017,584	9,537,991	9,918,590	9,955,794	8,353,850
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.948	17.103	17.496	16.837	14.416	13.087	13.337	12.118	10.152	14.073
Value at End of Year	—	17.948	17.103	17.496	16.837	14.416	13.087	13.337	12.118	10.152
Venture III No. of Units	—	31,882	36,861	46,967	76,033	9,106	8,150	5,350	8,518	13,301
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.658	16.851	17.265	16.639	14.267	12.972	13.240	12.047	10.108	14.033
Value at End of Year	—	17.658	16.851	17.265	16.639	14.267	12.972	13.240	12.047	10.108
Venture III No. of Units	—	95,651	113,974	202,146	193,572	47,305	43,756	5,602	6,033	14,214
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.499	12.189	12.682	11.391	9.121	12.500
Value at End of Year	—	—	—	—	—	13.499	12.189	12.682	11.391	9.121
Venture III No. of Units	—	—	—	—	—	3,478,803	4,085,810	4,813,370	5,130,672	2,500,233
NY Venture III No. of Units	—	—	—	—	—	157,710	211,268	219,039	223,139	143,699
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	13.468	12.168	12.666	11.382	9.119	12.500
Value at End of Year	—	—	—	—	—	13.468	12.168	12.666	11.382	9.119
Venture III No. of Units	—	—	—	—	—	31,687	41,815	55,881	59,055	46,907
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,217
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	13.377	12.103	12.618	11.356	9.111	12.500
Value at End of Year	—	—	—	—	—	13.377	12.103	12.618	11.356	9.111
Venture III No. of Units	—	—	—	—	—	1,166,487	1,333,363	1,473,830	1,566,088	936,755
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	13.346	12.082	12.602	11.347	9.109	12.500
Value at End of Year	—	—	—	—	—	13.346	12.082	12.602	11.347	9.109
Venture III No. of Units	—	—	—	—	—	30,718	34,348	38,463	39,764	24,018
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	13.256	12.018	12.554	11.321	9.101	12.500
Value at End of Year	—	—	—	—	—	13.256	12.018	12.554	11.321	9.101
Venture III No. of Units	—	—	—	—	—	7,276	8,706	16,014	20,282	12,829
Emerging Markets Value - Series I Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.962	—	—	—	—	—	—	—	—	—
Venture III No. of Units	8,992	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.961	—	—	—	—	—	—	—	—	—
Venture III No. of Units	30,519	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.958	—	—	—	—	—	—	—	—	—
Venture III No. of Units	562	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.957	—	—	—	—	—	—	—	—	—
Venture III No. of Units	5,377	—	—	—	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Emerging Markets Value - Series II Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.962	—	—	—	—	—	—	—	—	—
Venture III No. of Units	486,736	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	21,571	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.961	—	—	—	—	—	—	—	—	—
Venture III No. of Units	83,436	—	—	—	—	—	—	—	—	—
NY Venture III No. of Units	19,763	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.958	—	—	—	—	—	—	—	—	—
Venture III No. of Units	305,347	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.957	—	—	—	—	—	—	—	—	—
Venture III No. of Units	15,668	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.953	—	—	—	—	—	—	—	—	—
Venture III No. of Units	16,360	—	—	—	—	—	—	—	—	—
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.423
Value at End of Year	—	—	—	—	—	—	—	—	—	11.393
Venture III No. of Units	—	—	—	—	—	—	—	—	—	50,860
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.032
Value at End of Year	—	—	—	—	—	—	—	—	—	7.824
Venture III No. of Units	—	—	—	—	—	—	—	—	—	78,329
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.897
Value at End of Year	—	—	—	—	—	—	—	—	—	7.737
Venture III No. of Units	—	—	—	—	—	—	—	—	—	17,255
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.852
Value at End of Year	—	—	—	—	—	—	—	—	—	7.709
Venture III No. of Units	—	—	—	—	—	—	—	—	—	19,963
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.963
Value at End of Year	—	—	—	—	—	—	—	—	—	8.330
Venture III No. of Units	—	—	—	—	—	—	—	—	—	413,935
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	22,661
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.720
Value at End of Year	—	—	—	—	—	—	—	—	—	8.747
Venture III No. of Units	—	—	—	—	—	—	—	—	—	184,895
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	47,730
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.588
Value at End of Year	—	—	—	—	—	—	—	—	—	8.660
Venture III No. of Units	—	—	—	—	—	—	—	—	—	238,638
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.544
Value at End of Year	—	—	—	—	—	—	—	—	—	8.632
Venture III No. of Units	—	—	—	—	—	—	—	—	—	155,897

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.136
Value at End of Year	—	—	—	—	—	—	—	—	—	10.611
Venture III No. of Units	—	—	—	—	—	—	—	—	—	69,590
Equity Income Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	48.941	41.767	45.535	43.074	33.673	29.172	29.898	26.403	21.352	33.899
Value at End of Year	55.985	48.941	41.767	45.535	43.074	33.673	29.172	29.898	26.403	21.352
Venture III No. of Units	48,357	53,202	64,913	73,288	82,681	100,556	125,926	123,734	142,667	164,302
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.194	21.512	23.464	22.207	17.369	15.055	15.437	13.640	11.036	17.529
Value at End of Year	28.806	25.194	21.512	23.464	22.207	17.369	15.055	15.437	13.640	11.036
Venture III No. of Units	109,342	132,785	140,055	147,616	162,583	194,906	236,228	254,389	291,920	377,666
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.618	21.051	22.996	21.797	17.074	14.821	15.221	13.468	10.913	17.361
Value at End of Year	28.105	24.618	21.051	22.996	21.797	17.074	14.821	15.221	13.468	10.913
Venture III No. of Units	11,884	12,069	12,397	12,461	13,850	14,893	16,158	14,917	15,168	19,867
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	24.429	20.900	22.842	21.662	16.977	14.744	15.149	13.412	10.873	17.306
Value at End of Year	27.875	24.429	20.900	22.842	21.662	16.977	14.744	15.149	13.412	10.873
Venture III No. of Units	45,944	54,978	59,345	67,371	66,693	62,070	80,208	64,973	85,964	102,430
Equity Income Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.522	21.820	23.831	22.593	17.703	15.360	15.775	13.956	11.302	17.998
Value at End of Year	29.123	25.522	21.820	23.831	22.593	17.703	15.360	15.775	13.956	11.302
Venture III No. of Units	840,356	980,423	1,043,651	1,203,906	1,413,271	1,546,229	1,873,778	1,998,979	2,324,417	2,533,881
NY Venture III No. of Units	92,278	109,604	123,451	131,005	152,209	189,700	194,122	177,016	199,672	193,609
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.648	21.083	23.038	21.852	17.131	14.871	15.281	13.526	10.958	17.461
Value at End of Year	28.112	24.648	21.083	23.038	21.852	17.131	14.871	15.281	13.526	10.958
Venture III No. of Units	372,767	421,766	464,434	545,467	602,674	720,157	850,401	870,571	976,437	1,091,931
NY Venture III No. of Units	159,596	177,766	171,730	197,411	211,896	222,398	244,591	250,274	268,584	271,261
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.112	20.656	22.605	21.474	16.860	14.658	15.084	8.028	10.850	17.314
Value at End of Year	27.460	24.112	20.656	22.605	21.474	16.860	14.658	15.084	8.028	10.850
Venture III No. of Units	485,480	594,035	607,188	693,563	842,962	943,889	1,075,021	1,034,418	1,134,251	1,228,640
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.936	20.516	22.463	21.349	16.770	14.587	15.019	13.320	10.814	17.265
Value at End of Year	27.246	23.936	20.516	22.463	21.349	16.770	14.587	15.019	13.320	10.814
Venture III No. of Units	42,853	50,753	59,321	61,355	71,545	157,236	120,150	115,266	121,151	136,097
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	27.489	23.596	25.874	24.628	19.375	16.879	17.404	15.459	12.569	20.097
Value at End of Year	31.243	27.489	23.596	25.874	24.628	19.375	16.879	17.404	15.459	12.569
Venture III No. of Units	40,889	47,770	41,565	50,275	63,245	97,261	74,155	56,712	75,798	78,109
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	21.217	18.071	18.870	17.658	13.729	11.824	13.284	12.031	8.649	15.889
Value at End of Year	24.061	21.217	18.071	18.870	17.658	13.729	11.824	13.284	12.031	8.649
Venture III No. of Units	24,723	24,577	23,531	28,742	33,728	39,387	40,465	48,485	63,620	73,584
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.627	18.429	19.254	18.026	14.022	12.083	13.581	12.306	8.852	16.269
Value at End of Year	24.514	21.627	18.429	19.254	18.026	14.022	12.083	13.581	12.306	8.852
Venture III No. of Units	7,726	9,063	14,168	17,052	14,508	17,154	27,890	49,641	56,639	48,140
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.132	18.034	18.870	17.693	13.784	11.895	13.391	12.152	8.754	16.113
Value at End of Year	23.917	21.132	18.034	18.870	17.693	13.784	11.895	13.391	12.152	8.754
Venture III No. of Units	1,861	1,914	2,767	2,688	2,693	2,803	2,816	4,357	3,647	3,655

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	20.970	17.905	18.744	17.583	13.705	11.834	13.328	12.100	8.721	16.061
Value at End of Year	23.721	20.970	17.905	18.744	17.583	13.705	11.834	13.328	12.100	8.721
Venture III No. of Units	5,191	5,476	8,677	9,003	8,511	8,284	11,071	15,523	28,212	35,301
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	22.972	19.591	20.509	19.231	14.983	12.930	14.550	13.207	9.524	17.527
Value at End of Year	25.991	22.972	19.591	20.509	19.231	14.983	12.930	14.550	13.207	9.524
Venture III No. of Units	113,472	127,900	143,571	164,885	201,805	245,828	300,078	372,933	497,431	626,803
NY Venture III No. of Units	9,213	9,781	12,604	12,988	13,344	14,885	19,939	23,436	24,786	36,216
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.555	19.245	20.156	18.910	14.740	12.727	14.329	13.013	9.389	17.287
Value at End of Year	25.507	22.555	19.245	20.156	18.910	14.740	12.727	14.329	13.013	9.389
Venture III No. of Units	39,845	78,614	47,591	51,825	71,631	86,567	99,971	136,188	153,872	174,737
NY Venture III No. of Units	21,659	22,408	21,599	27,411	38,772	41,554	52,243	60,759	51,826	59,726
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	22.065	18.855	19.778	18.582	14.507	12.544	14.144	12.864	9.295	17.141
Value at End of Year	24.915	22.065	18.855	19.778	18.582	14.507	12.544	14.144	12.864	9.295
Venture III No. of Units	66,599	85,104	76,833	96,975	117,847	132,500	158,944	203,384	226,564	232,240
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.904	18.727	19.653	18.474	14.430	12.483	14.083	12.815	9.265	17.093
Value at End of Year	24.721	21.904	18.727	19.653	18.474	14.430	12.483	14.083	12.815	9.265
Venture III No. of Units	6,807	6,732	7,837	7,941	13,721	18,727	17,149	16,299	17,276	22,488
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	25.110	21.501	22.598	21.274	16.641	14.419	16.291	14.847	10.749	19.862
Value at End of Year	28.297	25.110	21.501	22.598	21.274	16.641	14.419	16.291	14.847	10.749
Venture III No. of Units	8,722	4,269	6,954	10,291	11,134	7,072	8,371	8,862	11,324	15,270
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	13.413	14.504	14.343	11.733	10.282	10.634	9.789	7.590	11.973
Value at End of Year	—	—	13.413	14.504	14.343	11.733	10.282	10.634	9.789	7.590
Venture III No. of Units	—	—	20,255,225	22,531,457	26,012,667	29,654,783	33,881,410	38,862,545	42,509,699	44,914,486
NY Venture III No. of Units	—	—	1,429,674	1,554,662	1,883,688	2,138,500	2,404,027	2,796,011	3,259,416	3,297,447
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	13.355	14.449	14.295	11.700	10.258	10.614	9.776	7.583	11.969
Value at End of Year	—	—	13.355	14.449	14.295	11.700	10.258	10.614	9.776	7.583
Venture III No. of Units	—	—	48,371	55,344	56,746	69,895	92,840	136,130	273,066	410,843
NY Venture III No. of Units	—	—	22,351	26,931	43,275	45,072	56,451	63,769	91,310	117,000
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	13.182	14.283	14.152	11.601	10.186	10.556	9.737	7.564	11.957
Value at End of Year	—	—	13.182	14.283	14.152	11.601	10.186	10.556	9.737	7.564
Venture III No. of Units	—	—	11,345,202	12,862,721	14,806,196	16,843,605	18,936,877	21,078,013	23,960,832	25,186,875
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	13.125	14.229	14.105	11.568	10.162	10.537	9.724	7.558	11.953
Value at End of Year	—	—	13.125	14.229	14.105	11.568	10.162	10.537	9.724	7.558
Venture III No. of Units	—	—	3,595	3,705	3,814	3,955	16,103	21,802	158,814	272,990
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	12.955	14.066	13.965	11.470	10.091	10.479	9.685	7.539	11.941
Value at End of Year	—	—	12.955	14.066	13.965	11.470	10.091	10.479	9.685	7.539
Venture III No. of Units	—	—	16,812	16,974	22,187	25,020	26,481	42,517	113,339	132,470
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	31.933	30.027	29.399	27.281	20.461	16.871	17.553	14.968	11.886	21.292
Value at End of Year	40.028	31.933	30.027	29.399	27.281	20.461	16.871	17.553	14.968	11.886
Venture III No. of Units	7,510	4,189	5,245	9,380	4,521	28,559	3,346	3,051	5,085	7,457
NY Venture III No. of Units	2,704	2,809	2,928	1,603	114	1,168	115	735	739	760

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	31.715	29.838	29.228	27.136	20.363	16.798	17.486	14.918	11.853	21.242
Value at End of Year	39.736	31.715	29.838	29.228	27.136	20.363	16.798	17.486	14.918	11.853
Venture III No. of Units	9,284	4,097	3,735	3,828	2,499	10,611	11,187	2,792	2,173	3,018
NY Venture III No. of Units	1,048	1,723	2,327	2,415	3,981	4,085	6,341	5,857	5,481	5,508
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	31.072	29.276	28.721	26.706	20.070	16.581	17.286	14.770	11.752	21.094
Value at End of Year	38.871	31.072	29.276	28.721	26.706	20.070	16.581	17.286	14.770	11.752
Venture III No. of Units	9,517	6,638	9,052	4,277	11,559	12,639	6,897	8,505	8,422	12,787
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	30.860	29.091	28.554	26.563	19.973	17.220	—	21.045	—	—
Value at End of Year	38.587	30.860	29.091	28.554	26.563	19.973	—	17.220	—	—
Venture III No. of Units	102	103	6,067	104	649	14,434	—	4,005	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	30.234	28.544	28.059	26.142	19.685	16.297	17.023	14.574	11.620	20.899
Value at End of Year	37.748	30.234	28.544	28.059	26.142	19.685	16.297	17.023	14.574	11.620
Venture III No. of Units	910	914	919	924	928	933	938	1,290	1,298	1,307
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.383	11.194	11.519	10.627	8.528	12.561
Value at End of Year	—	—	—	—	—	12.383	11.194	11.519	10.627	8.528
Venture III No. of Units	—	—	—	—	—	21,858,575	25,025,791	28,374,316	30,064,010	20,655,772
NY Venture III No. of Units	—	—	—	—	—	1,707,174	2,012,272	2,215,098	2,375,793	1,740,745
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.351	11.171	11.501	10.616	8.524	12.560
Value at End of Year	—	—	—	—	—	12.351	11.171	11.501	10.616	8.524
Venture III No. of Units	—	—	—	—	—	4,919	22,521	28,767	30,377	31,069
NY Venture III No. of Units	—	—	—	—	—	17,329	19,084	37,195	37,344	37,176
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.256	11.102	11.447	10.582	8.509	12.557
Value at End of Year	—	—	—	—	—	12.256	11.102	11.447	10.582	8.509
Venture III No. of Units	—	—	—	—	—	11,788,236	13,807,785	15,383,677	16,410,515	11,463,322
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.225	11.079	11.429	10.571	8.504	12.556
Value at End of Year	—	—	—	—	—	12.225	11.079	11.429	10.571	8.504
Venture III No. of Units	—	—	—	—	—	445	445	445	1,293	4,853
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.131	11.010	11.375	10.537	8.490	12.554
Value at End of Year	—	—	—	—	—	12.131	11.010	11.375	10.537	8.490
Venture III No. of Units	—	—	—	—	—	54,602	54,903	55,228	59,836	51,346
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.612	22.712	23.349	21.460	20.896	—	—	—	—	—
Value at End of Year	28.431	24.612	22.712	23.349	21.460	—	—	—	—	—
Venture III No. of Units	157,721	169,899	183,372	208,536	45,226	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	24.457	22.580	22.734	20.947	20.400	—	—	—	—	—
Value at End of Year	28.238	24.457	22.580	22.734	20.947	—	—	—	—	—
Venture III No. of Units	96,809	118,490	135,375	158,898	23,984	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.997	22.188	22.856	21.049	20.498	—	—	—	—	—
Value at End of Year	27.665	23.997	22.188	22.856	21.049	—	—	—	—	—
Venture III No. of Units	10,164	11,399	9,147	9,206	1,022	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	23.845	22.059	23.225	21.356	20.796	—	—	—	—	—
Value at End of Year	27.476	23.845	22.059	23.225	21.356	—	—	—	—	—
Venture III No. of Units	56,792	60,228	79,631	76,475	18,827	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	24.462	22.617	23.295	21.452	16.508	13.511	13.514	12.147	9.919	17.198
Value at End of Year	28.201	24.462	22.617	23.295	21.452	16.508	13.511	13.514	12.147	9.919
Venture III No. of Units	1,406,079	1,702,856	1,973,504	2,336,882	253,290	36,916	7,631	8,869	5,371	8,580
NY Venture III No. of Units	147,185	172,457	193,326	208,651	28,603	1,289	—	5	108	191
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.307	22.485	23.171	21.348	16.437	13.459	13.469	12.113	9.895	17.166
Value at End of Year	28.009	24.307	22.485	23.171	21.348	16.437	13.459	13.469	12.113	9.895
Venture III No. of Units	275,053	311,406	388,376	465,393	70,643	10,743	6,470	686	1,774	8,144
NY Venture III No. of Units	115,997	140,450	153,891	170,287	47,615	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	23.850	22.095	22.804	21.041	16.224	13.305	13.335	12.010	9.826	17.072
Value at End of Year	27.441	23.850	22.095	22.804	21.041	16.224	13.305	13.335	12.010	9.826
Venture III No. of Units	1,016,622	1,163,347	1,305,331	1,526,911	221,863	3,917	3,075	3,121	3,189	3,326
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	23.699	21.967	22.682	20.939	16.154	11.976	—	—	9.804	17.041
Value at End of Year	27.254	23.699	21.967	22.682	20.939	16.154	—	—	11.976	9.804
Venture III No. of Units	68,444	74,180	73,475	103,390	10,846	23,286	—	—	671	677
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.253	21.585	22.322	20.638	13.103	—	18.287	—	—	—
Value at End of Year	26.701	23.253	21.585	22.322	20.638	—	13.103	—	—	—
Venture III No. of Units	72,866	78,384	76,177	113,751	31,876	—	5,517	—	—	—
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	19.771	15.054	13.499	14.263	12.821	9.891	16.572
Value at End of Year	—	—	—	—	19.771	15.054	13.499	14.263	12.821	9.891
Venture III No. of Units	—	—	—	—	214,666	242,261	310,358	332,138	395,408	448,391
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	20.451	15.580	13.978	14.776	13.288	10.257	17.194
Value at End of Year	—	—	—	—	20.451	15.580	13.978	14.776	13.288	10.257
Venture III No. of Units	—	—	—	—	172,076	206,076	293,006	372,599	464,360	519,231
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	20.073	15.315	13.761	14.568	13.121	10.143	17.029
Value at End of Year	—	—	—	—	20.073	15.315	13.761	14.568	13.121	10.143
Venture III No. of Units	—	—	—	—	9,527	13,184	13,962	46,475	64,729	69,073
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	19.949	15.228	13.689	14.500	13.066	10.105	16.975
Value at End of Year	—	—	—	—	19.949	15.228	13.689	14.500	13.066	10.105
Venture III No. of Units	—	—	—	—	142,518	154,660	188,834	211,352	262,261	296,413
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	21.498	16.408	14.740	15.606	14.055	8.213	18.237
Value at End of Year	—	—	—	—	21.498	16.408	14.740	15.606	14.055	8.213
Venture III No. of Units	—	—	—	—	2,640,530	3,445,948	3,963,700	4,679,337	5,638,580	6,101,483
NY Venture III No. of Units	—	—	—	—	213,613	287,961	341,579	355,943	399,042	419,629
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049
Value at End of Year	—	—	—	—	21.212	16.198	14.558	15.422	13.897	10.742
Venture III No. of Units	—	—	—	—	508,265	578,648	704,612	857,167	990,130	1,088,724
NY Venture III No. of Units	—	—	—	—	152,970	188,423	210,774	243,704	270,809	256,101
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	20.845	15.941	14.349	15.224	13.738	10.635	17.897
Value at End of Year	—	—	—	—	20.845	15.941	14.349	15.224	13.738	10.635
Venture III No. of Units	—	—	—	—	1,755,835	2,240,977	2,566,550	3,003,339	3,510,171	3,763,582
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	20.724	15.857	14.280	15.158	13.686	10.600	17.847
Value at End of Year	—	—	—	—	20.724	15.857	14.280	15.158	13.686	10.600
Venture III No. of Units	—	—	—	—	83,211	98,897	106,507	113,442	141,893	156,536

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	23.434	17.957	16.197	17.218	15.569	12.077	20.363
Value at End of Year	—	—	—	—	23.434	17.957	16.197	17.218	15.569	12.077
Venture III No. of Units	—	—	—	—	75,533	91,127	98,427	114,457	151,579	151,000
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.810
Value at End of Year	—	—	—	—	—	—	—	—	—	8.279
Venture III No. of Units	—	—	—	—	—	—	—	—	—	30,413
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.678
Value at End of Year	—	—	—	—	—	—	—	—	—	9.482
Venture III No. of Units	—	—	—	—	—	—	—	—	—	65,018
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.537
Value at End of Year	—	—	—	—	—	—	—	—	—	9.376
Venture III No. of Units	—	—	—	—	—	—	—	—	—	9,896
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.491
Value at End of Year	—	—	—	—	—	—	—	—	—	9.342
Venture III No. of Units	—	—	—	—	—	—	—	—	—	20,573
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.790
Value at End of Year	—	—	—	—	—	—	—	—	—	10.189
Venture III No. of Units	—	—	—	—	—	—	—	—	—	3,563,465
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	319,766
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.679
Value at End of Year	—	—	—	—	—	—	—	—	—	10.757
Venture III No. of Units	—	—	—	—	—	—	—	—	—	97,316
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	38,973
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.539
Value at End of Year	—	—	—	—	—	—	—	—	—	10.651
Venture III No. of Units	—	—	—	—	—	—	—	—	—	2,300,256
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.492
Value at End of Year	—	—	—	—	—	—	—	—	—	10.615
Venture III No. of Units	—	—	—	—	—	—	—	—	—	13,126
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.346
Value at End of Year	—	—	—	—	—	—	—	—	—	12.434
Venture III No. of Units	—	—	—	—	—	—	—	—	—	93,516
Global Bond Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	23.632	23.314	24.561	24.413	26.240	24.927	23.230	21.411	18.863	20.077
Value at End of Year	25.281	23.632	23.314	24.561	24.413	26.240	24.927	23.230	21.411	18.863
Venture III No. of Units	20,261	18,581	22,279	27,418	30,200	41,124	47,534	62,984	68,647	65,096
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	22.089	21.803	22.980	22.853	24.576	23.358	21.779	20.083	17.702	18.851
Value at End of Year	23.619	22.089	21.803	22.980	22.853	24.576	23.358	21.779	20.083	17.702
Venture III No. of Units	22,221	24,493	26,626	28,186	42,831	41,856	56,189	97,934	112,798	85,044
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.584	21.336	22.522	22.431	24.159	22.996	21.474	19.831	17.506	18.671
Value at End of Year	23.044	21.584	21.336	22.522	22.431	24.159	22.996	21.474	19.831	17.506
Venture III No. of Units	2,065	1,519	1,568	1,585	1,328	7,142	7,374	5,142	4,715	5,344

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	21.418	21.183	22.372	22.292	24.021	22.876	21.373	19.748	17.442	18.611
Value at End of Year	22.856	21.418	21.183	22.372	22.292	24.021	22.876	21.373	19.748	17.442
Venture III No. of Units	8,058	9,228	10,186	10,658	18,460	20,514	21,938	25,552	34,277	23,300
Global Bond Trust - Series II Shares (units first credited 5-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.635	21.372	22.569	22.466	24.213	23.048	21.526	19.872	17.546	18.711
Value at End of Year	23.087	21.635	21.372	22.569	22.466	24.213	23.048	21.526	19.872	17.546
Venture III No. of Units	844,812	954,936	1,038,528	1,264,375	1,488,221	1,582,520	1,820,720	2,298,317	2,570,103	2,597,753
NY Venture III No. of Units	85,194	85,675	91,340	95,928	120,701	126,581	141,527	162,999	180,857	172,455
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.548	20.308	21.456	21.369	23.041	21.944	20.505	18.939	16.731	17.850
Value at End of Year	21.916	20.548	20.308	21.456	21.369	23.041	21.944	20.505	18.939	16.731
Venture III No. of Units	79,052	85,055	97,446	139,691	166,700	221,269	237,267	274,321	257,784	318,659
NY Venture III No. of Units	32,132	34,277	34,080	44,540	52,171	62,322	62,038	69,532	80,751	79,471
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.102	19.897	21.053	20.999	22.677	21.629	20.241	18.724	16.565	17.700
Value at End of Year	21.408	20.102	19.897	21.053	20.999	22.677	21.629	20.241	18.724	16.565
Venture III No. of Units	666,638	688,599	730,070	851,464	1,044,729	1,124,956	1,252,244	1,585,940	1,777,407	1,794,321
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.955	19.761	20.921	20.877	22.556	21.526	20.154	18.652	16.510	17.650
Value at End of Year	21.241	19.955	19.761	20.921	20.877	22.556	21.526	20.154	18.652	16.510
Venture III No. of Units	15,756	12,106	9,370	13,232	15,096	19,296	26,134	24,958	34,583	41,707
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.268	16.134	17.106	17.097	18.499	17.681	16.579	15.367	13.622	14.585
Value at End of Year	17.291	16.268	16.134	17.106	17.097	18.499	17.681	16.579	15.367	13.622
Venture III No. of Units	41,643	47,617	48,291	61,027	77,330	91,559	92,120	106,038	131,136	146,408
Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.448	10.953	11.914	10.786	8.045	12.556
Value at End of Year	—	—	—	—	—	12.448	10.953	11.914	10.786	8.045
Venture III No. of Units	—	—	—	—	—	14,662,121	16,802,744	19,594,743	21,357,524	19,344,948
NY Venture III No. of Units	—	—	—	—	—	979,159	1,109,522	1,223,797	1,464,523	1,453,910
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.416	10.930	11.895	10.774	8.041	12.555
Value at End of Year	—	—	—	—	—	12.416	10.930	11.895	10.774	8.041
Venture III No. of Units	—	—	—	—	—	34,692	48,959	53,919	172,647	185,871
NY Venture III No. of Units	—	—	—	—	—	36,646	37,634	46,267	51,086	54,916
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	12.321	10.862	11.839	10.739	8.027	12.553
Value at End of Year	—	—	—	—	—	12.321	10.862	11.839	10.739	8.027
Venture III No. of Units	—	—	—	—	—	9,164,666	10,440,464	11,761,843	12,925,534	11,665,964
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	12.289	10.840	11.821	10.728	8.022	12.552
Value at End of Year	—	—	—	—	—	12.289	10.840	11.821	10.728	8.022
Venture III No. of Units	—	—	—	—	—	14,982	18,685	18,759	140,177	169,307
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.195	10.773	11.765	10.694	8.009	12.549
Value at End of Year	—	—	—	—	—	12.195	10.773	11.765	10.694	8.009
Venture III No. of Units	—	—	—	—	—	8,858	9,164	9,204	76,853	96,779
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	27.745	25.768	27.994	29.220	22.661	18.925	20.467	19.309	14.943	25.131
Value at End of Year	32.445	27.745	25.768	27.994	29.220	22.661	18.925	20.467	19.309	14.943
Venture III No. of Units	24,445	27,006	35,100	38,129	29,668	30,450	32,960	35,933	39,007	41,785
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	18.012	16.737	18.192	18.998	14.741	12.317	13.327	12.579	9.740	16.389
Value at End of Year	21.053	18.012	16.737	18.192	18.998	14.741	12.317	13.327	12.579	9.740
Venture III No. of Units	36,578	45,273	50,079	55,593	19,930	21,096	28,484	30,960	34,883	40,834

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.600	—	—	18.647	14.491	12.126	13.140	12.421	9.632	16.232
Value at End of Year	20.540	17.600	—	17.829	18.647	14.491	12.126	13.140	12.421	9.632
Venture III No. of Units	—	—	—	153	751	129	135	915	913	919
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	17.465	16.261	17.710	18.532	14.408	12.063	13.078	12.369	9.596	16.180
Value at End of Year	20.372	17.465	16.261	17.710	18.532	14.408	12.063	13.078	12.369	9.596
Venture III No. of Units	10,973	15,547	17,284	19,394	83,927	84,736	87,126	83,305	83,671	83,852
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.866	18.488	20.127	21.052	16.358	13.688	14.838	14.026	10.876	18.321
Value at End of Year	23.182	19.866	18.488	20.127	21.052	16.358	13.688	14.838	14.026	10.876
Venture III No. of Units	211,879	237,681	279,523	347,615	115,862	117,307	133,171	153,081	160,988	187,231
NY Venture III No. of Units	20,151	21,800	25,474	30,204	5,517	7,486	7,185	9,312	9,066	10,889
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.002	18.624	20.285	21.228	16.503	13.816	14.985	14.171	10.995	18.529
Value at End of Year	23.329	20.002	18.624	20.285	21.228	16.503	13.816	14.985	14.171	10.995
Venture III No. of Units	91,936	119,731	148,809	186,795	83,249	96,279	108,939	118,519	129,485	147,958
NY Venture III No. of Units	44,447	46,134	48,779	61,688	17,586	19,106	23,035	28,497	26,480	27,953
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.567	18.247	19.904	20.860	16.242	13.618	14.792	14.010	10.886	18.373
Value at End of Year	22.788	19.567	18.247	19.904	20.860	16.242	13.618	14.792	14.010	10.886
Venture III No. of Units	155,533	181,866	209,018	262,710	57,467	75,795	73,191	79,379	92,113	111,747
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.424	18.123	19.778	20.739	16.155	13.552	14.728	13.956	10.849	18.322
Value at End of Year	22.610	19.424	18.123	19.778	20.739	16.155	13.552	14.728	13.956	10.849
Venture III No. of Units	16,103	18,283	19,192	20,381	10,697	15,586	15,346	17,575	19,267	18,856
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.304	20.841	22.779	23.922	18.662	15.679	17.065	16.195	12.609	21.324
Value at End of Year	25.924	22.304	20.841	22.779	23.922	18.662	15.679	17.065	16.195	12.609
Venture III No. of Units	23,713	14,726	18,237	20,066	2,135	753	4,458	6,477	10,873	16,229
Health Sciences Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	53.725	61.076	55.098	42.490	28.592	22.031	20.256	17.799	13.728	19.911
Value at End of Year	67.385	53.725	61.076	55.098	42.490	28.592	22.031	20.256	17.799	13.728
Venture III No. of Units	31,572	33,971	42,009	44,629	49,008	62,350	69,021	73,028	94,987	108,300
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	52.528	59.745	53.924	41.606	28.012	21.594	19.865	17.463	13.476	19.555
Value at End of Year	65.852	52.528	59.745	53.924	41.606	28.012	21.594	19.865	17.463	13.476
Venture III No. of Units	23,893	27,531	36,424	40,282	36,786	36,916	60,757	74,013	83,995	98,415
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	51.327	58.467	52.850	40.838	27.536	21.259	19.586	17.244	13.327	19.368
Value at End of Year	64.250	51.327	58.467	52.850	40.838	27.536	21.259	19.586	17.244	13.327
Venture III No. of Units	1,770	1,851	2,711	2,633	2,535	2,637	2,648	2,660	2,032	2,051
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	50.933	58.047	52.496	40.585	27.379	21.149	19.494	17.172	13.277	19.306
Value at End of Year	63.724	50.933	58.047	52.496	40.585	27.379	21.149	19.494	17.172	13.277
Venture III No. of Units	18,053	19,412	24,500	25,739	25,758	24,393	29,372	28,662	35,999	39,210
Health Sciences Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	51.951	59.192	53.493	41.341	27.873	21.526	19.823	17.453	13.487	19.606
Value at End of Year	65.032	51.951	59.192	53.493	41.341	27.873	21.526	19.823	17.453	13.487
Venture III No. of Units	150,568	192,308	235,171	270,999	313,577	356,681	475,037	465,299	532,512	598,792
NY Venture III No. of Units	17,008	25,973	33,888	35,481	31,108	31,769	28,304	29,606	38,413	37,750
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	57.437	65.476	59.202	45.776	30.879	23.859	21.982	19.364	14.972	21.774
Value at End of Year	71.865	57.437	65.476	59.202	45.776	30.879	23.859	21.982	19.364	14.972
Venture III No. of Units	80,427	90,440	115,073	122,675	127,143	148,027	157,673	171,607	185,420	216,480
NY Venture III No. of Units	20,234	22,416	28,259	35,833	49,016	50,023	51,432	54,987	61,064	81,999

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	56.190	64.150	58.090	44.984	30.390	23.516	21.699	19.143	14.823	21.591
Value at End of Year	70.199	56.190	64.150	58.090	44.984	30.390	23.516	21.699	19.143	14.823
Venture III No. of Units	117,907	134,944	159,769	178,134	212,733	225,891	252,837	277,824	293,961	327,790
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	55.780	63.714	57.724	44.722	30.228	23.403	21.606	19.070	14.774	21.530
Value at End of Year	69.652	55.780	63.714	57.724	44.722	30.228	23.403	21.606	19.070	14.774
Venture III No. of Units	15,734	24,689	27,703	27,817	31,261	36,415	32,726	30,546	39,825	41,912
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	58.005	66.355	60.207	46.716	31.623	24.520	22.671	20.040	15.549	22.694
Value at End of Year	72.322	58.005	66.355	60.207	46.716	31.623	24.520	22.671	20.040	15.549
Venture III No. of Units	13,192	14,291	18,486	23,817	23,896	27,326	21,896	29,996	20,476	31,875
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.448	6.391	11.517
Value at End of Year	—	—	—	—	—	—	—	12.531	11.448	6.391
Venture III No. of Units	—	—	—	—	—	—	—	270,659	294,016	99,022
NY Venture III No. of Units	—	—	—	—	—	—	—	1,376	2,735	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	11.433	6.385	11.947
Value at End of Year	—	—	—	—	—	—	—	12.508	11.433	6.385
Venture III No. of Units	—	—	—	—	—	—	—	58,372	66,585	19,968
NY Venture III No. of Units	—	—	—	—	—	—	—	3,789	22,269	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	11.387	6.369	11.501
Value at End of Year	—	—	—	—	—	—	—	12.439	11.387	6.369
Venture III No. of Units	—	—	—	—	—	—	—	137,335	168,091	7,955
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.372	6.364	11.498
Value at End of Year	—	—	—	—	—	—	—	12.417	11.372	6.364
Venture III No. of Units	—	—	—	—	—	—	—	13,063	31,093	1,720
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.327	11.919	—
Value at End of Year	—	—	—	—	—	—	—	12.348	11.327	—
Venture III No. of Units	—	—	—	—	—	—	—	24,486	12,009	—
High Yield Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	24.948	21.814	24.190	24.565	23.011	19.661	19.810	17.700	11.646	16.799
Value at End of Year	26.381	24.948	21.814	24.190	24.565	23.011	19.661	19.810	17.700	11.646
Venture III No. of Units	22,962	37,039	27,949	38,636	64,561	85,738	84,747	94,880	138,321	109,735
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	23.958	20.960	23.254	23.626	22.143	18.929	19.081	17.057	11.229	16.206
Value at End of Year	25.322	23.958	20.960	23.254	23.626	22.143	18.929	19.081	17.057	11.229
Venture III No. of Units	40,462	60,472	58,387	62,460	77,984	73,603	97,173	90,899	104,699	94,123
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	23.410	20.511	22.790	23.190	21.767	18.635	18.814	16.843	11.104	16.050
Value at End of Year	24.706	23.410	20.511	22.790	23.190	21.767	18.635	18.814	16.843	11.104
Venture III No. of Units	3,059	569	1,527	4,191	5,028	1,151	46,328	54,269	55,040	50,618
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	23.230	20.364	22.638	23.046	21.643	18.539	18.725	16.773	11.063	15.999
Value at End of Year	24.504	23.230	20.364	22.638	23.046	21.643	18.539	18.725	16.773	11.063
Venture III No. of Units	26,196	30,326	32,253	50,224	32,920	31,108	30,411	35,129	56,331	36,675
High Yield Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.338	21.301	23.679	24.132	22.642	19.365	12.531	17.511	11.533	16.679
Value at End of Year	25.648	24.338	21.301	23.679	24.132	22.642	19.365	12.531	17.511	11.533
Venture III No. of Units	538,251	567,046	733,260	826,902	1,057,905	911,335	966,771	1,281,819	1,553,535	1,221,562
NY Venture III No. of Units	27,743	37,628	36,251	39,871	52,109	34,234	35,234	43,338	67,234	63,659

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.873	21.780	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123
Value at End of Year	26.199	24.873	21.780	24.224	24.700	23.186	19.841	12.508	17.959	11.834
Venture III No. of Units	90,810	100,090	114,134	140,715	179,237	190,782	241,868	240,942	255,368	246,498
NY Venture III No. of Units	28,202	25,293	24,119	27,153	31,395	24,211	31,912	27,343	33,647	39,456
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	24.333	21.339	23.769	24.272	22.819	19.556	12.439	17.755	11.717	16.979
Value at End of Year	25.592	24.333	21.339	23.769	24.272	22.819	19.556	12.439	17.755	11.717
Venture III No. of Units	314,911	333,966	398,682	477,666	645,038	440,451	490,315	619,162	721,689	481,502
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	24.156	21.194	23.619	24.131	22.698	19.462	12.417	17.687	11.678	16.931
Value at End of Year	25.393	24.156	21.194	23.619	24.131	22.698	19.462	12.417	17.687	11.678
Venture III No. of Units	16,751	17,895	23,919	32,021	36,521	44,926	46,927	48,507	46,751	35,617
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.814	20.047	22.375	22.894	21.566	18.520	12.348	16.881	11.163	16.208
Value at End of Year	23.947	22.814	20.047	22.375	22.894	21.566	18.520	12.348	16.881	11.163
Venture III No. of Units	25,209	27,696	31,708	41,627	42,840	44,336	45,369	48,036	74,841	58,408
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	22.100
Value at End of Year	—	—	—	—	—	—	—	—	—	15.188
Venture III No. of Units	—	—	—	—	—	—	—	—	—	123,923
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.685
Value at End of Year	—	—	—	—	—	—	—	—	—	10.087
Venture III No. of Units	—	—	—	—	—	—	—	—	—	154,202
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.544
Value at End of Year	—	—	—	—	—	—	—	—	—	9.975
Venture III No. of Units	—	—	—	—	—	—	—	—	—	614
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.498
Value at End of Year	—	—	—	—	—	—	—	—	—	9.938
Venture III No. of Units	—	—	—	—	—	—	—	—	—	44,884
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.008
Value at End of Year	—	—	—	—	—	—	—	—	—	10.299
Venture III No. of Units	—	—	—	—	—	—	—	—	—	842,168
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	60,263
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.505
Value at End of Year	—	—	—	—	—	—	—	—	—	10.635
Venture III No. of Units	—	—	—	—	—	—	—	—	—	437,869
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	101,570
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.374
Value at End of Year	—	—	—	—	—	—	—	—	—	10.529
Venture III No. of Units	—	—	—	—	—	—	—	—	—	495,341
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.331
Value at End of Year	—	—	—	—	—	—	—	—	—	10.494
Venture III No. of Units	—	—	—	—	—	—	—	—	—	51,780
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.385
Value at End of Year	—	—	—	—	—	—	—	—	—	11.199
Venture III No. of Units	—	—	—	—	—	—	—	—	—	44,349

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	15.916	17.114	18.648	15.167	13.403	15.069	13.981	11.980	19.845
Value at End of Year	—	—	15.916	17.114	18.648	15.167	13.403	15.069	13.981	11.980
Venture III No. of Units	—	—	12,729	15,366	16,989	18,393	20,380	25,329	27,209	33,232
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	15.953	17.162	18.709	15.225	13.461	15.142	14.055	12.050	19.971
Value at End of Year	—	—	15.953	17.162	18.709	15.225	13.461	15.142	14.055	12.050
Venture III No. of Units	—	—	19,021	21,244	22,313	24,831	36,480	42,980	45,727	63,356
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	15.611	16.820	18.364	14.966	13.252	14.929	13.878	11.917	19.779
Value at End of Year	—	—	15.611	16.820	18.364	14.966	13.252	14.929	13.878	11.917
Venture III No. of Units	—	—	1,705	48	733	173	16,750	16,766	16,742	16,972
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	15.499	16.707	18.250	14.881	13.184	14.859	13.820	11.872	19.716
Value at End of Year	—	—	15.499	16.707	18.250	14.881	13.184	14.859	13.820	11.872
Venture III No. of Units	—	—	15,469	14,418	16,791	18,663	15,664	17,298	24,288	35,383
International Core Trust (formerly International Stock Trust) (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	17.441	18.788	20.520	16.718	14.803	16.684	15.507	13.301	22.088
Value at End of Year	—	—	17.441	18.788	20.520	16.718	14.803	16.684	15.507	13.301
Venture III No. of Units	—	—	211,925	244,827	271,212	306,180	369,233	413,189	438,218	452,078
NY Venture III No. of Units	—	—	12,434	11,038	12,511	14,403	22,736	24,173	20,290	19,159
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.827	18.136	19.817	16.154	14.311	16.137	15.006	12.878	21.396
Value at End of Year	—	—	16.827	18.136	19.817	16.154	14.311	16.137	15.006	12.878
Venture III No. of Units	—	—	81,771	86,874	93,202	101,501	123,957	185,120	197,512	205,207
NY Venture III No. of Units	—	—	8,604	8,748	8,977	10,391	11,656	11,533	19,816	19,650
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	16.486	17.795	19.474	15.898	14.105	15.929	14.835	12.750	21.216
Value at End of Year	—	—	16.486	17.795	19.474	15.898	14.105	15.929	14.835	12.750
Venture III No. of Units	—	—	136,626	118,424	135,654	140,605	159,432	184,173	206,713	219,556
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	16.374	17.683	19.361	15.814	14.037	15.861	14.778	12.708	21.156
Value at End of Year	—	—	16.374	17.683	19.361	15.814	14.037	15.861	14.778	12.708
Venture III No. of Units	—	—	4,227	4,439	5,477	6,474	9,604	9,444	10,680	16,468
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	21.209	22.938	25.153	20.575	18.292	20.699	19.315	16.634	27.734
Value at End of Year	—	—	21.209	22.938	25.153	20.575	18.292	20.699	19.315	16.634
Venture III No. of Units	—	—	3,091	187	2,257	12,767	2,438	3,740	4,038	3,188
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	16.018	18.987	17.410	12.840	23.540
Value at End of Year	—	—	—	—	—	—	16.018	18.987	17.410	12.840
Venture III No. of Units	—	—	—	—	—	—	18,238	27,372	18,352	28,702
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.956	18.924	17.361	12.810	23.497
Value at End of Year	—	—	—	—	—	—	15.956	18.924	17.361	12.810
Venture III No. of Units	—	—	—	—	—	—	39,742	52,224	40,111	43,214
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	15.774	18.736	17.214	12.720	23.369
Value at End of Year	—	—	—	—	—	—	15.774	18.736	17.214	12.720
Venture III No. of Units	—	—	—	—	—	—	728	653	622	641
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	15.714	18.674	17.166	12.691	23.326
Value at End of Year	—	—	—	—	—	—	15.714	18.674	17.166	12.691
Venture III No. of Units	—	—	—	—	—	—	23,371	22,476	19,871	21,290

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.770	18.734	17.202	12.720	23.364
Value at End of Year	—	—	—	—	—	—	15.770	18.734	17.202	12.720
Venture III No. of Units	—	—	—	—	—	—	226,249	279,449	117,910	140,317
NY Venture III No. of Units	—	—	—	—	—	—	32,482	35,361	16,412	16,663
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	15.710	18.672	17.153	12.690	23.321
Value at End of Year	—	—	—	—	—	—	15.710	18.672	17.153	12.690
Venture III No. of Units	—	—	—	—	—	—	162,711	191,891	106,620	123,135
NY Venture III No. of Units	—	—	—	—	—	—	73,180	80,237	38,510	40,425
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	15.530	18.486	17.008	12.602	23.193
Value at End of Year	—	—	—	—	—	—	15.530	18.486	17.008	12.602
Venture III No. of Units	—	—	—	—	—	—	150,226	199,749	93,822	106,406
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.471	18.424	16.960	12.573	23.151
Value at End of Year	—	—	—	—	—	—	15.471	18.424	16.960	12.573
Venture III No. of Units	—	—	—	—	—	—	16,161	15,954	6,135	7,862
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	15.294	18.241	16.816	12.485	23.024
Value at End of Year	—	—	—	—	—	—	15.294	18.241	16.816	12.485
Venture III No. of Units	—	—	—	—	—	—	14,729	12,418	8,149	8,260
International Equity Index Trust (formerly International Equity Index Trust B) - Series I Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.285	12.931	13.973	14.892	13.217	12.500	—	—	—	—
Value at End of Year	16.637	13.285	12.931	13.973	14.892	13.217	—	—	—	—
Venture III No. of Units	9,418	9,218	18,782	13,351	14,548	20,735	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	13.258	12.910	13.958	14.884	13.216	12.500	—	—	—	—
Value at End of Year	16.594	13.258	12.910	13.958	14.884	13.216	—	—	—	—
Venture III No. of Units	19,069	49,441	52,564	52,005	54,687	57,262	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	13.148	12.829	13.897	14.849	13.211	12.500	—	—	—	—
Value at End of Year	16.423	13.148	12.829	13.897	14.849	13.211	—	—	—	—
Venture III No. of Units	20,435	23,405	25,013	21,425	21,538	22,850	—	—	—	—
International Equity Index Trust (formerly International Equity Index Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	13.175	12.849	13.914	14.858	13.213	12.500	—	—	—	—
Value at End of Year	16.464	13.175	12.849	13.914	14.858	13.213	—	—	—	—
Venture III No. of Units	144,543	143,192	165,981	194,000	224,232	253,759	—	—	—	—
NY Venture III No. of Units	28,630	27,358	35,788	38,730	40,117	41,030	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.147	12.829	13.899	14.849	13.212	12.500	—	—	—	—
Value at End of Year	16.421	13.147	12.829	13.899	14.849	13.212	—	—	—	—
Venture III No. of Units	120,953	92,125	101,950	113,173	127,094	149,776	—	—	—	—
NY Venture III No. of Units	38,343	35,571	37,834	46,909	56,605	86,672	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.065	12.768	13.854	14.824	13.208	12.500	—	—	—	—
Value at End of Year	16.295	13.065	12.768	13.854	14.824	13.208	—	—	—	—
Venture III No. of Units	92,958	84,841	98,214	94,025	131,894	177,715	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.038	12.748	13.839	14.815	13.207	12.500	—	—	—	—
Value at End of Year	16.253	13.038	12.748	13.839	14.815	13.207	—	—	—	—
Venture III No. of Units	17,136	17,770	16,590	19,670	19,511	106,718	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.957	12.688	13.794	14.789	13.204	12.500	—	—	—	—
Value at End of Year	16.128	12.957	12.688	13.794	14.789	13.204	—	—	—	—
Venture III No. of Units	7,774	18,799	12,279	12,517	12,927	69,028	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	13.866	14.304	14.920	15.167	12.972	12.500	—	—	—	—
Value at End of Year	16.589	13.866	14.304	14.920	15.167	12.972	—	—	—	—
Venture III No. of Units	125,676	130,503	136,259	126,148	153,301	187,398	—	—	—	—
NY Venture III No. of Units	11,172	32,442	33,178	28,732	23,451	12,323	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.837	14.281	14.903	15.159	12.971	12.500	—	—	—	—
Value at End of Year	16.547	13.837	14.281	14.903	15.159	12.971	—	—	—	—
Venture III No. of Units	36,269	38,907	53,070	48,047	57,343	93,843	—	—	—	—
NY Venture III No. of Units	8,381	19,024	19,691	22,339	11,748	11,881	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.751	14.214	14.855	15.132	12.968	12.500	—	—	—	—
Value at End of Year	16.419	13.751	14.214	14.855	15.132	12.968	—	—	—	—
Venture III No. of Units	92,882	78,553	84,095	87,520	92,401	119,607	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.722	14.191	14.839	15.123	12.967	12.500	—	—	—	—
Value at End of Year	16.377	13.722	14.191	14.839	15.123	12.967	—	—	—	—
Venture III No. of Units	9,445	7,877	7,478	20,265	19,439	14,630	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.637	14.124	14.791	15.097	12.964	12.500	—	—	—	—
Value at End of Year	16.250	13.637	14.124	14.791	15.097	12.964	—	—	—	—
Venture III No. of Units	627	264	245	240	1,284	2,294	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.280	16.097	14.432	10.688	22.026
Value at End of Year	—	—	—	—	—	—	13.280	16.097	14.432	10.688
Venture III No. of Units	—	—	—	—	—	—	230,551	320,555	309,802	399,955
NY Venture III No. of Units	—	—	—	—	—	—	11,799	19,513	19,242	20,508
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.236	16.051	14.398	10.669	21.997
Value at End of Year	—	—	—	—	—	—	13.236	16.051	14.398	10.669
Venture III No. of Units	—	—	—	—	—	—	96,585	69,584	87,112	94,603
NY Venture III No. of Units	—	—	—	—	—	—	12,467	11,808	11,690	13,649
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	13.104	15.915	14.297	10.610	21.909
Value at End of Year	—	—	—	—	—	—	13.104	15.915	14.297	10.610
Venture III No. of Units	—	—	—	—	—	—	135,815	167,350	185,212	186,655
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	13.060	15.870	14.264	10.591	21.880
Value at End of Year	—	—	—	—	—	—	13.060	15.870	14.264	10.591
Venture III No. of Units	—	—	—	—	—	—	17,162	42,155	44,466	40,134
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.930	15.736	14.164	10.533	21.793
Value at End of Year	—	—	—	—	—	—	12.930	15.736	14.164	10.533
Venture III No. of Units	—	—	—	—	—	—	2,524	2,368	4,578	13,141
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	27.647
Value at End of Year	—	—	—	—	—	—	—	—	—	12.785
Venture III No. of Units	—	—	—	—	—	—	—	—	—	32,179
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.534
Value at End of Year	—	—	—	—	—	—	—	—	—	11.802
Venture III No. of Units	—	—	—	—	—	—	—	—	—	26,356
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.289
Value at End of Year	—	—	—	—	—	—	—	—	—	11.671
Venture III No. of Units	—	—	—	—	—	—	—	—	—	442

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.208
Value at End of Year	—	—	—	—	—	—	—	—	—	11.628
Venture III No. of Units	—	—	—	—	—	—	—	—	—	14,433
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	27.071
Value at End of Year	—	—	—	—	—	—	—	—	—	12.485
Venture III No. of Units	—	—	—	—	—	—	—	—	—	348,831
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	23,705
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	26.111
Value at End of Year	—	—	—	—	—	—	—	—	—	12.036
Venture III No. of Units	—	—	—	—	—	—	—	—	—	75,508
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	59,847
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.891
Value at End of Year	—	—	—	—	—	—	—	—	—	11.917
Venture III No. of Units	—	—	—	—	—	—	—	—	—	204,229
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.818
Value at End of Year	—	—	—	—	—	—	—	—	—	11.877
Venture III No. of Units	—	—	—	—	—	—	—	—	—	26,131
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	30.826
Value at End of Year	—	—	—	—	—	—	—	—	—	14.160
Venture III No. of Units	—	—	—	—	—	—	—	—	—	10,831
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	17.593	17.050	16.269	17.765	14.295	12.194	14.798	12.261	12.500	—
Value at End of Year	22.404	17.593	17.050	16.269	17.765	14.295	12.194	14.798	12.261	—
Venture III No. of Units	14,325	16,140	17,672	17,766	19,902	24,890	29,033	30,995	39,339	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	17.531	16.998	16.227	17.728	14.272	12.181	14.790	12.260	12.500	—
Value at End of Year	22.313	17.531	16.998	16.227	17.728	14.272	12.181	14.790	12.260	—
Venture III No. of Units	10,852	11,692	18,660	15,183	13,694	13,533	17,909	25,253	25,234	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	17.344	16.842	16.103	17.618	14.206	12.142	14.765	12.257	12.500	—
Value at End of Year	22.043	17.344	16.842	16.103	17.618	14.206	12.142	14.765	12.257	—
Venture III No. of Units	999	1,039	1,103	1,109	686	690	4,286	4,264	4,278	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	17.282	16.791	16.062	17.582	14.183	12.129	14.756	12.257	12.500	—
Value at End of Year	21.954	17.282	16.791	16.062	17.582	14.183	12.129	14.756	12.257	—
Venture III No. of Units	5,354	5,246	5,274	5,314	5,464	5,756	15,616	10,922	38,419	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.348	16.845	16.097	17.614	14.210	12.141	14.768	12.261	12.500	—
Value at End of Year	22.042	17.348	16.845	16.097	17.614	14.210	12.141	14.768	12.261	—
Venture III No. of Units	144,733	155,806	172,957	193,769	224,208	232,205	271,427	359,168	455,398	—
NY Venture III No. of Units	24,786	20,696	27,674	25,967	27,771	28,791	31,107	36,002	35,197	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.286	16.793	16.056	17.578	14.188	12.128	14.760	12.260	12.500	—
Value at End of Year	21.953	17.286	16.793	16.056	17.578	14.188	12.128	14.760	12.260	—
Venture III No. of Units	18,009	20,099	33,419	24,797	24,193	92,174	114,184	93,326	104,807	—
NY Venture III No. of Units	30,161	29,901	29,506	35,569	56,774	58,546	75,143	77,552	81,698	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	17.102	16.640	15.932	17.469	14.121	12.090	14.735	12.257	12.500	—
Value at End of Year	21.687	17.102	16.640	15.932	17.469	14.121	12.090	14.735	12.257	—
Venture III No. of Units	115,013	124,800	128,501	136,469	155,693	195,553	226,479	259,476	304,642	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.041	16.589	15.891	17.433	14.099	12.077	14.727	12.257	12.500	—
Value at End of Year	21.599	17.041	16.589	15.891	17.433	14.099	12.077	14.727	12.257	—
Venture III No. of Units	11,115	11,805	10,566	19,758	19,551	22,548	29,414	24,418	27,175	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.860	16.437	15.770	17.326	14.033	12.038	14.702	12.254	12.500	—
Value at End of Year	21.337	16.860	16.437	15.770	17.326	14.033	12.038	14.702	12.254	—
Venture III No. of Units	16,712	19,709	11,991	4,713	13,347	8,827	12,648	23,617	31,211	—
International Value Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	18.508	16.764	18.488	21.483	17.313	14.745	17.201	16.194	12.126	21.503
Value at End of Year	21.327	18.508	16.764	18.488	21.483	17.313	14.745	17.201	16.194	12.126
Venture III No. of Units	72,267	87,535	86,752	99,413	98,996	111,170	153,405	148,932	160,848	192,381
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.020	19.048	21.017	24.435	19.701	16.787	19.593	18.455	13.826	24.530
Value at End of Year	24.209	21.020	19.048	21.017	24.435	19.701	16.787	19.593	18.455	13.826
Venture III No. of Units	68,554	76,948	57,669	64,986	68,327	78,588	120,166	142,663	151,741	184,011
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.539	18.641	20.598	23.983	19.367	16.527	19.318	18.224	13.673	24.295
Value at End of Year	23.620	20.539	18.641	20.598	23.983	19.367	16.527	19.318	18.224	13.673
Venture III No. of Units	8,041	8,121	264	266	967	1,215	2,065	23,688	23,369	25,443
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	20.381	18.507	20.460	23.835	19.256	16.441	19.227	18.147	13.622	24.217
Value at End of Year	23.427	20.381	18.507	20.460	23.835	19.256	16.441	19.227	18.147	13.622
Venture III No. of Units	21,917	24,259	18,901	21,030	25,391	24,025	29,800	43,920	44,544	56,512
International Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.980	19.962	22.046	25.659	20.721	17.693	20.672	19.501	14.622	25.995
Value at End of Year	25.270	21.980	19.962	22.046	25.659	20.721	17.693	20.672	19.501	14.622
Venture III No. of Units	420,988	527,944	401,376	472,158	537,853	632,171	799,987	952,801	1,037,974	1,203,720
NY Venture III No. of Units	43,052	49,563	52,827	55,229	60,772	65,275	74,945	82,185	77,235	87,033
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.670	18.782	20.754	24.167	19.525	16.680	19.499	18.404	13.806	24.557
Value at End of Year	23.753	20.670	18.782	20.754	24.167	19.525	16.680	19.499	18.404	13.806
Venture III No. of Units	183,659	214,650	199,349	240,472	279,742	328,795	386,218	486,616	538,954	619,508
NY Venture III No. of Units	47,568	47,976	46,439	59,906	75,900	90,125	97,257	103,590	121,726	138,836
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.221	18.401	20.364	23.748	19.216	16.441	19.248	18.194	13.669	24.350
Value at End of Year	23.202	20.221	18.401	20.364	23.748	19.216	16.441	19.248	18.194	13.669
Venture III No. of Units	312,511	372,697	278,248	302,350	354,752	434,029	506,207	577,126	634,000	741,351
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.074	18.276	20.235	23.610	19.114	16.362	19.165	18.125	13.624	24.282
Value at End of Year	23.021	20.074	18.276	20.235	23.610	19.114	16.362	19.165	18.125	13.624
Venture III No. of Units	28,262	32,830	33,335	34,483	38,743	44,584	49,313	54,659	58,036	67,849
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	24.579	22.412	24.851	29.040	23.545	20.185	23.679	22.427	16.883	30.136
Value at End of Year	28.146	24.579	22.412	24.851	29.040	23.545	20.185	23.679	22.427	16.883
Venture III No. of Units	20,318	26,283	19,612	19,635	22,869	27,095	25,998	24,783	30,129	42,042
Investment Quality Bond Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	23.429	22.839	23.410	22.564	23.388	22.103	20.791	19.671	17.784	18.389
Value at End of Year	24.108	23.429	22.839	23.410	22.564	23.388	22.103	20.791	19.671	17.784
Venture III No. of Units	12,390	13,837	14,907	18,251	15,102	21,904	29,099	41,622	32,683	41,664
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	19.994	19.499	19.997	19.284	19.999	18.909	17.796	16.845	15.237	15.763
Value at End of Year	20.563	19.994	19.499	19.997	19.284	19.999	18.909	17.796	16.845	15.237
Venture III No. of Units	24,015	26,029	25,287	30,317	42,089	43,187	53,066	59,262	58,637	75,191

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.536	19.082	19.598	18.928	19.659	18.616	17.546	16.634	15.069	15.612
Value at End of Year	20.062	19.536	19.082	19.598	18.928	19.659	18.616	17.546	16.634	15.069
Venture III No. of Units	5,156	5,177	333	355	3,809	4,016	4,900	4,966	4,989	5,902
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.386	18.945	19.467	18.811	19.547	18.519	17.464	16.564	15.013	15.562
Value at End of Year	19.898	19.386	18.945	19.467	18.811	19.547	18.519	17.464	16.564	15.013
Venture III No. of Units	10,619	10,978	13,944	14,740	16,710	20,256	27,010	31,720	38,454	49,736
Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	19.385	18.935	19.447	18.782	19.491	18.471	17.410	16.496	14.947	15.478
Value at End of Year	19.889	19.385	18.935	19.447	18.782	19.491	18.471	17.410	16.496	14.947
Venture III No. of Units	660,007	710,733	788,967	921,943	1,045,428	1,139,930	1,234,762	1,523,401	1,788,106	1,888,832
NY Venture III No. of Units	203,589	227,873	241,456	259,020	293,590	306,971	322,836	477,783	508,980	488,690
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.133	18.697	19.213	18.566	19.276	18.277	17.235	16.338	14.811	15.345
Value at End of Year	19.620	19.133	18.697	19.213	18.566	19.276	18.277	17.235	16.338	14.811
Venture III No. of Units	77,841	104,938	114,584	127,775	127,189	157,977	166,200	224,594	244,788	265,781
NY Venture III No. of Units	38,592	38,483	45,121	49,394	41,030	42,421	46,160	70,579	71,797	66,044
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.717	18.319	18.852	18.244	18.971	18.014	17.013	16.152	14.665	15.216
Value at End of Year	19.166	18.717	18.319	18.852	18.244	18.971	18.014	17.013	16.152	14.665
Venture III No. of Units	559,909	579,140	618,072	656,375	703,287	771,141	798,012	971,921	1,087,041	1,006,690
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	18.581	18.194	18.734	18.138	18.870	17.928	16.940	16.091	14.616	15.173
Value at End of Year	19.016	18.581	18.194	18.734	18.138	18.870	17.928	16.940	16.091	14.616
Venture III No. of Units	16,685	16,509	14,289	15,221	15,195	22,136	29,152	22,573	21,807	22,659
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	16.545	16.225	16.731	16.224	16.904	16.084	15.220	14.479	13.172	13.695
Value at End of Year	16.907	16.545	16.225	16.731	16.224	16.904	16.084	15.220	14.479	13.172
Venture III No. of Units	27,171	27,676	30,000	31,332	44,279	66,152	78,288	47,167	42,354	45,345
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	12.723	13.207	—	—	—
Value at End of Year	—	—	—	—	—	—	12.723	—	—	—
Venture III No. of Units	—	—	—	—	—	—	22,072	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.681	13.169	—	—	—
Value at End of Year	—	—	—	—	—	—	12.681	—	—	—
Venture III No. of Units	—	—	—	—	—	—	40,221	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	12.513	13.021	—	—	—
Value at End of Year	—	—	—	—	—	—	12.513	—	—	—
Venture III No. of Units	—	—	—	—	—	—	7,470	—	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.600	13.107	11.736	9.139	15.403
Value at End of Year	—	—	—	—	—	—	12.600	13.107	11.736	9.139
Venture III No. of Units	—	—	—	—	—	—	100,332	129,179	145,695	159,381
NY Venture III No. of Units	—	—	—	—	—	—	3,031	4,570	4,792	5,036
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	12.559	13.070	11.709	9.122	15.383
Value at End of Year	—	—	—	—	—	—	12.559	13.070	11.709	9.122
Venture III No. of Units	—	—	—	—	—	—	79,656	127,825	142,239	177,696
NY Venture III No. of Units	—	—	—	—	—	—	8,661	9,730	9,730	11,893
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	12.434	12.960	11.627	9.072	15.321
Value at End of Year	—	—	—	—	—	—	12.434	12.960	11.627	9.072
Venture III No. of Units	—	—	—	—	—	—	60,380	63,617	69,499	91,289

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.392	12.923	11.600	9.056	15.301
Value at End of Year	—	—	—	—	—	—	12.392	12.923	11.600	9.056
Venture III No. of Units	—	—	—	—	—	—	8,492	17,898	20,759	26,337
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.269	12.813	11.519	9.006	15.240
Value at End of Year	—	—	—	—	—	—	12.269	12.813	11.519	9.006
Venture III No. of Units	—	—	—	—	—	—	7,261	4,149	6,875	7,626
Large Cap Value Trust (merged into Equity Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.029	15.688	24.929
Value at End of Year	—	—	—	—	—	—	—	18.376	17.029	15.688
Venture III No. of Units	—	—	—	—	—	—	—	218,676	225,165	275,954
NY Venture III No. of Units	—	—	—	—	—	—	—	34,613	27,702	33,342
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	16.973	15.643	24.871
Value at End of Year	—	—	—	—	—	—	—	18.306	16.973	15.643
Venture III No. of Units	—	—	—	—	—	—	—	107,360	98,356	113,075
NY Venture III No. of Units	—	—	—	—	—	—	—	21,070	23,280	26,897
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	16.804	15.511	24.698
Value at End of Year	—	—	—	—	—	—	—	18.097	16.804	15.511
Venture III No. of Units	—	—	—	—	—	—	—	160,235	165,037	178,993
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.748	15.467	24.641
Value at End of Year	—	—	—	—	—	—	—	18.028	16.748	15.467
Venture III No. of Units	—	—	—	—	—	—	—	41,585	38,627	45,117
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	16.581	15.336	24.469
Value at End of Year	—	—	—	—	—	—	—	17.821	16.581	15.336
Venture III No. of Units	—	—	—	—	—	—	—	16,608	17,226	22,231
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.838	12.842	13.262	12.790	—	—	—	—	—	—
Value at End of Year	16.578	13.838	12.842	13.262	12.790	—	—	—	—	—
Venture III No. of Units	252	270	289	310	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.817	12.828	13.255	12.789	—	—	—	—	—	—
Value at End of Year	16.544	13.817	12.828	13.255	12.789	—	—	—	—	—
Venture III No. of Units	171	172	174	175	—	—	—	—	—	—
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.750	12.784	13.229	12.783	—	—	—	—	—	—
Value at End of Year	16.443	13.750	12.784	13.229	12.783	—	—	—	—	—
Venture III No. of Units	60,919	62,753	59,581	57,404	—	—	—	—	—	—
NY Venture III No. of Units	103,587	130,774	128,687	124,857	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.729	12.771	13.222	12.783	—	—	—	—	—	—
Value at End of Year	16.409	13.729	12.771	13.222	12.783	—	—	—	—	—
Venture III No. of Units	9,130	4,521	4,561	4,594	—	—	—	—	—	—
NY Venture III No. of Units	109,865	126,754	139,719	161,251	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.666	12.731	13.201	12.781	12.500	—	—	—	—	—
Value at End of Year	16.310	13.666	12.731	13.201	12.781	—	—	—	—	—
Venture III No. of Units	87,644	97,601	98,221	72,906	639	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.645	12.718	13.194	12.781	—	—	—	—	—	—
Value at End of Year	16.276	13.645	12.718	13.194	12.781	—	—	—	—	—
Venture III No. of Units	12,689	12,851	13,009	1,596	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.526	12.959	13.169	12.635	—	—	—	—	—	—
Value at End of Year	14.943	13.526	12.959	13.169	12.635	—	—	—	—	—
Venture III No. of Units	37,273	38,474	16,988	10,980	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	13.505	12.946	13.162	12.633	—	—	—	—	—	—
Value at End of Year	14.913	13.505	12.946	13.162	12.633	—	—	—	—	—
Venture III No. of Units	46,285	54,237	63,939	31,479	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	13.422	12.893	13.134	12.633	—	—	—	—	—	—
Value at End of Year	14.792	13.422	12.893	13.134	12.633	—	—	—	—	—
Venture III No. of Units	961	946	4,920	1,255	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.593	14.971	15.254	14.666	12.500	—	—	—	—	—
Value at End of Year	17.203	15.593	14.971	15.254	14.666	—	—	—	—	—
Venture III No. of Units	8,488,696	8,842,315	8,387,668	6,932,259	311,853	—	—	—	—	—
NY Venture III No. of Units	4,191,096	4,641,086	5,125,705	5,622,717	94,355	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.550	14.937	15.227	14.647	—	—	—	—	—	—
Value at End of Year	17.147	15.550	14.937	15.227	14.647	—	—	—	—	—
Venture III No. of Units	179,293	138,569	145,139	111,148	—	—	—	—	—	—
NY Venture III No. of Units	970,861	1,038,679	1,180,604	1,379,380	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.354	12.847	13.116	12.635	12.500	—	—	—	—	—
Value at End of Year	14.703	13.354	12.847	13.116	12.635	—	—	—	—	—
Venture III No. of Units	6,859,560	7,571,296	7,491,203	7,377,323	91,365	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.333	12.833	12.500	—	—	—	—	—	—	—
Value at End of Year	14.674	13.333	12.833	—	—	—	—	—	—	—
Venture III No. of Units	2,163	2,240	2,306	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.272	12.794	13.088	12.634	12.500	—	—	—	—	—
Value at End of Year	14.584	13.272	12.794	13.088	12.634	—	—	—	—	—
Venture III No. of Units	111,406	169,461	91,748	21,522	4,841	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.161	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.846	13.161	—	—	—	—	—	—	—	—
Venture III No. of Units	3,777	1,589	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	13.140	13.001	13.001	12.528	—	—	—	—	—	—
Value at End of Year	13.818	13.140	—	13.001	12.528	—	—	—	—	—
Venture III No. of Units	3,286	3,291	—	45,531	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	13.060	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.706	13.060	—	—	—	—	—	—	—	—
Venture III No. of Units	8,501	2,538	—	—	—	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.132	13.792	14.026	13.527	12.500	—	—	—	—	—
Value at End of Year	14.838	14.132	13.792	14.026	13.527	—	—	—	—	—
Venture III No. of Units	1,352,818	1,622,301	1,455,313	1,124,273	13,369	—	—	—	—	—
NY Venture III No. of Units	889,081	998,350	1,107,354	1,324,745	3,926	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.093	13.760	14.001	13.510	—	—	—	—	—	—
Value at End of Year	14.790	14.093	13.760	14.001	13.510	—	—	—	—	—
Venture III No. of Units	13,913	14,390	85,924	94,180	—	—	—	—	—	—
NY Venture III No. of Units	175,836	246,767	305,367	331,695	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.994	12.707	12.948	12.512	12.500	—	—	—	—	—
Value at End of Year	13.617	12.994	12.707	12.948	12.512	—	—	—	—	—
Venture III No. of Units	955,275	1,176,518	1,069,210	1,059,868	85,500	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.974	12.693	12.941	12.512	—	—	—	—	—	—
Value at End of Year	13.589	12.974	12.693	12.941	12.512	—	—	—	—	—
Venture III No. of Units	—	—	317	319	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.915	12.654	12.920	12.511	—	—	—	—	—	—
Value at End of Year	13.506	12.915	12.654	12.920	12.511	—	—	—	—	—
Venture III No. of Units	838	1,186	1,174	46,050	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	13.758	13.043	13.276	12.713	—	—	—	—	—	—
Value at End of Year	15.717	13.758	13.043	13.276	12.713	—	—	—	—	—
Venture III No. of Units	77,856	33,991	8,997	9,193	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	13.737	13.030	13.269	12.711	—	—	—	—	—	—
Value at End of Year	15.685	13.737	13.030	13.269	12.711	—	—	—	—	—
Venture III No. of Units	47,596	25,096	11,191	7,129	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	13.674	12.990	12.500	—	—	—	—	—	—	—
Value at End of Year	15.590	13.674	12.990	—	—	—	—	—	—	—
Venture III No. of Units	2,111	1,442	1,966	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	13.653	12.976	13.241	12.711	—	—	—	—	—	—
Value at End of Year	15.558	13.653	12.976	13.241	12.711	—	—	—	—	—
Venture III No. of Units	31,366	1,330	21,438	239	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	16.613	15.782	16.085	15.443	12.500	—	—	—	—	—
Value at End of Year	18.940	16.613	15.782	16.085	15.443	—	—	—	—	—
Venture III No. of Units	76,333,263	38,005,449	21,828,229	18,804,475	1,503,538	—	—	—	—	—
NY Venture III No. of Units	8,167,816	6,144,227	5,496,858	5,937,785	—	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.567	15.746	16.056	15.424	—	—	—	—	—	—
Value at End of Year	18.878	16.567	15.746	16.056	15.424	—	—	—	—	—
Venture III No. of Units	183,821	115,013	93,456	93,935	—	—	—	—	—	—
NY Venture III No. of Units	893,362	1,176,863	1,392,237	1,524,090	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.594	12.940	13.214	12.713	12.500	—	—	—	—	—
Value at End of Year	15.467	13.594	12.940	13.214	12.713	—	—	—	—	—
Venture III No. of Units	57,772,626	29,247,796	18,660,858	18,608,249	1,061,734	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.573	12.926	13.207	12.713	—	—	—	—	—	—
Value at End of Year	15.436	13.573	12.926	13.207	12.713	—	—	—	—	—
Venture III No. of Units	105,545	93,954	90,763	1,601	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.511	12.886	13.186	12.711	—	—	—	—	—	—
Value at End of Year	15.342	13.511	12.886	13.186	12.711	—	—	—	—	—
Venture III No. of Units	156,951	60,765	44,685	66,600	—	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series I Shares (units first credited 12-06-2013)
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	13.302	12.851	13.084	12.592	—	—	—	—	—	—
Value at End of Year	14.413	13.302	12.851	13.084	12.592	—	—	—	—	—
Venture III No. of Units	7,498	7,882	8,304	8,373	—	—	—	—	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.220	14.698	14.958	14.399	12.500	—	—	—	—	—
Value at End of Year	16.511	15.220	14.698	14.958	14.399	—	—	—	—	—
Venture III No. of Units	2,171,246	2,227,241	2,094,746	1,575,089	74,904	—	—	—	—	—
NY Venture III No. of Units	1,186,826	1,345,731	1,518,551	1,721,324	77,336	—	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.179	14.664	14.932	14.381	—	—	—	—	—	—
Value at End of Year	16.457	15.179	14.664	14.932	14.381	—	—	—	—	—
Venture III No. of Units	31,553	32,635	149,672	136,730	—	—	—	—	—	—
NY Venture III No. of Units	327,021	373,046	397,987	472,112	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	13.243	12.814	13.067	12.603	12.500	—	—	—	—	—
Value at End of Year	14.337	13.243	12.814	13.067	12.603	—	—	—	—	—
Venture III No. of Units	2,165,929	2,222,431	2,239,721	2,276,797	64,145	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	13.223	12.800	13.060	12.603	—	—	—	—	—	—
Value at End of Year	14.308	13.223	12.800	13.060	12.603	—	—	—	—	—
Venture III No. of Units	8,083	8,159	8,238	8,307	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	13.162	12.761	13.039	12.602	—	—	—	—	—	—
Value at End of Year	14.221	13.162	12.761	13.039	12.602	—	—	—	—	—
Venture III No. of Units	4,016	7,822	7,569	1,123	—	—	—	—	—	—
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.804	20.745	22.400	22.459	18.018	15.710	17.082	14.913	11.178	19.592
Value at End of Year	25.135	20.804	20.745	22.400	22.459	18.018	15.710	17.082	14.913	11.178
Venture III No. of Units	49,122	48,687	49,922	52,180	57,234	59,606	67,157	67,654	86,790	98,556
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	19.473	19.427	20.987	21.053	16.899	14.741	16.037	14.008	10.505	18.421
Value at End of Year	23.515	19.473	19.427	20.987	21.053	16.899	14.741	16.037	14.008	10.505
Venture III No. of Units	71,899	92,742	97,199	96,183	119,983	106,027	160,680	162,598	124,686	134,842
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.027	19.011	20.569	20.664	16.612	14.513	15.812	13.832	10.389	18.245
Value at End of Year	22.942	19.027	19.011	20.569	20.664	16.612	14.513	15.812	13.832	10.389
Venture III No. of Units	—	—	13,443	13,443	13,443	13,443	14,273	14,278	14,283	13,443
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	18.881	18.874	20.431	20.536	16.517	14.437	15.737	13.774	10.350	18.186
Value at End of Year	22.755	18.881	18.874	20.431	20.536	16.517	14.437	15.737	13.774	10.350
Venture III No. of Units	7,253	7,674	8,337	12,262	17,305	17,851	28,451	19,866	20,413	41,975
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.710	20.711	22.412	22.494	18.087	15.794	17.213	15.069	11.309	19.876
Value at End of Year	24.969	20.710	20.711	22.412	22.494	18.087	15.794	17.213	15.069	11.309
Venture III No. of Units	518,745	603,860	685,758	837,329	979,139	1,234,425	1,805,173	2,112,619	2,416,264	2,403,421
NY Venture III No. of Units	17,769	20,279	25,192	48,358	171,747	166,298	192,344	194,279	215,845	212,157
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.590	20.601	22.305	22.398	18.018	15.742	17.165	15.034	11.289	19.850
Value at End of Year	24.813	20.590	20.601	22.305	22.398	18.018	15.742	17.165	15.034	11.289
Venture III No. of Units	261,746	327,008	372,107	455,909	563,472	620,303	699,765	752,947	759,806	867,448
NY Venture III No. of Units	28,296	39,401	48,569	61,514	167,678	186,879	199,882	239,618	289,983	331,756
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.143	20.184	21.886	22.010	17.733	15.516	16.944	14.863	11.177	19.683
Value at End of Year	24.237	20.143	20.184	21.886	22.010	17.733	15.516	16.944	14.863	11.177
Venture III No. of Units	455,736	501,426	668,354	750,519	916,351	1,077,120	1,404,546	1,650,673	1,705,500	1,871,639
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.996	20.047	21.748	21.882	17.639	15.441	16.870	14.806	11.140	19.628
Value at End of Year	24.048	19.996	20.047	21.748	21.882	17.639	15.441	16.870	14.806	11.140
Venture III No. of Units	45,377	59,209	70,010	76,828	76,387	104,245	124,619	114,745	118,740	123,992

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	23.621	23.716	25.768	25.965	20.962	18.378	20.109	17.675	13.318	23.501
Value at End of Year	28.365	23.621	23.716	25.768	25.965	20.962	18.378	20.109	17.675	13.318
Venture III No. of Units	32,689	67,883	64,087	68,527	187,471	192,151	200,256	224,774	233,524	242,358
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.331	25.545	26.567	25.899	23.345	21.218	21.436	19.502	15.163	22.439
Value at End of Year	29.562	26.331	25.545	26.567	25.899	23.345	21.218	21.436	19.502	15.163
Venture III No. of Units	281,630	320,912	412,190	468,077	556,756	606,228	751,201	807,722	920,846	1,072,649
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	20.927	20.312	21.136	20.614	18.591	16.905	17.088	15.554	12.100	17.915
Value at End of Year	23.483	20.927	20.312	21.136	20.614	18.591	16.905	17.088	15.554	12.100
Venture III No. of Units	321,104	393,532	436,328	520,197	705,772	793,841	909,313	1,086,637	1,196,834	1,237,228
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.448	19.877	20.715	20.234	18.275	16.643	16.848	15.359	11.966	17.743
Value at End of Year	22.912	20.448	19.877	20.715	20.234	18.275	16.643	16.848	15.359	11.966
Venture III No. of Units	37,048	54,195	49,381	50,690	38,892	40,938	50,864	67,407	74,290	91,202
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	20.291	19.735	20.576	20.108	18.171	16.557	16.769	15.294	11.921	17.686
Value at End of Year	22.725	20.291	19.735	20.576	20.108	18.171	16.557	16.769	15.294	11.921
Venture III No. of Units	132,453	150,803	186,868	224,415	346,479	481,531	530,875	613,404	647,918	760,071
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.304	20.703	21.562	21.072	19.035	17.326	17.540	13.058	12.462	18.483
Value at End of Year	23.853	21.304	20.703	21.562	21.072	19.035	17.326	17.540	13.058	12.462
Venture III No. of Units	70,356,750	79,043,074	84,855,402	102,798,205	125,079,870	140,660,179	157,353,922	180,403,917	191,121,702	182,842,399
NY Venture III No. of Units	1,926,005	2,079,071	2,215,118	2,397,969	7,208,491	7,986,696	8,783,525	9,940,692	10,678,822	10,461,235
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.444	20.850	21.726	21.243	19.199	17.484	17.709	16.156	12.595	18.688
Value at End of Year	23.998	21.444	20.850	21.726	21.243	19.199	17.484	17.709	16.156	12.595
Venture III No. of Units	1,369,665	1,521,806	1,730,578	2,089,245	2,784,546	3,431,000	3,806,022	4,403,539	4,783,240	5,142,554
NY Venture III No. of Units	469,929	523,042	570,245	638,062	1,852,424	2,149,670	2,439,237	2,694,883	2,995,646	3,178,827
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.978	20.428	21.318	20.875	18.895	17.233	17.481	15.972	12.470	18.531
Value at End of Year	23.442	20.978	20.428	21.318	20.875	18.895	17.233	17.481	15.972	12.470
Venture III No. of Units	39,177,084	43,806,362	48,918,529	55,504,869	69,665,624	78,637,060	87,807,529	99,716,352	107,058,965	101,397,260
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.825	20.289	21.184	20.754	18.795	17.150	17.405	15.911	12.428	18.479
Value at End of Year	23.259	20.825	20.289	21.184	20.754	18.795	17.150	17.405	15.911	12.428
Venture III No. of Units	224,051	245,598	282,815	317,198	365,702	459,834	559,052	586,546	793,612	884,172
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	21.532	21.009	21.969	21.555	19.550	17.866	18.159	16.625	13.006	19.366
Value at End of Year	24.013	21.532	21.009	21.969	21.555	19.550	17.866	18.159	16.625	13.006
Venture III No. of Units	830,608	943,168	1,070,366	1,200,684	1,402,442	1,591,508	1,725,333	2,012,058	2,318,287	2,517,179
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.983	26.230	26.654	25.803	25.254	23.661	23.078	21.501	17.959	21.625
Value at End of Year	28.618	26.983	26.230	26.654	25.803	25.254	23.661	23.078	21.501	17.959
Venture III No. of Units	46,184	60,039	53,598	61,146	65,888	93,030	134,184	163,849	165,112	149,016
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	20.332	19.775	20.105	19.472	19.067	17.874	17.442	16.258	13.587	16.368
Value at End of Year	21.553	20.332	19.775	20.105	19.472	19.067	17.874	17.442	16.258	13.587
Venture III No. of Units	78,065	95,967	107,457	122,466	152,685	340,591	309,689	361,445	330,981	414,884
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.867	19.352	19.704	19.113	18.743	17.597	17.197	16.054	13.436	16.212
Value at End of Year	21.029	19.867	19.352	19.704	19.113	18.743	17.597	17.197	16.054	13.436
Venture III No. of Units	14,019	14,078	14,175	13,482	19,714	24,544	19,714	7,115	883	3,600

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.715	19.212	19.572	18.995	18.637	17.505	17.116	15.986	13.386	16.160
Value at End of Year	20.857	19.715	19.212	19.572	18.995	18.637	17.505	17.116	15.986	13.386
Venture III No. of Units	18,252	36,390	40,768	42,533	40,453	124,209	127,127	163,561	204,958	140,931
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.003	19.495	19.850	19.249	18.872	17.723	17.317	16.171	13.538	16.322
Value at End of Year	21.185	20.003	19.495	19.850	19.249	18.872	17.723	17.317	16.171	13.538
Venture III No. of Units	14,662,633	16,941,535	18,871,518	21,889,601	28,262,753	39,058,585	41,521,592	44,357,070	45,272,909	31,334,426
NY Venture III No. of Units	443,149	435,110	488,592	665,761	1,877,494	2,257,966	2,451,236	3,157,898	2,991,307	2,092,909
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.776	19.283	19.644	19.058	18.695	17.565	17.172	16.043	13.437	16.209
Value at End of Year	20.934	19.776	19.283	19.644	19.058	18.695	17.565	17.172	16.043	13.437
Venture III No. of Units	311,923	426,905	454,198	461,860	641,131	1,001,863	1,045,117	1,085,022	1,167,421	1,433,627
NY Venture III No. of Units	284,933	391,507	429,493	441,818	857,401	923,787	899,218	899,765	812,727	954,054
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	19.346	18.892	19.275	18.728	18.399	17.313	16.950	15.860	13.304	16.073
Value at End of Year	20.448	19.346	18.892	19.275	18.728	18.399	17.313	16.950	15.860	13.304
Venture III No. of Units	7,244,922	8,593,810	9,421,321	11,027,647	14,346,897	19,542,139	19,804,139	22,550,827	22,175,482	15,888,960
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	19.205	18.764	19.153	18.620	18.301	17.230	16.877	15.800	13.260	16.027
Value at End of Year	20.289	19.205	18.764	19.153	18.620	18.301	17.230	16.877	15.800	13.260
Venture III No. of Units	64,812	68,396	69,261	72,846	177,146	248,306	226,378	227,326	234,165	290,548
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	18.314	17.920	18.320	17.836	17.557	16.555	16.240	15.226	12.798	15.492
Value at End of Year	19.319	18.314	17.920	18.320	17.836	17.557	16.555	16.240	15.226	12.798
Venture III No. of Units	192,739	196,909	219,448	276,617	372,621	521,312	418,584	431,175	488,751	547,513
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	23.829	23.443	24.965	24.843	21.163	18.896	19.522	17.561	13.394	21.480
Value at End of Year	27.798	23.829	23.443	24.965	24.843	21.163	18.896	19.522	17.561	13.394
Venture III No. of Units	147,971	168,000	212,431	228,062	265,443	300,921	394,738	496,250	599,420	734,624
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	19.938	19.625	20.909	20.818	17.743	15.850	16.384	14.745	11.252	18.054
Value at End of Year	23.247	19.938	19.625	20.909	20.818	17.743	15.850	16.384	14.745	11.252
Venture III No. of Units	243,466	315,132	357,355	453,600	519,856	563,405	760,572	1,023,585	1,093,125	1,193,029
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.482	19.205	20.492	20.433	17.441	15.604	16.154	14.560	11.127	17.881
Value at End of Year	22.682	19.482	19.205	20.492	20.433	17.441	15.604	16.154	14.560	11.127
Venture III No. of Units	15,266	15,272	15,279	23,163	20,759	22,853	9,303	14,334	22,276	30,488
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.332	19.067	20.355	20.307	17.342	15.523	16.078	14.499	11.086	17.823
Value at End of Year	22.496	19.332	19.067	20.355	20.307	17.342	15.523	16.078	14.499	11.086
Venture III No. of Units	182,828	199,894	211,599	254,782	307,330	275,582	288,246	333,996	432,667	502,053
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	20.678	20.381	21.768	21.688	18.515	16.573	17.158	15.459	11.821	18.977
Value at End of Year	24.073	20.678	20.381	21.768	21.688	18.515	16.573	17.158	15.459	11.821
Venture III No. of Units	91,430,317	101,322,274	113,439,483	129,807,708	160,784,779	173,906,904	189,327,730	209,770,810	224,281,040	225,398,523
NY Venture III No. of Units	2,366,972	2,538,153	2,781,911	3,235,903	8,206,841	8,882,324	9,808,581	10,820,426	11,683,092	11,610,531
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.784	20.496	21.902	21.833	18.647	16.700	17.298	15.593	11.930	19.161
Value at End of Year	24.185	20.784	20.496	21.902	21.833	18.647	16.700	17.298	15.593	11.930
Venture III No. of Units	1,351,808	1,536,547	1,844,848	2,065,451	2,403,910	2,933,664	3,340,768	3,987,185	4,302,533	4,911,015
NY Venture III No. of Units	390,731	418,085	455,429	583,864	2,063,852	2,323,557	2,562,083	2,813,699	3,035,411	3,258,953
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.333	20.081	21.490	21.455	18.352	16.460	17.075	15.415	11.811	19.000
Value at End of Year	23.624	20.333	20.081	21.490	21.455	18.352	16.460	17.075	15.415	11.811
Venture III No. of Units	60,538,904	66,717,658	74,791,507	85,050,412	106,420,289	115,662,422	126,441,058	139,657,380	148,662,493	149,282,959

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.184	19.944	21.355	21.330	18.254	16.381	17.001	15.356	11.772	18.946
Value at End of Year	23.440	20.184	19.944	21.355	21.330	18.254	16.381	17.001	15.356	11.772
Venture III No. of Units	262,514	292,125	305,861	338,751	379,760	452,166	525,366	652,895	720,792	841,577
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	22.203	21.971	23.561	23.568	20.200	18.155	18.870	17.070	13.106	21.124
Value at End of Year	25.745	22.203	21.971	23.561	23.568	20.200	18.155	18.870	17.070	13.106
Venture III No. of Units	972,416	1,065,278	1,219,640	1,464,657	1,658,483	1,849,901	2,132,023	2,327,931	2,673,863	2,741,938
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	27.634	26.681	27.374	26.520	24.461	22.473	22.326	20.531	16.402	22.009
Value at End of Year	30.412	27.634	26.681	27.374	26.520	24.461	22.473	22.326	20.531	16.402
Venture III No. of Units	106,822	123,021	152,714	182,025	200,904	206,947	267,488	292,223	305,571	336,784
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.144	20.425	20.966	20.322	18.753	17.238	17.134	15.764	12.600	16.915
Value at End of Year	23.258	21.144	20.425	20.966	20.322	18.753	17.238	17.134	15.764	12.600
Venture III No. of Units	106,696	115,085	130,695	142,759	221,958	243,138	447,118	377,148	467,418	403,225
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	20.660	19.987	20.548	19.946	18.435	16.971	16.894	15.566	12.460	16.753
Value at End of Year	22.692	20.660	19.987	20.548	19.946	18.435	16.971	16.894	15.566	12.460
Venture III No. of Units	1,641	1,852	2,080	2,338	12,994	13,074	16,824	19,056	17,548	17,650
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	20.501	19.844	20.410	19.823	18.330	16.882	16.814	15.501	12.414	16.700
Value at End of Year	22.506	20.501	19.844	20.410	19.823	18.330	16.882	16.814	15.501	12.414
Venture III No. of Units	67,172	70,810	74,044	77,212	80,786	82,751	117,730	130,138	179,990	251,590
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	21.195	20.498	21.076	20.468	18.922	17.410	17.329	15.959	12.789	17.190
Value at End of Year	23.278	21.195	20.498	21.076	20.468	18.922	17.410	17.329	15.959	12.789
Venture III No. of Units	20,839,803	23,525,777	26,522,881	30,671,749	36,717,081	42,473,053	46,644,910	52,102,020	54,822,382	46,772,413
NY Venture III No. of Units	700,259	805,205	854,294	903,833	2,433,620	2,984,386	3,117,322	3,500,803	3,287,197	2,987,433
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.115	20.432	21.018	20.422	18.888	17.388	17.316	15.955	12.792	17.202
Value at End of Year	23.180	21.115	20.432	21.018	20.422	18.888	17.388	17.316	15.955	12.792
Venture III No. of Units	477,231	560,486	638,481	847,317	921,572	1,079,446	1,453,402	1,595,331	1,836,908	1,808,924
NY Venture III No. of Units	155,957	172,123	191,737	214,305	613,544	734,192	853,916	1,012,024	1,088,404	1,137,110
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	20.657	20.018	20.623	20.068	18.589	17.139	17.093	15.773	12.665	17.058
Value at End of Year	22.642	20.657	20.018	20.623	20.068	18.589	17.139	17.093	15.773	12.665
Venture III No. of Units	11,225,958	12,789,290	14,011,453	15,944,553	19,915,852	22,927,381	25,405,407	27,502,915	28,453,008	23,956,397
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	20.506	19.882	20.493	19.952	18.491	17.056	17.019	15.713	12.623	17.010
Value at End of Year	22.466	20.506	19.882	20.493	19.952	18.491	17.056	17.019	15.713	12.623
Venture III No. of Units	87,426	108,687	124,160	133,429	172,472	188,326	226,429	241,168	288,897	222,437
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.342	19.752	20.391	19.882	18.453	17.048	17.036	15.752	12.674	17.103
Value at End of Year	22.253	20.342	19.752	20.391	19.882	18.453	17.048	17.036	15.752	12.674
Venture III No. of Units	297,727	349,301	355,639	363,649	421,903	468,654	512,416	616,982	604,555	666,345
Mid Cap Index Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	37.398	31.654	33.037	30.716	23.474	20.315	21.128	17.050	12.674	20.265
Value at End of Year	42.604	37.398	31.654	33.037	30.716	23.474	20.315	21.128	17.050	12.674
Venture III No. of Units	40,521	35,874	39,291	40,394	43,531	48,489	56,755	71,309	75,846	93,920
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	35.703	30.233	31.571	29.368	22.455	19.443	20.231	16.334	12.148	19.433
Value at End of Year	40.652	35.703	30.233	31.571	29.368	22.455	19.443	20.231	16.334	12.148
Venture III No. of Units	55,568	59,762	67,870	68,598	72,678	75,907	101,647	105,842	109,978	114,781

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	34.886	29.586	30.941	28.825	22.073	19.141	19.947	16.129	12.013	19.247
Value at End of Year	39.663	34.886	29.586	30.941	28.825	22.073	19.141	19.947	16.129	12.013
Venture III No. of Units	9,664	9,132	4,942	4,943	5,353	4,945	5,540	5,550	5,889	5,922
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	34.618	29.374	30.734	28.647	21.947	19.042	19.853	16.061	11.969	19.186
Value at End of Year	39.339	34.618	29.374	30.734	28.647	21.947	19.042	19.853	16.061	11.969
Venture III No. of Units	27,858	22,278	26,321	21,410	23,898	23,386	33,584	41,079	31,423	51,817
Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	35.584	30.167	31.553	29.397	22.512	19.513	20.338	16.435	12.251	19.623
Value at End of Year	40.432	35.584	30.167	31.553	29.397	22.512	19.513	20.338	16.435	12.251
Venture III No. of Units	262,956	197,211	212,028	212,104	266,448	272,020	338,630	464,875	490,311	601,124
NY Venture III No. of Units	22,694	22,692	29,108	29,048	29,644	21,151	25,521	27,685	28,013	29,422
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	33.802	28.670	30.003	27.967	21.427	18.582	19.378	15.667	11.684	18.724
Value at End of Year	38.388	33.802	28.670	30.003	27.967	21.427	18.582	19.378	15.667	11.684
Venture III No. of Units	111,307	111,051	112,738	118,970	156,647	171,616	220,339	243,831	288,730	323,380
NY Venture III No. of Units	37,535	32,948	34,411	39,245	58,893	77,780	85,815	91,693	95,290	99,880
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	33.067	28.089	29.439	27.483	21.088	18.315	19.128	15.488	11.569	18.567
Value at End of Year	37.498	33.067	28.089	29.439	27.483	21.088	18.315	19.128	15.488	11.569
Venture III No. of Units	245,359	207,293	221,663	212,922	259,372	299,921	354,680	384,418	472,207	491,538
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	32.826	27.898	29.253	27.323	20.976	18.227	19.046	15.429	11.530	18.514
Value at End of Year	37.206	32.826	27.898	29.253	27.323	20.976	18.227	19.046	15.429	11.530
Venture III No. of Units	13,522	12,513	10,475	12,381	12,983	8,901	19,848	19,035	20,725	26,502
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	38.886	33.098	34.758	32.513	24.997	21.755	22.766	18.470	13.824	22.230
Value at End of Year	44.008	38.886	33.098	34.758	32.513	24.997	21.755	22.766	18.470	13.824
Venture III No. of Units	20,232	8,726	7,698	10,470	14,073	14,419	22,267	17,938	19,557	27,356
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.492
Value at End of Year	—	—	—	—	—	—	—	—	—	6.537
Venture III No. of Units	—	—	—	—	—	—	—	—	—	31,676
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	879
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.489
Value at End of Year	—	—	—	—	—	—	—	—	—	6.531
Venture III No. of Units	—	—	—	—	—	—	—	—	—	10,874
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	781
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.477
Value at End of Year	—	—	—	—	—	—	—	—	—	6.515
Venture III No. of Units	—	—	—	—	—	—	—	—	—	36,389
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.473
Value at End of Year	—	—	—	—	—	—	—	—	—	6.510
Venture III No. of Units	—	—	—	—	—	—	—	—	—	2,983
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.462
Value at End of Year	—	—	—	—	—	—	—	—	—	6.493
Venture III No. of Units	—	—	—	—	—	—	—	—	—	4,968
Mid Cap Stock Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	26.210	26.490	26.147	24.609	18.286	15.213	17.032	14.068	10.888	19.686
Value at End of Year	33.141	26.210	26.490	26.147	24.609	18.286	15.213	17.032	14.068	10.888
Venture III No. of Units	98,462	104,664	114,038	126,570	135,474	160,538	181,709	216,970	236,809	283,714

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	31.534	31.887	31.490	29.653	22.045	18.349	20.554	16.985	13.153	23.792
Value at End of Year	39.853	31.534	31.887	31.490	29.653	22.045	18.349	20.554	16.985	13.153
Venture III No. of Units	77,717	81,011	91,325	106,016	126,735	143,074	183,006	211,619	235,825	286,316
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	30.813	31.204	30.862	29.105	21.670	18.064	20.265	16.772	13.007	23.564
Value at End of Year	38.883	30.813	31.204	30.862	29.105	21.670	18.064	20.265	16.772	13.007
Venture III No. of Units	4,936	5,089	6,171	5,742	6,230	7,174	7,816	7,895	7,320	8,176
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	30.576	30.980	30.656	28.925	21.546	17.970	20.170	16.701	12.959	23.488
Value at End of Year	38.565	30.576	30.980	30.656	28.925	21.546	17.970	20.170	16.701	12.959
Venture III No. of Units	39,985	44,207	46,687	45,535	109,524	115,522	119,651	121,846	140,882	153,006
Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	31.133	31.523	31.190	29.408	21.902	18.251	20.478	16.952	13.151	23.821
Value at End of Year	39.279	31.133	31.523	31.190	29.408	21.902	18.251	20.478	16.952	13.151
Venture III No. of Units	331,195	378,158	476,300	483,494	632,352	837,603	878,810	1,019,186	1,162,711	1,404,843
NY Venture III No. of Units	20,828	27,851	31,922	35,548	44,492	50,346	55,382	60,695	68,131	68,871
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	32.543	32.967	32.635	30.787	22.940	19.126	21.470	17.782	13.802	25.013
Value at End of Year	41.038	32.543	32.967	32.635	30.787	22.940	19.126	21.470	17.782	13.802
Venture III No. of Units	163,519	187,841	211,977	244,115	308,347	373,508	465,435	541,788	579,914	655,395
NY Venture III No. of Units	49,599	48,750	55,874	60,170	102,033	114,409	121,636	122,412	128,222	138,211
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	31.836	32.299	32.022	30.254	22.576	18.851	21.193	17.580	13.665	24.802
Value at End of Year	40.087	31.836	32.299	32.022	30.254	22.576	18.851	21.193	17.580	13.665
Venture III No. of Units	219,023	237,373	279,528	298,385	403,887	477,482	539,318	649,146	699,479	801,147
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.604	32.080	31.820	30.078	22.457	18.760	21.102	17.513	13.620	24.733
Value at End of Year	39.774	31.604	32.080	31.820	30.078	22.457	18.760	21.102	17.513	13.620
Venture III No. of Units	36,582	40,672	62,655	52,303	88,623	120,998	140,355	165,358	171,350	134,588
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	34.556	35.129	34.898	33.036	24.702	20.668	23.282	19.351	15.072	27.411
Value at End of Year	43.425	34.556	35.129	34.898	33.036	24.702	20.668	23.282	19.351	15.072
Venture III No. of Units	31,884	34,229	53,823	42,631	77,496	82,511	78,829	90,761	110,504	87,741
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.077
Value at End of Year	—	—	—	—	—	—	—	—	—	12.038
Venture III No. of Units	—	—	—	—	—	—	—	—	—	194,689
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.081
Value at End of Year	—	—	—	—	—	—	—	—	—	12.035
Venture III No. of Units	—	—	—	—	—	—	—	—	—	272,664
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.889
Value at End of Year	—	—	—	—	—	—	—	—	—	11.901
Venture III No. of Units	—	—	—	—	—	—	—	—	—	11,072
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.825
Value at End of Year	—	—	—	—	—	—	—	—	—	11.857
Venture III No. of Units	—	—	—	—	—	—	—	—	—	66,616
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.841
Value at End of Year	—	—	—	—	—	—	—	—	—	11.872
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,115,808
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	71,390

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.767
Value at End of Year	—	—	—	—	—	—	—	—	—	11.223
Venture III No. of Units	—	—	—	—	—	—	—	—	—	707,414
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	182,196
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.609
Value at End of Year	—	—	—	—	—	—	—	—	—	11.112
Venture III No. of Units	—	—	—	—	—	—	—	—	—	755,007
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.556
Value at End of Year	—	—	—	—	—	—	—	—	—	11.075
Venture III No. of Units	—	—	—	—	—	—	—	—	—	129,220
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	21.656
Value at End of Year	—	—	—	—	—	—	—	—	—	12.906
Venture III No. of Units	—	—	—	—	—	—	—	—	—	49,051
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	30.652	25.126	26.452	24.314	18.812	16.001	17.110	—	—	—
Value at End of Year	33.599	30.652	25.126	26.452	24.314	18.812	16.001	—	—	—
Venture III No. of Units	82,019	85,252	91,137	98,693	109,219	131,480	146,963	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	30.474	24.992	26.325	24.209	18.740	15.948	17.061	—	—	—
Value at End of Year	33.387	30.474	24.992	26.325	24.209	18.740	15.948	—	—	—
Venture III No. of Units	73,339	84,871	87,835	104,695	117,571	134,268	180,936	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	29.945	24.595	25.945	23.896	18.526	15.789	16.917	—	—	—
Value at End of Year	32.758	29.945	24.595	25.945	23.896	18.526	15.789	—	—	—
Venture III No. of Units	1,540	1,463	3,614	3,544	3,648	7,592	8,414	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	29.770	24.465	25.820	23.792	18.455	15.737	16.869	—	—	—
Value at End of Year	32.551	29.770	24.465	25.820	23.792	18.455	15.737	—	—	—
Venture III No. of Units	17,729	19,770	29,392	32,331	38,427	43,166	57,420	—	—	—
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	30.184	24.792	26.157	24.089	18.675	15.917	17.040	14.961	10.417	16.263
Value at End of Year	33.019	30.184	24.792	26.157	24.089	18.675	15.917	17.040	14.961	10.417
Venture III No. of Units	296,539	403,322	443,058	531,416	623,414	731,453	836,448	1,151,331	1,295,799	51,201
NY Venture III No. of Units	32,515	35,478	37,669	40,385	42,221	45,570	58,379	55,959	66,286	13,986
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.009	24.660	26.031	23.984	18.603	15.864	16.991	14.926	10.398	16.241
Value at End of Year	32.811	30.009	24.660	26.031	23.984	18.603	15.864	16.991	14.926	10.398
Venture III No. of Units	216,367	225,909	257,261	294,181	363,196	453,739	539,474	837,559	949,604	28,960
NY Venture III No. of Units	55,852	62,159	67,593	76,477	108,515	119,084	137,104	157,261	177,118	858
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.488	24.268	25.656	23.674	18.390	15.706	16.848	14.822	10.340	16.176
Value at End of Year	32.193	29.488	24.268	25.656	23.674	18.390	15.706	16.848	14.822	10.340
Venture III No. of Units	207,150	232,531	244,687	300,277	369,906	438,577	510,224	610,691	710,742	40,476
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.316	24.139	25.532	23.572	18.320	15.654	16.800	14.788	10.322	16.155
Value at End of Year	31.990	29.316	24.139	25.532	23.572	18.320	15.654	16.800	14.788	10.322
Venture III No. of Units	48,015	55,093	49,905	84,963	100,289	82,769	101,480	254,202	285,488	839
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	28.807	23.756	25.164	23.267	18.110	15.498	16.658	14.684	10.265	16.090
Value at End of Year	31.388	28.807	23.756	25.164	23.267	18.110	15.498	16.658	14.684	10.265
Venture III No. of Units	34,675	39,444	28,067	50,793	64,907	40,830	46,056	107,810	100,227	3,278

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Money Market Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	11.825	12.013	12.213	12.416	12.622	12.832	13.035	13.252	13.446	13.433
Value at End of Year	11.701	11.825	12.013	12.213	12.416	12.622	12.832	13.035	13.252	13.446
Venture III No. of Units	31,728	39,297	63,232	78,825	109,025	165,720	191,423	236,236	173,319	293,903
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	11.407	11.595	11.793	11.995	12.200	12.410	12.613	12.829	13.023	13.017
Value at End of Year	11.282	11.407	11.595	11.793	11.995	12.200	12.410	12.613	12.829	13.023
Venture III No. of Units	31,008	34,017	42,014	98,112	117,039	171,835	376,180	277,832	374,314	582,905
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	11.147	11.346	11.558	11.774	11.993	12.217	12.436	12.668	12.879	12.892
Value at End of Year	11.007	11.147	11.346	11.558	11.774	11.993	12.217	12.436	12.668	12.879
Venture III No. of Units	853	3,384	3,438	4,544	4,615	6,615	22,639	31,170	2,963	14,567
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	11.061	11.265	11.481	11.701	11.925	12.154	12.377	12.614	12.831	12.851
Value at End of Year	10.917	11.061	11.265	11.481	11.701	11.925	12.154	12.377	12.614	12.831
Venture III No. of Units	26,018	26,212	26,418	33,018	54,883	71,205	124,787	259,260	77,206	193,246
Money Market Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	11.286	11.474	11.664	11.858	12.055	12.255	12.450	12.657	12.857	12.871
Value at End of Year	11.145	11.286	11.474	11.664	11.858	12.055	12.255	12.450	12.657	12.857
Venture III No. of Units	4,335,114	5,130,045	6,045,047	7,263,260	9,312,139	14,422,475	20,095,394	17,731,870	27,915,513	33,845,520
NY Venture III No. of Units	215,195	274,662	294,946	352,104	477,027	806,569	951,810	917,282	1,550,710	2,313,955
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.224	11.417	11.612	11.811	12.013	12.219	12.419	12.632	12.838	12.859
Value at End of Year	11.079	11.224	11.417	11.612	11.811	12.013	12.219	12.419	12.632	12.838
Venture III No. of Units	106,041	141,457	184,845	248,093	399,305	775,722	1,049,042	1,200,613	1,296,703	1,970,028
NY Venture III No. of Units	93,236	102,303	121,213	140,856	181,657	248,778	268,040	358,353	582,226	932,863
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	10.980	11.185	11.394	11.607	11.823	12.044	12.259	12.488	12.711	12.750
Value at End of Year	10.822	10.980	11.185	11.394	11.607	11.823	12.044	12.259	12.488	12.711
Venture III No. of Units	1,783,186	2,366,585	2,755,755	3,425,870	4,882,924	8,751,373	11,273,010	11,007,567	14,192,990	18,937,988
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	10.900	11.109	11.322	11.539	11.760	11.986	12.206	12.440	12.669	12.714
Value at End of Year	10.737	10.900	11.109	11.322	11.539	11.760	11.986	12.206	12.440	12.669
Venture III No. of Units	13,304	13,165	15,772	21,019	94,032	140,988	136,318	282,284	150,396	255,969
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	10.796	11.020	11.248	11.481	11.718	11.961	12.199	12.451	12.700	12.764
Value at End of Year	10.619	10.796	11.020	11.248	11.481	11.718	11.961	12.199	12.451	12.700
Venture III No. of Units	39,190	51,250	81,261	96,358	182,687	260,980	387,995	407,582	603,566	914,269
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	33.968	33.559	34.045	43.469	38.470	24.614	51.827
Value at End of Year	—	—	—	—	33.968	33.559	34.045	43.469	38.470	24.614
Venture III No. of Units	—	—	—	—	212,807	270,591	342,175	431,444	561,293	482,696
NY Venture III No. of Units	—	—	—	—	17,071	20,923	24,079	25,931	27,995	30,644
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707
Value at End of Year	—	—	—	—	33.788	33.398	33.898	43.303	38.342	24.544
Venture III No. of Units	—	—	—	—	133,076	183,838	215,489	252,714	257,958	230,437
NY Venture III No. of Units	—	—	—	—	36,461	54,656	58,051	59,409	62,172	48,756
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	33.251	32.917	33.461	42.808	37.961	24.336	51.347
Value at End of Year	—	—	—	—	33.251	32.917	33.461	42.808	37.961	24.336
Venture III No. of Units	—	—	—	—	172,949	216,836	279,040	333,765	384,101	328,359
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	33.074	32.758	33.316	42.644	37.834	24.268	51.227
Value at End of Year	—	—	—	—	33.074	32.758	33.316	42.644	37.834	24.268
Venture III No. of Units	—	—	—	—	18,941	24,246	26,359	40,661	44,470	47,460

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	32.549	32.287	32.886	42.157	37.458	24.062	50.871
Value at End of Year	—	—	—	—	32.549	32.287	32.886	42.157	37.458	24.062
Venture III No. of Units	—	—	—	—	16,646	21,965	34,102	37,167	36,741	41,733
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.177	19.658
Value at End of Year	—	—	—	—	—	—	—	—	14.341	11.177
Venture III No. of Units	—	—	—	—	—	—	—	—	28,767	38,675
NY Venture III No. of Units	—	—	—	—	—	—	—	—	5,666	5,865
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	11.156	19.631
Value at End of Year	—	—	—	—	—	—	—	—	14.307	11.156
Venture III No. of Units	—	—	—	—	—	—	—	—	6,775	7,936
NY Venture III No. of Units	—	—	—	—	—	—	—	—	3,480	3,697
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	11.095	19.553
Value at End of Year	—	—	—	—	—	—	—	—	14.207	11.095
Venture III No. of Units	—	—	—	—	—	—	—	—	30,401	34,071
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	11.075	19.527
Value at End of Year	—	—	—	—	—	—	—	—	14.174	11.075
Venture III No. of Units	—	—	—	—	—	—	—	—	184	339
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.449
Value at End of Year	—	—	—	—	—	—	—	—	—	11.014
Venture III No. of Units	—	—	—	—	—	—	—	—	—	4,173
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	8.565	14.516
Value at End of Year	—	—	—	—	—	—	—	—	11.147	8.565
Venture III No. of Units	—	—	—	—	—	—	—	—	25,564	25,830
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.808	23.415
Value at End of Year	—	—	—	—	—	—	—	—	17.963	13.808
Venture III No. of Units	—	—	—	—	—	—	—	—	18,527	14,116
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	23.190
Value at End of Year	—	—	—	—	—	—	—	—	—	13.655
Venture III No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	13.604	23.116
Value at End of Year	—	—	—	—	—	—	—	—	17.663	13.604
Venture III No. of Units	—	—	—	—	—	—	—	—	3,505	5,070
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.412	24.456
Value at End of Year	—	—	—	—	—	—	—	—	18.705	14.412
Venture III No. of Units	—	—	—	—	—	—	—	—	219,923	230,717
NY Venture III No. of Units	—	—	—	—	—	—	—	—	16,663	16,586
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.323	22.619
Value at End of Year	—	—	—	—	—	—	—	—	17.282	13.323
Venture III No. of Units	—	—	—	—	—	—	—	—	98,117	89,698
NY Venture III No. of Units	—	—	—	—	—	—	—	—	59,027	47,884

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.191	22.429
Value at End of Year	—	—	—	—	—	—	—	—	17.085	13.191
Venture III No. of Units	—	—	—	—	—	—	—	—	157,487	120,807
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.147	22.366
Value at End of Year	—	—	—	—	—	—	—	—	17.020	13.147
Venture III No. of Units	—	—	—	—	—	—	—	—	14,320	15,795
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	17.455	29.739
Value at End of Year	—	—	—	—	—	—	—	—	22.564	17.455
Venture III No. of Units	—	—	—	—	—	—	—	—	18,017	8,647
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	18.527	16.729	18.754	19.021	19.357	17.167	17.167	15.485	12.976	15.738
Value at End of Year	20.627	18.527	16.729	18.754	19.021	19.357	17.167	17.167	15.485	12.976
Venture III No. of Units	47,067	57,052	61,951	82,953	121,063	148,899	158,334	187,035	127,226	136,998
NY Venture III No. of Units	16,475	18,002	23,578	22,842	24,874	43,653	40,445	30,797	30,400	29,433
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.410	16.631	18.655	18.929	19.273	17.101	17.110	15.441	12.946	15.709
Value at End of Year	20.487	18.410	16.631	18.655	18.929	19.273	17.101	17.110	15.441	12.946
Venture III No. of Units	23,492	27,046	32,048	54,551	61,215	82,792	56,534	52,506	48,555	50,626
NY Venture III No. of Units	17,467	17,993	43,317	49,166	51,294	53,652	54,258	52,491	52,707	49,440
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	18.063	16.343	18.358	18.657	19.024	16.906	16.940	15.310	12.856	15.623
Value at End of Year	20.071	18.063	16.343	18.358	18.657	19.024	16.906	16.940	15.310	12.856
Venture III No. of Units	39,517	41,982	52,673	52,090	52,551	91,832	99,440	126,468	96,496	94,110
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	17.949	16.248	18.261	18.567	18.942	16.841	16.883	15.267	12.826	15.594
Value at End of Year	19.934	17.949	16.248	18.261	18.567	18.942	16.841	16.883	15.267	12.826
Venture III No. of Units	4,902	5,370	6,252	10,458	14,750	16,153	20,419	21,855	17,088	21,780
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	17.611	15.966	17.971	18.300	18.697	16.648	16.715	15.138	12.736	15.509
Value at End of Year	19.530	17.611	15.966	17.971	18.300	18.697	16.648	16.715	15.138	12.736
Venture III No. of Units	12,558	13,049	13,381	11,718	11,534	7,724	4,444	3,052	855	1,817
Real Estate Securities Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	50.413	47.934	47.461	36.628	37.275	32.321	30.016	23.619	18.447	30.961
Value at End of Year	52.683	50.413	47.934	47.461	36.628	37.275	32.321	30.016	23.619	18.447
Venture III No. of Units	9,607	12,473	17,070	18,194	20,699	28,758	39,886	48,183	51,544	74,188
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	44.606	42.434	42.037	32.458	33.048	28.669	26.639	20.972	16.387	27.519
Value at End of Year	46.592	44.606	42.434	42.037	32.458	33.048	28.669	26.639	20.972	16.387
Venture III No. of Units	18,356	24,319	25,591	31,082	36,585	44,492	52,069	63,009	65,972	73,931
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	43.586	41.526	41.199	31.858	32.486	28.225	26.265	20.708	16.206	27.255
Value at End of Year	45.458	43.586	41.526	41.199	31.858	32.486	28.225	26.265	20.708	16.206
Venture III No. of Units	581	1,418	1,438	2,353	2,177	1,747	2,263	1,955	1,198	1,661
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	43.251	41.227	40.923	31.661	32.301	28.078	26.141	20.621	16.146	27.168
Value at End of Year	45.086	43.251	41.227	40.923	31.661	32.301	28.078	26.141	20.621	16.146
Venture III No. of Units	9,285	13,537	14,546	24,926	17,658	15,419	26,196	26,446	21,955	25,155
Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	44.381	42.288	41.958	32.431	33.096	28.739	26.745	21.099	16.495	27.756
Value at End of Year	46.301	44.381	42.288	41.958	32.431	33.096	28.739	26.745	21.099	16.495
Venture III No. of Units	152,211	181,481	199,646	261,593	261,386	304,340	386,791	456,494	507,457	611,271
NY Venture III No. of Units	11,963	15,665	16,754	15,777	16,183	14,216	15,367	26,908	33,308	34,542

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	41.013	39.100	38.813	30.016	30.646	26.625	24.790	19.566	15.304	25.766
Value at End of Year	42.767	41.013	39.100	38.813	30.016	30.646	26.625	24.790	19.566	15.304
Venture III No. of Units	52,523	63,533	78,121	90,601	110,011	164,452	191,671	195,001	209,682	226,101
NY Venture III No. of Units	24,207	26,150	28,724	30,348	34,258	40,308	48,414	43,184	43,645	51,766
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	40.122	38.307	38.084	29.496	30.161	26.242	24.471	19.343	15.153	25.549
Value at End of Year	41.775	40.122	38.307	38.084	29.496	30.161	26.242	24.471	19.343	15.153
Venture III No. of Units	87,898	105,563	115,662	139,405	147,995	172,026	211,850	257,235	262,830	295,102
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	39.830	38.047	37.844	29.325	30.001	26.116	24.366	19.269	15.102	25.477
Value at End of Year	41.450	39.830	38.047	37.844	29.325	30.001	26.116	24.366	19.269	15.102
Venture III No. of Units	17,628	18,440	19,558	36,123	26,403	41,473	43,518	44,232	47,743	52,082
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	38.058	36.409	36.269	28.146	28.839	25.143	23.492	18.606	14.605	24.675
Value at End of Year	39.547	38.058	36.409	36.269	28.146	28.839	25.143	23.492	18.606	14.605
Venture III No. of Units	12,058	15,163	19,230	21,780	21,450	23,418	33,790	28,579	33,648	30,006
Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	—	16.630	17.448	16.969	19.046	17.834	16.207	15.162	12.929	14.859
Value at End of Year	—	—	16.630	17.448	16.969	19.046	17.834	16.207	15.162	12.929
Venture III No. of Units	—	—	233,427	310,891	432,183	538,808	616,672	777,010	834,391	908,652
NY Venture III No. of Units	—	—	24,333	27,132	37,692	42,226	49,961	56,007	61,533	69,213
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.525	17.347	16.879	18.955	17.757	16.145	15.112	12.893	14.825
Value at End of Year	—	—	16.525	17.347	16.879	18.955	17.757	16.145	15.112	12.893
Venture III No. of Units	—	—	49,810	60,482	79,561	114,862	122,922	160,464	187,048	144,261
NY Venture III No. of Units	—	—	45,072	53,246	74,100	81,122	83,029	117,547	102,124	114,243
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	16.214	17.046	16.611	18.682	17.528	15.961	14.962	12.783	14.722
Value at End of Year	—	—	16.214	17.046	16.611	18.682	17.528	15.961	14.962	12.783
Venture III No. of Units	—	—	139,393	163,448	210,418	292,345	337,040	538,367	591,848	650,604
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	16.111	16.947	16.523	18.592	17.452	15.900	14.912	12.747	14.687
Value at End of Year	—	—	16.111	16.947	16.523	18.592	17.452	15.900	14.912	12.747
Venture III No. of Units	—	—	6,000	5,503	11,995	21,481	26,878	30,928	33,182	43,839
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	15.808	16.653	16.260	18.324	17.227	15.718	14.764	12.639	14.585
Value at End of Year	—	—	15.808	16.653	16.260	18.324	17.227	15.718	14.764	12.639
Venture III No. of Units	—	—	20,583	19,969	22,208	29,555	32,805	65,711	40,236	69,467
Science & Technology Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	27.724	26.004	24.779	22.314	15.805	14.549	16.033	13.080	8.084	14.795
Value at End of Year	38.489	27.724	26.004	24.779	22.314	15.805	14.549	16.033	13.080	8.084
Venture III No. of Units	23,777	28,268	36,044	40,458	43,923	49,492	51,686	61,200	87,654	100,682
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	20.107	18.869	17.989	16.208	11.486	10.579	11.663	9.520	5.887	10.779
Value at End of Year	27.901	20.107	18.869	17.989	16.208	11.486	10.579	11.663	9.520	5.887
Venture III No. of Units	59,742	71,361	77,373	83,480	88,006	96,168	137,367	189,389	184,664	188,956
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	19.647	18.465	17.631	15.909	11.291	10.414	11.499	9.400	5.822	10.676
Value at End of Year	27.222	19.647	18.465	17.631	15.909	11.291	10.414	11.499	9.400	5.822
Venture III No. of Units	1,891	2,123	2,660	2,748	2,494	2,793	2,875	2,906	2,625	3,133
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	19.496	18.332	17.513	15.810	11.226	10.360	11.445	9.361	5.800	10.641
Value at End of Year	26.999	19.496	18.332	17.513	15.810	11.226	10.360	11.445	9.361	5.800
Venture III No. of Units	34,019	36,735	39,568	34,644	35,600	27,068	44,802	62,580	74,725	60,507

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Science & Technology Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	24.244	22.789	21.756	19.625	13.926	12.846	14.190	11.598	7.184	13.168
Value at End of Year	33.582	24.244	22.789	21.756	19.625	13.926	12.846	14.190	11.598	7.184
Venture III No. of Units	188,312	243,988	275,292	324,110	380,054	450,119	554,079	678,874	875,575	644,735
NY Venture III No. of Units	22,971	24,062	33,569	33,445	28,368	27,631	25,584	24,458	25,475	21,089
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.359	28.551	27.270	24.612	17.474	16.126	17.823	14.574	9.031	16.564
Value at End of Year	42.032	30.359	28.551	27.270	24.612	17.474	16.126	17.823	14.574	9.031
Venture III No. of Units	75,885	102,664	107,145	124,716	143,365	163,788	185,899	198,686	201,634	220,061
NY Venture III No. of Units	20,337	20,188	20,589	25,856	46,045	56,776	56,043	58,897	68,781	49,788
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	29.699	27.973	26.758	24.186	17.197	15.894	17.593	14.408	8.942	16.425
Value at End of Year	41.057	29.699	27.973	26.758	24.186	17.197	15.894	17.593	14.408	8.942
Venture III No. of Units	123,317	128,324	133,954	146,904	160,276	189,068	230,699	289,659	333,129	303,660
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	29.483	27.783	26.589	24.045	17.106	15.818	17.518	14.353	8.912	16.378
Value at End of Year	40.737	29.483	27.783	26.589	24.045	17.106	15.818	17.518	14.353	8.912
Venture III No. of Units	22,156	12,483	14,602	15,396	27,386	22,877	32,636	39,516	43,815	31,022
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	34.123	32.204	30.867	27.956	19.917	18.446	20.458	16.788	10.440	19.214
Value at End of Year	47.079	34.123	32.204	30.867	27.956	19.917	18.446	20.458	16.788	10.440
Venture III No. of Units	16,249	16,218	24,703	28,171	38,052	22,243	21,474	17,582	16,897	15,559
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	12.039	12.170	12.294	12.356	12.672	12.730	12.592	12.500	—	—
Value at End of Year	11.910	12.039	12.170	12.294	12.356	12.672	12.730	12.592	—	—
Venture III No. of Units	39,966	39,636	34,265	38,228	47,395	57,864	102,440	133,085	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	11.999	12.136	12.265	12.334	12.655	12.719	12.588	12.500	—	—
Value at End of Year	11.865	11.999	12.136	12.265	12.334	12.655	12.719	12.588	—	—
Venture III No. of Units	84,051	88,206	96,418	120,807	114,506	141,076	180,385	112,885	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	11.880	12.033	12.179	12.266	12.604	12.687	12.575	12.500	—	—
Value at End of Year	—	11.880	12.033	12.179	12.266	12.604	12.687	12.575	—	—
Venture III No. of Units	—	2,614	7,032	2,741	4,921	7,339	11,238	15,973	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	11.840	11.999	12.151	12.243	12.587	12.677	12.571	12.500	—	—
Value at End of Year	11.684	11.840	11.999	12.151	12.243	12.587	12.677	12.571	—	—
Venture III No. of Units	20,674	23,058	24,937	28,537	38,255	31,955	46,426	41,606	—	—
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.881	12.025	12.181	12.268	12.605	12.689	12.577	12.500	—	—
Value at End of Year	11.731	11.881	12.025	12.181	12.268	12.605	12.689	12.577	—	—
Venture III No. of Units	384,830	472,976	522,380	504,782	745,469	739,652	923,070	1,171,189	—	—
NY Venture III No. of Units	32,314	33,709	35,444	30,479	37,885	43,370	49,537	56,794	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.842	11.991	12.152	12.245	12.589	12.678	12.572	12.500	—	—
Value at End of Year	11.686	11.842	11.991	12.152	12.245	12.589	12.678	12.572	—	—
Venture III No. of Units	211,564	253,605	307,305	312,131	375,577	443,142	569,621	376,798	—	—
NY Venture III No. of Units	60,633	45,355	144,647	63,173	68,066	61,061	63,395	68,628	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.724	11.889	12.067	12.178	12.538	12.646	12.560	12.500	—	—
Value at End of Year	11.552	11.724	11.889	12.067	12.178	12.538	12.646	12.560	—	—
Venture III No. of Units	279,609	303,770	284,224	358,161	434,435	657,951	798,880	640,793	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.685	11.855	12.039	12.155	12.521	12.636	12.556	12.500	—	—
Value at End of Year	11.508	11.685	11.855	12.039	12.155	12.521	12.636	12.556	—	—
Venture III No. of Units	33,840	38,247	41,595	45,859	59,035	74,101	112,081	90,760	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	11.568	11.755	11.955	12.089	12.471	12.604	12.543	12.500	—	—
Value at End of Year	11.376	11.568	11.755	11.955	12.089	12.471	12.604	12.543	—	—
Venture III No. of Units	10,485	11,083	12,696	13,554	23,279	25,926	44,880	73,115	—	—
Small Cap Growth Trust - Series I Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	25.916	25.794	28.835	27.310	19.309	16.882	18.457	—	—	—
Value at End of Year	32.191	25.916	25.794	28.835	27.310	19.309	16.882	—	—	—
Venture III No. of Units	25,687	25,076	26,584	24,463	26,004	24,831	26,052	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	25.765	25.657	28.696	27.192	19.235	16.826	18.405	—	—	—
Value at End of Year	31.988	25.765	25.657	28.696	27.192	19.235	16.826	—	—	—
Venture III No. of Units	6,369	7,914	10,621	13,386	38,751	14,349	15,862	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	25.318	25.250	28.283	26.841	12.500	—	—	—	—	—
Value at End of Year	31.386	25.318	25.250	28.283	26.841	—	—	—	—	—
Venture III No. of Units	88	22	26	26	473	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	25.170	25.115	28.146	26.725	18.942	16.603	18.197	—	—	—
Value at End of Year	31.188	25.170	25.115	28.146	26.725	18.942	16.603	—	—	—
Venture III No. of Units	9,306	9,791	10,133	6,892	13,693	8,533	12,865	—	—	—
Small Cap Growth Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	25.916	25.794	28.835	27.310	19.309	16.882	18.457	15.417	11.660	19.691
Value at End of Year	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457	15.417	11.660
Venture III No. of Units	101,941	104,702	136,022	109,738	160,459	137,614	188,021	212,412	254,365	259,023
NY Venture III No. of Units	3,622	3,435	5,226	3,360	6,806	5,702	6,090	9,588	10,169	10,371
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.765	25.657	28.696	27.192	19.235	16.826	18.405	15.381	11.638	19.665
Value at End of Year	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405	15.381	11.638
Venture III No. of Units	25,558	30,281	32,142	33,445	54,578	48,089	57,243	63,879	71,808	83,313
NY Venture III No. of Units	13,392	14,662	19,477	19,886	32,236	27,515	21,989	19,274	19,107	26,425
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	25.318	25.250	28.283	26.841	19.015	16.659	18.249	15.274	11.574	19.586
Value at End of Year	31.386	25.318	25.250	28.283	26.841	19.015	16.659	18.249	15.274	11.574
Venture III No. of Units	51,710	56,087	67,455	42,563	94,738	76,250	92,622	97,709	113,135	143,891
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.170	25.115	28.146	26.725	18.942	16.603	18.197	15.238	11.553	19.560
Value at End of Year	31.188	25.170	25.115	28.146	26.725	18.942	16.603	18.197	15.238	11.553
Venture III No. of Units	3,127	4,253	4,432	7,667	11,243	7,104	15,947	33,208	31,825	34,814
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	24.733	24.716	27.741	26.379	18.725	16.438	18.043	15.132	11.490	19.482
Value at End of Year	30.600	24.733	24.716	27.741	26.379	18.725	16.438	18.043	15.132	11.490
Venture III No. of Units	5,248	5,414	5,370	5,269	12,765	7,987	11,574	10,382	7,020	4,255
Small Cap Index Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	28.517	23.965	25.532	24.818	18.201	16.968	16.968	13.651	10.958	16.807
Value at End of Year	32.088	28.517	23.965	25.532	24.818	18.201	16.968	16.968	13.651	10.958
Venture III No. of Units	35,767	35,793	35,045	35,593	39,501	42,088	—	63,836	67,494	67,868
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	30.448	25.600	27.288	26.538	19.473	17.061	18.171	14.626	11.747	18.026
Value at End of Year	34.243	30.448	25.600	27.288	26.538	19.473	17.061	18.171	14.626	11.747
Venture III No. of Units	27,371	45,068	49,154	57,359	59,787	64,225	81,242	84,140	88,515	92,430
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	29.751	25.052	26.744	26.048	19.142	16.797	17.916	14.443	11.617	17.853
Value at End of Year	33.409	29.751	25.052	26.744	26.048	19.142	16.797	17.916	14.443	11.617
Venture III No. of Units	8,534	7,899	4,680	4,680	4,680	4,680	4,842	4,835	4,854	4,853

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	29.523	24.872	26.565	25.886	19.033	16.709	17.832	14.382	11.574	17.796
Value at End of Year	33.136	29.523	24.872	26.565	25.886	19.033	16.709	17.832	14.382	11.574
Venture III No. of Units	10,275	10,688	13,993	13,370	14,662	15,365	17,151	17,459	20,066	33,180
Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	30.437	25.635	27.374	26.655	19.588	17.195	18.332	14.780	11.893	18.274
Value at End of Year	34.185	30.437	25.635	27.374	26.655	19.588	17.195	18.332	14.780	11.893
Venture III No. of Units	58,247	66,648	76,261	86,614	100,542	119,315	153,144	184,265	235,403	261,945
NY Venture III No. of Units	7,322	7,413	10,878	11,977	11,163	11,488	10,400	10,534	13,073	14,323
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.228	24.630	26.314	25.635	18.848	16.554	17.657	14.242	11.466	17.628
Value at End of Year	32.812	29.228	24.630	26.314	25.635	18.848	16.554	17.657	14.242	11.466
Venture III No. of Units	44,820	45,601	50,688	66,483	86,599	131,340	158,479	205,548	217,062	252,302
NY Venture III No. of Units	24,185	27,637	27,044	31,557	47,517	49,536	55,488	60,655	67,536	75,187
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	28.593	24.131	25.819	25.191	18.549	16.316	17.429	14.080	11.352	17.479
Value at End of Year	32.051	28.593	24.131	25.819	25.191	18.549	16.316	17.429	14.080	11.352
Venture III No. of Units	76,001	95,353	101,072	112,022	147,940	175,192	197,517	251,205	279,696	285,478
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	28.384	23.967	25.657	25.045	18.451	16.238	17.354	14.026	11.315	17.430
Value at End of Year	31.801	28.384	23.967	25.657	25.045	18.451	16.238	17.354	14.026	11.315
Venture III No. of Units	10,650	12,080	13,159	13,678	17,495	18,436	22,074	22,303	25,435	29,349
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	34.416	29.103	31.202	30.504	22.506	19.836	21.232	17.186	13.885	21.421
Value at End of Year	38.501	34.416	29.103	31.202	30.504	22.506	19.836	21.232	17.186	13.885
Venture III No. of Units	3,311	3,480	3,878	14,518	5,145	5,535	5,665	6,727	19,406	10,258
Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	35.551	30.253	32.431	32.204	23.359	20.326	21.338	16.729	12.705	22.322
Value at End of Year	38.843	35.551	30.253	32.431	32.204	23.359	20.326	21.338	16.729	12.705
Venture III No. of Units	33,246	38,364	42,746	45,794	52,781	30,505	36,634	48,705	48,585	58,880
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	35.308	30.062	32.243	32.032	23.246	20.238	21.257	16.674	12.669	22.270
Value at End of Year	38.559	35.308	30.062	32.243	32.032	23.246	20.238	21.257	16.674	12.669
Venture III No. of Units	28,432	30,864	36,319	40,972	48,129	54,809	63,880	71,993	59,659	63,747
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	34.592	29.496	31.683	31.524	22.911	19.977	21.014	16.508	12.562	22.115
Value at End of Year	37.720	34.592	29.496	31.683	31.524	22.911	19.977	21.014	16.508	12.562
Venture III No. of Units	164	164	275	166	167	631	632	633	634	898
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	34.356	29.310	31.499	31.356	22.801	19.890	20.933	16.453	12.526	22.063
Value at End of Year	37.445	34.356	29.310	31.499	31.356	22.801	19.890	20.933	16.453	12.526
Venture III No. of Units	14,875	15,470	13,898	15,263	62,087	63,153	64,737	68,625	66,941	68,325
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Contracts with no Optional Benefits
Value at Start of Year	34.729	29.608	31.800	31.655	22.999	20.052	21.086	16.573	12.612	22.205
Value at End of Year	37.874	34.729	29.608	31.800	31.655	22.999	20.052	21.086	16.573	12.612
Venture III No. of Units	160,247	176,882	209,874	243,044	300,670	191,597	234,031	301,354	291,547	129,073
NY Venture III No. of Units	13,656	14,501	16,133	17,104	19,417	10,934	12,678	16,759	19,817	25,570
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.493	29.421	31.615	31.486	22.888	19.965	21.005	16.518	12.576	22.153
Value at End of Year	37.598	34.493	29.421	31.615	31.486	22.888	19.965	21.005	16.518	12.576
Venture III No. of Units	91,465	99,617	115,061	127,626	143,484	100,771	122,369	139,184	147,915	159,803
NY Venture III No. of Units	23,002	27,575	32,018	38,417	54,863	42,162	48,095	51,000	49,681	57,190
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	33.793	28.867	31.066	30.986	22.558	19.707	20.765	16.354	12.470	21.999
Value at End of Year	36.780	33.793	28.867	31.066	30.986	22.558	19.707	20.765	16.354	12.470
Venture III No. of Units	110,000	114,782	138,989	159,236	207,256	210,252	242,043	209,325	218,315	255,739

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	33.563	28.685	30.886	30.822	22.449	19.622	20.686	16.299	12.434	21.948
Value at End of Year	36.511	33.563	28.685	30.886	30.822	22.449	19.622	20.686	16.299	12.434
Venture III No. of Units	9,220	11,958	32,715	17,350	48,418	12,392	23,873	27,349	19,072	20,683
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	32.882	28.145	30.350	30.332	22.126	19.369	20.449	16.137	12.329	21.795
Value at End of Year	35.717	32.882	28.145	30.350	30.332	22.126	19.369	20.449	16.137	12.329
Venture III No. of Units	8,160	8,265	21,587	7,919	36,646	8,938	9,511	17,301	14,271	15,862
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.584	27.053	27.941	26.559	20.301	17.870	18.014	14.543	11.516	15.878
Value at End of Year	33.173	32.584	27.053	27.941	26.559	20.301	17.870	18.014	14.543	11.516
Venture III No. of Units	96,946	112,845	122,598	138,860	168,725	169,380	278,823	310,465	317,224	584,545
NY Venture III No. of Units	6,368	20,015	22,991	23,173	26,638	10,133	23,505	18,202	17,330	20,334
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	32.394	26.909	27.807	26.444	20.223	17.810	17.963	14.509	11.495	15.857
Value at End of Year	32.964	32.394	26.909	27.807	26.444	20.223	17.810	17.963	14.509	11.495
Venture III No. of Units	46,138	55,158	45,189	44,815	48,464	56,895	67,278	82,708	61,722	124,794
NY Venture III No. of Units	10,782	9,069	8,969	9,690	8,503	8,814	9,694	9,362	3,366	14,340
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	31.832	26.481	27.406	26.102	19.992	17.633	17.811	14.408	11.431	15.794
Value at End of Year	32.343	31.832	26.481	27.406	26.102	19.992	17.633	17.811	14.408	11.431
Venture III No. of Units	61,098	65,585	70,782	79,529	88,076	130,145	152,118	183,032	166,073	228,198
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.647	26.340	27.274	25.989	19.915	17.574	17.761	14.374	11.411	15.773
Value at End of Year	32.139	31.647	26.340	27.274	25.989	19.915	17.574	17.761	14.374	11.411
Venture III No. of Units	26,310	27,730	31,229	51,914	41,844	11,475	81,263	78,588	9,291	93,798
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	31.098	25.922	26.881	25.653	19.687	17.399	17.610	14.274	11.348	15.710
Value at End of Year	31.534	31.098	25.922	26.881	25.653	19.687	17.399	17.610	14.274	11.348
Venture III No. of Units	17,724	19,293	22,984	32,845	38,879	10,184	53,974	65,234	13,042	61,974
Small Company Trust (merged into Small Company Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-01-2004)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.922
Value at End of Year	—	—	—	—	—	—	—	—	—	8.321
Venture III No. of Units	—	—	—	—	—	—	—	—	—	24,790
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	2,472
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.895
Value at End of Year	—	—	—	—	—	—	—	—	—	8.302
Venture III No. of Units	—	—	—	—	—	—	—	—	—	1,840
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	834
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.813
Value at End of Year	—	—	—	—	—	—	—	—	—	8.244
Venture III No. of Units	—	—	—	—	—	—	—	—	—	14,740
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.705
Value at End of Year	—	—	—	—	—	—	—	—	—	8.167
Venture III No. of Units	—	—	—	—	—	—	—	—	—	831
Small Company Value Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	41.557	31.930	34.387	34.920	26.974	23.582	24.198	20.271	16.140	22.495
Value at End of Year	45.576	41.557	31.930	34.387	34.920	26.974	23.582	24.198	20.271	16.140
Venture III No. of Units	31,055	39,038	42,880	51,848	56,685	85,818	96,844	111,192	122,360	171,979
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	40.248	30.939	33.336	33.871	26.177	22.896	23.506	19.701	15.694	21.885
Value at End of Year	44.118	40.248	30.939	33.336	33.871	26.177	22.896	23.506	19.701	15.694
Venture III No. of Units	31,744	35,981	39,695	44,573	48,871	58,907	80,568	103,947	156,379	184,684

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	39.327	30.277	32.672	33.245	25.732	22.541	23.176	19.454	15.520	21.675
Value at End of Year	43.044	39.327	30.277	32.672	33.245	25.732	22.541	23.176	19.454	15.520
Venture III No. of Units	1,515	2,517	2,586	2,533	2,427	2,469	16,819	17,325	16,644	17,756
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	39.025	30.059	32.453	33.040	25.585	22.424	23.067	19.372	15.463	21.605
Value at End of Year	42.692	39.025	30.059	32.453	33.040	25.585	22.424	23.067	19.372	15.463
Venture III No. of Units	10,750	11,796	12,102	14,755	17,653	18,935	29,043	28,525	44,268	49,447
Small Company Value Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	38.913	29.959	32.329	32.907	25.459	22.293	22.938	19.248	15.350	21.443
Value at End of Year	42.587	38.913	29.959	32.329	32.907	25.459	22.293	22.938	19.248	15.350
Venture III No. of Units	199,254	244,966	276,107	330,789	396,821	502,961	581,450	689,179	854,864	987,779
NY Venture III No. of Units	23,912	26,338	27,452	31,796	36,090	46,275	45,812	52,310	58,378	66,419
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.293	26.415	28.519	29.044	22.481	19.695	20.275	17.022	13.582	18.982
Value at End of Year	37.512	34.293	26.415	28.519	29.044	22.481	19.695	20.275	17.022	13.582
Venture III No. of Units	110,222	117,648	130,909	158,128	193,694	239,201	298,942	356,535	398,853	471,069
NY Venture III No. of Units	41,304	49,213	50,034	55,720	77,139	81,671	104,838	114,487	125,787	127,843
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	33.548	25.880	27.984	28.541	22.125	19.413	20.014	16.828	13.447	18.822
Value at End of Year	36.642	33.548	25.880	27.984	28.541	22.125	19.413	20.014	16.828	13.447
Venture III No. of Units	144,234	160,409	172,180	193,795	232,916	280,736	330,776	402,227	473,477	556,159
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	33.303	25.704	27.807	28.375	22.007	19.319	19.928	16.764	13.403	18.769
Value at End of Year	36.357	33.303	25.704	27.807	28.375	22.007	19.319	19.928	16.764	13.403
Venture III No. of Units	27,028	31,932	34,811	39,262	41,792	54,353	64,598	73,911	85,565	92,685
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	37.319	28.847	31.254	31.940	24.809	21.812	22.533	18.983	15.200	21.319
Value at End of Year	40.680	37.319	28.847	31.254	31.940	24.809	21.812	22.533	18.983	15.200
Venture III No. of Units	9,764	10,439	9,933	14,642	17,245	21,773	24,076	23,448	34,555	34,647
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	16.862	14.751	16.143	13.124	12.500	—
Value at End of Year	—	—	—	—	—	16.862	14.751	16.143	13.124	—
Venture III No. of Units	—	—	—	—	—	38,236	42,938	47,312	50,219	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.835	14.735	16.134	13.123	12.500	—
Value at End of Year	—	—	—	—	—	16.835	14.735	16.134	13.123	—
Venture III No. of Units	—	—	—	—	—	23,934	38,126	40,616	48,550	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	16.756	14.688	16.107	13.121	12.500	—
Value at End of Year	—	—	—	—	—	16.756	14.688	16.107	13.121	—
Venture III No. of Units	—	—	—	—	—	396	13,343	13,344	13,388	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	16.730	14.673	16.097	13.120	12.500	—
Value at End of Year	—	—	—	—	—	16.730	14.673	16.097	13.120	—
Venture III No. of Units	—	—	—	—	—	3,496	6,391	6,430	7,638	—
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.755	14.688	16.107	13.115	12.500	—
Value at End of Year	—	—	—	—	—	16.755	14.688	16.107	13.115	—
Venture III No. of Units	—	—	—	—	—	182,073	215,662	246,427	283,903	—
NY Venture III No. of Units	—	—	—	—	—	12,172	15,345	15,374	17,262	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.729	14.672	16.098	13.114	12.500	—
Value at End of Year	—	—	—	—	—	16.729	14.672	16.098	13.114	—
Venture III No. of Units	—	—	—	—	—	97,693	113,295	122,872	141,676	—
NY Venture III No. of Units	—	—	—	—	—	34,816	36,937	39,181	41,457	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	16.650	14.626	16.070	13.112	12.500	—
Value at End of Year	—	—	—	—	—	16.650	14.626	16.070	13.112	—
Venture III No. of Units	—	—	—	—	—	119,217	124,855	159,011	180,897	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.624	14.610	16.061	13.111	12.500	—
Value at End of Year	—	—	—	—	—	16.624	14.610	16.061	13.111	—
Venture III No. of Units	—	—	—	—	—	21,259	98,919	108,136	128,641	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	16.546	14.563	16.034	13.108	12.500	—
Value at End of Year	—	—	—	—	—	16.546	14.563	16.034	13.108	—
Venture III No. of Units	—	—	—	—	—	3,537	43,802	55,322	66,524	—
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	17.056	20.662
Value at End of Year	—	—	—	—	—	—	—	—	20.704	17.056
Venture III No. of Units	—	—	—	—	—	—	—	—	56,939	44,562
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.597	16.481
Value at End of Year	—	—	—	—	—	—	—	—	16.498	13.597
Venture III No. of Units	—	—	—	—	—	—	—	—	80,974	60,905
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	13.447	16.323
Value at End of Year	—	—	—	—	—	—	—	—	16.291	13.447
Venture III No. of Units	—	—	—	—	—	—	—	—	18,793	5,229
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	13.397	16.271
Value at End of Year	—	—	—	—	—	—	—	—	16.223	13.397
Venture III No. of Units	—	—	—	—	—	—	—	—	27,317	24,982
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.145	15.965
Value at End of Year	—	—	—	—	—	—	—	—	15.920	13.145
Venture III No. of Units	—	—	—	—	—	—	—	—	1,033,520	996,359
NY Venture III No. of Units	—	—	—	—	—	—	—	—	101,683	87,958
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.914	15.693
Value at End of Year	—	—	—	—	—	—	—	—	15.632	12.914
Venture III No. of Units	—	—	—	—	—	—	—	—	144,911	169,427
NY Venture III No. of Units	—	—	—	—	—	—	—	—	79,709	76,635
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.786	15.561
Value at End of Year	—	—	—	—	—	—	—	—	15.454	12.786
Venture III No. of Units	—	—	—	—	—	—	—	—	710,744	700,200
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.743	15.517
Value at End of Year	—	—	—	—	—	—	—	—	15.395	12.743
Venture III No. of Units	—	—	—	—	—	—	—	—	25,528	24,233
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	11.357	13.850
Value at End of Year	—	—	—	—	—	—	—	—	13.700	11.357
Venture III No. of Units	—	—	—	—	—	—	—	—	112,556	103,466
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	22.001	21.277	21.371	20.680	20.251	18.244	18.179	12.500	—	—
Value at End of Year	22.852	22.001	21.277	21.371	20.680	20.251	18.244	18.179	—	—
Venture III No. of Units	24,893	25,368	27,823	34,652	47,904	52,554	56,485	67,596	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	21.862	21.154	21.257	20.580	20.163	18.174	18.118	12.500	—	—
Value at End of Year	22.696	21.862	21.154	21.257	20.580	20.163	18.174	18.118	—	—
Venture III No. of Units	57,186	65,615	67,278	56,594	57,409	62,295	69,756	92,812	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	21.451	20.787	20.920	20.284	19.903	17.966	17.938	12.500	—	—
Value at End of Year	22.236	21.451	20.787	20.920	20.284	19.903	17.966	17.938	—	—
Venture III No. of Units	10,482	10,493	10,690	11,251	13,029	13,445	18,989	19,109	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	21.315	20.666	20.809	20.186	19.817	17.898	17.878	12.500	—	—
Value at End of Year	22.084	21.315	20.666	20.809	20.186	19.817	17.898	17.878	—	—
Venture III No. of Units	45,399	52,086	45,082	36,628	49,617	48,353	41,936	28,369	—	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Contracts with no Optional Benefits
Value at Start of Year	21.742	21.055	21.190	20.548	20.163	18.205	17.860	15.985	12.853	14.323
Value at End of Year	22.536	21.742	21.055	21.190	20.548	20.163	18.205	17.860	15.985	12.853
Venture III No. of Units	409,645	427,890	490,461	520,485	649,155	698,548	774,825	982,659	112,707	99,490
NY Venture III No. of Units	55,730	77,293	86,996	89,929	83,699	76,465	94,054	101,862	19,081	20,397
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.605	20.932	21.078	20.449	20.076	18.135	18.104	15.940	12.823	14.297
Value at End of Year	22.382	21.605	20.932	21.078	20.449	20.076	18.135	18.104	15.940	12.823
Venture III No. of Units	82,610	90,080	99,883	104,210	122,164	144,485	136,808	152,950	35,829	35,553
NY Venture III No. of Units	56,054	59,729	59,092	65,585	55,260	61,927	70,572	82,544	17,557	18,035
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	21.198	20.569	20.743	20.155	19.817	17.928	17.924	15.805	12.734	14.218
Value at End of Year	21.928	21.198	20.569	20.743	20.155	19.817	17.928	17.924	15.805	12.734
Venture III No. of Units	328,225	346,418	363,623	388,162	442,308	489,006	566,913	757,130	106,125	82,188
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	21.064	20.450	20.633	20.057	19.731	17.859	17.864	15.760	12.704	14.192
Value at End of Year	21.779	21.064	20.450	20.633	20.057	19.731	17.859	17.864	15.760	12.704
Venture III No. of Units	24,153	14,332	14,358	15,274	18,020	20,421	19,899	27,855	3,623	2,939
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	20.668	20.095	20.305	19.769	19.476	17.655	17.686	15.627	12.615	14.114
Value at End of Year	21.337	20.668	20.095	20.305	19.769	19.476	17.655	17.686	15.627	12.615
Venture III No. of Units	42,581	46,683	49,218	64,641	68,832	96,177	94,734	114,863	19,893	20,155
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.035	14.306	12.500	—	—
Value at End of Year	—	—	—	—	—	—	15.035	14.306	—	—
Venture III No. of Units	—	—	—	—	—	—	1,919,830	593,749	—	—
NY Venture III No. of Units	—	—	—	—	—	—	48,212	943	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	15.000	14.280	12.500	—	—
Value at End of Year	—	—	—	—	—	—	15.000	14.280	—	—
Venture III No. of Units	—	—	—	—	—	—	60,082	—	—	—
NY Venture III No. of Units	—	—	—	—	—	—	34,689	3,600	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	14.896	14.202	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.896	14.202	—	—
Venture III No. of Units	—	—	—	—	—	—	1,344,250	361,161	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.861	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	14.861	—	—	—
Venture III No. of Units	—	—	—	—	—	—	10,355	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.757	14.098	12.500	—	—
Value at End of Year	—	—	—	—	—	—	14.757	14.098	—	—
Venture III No. of Units	—	—	—	—	—	—	54,344	90,430	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	12.269	12.206	12.403	11.907	12.451	12.500	—	—	—	—
Value at End of Year	12.441	12.269	12.206	12.403	11.907	12.451	—	—	—	—
Venture III No. of Units	1,042,657	1,318,350	1,297,929	1,198,802	1,478,653	2,611,257	—	—	—	—
NY Venture III No. of Units	23,039	18,373	14,640	30,463	32,601	77,666	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.244	12.187	12.390	11.900	12.450	12.500	—	—	—	—
Value at End of Year	12.409	12.244	12.187	12.390	11.900	12.450	—	—	—	—
Venture III No. of Units	10,911	20,652	23,287	25,495	14,035	27,327	—	—	—	—
NY Venture III No. of Units	2,929	3,924	4,304	2,943	3,022	72,709	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	12.167	12.130	12.349	11.880	12.447	12.500	—	—	—	—
Value at End of Year	12.313	12.167	12.130	12.349	11.880	12.447	—	—	—	—
Venture III No. of Units	433,009	639,492	725,416	680,207	753,855	1,341,820	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	12.142	12.110	12.336	12.446	12.446	12.500	—	—	—	—
Value at End of Year	12.281	12.142	12.110	12.336	12.446	12.446	—	—	—	—
Venture III No. of Units	15,723	24,694	28,998	24,726	—	6,487	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	12.067	12.053	12.296	11.852	12.443	12.500	—	—	—	—
Value at End of Year	12.187	12.067	12.053	12.296	11.852	12.443	—	—	—	—
Venture III No. of Units	15,748	12,637	8,354	8,265	10,492	48,626	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	23.180	22.500	23.348	21.882	21.407	20.218	18.094	17.901
Value at End of Year	—	—	—	23.180	22.500	23.348	21.882	21.407	20.218	18.094
Venture III No. of Units	—	—	—	133,564	158,440	190,028	279,536	323,988	340,638	330,342
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	20.719	20.121	20.890	19.588	19.173	18.116	16.222	16.056
Value at End of Year	—	—	—	20.719	20.121	20.890	19.588	19.173	18.116	16.222
Venture III No. of Units	—	—	—	150,863	182,540	244,490	291,365	329,952	417,602	412,742
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	20.306	19.750	20.535	19.284	18.904	17.889	16.042	15.903
Value at End of Year	—	—	—	20.306	19.750	20.535	19.284	18.904	17.889	16.042
Venture III No. of Units	—	—	—	19,329	19,490	22,608	23,595	64,017	66,338	63,975
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	20.170	19.627	20.418	19.184	18.815	17.814	15.983	15.852
Value at End of Year	—	—	—	20.170	19.627	20.418	19.184	18.815	17.814	15.983
Venture III No. of Units	—	—	—	47,498	65,447	82,487	92,851	107,788	123,101	125,929
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	19.725	19.197	19.961	18.742	18.372	17.390	15.596	15.454
Value at End of Year	—	—	—	19.725	19.197	19.961	18.742	18.372	17.390	15.596
Venture III No. of Units	—	—	—	1,279,661	1,688,682	2,669,094	2,723,767	3,349,192	3,701,473	3,153,089
NY Venture III No. of Units	—	—	—	137,545	232,797	271,997	279,101	344,035	404,632	337,387
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	19.560	19.046	19.814	18.613	18.255	17.288	15.512	15.378
Value at End of Year	—	—	—	19.560	19.046	19.814	18.613	18.255	17.288	15.512
Venture III No. of Units	—	—	—	511,532	685,677	872,240	1,035,832	1,252,332	1,306,373	1,212,467
NY Venture III No. of Units	—	—	—	96,079	120,368	148,844	153,520	168,015	196,683	194,704
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	19.192	18.716	19.500	18.346	18.020	17.091	15.358	15.249
Value at End of Year	—	—	—	19.192	18.716	19.500	18.346	18.020	17.091	15.358
Venture III No. of Units	—	—	—	858,591	1,105,387	1,565,444	1,608,025	2,083,614	2,269,052	1,657,745
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	19.071	18.608	19.397	18.258	17.943	17.026	15.307	15.206
Value at End of Year	—	—	—	19.071	18.608	19.397	18.258	17.943	17.026	15.307
Venture III No. of Units	—	—	—	92,281	106,519	137,621	177,500	240,750	263,662	314,782

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	17.159	16.767	17.504	16.501	16.240	15.434	13.897	13.826
Value at End of Year	—	—	—	17.159	16.767	17.504	16.501	16.240	15.434	13.897
Venture III No. of Units	—	—	—	60,974	74,303	93,864	95,916	155,785	132,251	213,726
Total Stock Market Index Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	20.308	18.371	18.796	17.142	13.065	11.500	11.659	10.114	7.979	12.917
Value at End of Year	24.089	20.308	18.371	18.796	17.142	13.065	11.500	11.659	10.114	7.979
Venture III No. of Units	15,912	10,575	16,299	16,393	10,088	27,459	29,255	33,120	36,908	41,119
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	24.635	22.297	22.824	20.827	15.880	13.986	14.186	12.312	9.718	15.741
Value at End of Year	29.208	24.635	22.297	22.824	20.827	15.880	13.986	14.186	12.312	9.718
Venture III No. of Units	22,259	20,058	20,302	24,954	24,614	26,072	25,014	26,188	28,365	42,436
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	24.072	21.819	22.369	20.442	15.610	13.769	13.987	12.157	9.610	15.590
Value at End of Year	28.498	24.072	21.819	22.369	20.442	15.610	13.769	13.987	12.157	9.610
Venture III No. of Units	112	131	151	172	193	216	441	471	506	542
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	23.887	21.663	22.219	20.315	15.521	13.698	13.921	12.106	9.575	15.540
Value at End of Year	28.265	23.887	21.663	22.219	20.315	15.521	13.698	13.921	12.106	9.575
Venture III No. of Units	11,694	22,892	27,472	22,314	12,025	3,712	3,837	4,161	4,974	9,642
Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	25.816	23.401	23.991	21.914	16.740	14.772	14.993	13.040	10.315	16.723
Value at End of Year	30.556	25.816	23.401	23.991	21.914	16.740	14.772	14.993	13.040	10.315
Venture III No. of Units	59,656	62,111	69,059	80,150	96,430	106,718	118,968	148,155	167,185	200,077
NY Venture III No. of Units	9,192	8,867	14,620	11,329	9,347	10,303	11,357	17,640	21,525	29,674
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.688	24.204	24.826	22.688	17.340	15.309	15.546	13.528	10.706	17.366
Value at End of Year	31.573	26.688	24.204	24.826	22.688	17.340	15.309	15.546	13.528	10.706
Venture III No. of Units	83,275	75,799	76,402	82,099	81,193	78,924	99,002	111,180	131,685	144,876
NY Venture III No. of Units	29,221	26,792	35,623	64,693	60,322	72,611	82,251	83,595	90,255	101,859
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	26.108	23.714	24.360	22.296	17.065	15.089	15.346	13.374	10.600	17.219
Value at End of Year	30.841	26.108	23.714	24.360	22.296	17.065	15.089	15.346	13.374	10.600
Venture III No. of Units	193,044	187,634	191,359	199,117	163,243	173,072	175,359	200,977	210,021	172,844
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	25.918	23.552	24.206	22.166	16.975	15.017	15.280	13.323	10.565	17.171
Value at End of Year	30.601	25.918	23.552	24.206	22.166	16.975	15.017	15.280	13.323	10.565
Venture III No. of Units	7,116	11,442	12,512	14,872	12,172	17,326	17,814	17,364	19,927	22,094
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	29.591	26.931	27.721	25.422	19.497	17.274	17.604	15.372	12.208	19.872
Value at End of Year	34.886	29.591	26.931	27.721	25.422	19.497	17.274	17.604	15.372	12.208
Venture III No. of Units	8,006	6,022	6,203	8,622	1,475	2,879	3,059	3,621	3,725	4,252
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.223	11.373	11.579	11.808	12.036	12.193	12.405	12.500	—	—
Value at End of Year	11.090	11.223	11.373	11.579	11.808	12.036	12.193	12.405	—	—
Venture III No. of Units	3,129,253	4,257,915	3,746,156	3,268,929	3,355,844	2,806,682	2,498,999	672,116	—	—
NY Venture III No. of Units	349,261	438,760	218,412	132,115	143,683	24,986	19,814	38,224	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.187	11.342	11.554	11.788	12.022	12.184	12.402	12.500	—	—
Value at End of Year	11.049	11.187	11.342	11.554	11.788	12.022	12.184	12.402	—	—
Venture III No. of Units	172,813	235,474	268,635	364,670	183,555	65,729	101,819	23,238	—	—
NY Venture III No. of Units	153,758	206,140	65,091	114,819	87,014	5,436	4,379	7,964	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	11.080	11.250	11.477	11.727	11.978	12.158	12.395	12.500	—	—
Value at End of Year	10.927	11.080	11.250	11.477	11.727	11.978	12.158	12.395	—	—
Venture III No. of Units	2,206,465	2,989,737	2,556,834	2,148,404	2,282,394	1,118,484	1,196,866	728,375	—	—

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	11.044	11.220	11.452	11.707	11.964	12.150	12.392	12.500	—	—
Value at End of Year	10.887	11.044	11.220	11.452	11.707	11.964	12.150	12.392	—	—
Venture III No. of Units	67,450	46,712	18,998	33,500	36,935	4,213	16,427	685	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	10.938	11.129	11.377	11.648	11.920	12.124	12.500	—	—	—
Value at End of Year	10.766	10.938	11.129	11.377	11.648	11.920	12.124	—	—	—
Venture III No. of Units	144,361	146,831	106,478	38,427	88,076	38,501	9,456	—	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	17.303	17.498	16.022	12.703	12.500	—	—	—	—
Value at End of Year	—	—	17.303	17.498	16.022	12.703	—	—	—	—
Venture III No. of Units	—	—	14,995	16,646	17,713	19,596	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	17.271	17.475	16.009	12.699	12.500	—	—	—	—
Value at End of Year	—	—	17.271	17.475	16.009	12.699	—	—	—	—
Venture III No. of Units	—	—	16,009	23,400	27,993	39,113	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	17.144	17.382	15.955	12.681	12.500	—	—	—	—
Value at End of Year	—	—	17.144	17.382	15.955	12.681	—	—	—	—
Venture III No. of Units	—	—	9,810	9,889	10,677	7,961	—	—	—	—
U.S. Equity Trust (merged into 500 Index Trust B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)
Contracts with no Optional Benefits
Value at Start of Year	—	17.178	17.407	15.977	12.682	12.500	—	—	—	—
Value at End of Year	—	—	17.178	17.407	15.977	12.682	—	—	—	—
Venture III No. of Units	—	—	62,370	81,123	91,422	97,477	—	—	—	—
NY Venture III No. of Units	—	—	673	677	680	3,440	—	—	—	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	17.147	17.384	15.964	12.678	12.500	—	—	—	—
Value at End of Year	—	—	17.147	17.384	15.964	12.678	—	—	—	—
Venture III No. of Units	—	—	46,006	52,779	57,324	63,221	—	—	—	—
NY Venture III No. of Units	—	—	7,929	8,916	9,305	9,707	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	17.052	17.314	15.923	12.665	12.500	—	—	—	—
Value at End of Year	—	—	17.052	17.314	15.923	12.665	—	—	—	—
Venture III No. of Units	—	—	32,981	45,303	48,545	61,156	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	17.021	17.291	15.910	12.661	12.500	—	—	—	—
Value at End of Year	—	—	17.021	17.291	15.910	12.661	—	—	—	—
Venture III No. of Units	—	—	3,337	2,910	7,970	8,041	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	16.927	17.221	15.870	12.648	12.500	—	—	—	—
Value at End of Year	—	—	16.927	17.221	15.870	12.648	—	—	—	—
Venture III No. of Units	—	—	6,623	6,108	6,978	7,296	—	—	—	—
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	15.905	16.401
Value at End of Year	—	—	—	—	—	—	—	—	16.957	15.905
Venture III No. of Units	—	—	—	—	—	—	—	—	104,210	121,077
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.731	14.166
Value at End of Year	—	—	—	—	—	—	—	—	14.632	13.731
Venture III No. of Units	—	—	—	—	—	—	—	—	138,927	100,473
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	13.579	14.031
Value at End of Year	—	—	—	—	—	—	—	—	14.448	13.579
Venture III No. of Units	—	—	—	—	—	—	—	—	8,469	20,786

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	13.529	13.986
Value at End of Year	—	—	—	—	—	—	—	—	14.387	13.529
Venture III No. of Units	—	—	—	—	—	—	—	—	33,283	22,226
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.376	13.826
Value at End of Year	—	—	—	—	—	—	—	—	14.239	13.376
Venture III No. of Units	—	—	—	—	—	—	—	—	1,227,472	1,365,227
NY Venture III No. of Units	—	—	—	—	—	—	—	—	53,910	45,404
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.210	13.661
Value at End of Year	—	—	—	—	—	—	—	—	14.055	13.210
Venture III No. of Units	—	—	—	—	—	—	—	—	395,459	337,789
NY Venture III No. of Units	—	—	—	—	—	—	—	—	64,762	76,631
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.079	13.546
Value at End of Year	—	—	—	—	—	—	—	—	13.895	13.079
Venture III No. of Units	—	—	—	—	—	—	—	—	717,951	569,128
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.036	13.508
Value at End of Year	—	—	—	—	—	—	—	—	13.842	13.036
Venture III No. of Units	—	—	—	—	—	—	—	—	74,813	74,999
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.285	12.749
Value at End of Year	—	—	—	—	—	—	—	—	13.025	12.285
Venture III No. of Units	—	—	—	—	—	—	—	—	26,845	26,865
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010) - Series II Shares (units first credited 05-01-2005)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	10.859	13.984
Value at End of Year	—	—	—	—	—	—	—	—	15.635	10.859
Venture III No. of Units	—	—	—	—	—	—	—	—	52,869	56,050
NY Venture III No. of Units	—	—	—	—	—	—	—	—	1,619	—
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	10.839	13.965
Value at End of Year	—	—	—	—	—	—	—	—	15.599	10.839
Venture III No. of Units	—	—	—	—	—	—	—	—	34,515	8,923
NY Venture III No. of Units	—	—	—	—	—	—	—	—	304	306
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	10.779	13.910
Value at End of Year	—	—	—	—	—	—	—	—	15.490	10.779
Venture III No. of Units	—	—	—	—	—	—	—	—	37,313	4,634
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	10.760	13.891
Value at End of Year	—	—	—	—	—	—	—	—	15.454	10.760
Venture III No. of Units	—	—	—	—	—	—	—	—	5,669	999
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	10.701	13.836
Value at End of Year	—	—	—	—	—	—	—	—	15.346	10.701
Venture III No. of Units	—	—	—	—	—	—	—	—	145	207
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009) Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.592
Value at End of Year	—	—	—	—	—	—	—	—	—	8.771
Venture III No. of Units	—	—	—	—	—	—	—	—	—	202,097
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.274
Value at End of Year	—	—	—	—	—	—	—	—	—	8.576
Venture III No. of Units	—	—	—	—	—	—	—	—	—	221,739

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.138
Value at End of Year	—	—	—	—	—	—	—	—	—	8.481
Venture III No. of Units	—	—	—	—	—	—	—	—	—	39,319
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.092
Value at End of Year	—	—	—	—	—	—	—	—	—	8.449
Venture III No. of Units	—	—	—	—	—	—	—	—	—	62,143
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009) Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.014
Value at End of Year	—	—	—	—	—	—	—	—	—	9.008
Venture III No. of Units	—	—	—	—	—	—	—	—	—	989,404
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	84,206
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.745
Value at End of Year	—	—	—	—	—	—	—	—	—	9.442
Venture III No. of Units	—	—	—	—	—	—	—	—	—	749,027
NY Venture III No. of Units	—	—	—	—	—	—	—	—	—	121,116
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.612
Value at End of Year	—	—	—	—	—	—	—	—	—	9.348
Venture III No. of Units	—	—	—	—	—	—	—	—	—	314,548
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.568
Value at End of Year	—	—	—	—	—	—	—	—	—	9.317
Venture III No. of Units	—	—	—	—	—	—	—	—	—	84,201
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.867
Value at End of Year	—	—	—	—	—	—	—	—	—	10.677
Venture III No. of Units	—	—	—	—	—	—	—	—	—	21,069
Utilities Trust - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	27.350	24.969	29.781	26.891	22.675	20.285	19.336	17.255	13.113	21.730
Value at End of Year	30.870	27.350	24.969	29.781	26.891	22.675	20.285	19.336	17.255	13.113
Venture III No. of Units	9,199	9,386	11,317	13,116	17,775	25,164	26,353	33,982	50,789	61,050
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	31.169	28.470	33.974	30.693	25.894	23.175	22.102	19.733	15.004	24.877
Value at End of Year	35.163	31.169	28.470	33.974	30.693	25.894	23.175	22.102	19.733	15.004
Venture III No. of Units	10,968	11,978	13,860	15,711	23,702	27,396	32,182	46,432	52,268	56,684
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	30.456	27.861	33.297	25.454	25.454	22.816	21.792	19.485	14.838	24.638
Value at End of Year	34.308	30.456	27.861	33.297	25.454	25.454	22.816	21.792	19.485	14.838
Venture III No. of Units	157	174	202	203	—	583	962	3,418	4,452	5,386
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	30.222	27.661	33.074	29.939	25.309	22.697	21.690	19.403	14.783	24.559
Value at End of Year	34.027	30.222	27.661	33.074	29.939	25.309	22.697	21.690	19.403	14.783
Venture III No. of Units	5,093	5,151	5,215	5,435	10,764	11,021	11,545	12,409	12,910	13,853
Utilities Trust - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	38.318	35.043	41.923	37.914	32.027	28.725	27.401	24.516	18.674	30.990
Value at End of Year	43.166	38.318	35.043	41.923	37.914	32.027	28.725	27.401	24.516	18.674
Venture III No. of Units	55,237	67,380	86,791	109,998	117,922	121,730	174,244	193,621	242,589	291,182
NY Venture III No. of Units	10,914	12,550	13,763	15,070	20,853	21,204	23,364	26,856	29,954	35,091
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	41.293	37.783	45.223	40.919	34.583	31.033	29.617	26.512	20.205	33.546
Value at End of Year	46.494	41.293	37.783	45.223	40.919	34.583	31.033	29.617	26.512	20.205
Venture III No. of Units	19,044	22,622	21,702	32,468	42,827	58,256	72,082	73,443	88,543	93,059
NY Venture III No. of Units	17,750	22,757	18,636	19,767	21,864	24,087	27,088	31,556	34,838	35,593

Venture III Prior

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	40.396	37.017	44.373	40.210	34.035	30.588	29.235	26.210	20.004	33.264
Value at End of Year	45.416	40.396	37.017	44.373	40.210	34.035	30.588	29.235	26.210	20.004
Venture III No. of Units	21,883	28,021	31,442	43,199	58,269	69,805	83,232	100,301	132,499	149,479
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	40.101	36.766	44.094	39.977	33.854	30.441	29.109	26.110	19.938	33.170
Value at End of Year	45.062	40.101	36.766	44.094	39.977	33.854	30.441	29.109	26.110	19.938
Venture III No. of Units	2,762	2,950	3,212	3,715	6,150	7,253	8,846	18,918	22,382	27,584
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	41.321	37.940	45.571	41.378	35.094	31.603	30.266	27.188	20.792	34.644
Value at End of Year	46.363	41.321	37.940	45.571	41.378	35.094	31.603	30.266	27.188	20.792
Venture III No. of Units	5,348	5,650	9,604	11,985	10,623	10,545	13,960	14,755	17,329	21,976
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series I Shares (units first credited 08-01-2001)
Contracts with no Optional Benefits (not issued in NY)
Value at Start of Year	46.619	40.941	45.685	42.291	31.754	27.494	27.680	23.025	16.580	28.509
Value at End of Year	—	46.619	40.941	45.685	42.291	31.754	27.494	27.680	23.025	16.580
Venture III No. of Units	—	5,418	7,442	9,668	10,120	13,473	21,944	38,321	51,666	63,986
Contracts with the Annual Step-Up Death Benefit (issued prior to 5-5-2003)
Value at Start of Year	31.965	28.086	31.356	29.041	21.816	18.899	19.037	15.843	11.414	19.636
Value at End of Year	—	31.965	28.086	31.356	29.041	21.816	18.899	19.037	15.843	11.414
Venture III No. of Units	—	24,336	26,310	30,621	32,977	36,442	48,745	53,635	56,929	68,457
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates (not issued in NY))
Value at Start of Year	31.234	—	—	28.505	21.445	18.606	18.769	15.644	11.288	19.448
Value at End of Year	—	31.234	—	—	28.505	21.445	18.606	18.769	15.644	11.288
Venture III No. of Units	—	—	—	—	78	93	15,647	15,649	15,655	15,665
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003) (not issued in NY)
Value at Start of Year	30.994	27.288	30.525	28.328	21.323	18.509	18.681	15.578	11.246	19.386
Value at End of Year	—	30.994	27.288	30.525	28.328	21.323	18.509	18.681	15.578	11.246
Venture III No. of Units	—	12,796	13,961	14,816	17,140	19,864	29,362	29,347	38,122	28,258
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 05-13-2002)
Contracts with no Optional Benefits
Value at Start of Year	33.240	29.241	32.712	30.340	22.831	19.809	19.971	16.647	12.021	20.700
Value at End of Year	—	33.240	29.241	32.712	30.340	22.831	19.809	19.971	16.647	12.021
Venture III No. of Units	—	124,440	144,446	165,512	202,460	222,585	262,213	317,349	381,429	443,871
NY Venture III No. of Units	—	25,801	29,162	29,066	30,753	30,691	24,404	27,929	27,708	34,211
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	32.589	28.683	32.103	29.791	22.428	19.470	19.639	16.379	11.833	20.386
Value at End of Year	—	32.589	28.683	32.103	29.791	22.428	19.470	19.639	16.379	11.833
Venture III No. of Units	—	23,963	26,962	34,402	40,279	45,641	67,214	73,618	94,820	98,713
NY Venture III No. of Units	—	8,471	8,983	7,899	9,275	12,732	26,528	28,984	31,903	38,245
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
Value at Start of Year	31.881	28.101	31.500	29.275	22.073	19.190	19.386	16.192	11.715	20.214
Value at End of Year	—	31.881	28.101	31.500	29.275	22.073	19.190	19.386	16.192	11.715
Venture III No. of Units	—	72,222	86,086	93,340	109,714	148,710	173,460	199,356	201,030	228,898
Contracts with the Annual Step-Up Death Benefit and GEM (issued prior to 5-5-2003)
Value at Start of Year	31.648	27.910	31.302	29.105	21.956	19.098	19.302	16.130	11.676	20.158
Value at End of Year	—	31.648	27.910	31.302	29.105	21.956	19.098	19.302	16.130	11.676
Venture III No. of Units	—	9,290	14,292	14,649	17,957	15,152	16,163	14,460	19,668	16,738
Contracts with the Annual Step-Up Death Benefit and GEM (issued on or after 5-5-2003)
Value at Start of Year	39.322	34.730	39.008	36.325	27.444	23.907	24.199	20.253	14.683	25.386
Value at End of Year	—	39.322	34.730	39.008	36.325	27.444	23.907	24.199	20.253	14.683
Venture III No. of Units	—	13,061	13,393	13,202	14,489	15,478	16,716	20,070	15,561	14,503

To obtain a free copy of the Venture III® Variable Annuity

Statement of Additional Information dated April 30, 2018,

please contact our Annuities Service Center

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Wealthmark ML3 Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 30, 2018

This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract and our administrative rules. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust[1]	Health Sciences Trust	Mid Cap Stock Trust
Active Bond Trust	High Yield Trust	Mid Value Trust
American Asset Allocation Trust	International Equity Index Trust[3]	Money Market Trust[16]
American Global Growth Trust	International Growth Stock Trust	Real Estate Securities Trust
American Growth Trust	International Small Company Trust	Science & Technology Trust
American Growth-Income Trust	International Value Trust	Select Bond Trust[17]
American International Trust	Investment Quality Bond Trust	Short Term Government Income Trust
Blue Chip Growth Trust	Lifestyle Aggressive Portfolio[4]	Small Cap Index Trust
Capital Appreciation Trust	Lifestyle Balanced Portfolio[5]	Small Cap Opportunities Trust
Capital Appreciation Value Trust	Lifestyle Conservative Portfolio[6]	Small Cap Stock Trust[18]
Core Bond Trust	Lifestyle Growth Portfolio[7,8]	Small Cap Value Trust
Emerging Markets Value Trust[2]	Lifestyle Moderate Portfolio[9]	Small Company Value Trust
Equity Income Trust	Managed Volatility Aggressive Portfolio[10]	Strategic Income Opportunities Trust
Financial Industries Trust	Managed Volatility Balanced Portfolio[11]	Total Bond Market Trust[19]
Fundamental All Cap Core Trust	Managed Volatility Conservative Portfolio[12]	Total Stock Market Index Trust
Fundamental Large Cap Value Trust	Managed Volatility Growth Portfolio[13]	Ultra Short Term Bond Trust
Global Bond Trust	Managed Volatility Moderate Portfolio[14]	Utilities Trust
Global Trust	Mid Cap Index Trust[15]
DEUTSCHE FUNDS
Deutsche Equity 500 Index VIP[16]

[1] Formerly 500 Index Trust B.

[2] Successor to American New World Trust.

[3] Formerly International Equity Index Trust B.

[4] Formerly Lifestyle Aggressive PS Series.

[5] Formerly Lifestyle Balanced PS Series.

[6] Formerly Lifestyle Conservative PS Series.

[7] Formerly Lifestyle Growth PS Series.

[8] Successor to Core Strategy Trust.

[9] Formerly Lifestyle Moderate PS Series.

[10] Formerly Lifestyle Aggressive MVP.

[11] Formerly Lifestyle Balanced MVP.

[12] Formerly Lifestyle Conservative MVP.

[13] Formerly Lifestyle Growth MVP.

[14] Formerly Lifestyle Moderate MVP.

[15] Successor to Value Trust.

[16] Subject to restrictions (see “V.

Description of the Contract – Accumulation Period Provisions – Purchase Payments”).

[17] Formerly Bond Trust.

[18] Formerly Small Cap Growth Trust.

[19] Formerly Total Bond Market Trust B.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuities.com	(800) 344-1029

0418: ML3-1

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

1

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

2

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

3

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

4

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.” In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract, for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

5

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Restrictions on the Deutsche Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the Deutsche Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted. If you currently have Contract Value in the Deutsche Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

6

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract - Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. Please review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

•	Annual Step-Up Death Benefit.
•	Enhanced Earnings Death Benefit – not offered in New York or Washington;
•	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.

7

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

•	Income Plus For Life® 12.08;
•	Income Plus For Life – Joint Life® 12.08;
•	Income Plus For Life® (Quarterly Step-Up Review);
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
•	Income Plus For Life® (Annual Step-Up Review);
•	Income Plus For Life – Joint Life® (Annual Step-Up Review);
•	Principal Plus (formerly known as “Guaranteed Principal Plus”);
•	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);
•	Principal Plus for Life Plus Automatic Annual Step-Up; and
•	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders issued with the Contracts, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life® 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix D: Optional Guaranteed Minimum Income Benefits

•	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;
•	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.

*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

8

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

9

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

Transfer Fee[3]

Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions - Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

10

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	John Hancock USA	John Hancock NY
Annual Contract Fee	$ 0	$ 0

Annual Separate Account Expenses[1] (as a percentage of Contract Value in the Variable Investment Options)
Mortality and expense risks fee[2]	1.25%	1.25%
Distribution fee	0.25%	0.25%
Administration fee- asset based	0.15%	0.15%
Total Annual Separate Account Expenses (With No Optional Benefits Reflected)	1.65%	1.65%

Optional Benefits

Fees Deducted from Separate Account
Optional Annual Step-Up Death Benefit Fee[3]	0.20%	0.20%
Optional Enhanced Earnings Death Benefit Fee	0.20%	not offered
Total Annual Separate Account Expenses[4]	2.05%	1.85%
(With Annual Step-Up Death Benefit and Enhanced Earnings Death Benefit fee reflected, as applicable)

Other Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee[5]
Guaranteed Retirement Income Benefit II	0.45%	0.45%
Guaranteed Retirement Income Benefit III	0.50%	not offered
Optional Accelerated Beneficiary Protection Death Benefit[6]	0.50%	not offered
(as a percentage of Accelerated Beneficiary Protection Death Benefit)

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® (Annual Step-Up Review)[7]	Income Plus For Life – Joint Life® (Annual Step-Up Review) (not available in New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life® 12.08 (issued outside New York)[7]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%

Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)
	Income Plus For Life® 12.08 (issued in New York)[7]	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[7]	Principal Plus for Life Plus Automatic Annual Step- Up8	Principal Plus for Life[9]	Principal Plus[9]	Principal Returns[10]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.80%	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%

[1]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.

[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of a Contract Owner.

[3]	The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.

11

[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

[5]	Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.
[6]	Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.
[7]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[8]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[9]	The current charge is 0.40% for the Principal Plus for Life Rider and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Balance. The charge is deducted on an annual basis from the Contract Value.
[10]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2017)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.47%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

Example 1. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional Riders

Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life® optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus For Life® Riders. The Income Plus For Life® Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life®. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus For Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,017	$1,799	$2,429	$5,060
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$468	$1,431	$2,429	$5,060

John Hancock New York Annual Step-Up Death Benefit and Income Plus For Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	998	$1,744	$2,336	$4,892
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$448	$1,374	$2,336	$4,892

12

Example 2. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with optional benefit Riders

Wealthmark ML3 Contract with optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$967	$1,645	$2,153	$4,453
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$418	$1,274	$2,153	$4,453

John Hancock New York Annual Step-Up Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$949	$1,590	$2,059	$4,280
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$398	$1,216	$2,059	$4,280

Example 3. Maximum Portfolio operating expenses – Wealthmark ML3 Contract with previously offered optional benefit Riders:

Wealthmark ML3 Contract with previously offered optional benefit Riders. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$941	$1,568	$2,021	$4,202
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$392	$1,194	$2,021	$4,202

John Hancock New York Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$904	$1,458	$1,836	$3,867
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$353	$1,079	$1,836	$3,867

13

Example 4. Minimum Portfolio operating expenses – Wealthmark ML3 Contract with no optional Riders:

Wealthmark ML3 Contract with no optional benefit Riders. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York No Optional Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,980
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,980

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

14

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

15

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

•	the John Hancock Variable Insurance Trust; or
•	the Deutsche Funds.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Accounts.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Aggressive Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying portfolios or derivatives) or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.

16

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the

17

“American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Aggressive Portfolio, Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Aggressive Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income and American International Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust (formerly 500 Index Trust B) Series NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust[1] Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
American Asset Allocation Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
Blue Chip Growth Trust Series II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation Trust Series II	Jennison Associates LLC	Seeks long-term growth of capital.

18

JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Emerging Markets Value Trust (successor to American New World Trust) Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
Equity Income Trust Series II	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.
Global Bond Trust Series II	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Global Trust Series II	Templeton Global Advisors Limited	Seeks long-term capital appreciation.
Health Sciences Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust (formerly International Equity Index Trust B) Series NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock Trust Series II	Invesco Advisers, Inc.	Seeks long term growth of capital.
International Small Company Trust Series II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust[3] Series II	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

19

JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Core Strategy Trust; formerly Lifestyle Growth PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Mid Cap Index Trust (successor to Value Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series II	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[5]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.

20

JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Select Bond Trust (formerly Bond Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Short Term Government Income Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series II	Dimensional Fund Advisors LP & Invesco Advisers, Inc.[6]	Seeks long-term capital appreciation.
Small Cap Stock Trust (formerly Small Cap Growth Trust) Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.
Strategic Income Opportunities Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities Trust Series II	Massachusetts Financial Services Company	Seeks capital growth and current income.
DEUTSCHE INVESTMENTS VIT FUNDS
Deutsche Equity 500 Index VIP Series B2	Deutsche Investment Management Americas Inc.[7]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[8], which emphasizes stocks of large U.S. companies.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[3]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[5]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[6]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[7]	Deutsche Equity 500 Index VIP is subadvised by Northern Trust Investments, Inc. (“NTI”).

21

[8]	“Standard & Poor’s” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2017, the market capitalizations of companies included in the S&P 500 Index ranged from $2.5 billion to $730.4 billion.

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

22

V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
•	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

23

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

•	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

There may be additional restrictions on Purchase Payments if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
•	the Contract Value at the end of such two-year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid

24

Loan. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).***

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Restrictions on the Deutsche Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the Deutsche Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Deutsche Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the Deutsche Equity 500 Index VIP Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of

25

the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions.” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

26

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or
•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

27

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on a separate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account. When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

28

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)*

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

•	you have no signed application on file with us; or
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal or surrender request; or
•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

29

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix C includes a general description of the Income Plus For Life® Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:

•	the Contract Value; or
•	the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner was less than 81 years old on the Contract Date, the Minimum Death Benefit will be determined as follows:

•	During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.
•	During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:
(i)	is the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals; and
(ii)	is the greatest Anniversary Value prior to the oldest Owner’s turning age 81.
o	The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.

If the oldest Owner is age 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

30

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.
•	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	We waive withdrawal charges for all future distributions.
•	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
•	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if

31

the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington). John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract”

32

below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issued a Contract outside New York, the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

  Please review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or
•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;
•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
•	we may not change the Annuity Option or the form of settlement; and
•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options.

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

33

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® or an Income Plus For Life – Joint Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:

•	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
•	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

34

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

•	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
•	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

35

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

•	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
•	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
•	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan

36

qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract.

37

Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

38

VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years.

Amounts to Which Withdrawal Charges Do Not Apply. There is never a withdrawal charge with respect to: earnings accumulated in the Contract; certain other amounts available for withdrawal, described below; or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below. Withdrawals from the Fixed Investment Option may be subject to a market value charge.

Amounts to Which Withdrawal Charges Do Apply. Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to “unliquidated Purchase Payments.” In any Contract Year, the amount available without withdrawal charges for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); or
•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free Withdrawal Amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

Withdrawal Charge

(as % of Purchase Payments)

First Year	6%
Second Year	5%
Third Year	4%
Thereafter	0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

39

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts.

To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

There are or may be situations described elsewhere in the Prospectus (e.g., “Reduction or Elimination of Charges and Deductions”), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Distribution Fee

A daily fee at an annual effective rate of 0.25% of the value of each Variable Investment Option is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract - Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

•	We considered the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

40

•	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.
•	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
•	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
•	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
•	There may have been other circumstances that resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

41

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex. Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
•	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
•	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
•	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

Please consult with your own qualified tax professional for information on any optional benefit Rider.

42

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

43

the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in

44

the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
•	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

45

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Code or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

46

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements,

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

47

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

48

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1⁄2;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

49

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan

50

sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
•	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary. A Spouse Beneficiary may also make a direct rollover to an inherited IRA.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

51

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

52

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to November 12, 2007;
•	Your Contract does not contain a GMWB Rider;
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
•	The retirement plan is not subject to Title 1 of ERISA; and
•	Your retirement plan permits you to request the loan.

53

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.
Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult a qualified tax professional.

54

VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement

55

arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2015, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Contracts Sold Directly Without Payment of Any Sales Compensation

(John Hancock USA Contracts only; not available in NY)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

•	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
•	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

56

Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2017 and 2016, and its Separate Account financial statements for the year ended December 31, 2017 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2017, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

57

Appendix A: Examples of Calculation of Withdrawal Charge

Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
1	$55,000	$5,000[1]	$50,000	6%	$3,000
2	50,500	5,000[2]	45,500	5%	2,275
3	35,000	5,000[3]	45,000	4%	1,200
4	70,000	20,000[4]	50,000	0%	0

[1]	In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
[4]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000. The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000[2]	2,000	5%	100
52,000	7,000	4,000[3]	3,000	5%	150
44,000	8,000	0[4]	8,000	5%	400

[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
[3]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[4]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

A-1

Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Annual Step-Up Death Benefit
2.	Enhanced Earnings Death Benefit – Not offered in New York or Washington
3.	Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington.

Annual Step-Up Death Benefit

If you elected the optional Annual Step-Up Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract’s Maturity Date, we will pay an “Annual Step-Up Benefit” to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-Up Death Benefit is the greatest “Anniversary Value” after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner’s 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, minus amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner subject to our issue age rules. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, we treat the death benefit paid upon the first Owner’s death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death in the determination of the Annual Step-Up Death Benefit for the surviving Spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner’s death.

Termination of the Annual Step-Up Death Benefit. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.

The continuation of the optional Annual Step-Up Death Benefit to an existing Contract for a surviving Spouse may not always be in your interest since an additional fee is imposed for this benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

Enhanced Earnings Death Benefit

(Not available in New York and Washington)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional charge at an annual effective rate of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

We deduct amounts in connection with withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving Spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner’s death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings Death Benefit.

Termination of the Enhanced Earnings Death Benefit. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Accelerated Beneficiary Protection Death Benefit

(Not available in New York or Washington)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract’s date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an “Enhanced Earnings Death Benefit” factor plus the greatest of:

•	the Contract Value;
•	the Return of Purchase Payments Death Benefit Factor;
•	the Annual Step-Up Death Benefit Factor; or
•	the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.

Enhanced Earnings Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

•	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
•	“Earnings” is equal to $175,000 minus $150,000, or $25,000.
•	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Return of Purchase Payments Death Benefit Factor. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals.

Annual Step-Up Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary.

Graded Death Benefit Factor. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

(1)	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2)	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

The Accelerated Beneficiary Protection Death Benefit Factors are separate and distinct from similarly named terms, such as “Annual Step-Up Death Benefit” that may be contained in other optional benefit Riders. The other optional benefit Riders impose separate optional Rider charges and their benefits and limitations may be different.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If an Additional Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Determination and Distribution of the Accelerated Beneficiary Protection Death Benefit. We determine the death benefit paid under the Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in Good Order.

If the Beneficiary is the deceased Owner’s Spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving Spouse:

•	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract.
•	In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.
•	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Investment Options. We reserve the right to restrict Investment Options at any time. We will notify you in writing at least 30 days prior to restricting an Investment Option. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

Termination of Accelerated Beneficiary Protection Death Benefit Rider. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

•	the date the Contract terminates;
•	the Maturity Date; or
•	the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Determination of Accelerated Beneficiary Protection Death Benefit Fee. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

•	Income Plus For Life® 12.08 Series:
o	Income Plus For Life® 12.08
o	Income Plus For Life – Joint Life® 12.08
•	Income Plus For Life® (Quarterly Step-Up Review) Series
o	Income Plus For Life® (Quarterly Step-Up Review)
o	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
•	Income Plus For Life® (Annual Step-Up Review) Series*
o	Income Plus For Life® (Annual Step-Up Review)
o	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders:

•	Principal Plus for Life
•	Principal Plus for Life Plus Automatic Annual Step-Up

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

C-1

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

•	both Spouses must be named as co-Owners of the Contract; or
•	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

•	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
•	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

•	on the date we determine the death benefit;
•	after the Annuity Commencement Date at the time an Annuity Option begins; or
•	at full surrender of the Contract; or
•	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

C-2

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
•	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
•	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
•	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

C-3

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution.” Please consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
•	no automatic withdrawal program from your Contract is in effect, and
•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
•	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

•	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
•	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

C-4

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

Please consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

•	Lifestyle Balanced Portfolio
•	Lifestyle Conservative Portfolio
•	Lifestyle Growth Portfolio
•	Lifestyle Moderate Portfolio
•	Managed Volatility Balanced Portfolio
•	Managed Volatility Conservative Portfolio
•	Managed Volatility Growth Portfolio
•	Managed Volatility Moderate Portfolio
•	Total Bond Market Trust
•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

•	American Asset Allocation Trust
•	Capital Appreciation Value Trust
•	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

C-5

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Fundamental Holdings of America (not available after April 30, 2009)	15% 25% 25% 35%	American International Trust American Growth Trust American Growth-Income Trust Select Bond Trust

Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

Restricted Model Allocations for Principal Plus:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):	64.00% 10.00% 7.00% 6.00% 3.00% 2.00% 2.00% 2.00% 2.00% 1.00% 1.00%

Investment Quality Bond Trust

Active Bond Trust

Fundamental All Cap Core Trust

500 Index Trust

International Value Trust

Total Stock Market Index Trust

Real Estate Securities Trust

Small Cap Index Trust

Fundamental Large Cap Value Trust

Global Trust

International Equity Index Trust

Growth Strategy (formerly, “Scudder Growth Strategy”):	23.00% 18.00% 14.00% 14.00% 11.00% 5.00% 5.00% 4.00% 2.00% 2.00% 2.00%

500 Index Trust

Fundamental All Cap Core Trust

Fundamental Large Cap Value Trust

International Value Trust

Investment Quality Bond Trust

Total Stock Market Index Trust

Small Cap Index Trust

Real Estate Securities Trust

Global Trust

International Equity Index Trust

Active Bond Trust

C-6

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth & Income Strategy (formerly, “Scudder Growth & Income Strategy”):	32.00% 17.00% 15.00%	Investment Quality Bond Trust 500 Index Trust Fundamental All Cap Core Trust
9.00% 7.00% 5.00% 4.00% 3.00% 2.00% 2.00% 4.00%

International Value Trust

Fundamental Large Cap Value Trust

Active Bond Trust

Total Stock Market Index Trust

Real Estate Securities Trust

Global Trust

International Equity Index Trust

Small Cap Index Trust

Income & Growth Strategy (formerly, “Scudder Income & Growth Strategy”):	46.00% 13.00% 11.00% 7.00% 6.00% 5.00% 3.00% 3.00% 2.00% 2.00% 2.00%

Investment Quality Bond Trust

Fundamental All Cap Core Trust

500 Index Trust

Active Bond Trust

International Value Trust

Fundamental Large Cap Value Trust

Total Stock Market Index Trust

Small Cap Index Trust

Global Trust

International Equity Index Trust

Real Estate Securities Trust

Growth Focus:	45.00% 40.00% 15.00%	500 Index Trust Investment Quality Bond Trust Fundamental All Cap Core Trust
Sector Focus:	40.00% 30.00% 15.00% 15.00%	Investment Quality Bond Trust Total Stock Market Index Trust Real Estate Securities Trust Fundamental All Cap Core Trust
US All-Capitalization:	40.00% 15.00% 15.00% 15.00% 15.00%	Investment Quality Bond Trust 500 Index Trust Small Cap Index Trust Fundamental All Cap Core Trust Mid Cap Index Trust
Value Focus:	40.00% 30.00% 30.00%	Investment Quality Bond Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust

If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

C-7

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

C-8

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

•	you select option A, B or C above; and
•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
•	reduce the death benefit and other optional benefits;
•	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

(a)	Pre-59 1⁄2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
(b)	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
(c)	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

C-9

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;
•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
•	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
•	you reduce the Contract Value available for annuitization.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
•	you no longer have access to the Contract Value; and
•	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
•	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

C-10

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

•	(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).
•	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

C-11

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 12.08 – 5%
•	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59  1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or
•	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

•	Annual Credit Rate
o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
o	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.

C-12

o	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

C-13

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

C-14

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1⁄2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

C-15

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

C-16

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
•	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 12.08:
1. Not the Covered Person

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2. The Covered Person	- ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

C-17

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

C-18

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

•	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
•	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

C-19

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Quarterly Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York)

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or
•	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

C-20

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate –
o	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
•	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
o	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
•	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
o	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
•	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
•	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
•	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

•	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
•	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

C-21

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

•	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
•	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

C-22

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

•	(200% × $100,000) + (100% × $25,000) = $225,000; or
•	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

•	the Contract Value on that date; and
•	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

•	the Contract Value on the Contract Anniversary; or
•	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

C-23

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

C-24

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

•	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1⁄2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

C-25

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

C-26

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1. Not the Covered Person

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.

2. The Covered Person	- ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

C-27

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
•	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
•	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

C-28

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

•	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York).
•	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® (Annual Step-Up Review) – 5%
•	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

C-29

Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or
•	the latest of:
o	the date of a Purchase Payment that we applied to the Benefit Base,
o	the date of a reduction in the Benefit Base, or
o	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

•	Annual Credit Rate:
o	7% for Riders purchased on or after January 17, 2008 and outside of New York;
o	6% for Riders purchased before January 17, 2008 or in New York.
•	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
•	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider

C-30

until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
•	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

C-31

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

•	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
•	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the

C-32

withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
•	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
•	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
o	the Excess Withdrawal amount; divided by
o	the Contract Value before the withdrawal.

C-33

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year,
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

•	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
•	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

C-34

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

-   may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	- may continue in the same manner as 1.
- enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

-   does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.

3. The Covered Person and the Beneficiary is the deceased Owner’s Spouse	- ends without any further benefit.
4. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	- ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information

C-35

about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
•	the date an Annuity Option begins;
•	the date the Contract Value and the Benefit Base both equal zero;
•	the death or removal of the Covered Person; or
•	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider (5%); by
•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

C-36

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.
•	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

•	Principal Plus – 5.00%
•	Principal Plus for Life – 5.00%
•	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

•	5% of the Benefit Base immediately after the Additional Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

C-37

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

•	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
o	5% of the Benefit Base immediately after the Additional Purchase Payment; or
o	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
•	in the case of the Lifetime Income Amount, to equal the lesser of:
o	5% of the Benefit Base immediately after the Additional Purchase Payment; or
o	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

•	Credit Rate – 5%.
•	initial Credit Period
o	(for Principal Plus) – the first 5 Contract Years.
o	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.
o	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
•	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

•	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
•	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
•	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
•	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and

C-38

including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

•	(for Principal Plus and Principal Plus for Life) 0.75%, and
•	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

•	(for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
•	(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
•	(for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
•	(for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as

C-39

well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or
•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

C-40

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

•	the Lifetime Income Amount prior to the withdrawal; or
•	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is

C-41

based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

•	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
•	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

C-42

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

•	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
•	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
•	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
•	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Beneficiary is:	Then PRINCIPAL PLUS:
1. The deceased Owner’s Spouse	- Continues if the Benefit Base is greater than zero.

-   Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

-   Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

- Continues to impose the Principal Plus fee.

-   Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2. Not the deceased Owner’s Spouse

-   Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

C-43

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1. The Covered Person and the Beneficiary is the deceased Owner’s Spouse

-   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

- Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
- Continues to impose the Principal Plus for Life fee.

-   Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the Beneficiary is not the deceased Owner’s Spouse

-   Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3. Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse

-   Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4. Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse

-   Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

-   In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

C-44

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	under Principal Plus, the date the Benefit Base depletes to zero; or
•	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
•	under Principal Plus, the Maturity Date under the Contract; or
•	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

C-45

We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

•	8% of the Benefit Base immediately after the Purchase Payment; or
•	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

•	the amount of your initial Purchase Payments, up to $5 million; or
•	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

C-46

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or
•	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

•	the Guaranteed Withdrawal Amount prior to the withdrawal; or
•	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year, and
•	there were no Excess Withdrawals during that Contract Year, and
•	the Benefit Base is still greater than zero at the time.

C-47

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

•	Continues if the Benefit Base is greater than zero.
•	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
•	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
•	Continues to impose the Rider fee.
•	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
•	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
•	the date the Benefit Base and the Contract Value both deplete to zero; or
•	the date an Annuity Option under the Contract begins; or
•	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
•	termination of the Contract.

C-48

Appendix D: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Benefit* II

Guaranteed Retirement Income Benefit* III

John Hancock New York

Guaranteed Retirement Income Benefit* II

*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Benefit II Growth Factor. The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Benefit III Growth Factor. The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Benefit II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Benefit III Income Base Reductions. If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income

Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

•	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
•	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Benefit II only). The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor. The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”):

•	Life Annuity with a 10-Year Period Certain;
•	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

•	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
•	the termination of the Contract for any reason; or
•	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Wealthmark ML3 Contracts with no optional benefit Riders;
•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;
•	Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and
•	Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.

Please note the Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus For Life, Income Plus For Life – Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

U-1

Wealthmark ML3

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values-Wealthmark ML3 Variable Annuity

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
500 Index Trust (formerly 500 Index Trust B) - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.166	17.453	17.541	15.722	12.106	10.629	10.607	9.389	7.554	12.229
Value at End of Year	22.915	19.166	17.453	17.541	15.722	12.106	10.629	10.607	9.389	7.554
Wealthmark ML3 No. of Units	282,737	326,252	353,879	403,061	524,982	621,788	697,076	763,933	894,346	980,416
NYWealthmark ML3 No. of Units	31,308	35,605	39,597	45,379	62,762	72,528	78,551	81,025	96,376	100,865
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.074	17.377	17.474	15.670	12.072	10.604	10.588	9.376	7.548	12.225
Value at End of Year	22.793	19.074	17.377	17.474	15.670	12.072	10.604	10.588	9.376	7.548
Wealthmark ML3 No. of Units	99,629	120,254	165,580	173,798	201,995	266,946	305,022	327,938	362,709	358,937
NYWealthmark ML3 No. of Units	88,086	90,859	98,652	127,384	165,853	192,152	194,020	202,773	215,151	223,681
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.799	17.153	17.274	15.514	11.970	10.530	10.530	9.339	7.529	12.213
Value at End of Year	22.432	18.799	17.153	17.274	15.514	11.970	10.530	10.530	9.339	7.529
Wealthmark ML3 No. of Units	263,293	280,680	292,734	303,843	354,396	442,553	477,336	544,366	665,821	656,516
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.709	17.079	17.208	15.462	11.936	10.506	10.511	9.326	7.523	12.209
Value at End of Year	22.312	18.709	17.079	17.208	15.462	11.936	10.506	10.511	9.326	7.523
Wealthmark ML3 No. of Units	61,313	63,159	72,504	86,910	100,794	128,094	136,372	142,824	151,644	159,304
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	18.439	16.858	17.011	15.308	11.835	10.432	10.453	9.289	7.504	12.196
Value at End of Year	21.958	18.439	16.858	17.011	15.308	11.835	10.432	10.453	9.289	7.504
Wealthmark ML3 No. of Units	31,346	41,629	42,143	49,444	62,560	72,643	76,642	113,628	124,277	132,238
Active Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.366	17.913	18.236	17.393	17.674	16.414	15.787	14.115	11.537	13.127
Value at End of Year	18.902	18.366	17.913	18.236	17.393	17.674	16.414	15.787	14.115	11.537
Wealthmark ML3 No. of Units	101,488	111,215	126,799	146,249	191,226	227,441	252,634	305,415	352,720	396,541
NYWealthmark ML3 No. of Units	8,155	8,642	10,682	11,297	18,957	20,057	20,998	23,410	23,573	27,613
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.259	17.817	18.148	17.317	17.606	16.359	15.742	14.082	11.515	13.110
Value at End of Year	18.783	18.259	17.817	18.148	17.317	17.606	16.359	15.742	14.082	11.515
Wealthmark ML3 No. of Units	31,215	37,148	37,992	41,828	43,527	65,657	81,370	88,953	120,280	121,515
NYWealthmark ML3 No. of Units	21,060	24,595	32,332	33,944	60,624	81,064	82,118	93,733	108,145	125,328
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.942	17.534	17.886	17.093	17.405	16.196	15.609	13.983	11.452	13.057
Value at End of Year	18.429	17.942	17.534	17.886	17.093	17.405	16.196	15.609	13.983	11.452
Wealthmark ML3 No. of Units	120,303	130,550	135,155	145,984	181,714	186,792	190,885	237,647	285,720	302,163
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	17.837	17.441	17.800	17.019	17.338	16.142	15.564	13.951	11.431	13.040
Value at End of Year	18.313	17.837	17.441	17.800	17.019	17.338	16.142	15.564	13.951	11.431
Wealthmark ML3 No. of Units	47,292	47,992	48,845	52,928	60,738	59,417	61,178	64,271	63,728	62,503
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.528	17.164	17.543	16.799	17.140	15.981	15.432	13.853	11.368	12.988
Value at End of Year	17.968	17.528	17.164	17.543	16.799	17.140	15.981	15.432	13.853	11.368
Wealthmark ML3 No. of Units	16,400	20,930	23,621	26,080	36,498	38,982	43,037	49,886	54,091	58,281
All Cap Core Trust (merged into Total Stock Market Index Trust eff 04-28-2017) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.431	22.502	22.349	20.757	15.743	13.754	13.962	12.582	9.973	16.830
Value at End of Year	—	24.431	22.502	22.349	20.757	15.743	13.754	13.962	12.582	9.973
Wealthmark ML3 No. of Units	—	22,901	23,208	25,095	22,733	24,658	26,140	34,197	40,304	46,939
NYWealthmark ML3 No. of Units	—	2,678	2,686	2,706	2,724	6,825	7,113	7,612	8,279	8,622

U-2

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	27.171	25.038	24.880	23.120	17.544	15.334	15.575	14.042	11.136	18.802
Value at End of Year	—	27.171	25.038	24.880	23.120	17.544	15.334	15.575	14.042	11.136
Wealthmark ML3 No. of Units	—	5,445	6,266	6,575	7,867	9,859	14,174	14,696	12,019	13,452
NYWealthmark ML3 No. of Units	—	7,507	7,560	7,623	11,082	12,377	14,095	14,696	14,332	14,458
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.581	24.531	24.412	22.720	17.266	15.114	15.374	13.882	11.026	18.643
Value at End of Year	—	26.581	24.531	24.412	22.720	17.266	15.114	15.374	13.882	11.026
Wealthmark ML3 No. of Units	—	15,310	15,519	15,131	17,057	22,714	23,860	25,895	27,238	3,204
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	26.387	24.364	24.259	22.588	17.174	15.042	15.308	13.829	10.989	18.591
Value at End of Year	—	26.387	24.364	24.259	22.588	17.174	15.042	15.308	13.829	10.989
Wealthmark ML3 No. of Units	—	5,121	5,148	5,173	5,611	5,648	5,682	5,710	6,076	6,150
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	29.115	26.924	26.848	25.036	19.064	16.722	17.044	15.420	12.272	20.792
Value at End of Year	—	29.115	26.924	26.848	25.036	19.064	16.722	17.044	15.420	12.272
Wealthmark ML3 No. of Units	—	1,364	1,630	1,789	3,006	3,514	3,545	3,581	3,813	4,318
American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.090	22.486	22.654	21.956	18.129	15.959	16.087	14.615	12.053	17.465
Value at End of Year	27.415	24.090	22.486	22.654	21.956	18.129	15.959	16.087	14.615	12.053
Wealthmark ML3 No. of Units	36,009	38,519	37,337	39,457	50,570	43,860	56,573	60,984	44,167	48,986
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	23.974	22.389	22.567	21.883	18.077	15.922	16.057	14.595	12.043	17.459
Value at End of Year	27.269	23.974	22.389	22.567	21.883	18.077	15.922	16.057	14.595	12.043
Wealthmark ML3 No. of Units	8,521	15,910	17,099	18,769	19,325	18,230	20,086	20,200	11,667	5,956
NYWealthmark ML3 No. of Units	1,850	1,914	1,965	2,362	2,244	2,278	2,375	1,901	3,897	2,463
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	23.628	22.099	22.308	21.665	17.924	15.811	15.969	14.537	12.013	12.484
Value at End of Year	26.836	23.628	22.099	22.308	21.665	17.924	15.811	15.969	14.537	12.013
Wealthmark ML3 No. of Units	17,052	17,258	17,674	20,475	20,227	19,549	17,560	18,586	48,497	13,410
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	23.514	22.003	22.223	21.593	17.873	15.774	15.940	14.517	12.003	17.436
Value at End of Year	26.693	23.514	22.003	22.223	21.593	17.873	15.774	15.940	14.517	12.003
Wealthmark ML3 No. of Units	1,983	2,051	2,124	1,908	1,728	1,786	1,848	9,262	10,762	13,061
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.589	15.546	15.725	15.302	12.685	11.212	11.347	10.350	8.570	12.468
Value at End of Year	18.803	16.589	15.546	15.725	15.302	12.685	11.212	11.347	10.350	8.570
Wealthmark ML3 No. of Units	6,848	6,848	6,848	6,848	39,927	40,207	41,772	9,085	9,084	8,783
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.824	11.649	13.133
Value at End of Year	—	—	—	—	—	—	—	13.367	12.824	11.649
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	19,968	28,856	20,462
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	12.796	11.629	13.117
Value at End of Year	—	—	—	—	—	—	—	13.331	12.796	11.629
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	5,359	4,617	2,509
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	4,074	6,032	370
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	12.712	11.569	13.070
Value at End of Year	—	—	—	—	—	—	—	13.223	12.712	11.569
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	19,599	19,510	4,061
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.684	13.054	—
Value at End of Year	—	—	—	—	—	—	—	13.187	12.684	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	5,365	4,062	—

U-3

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	12.600	11.490	13.007
Value at End of Year	—	—	—	—	—	—	—	13.081	12.600	11.490
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	2,263	3,289	2,291
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	16.909	17.173	16.394	16.369	12.958	10.799	12.117	11.081	7.966	13.208
Value at End of Year	21.777	16.909	17.173	16.394	16.369	12.958	10.799	12.117	11.081	7.966
Wealthmark ML3 No. of Units	15,039	15,465	16,996	17,518	18,760	8,033	8,310	8,764	8,639	7,819
NYWealthmark ML3 No. of Units	—	—	177	358	628	826	831	—	—	552
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.828	17.099	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203
Value at End of Year	21.661	16.828	17.099	16.331	16.315	12.921	10.773	12.095	11.066	7.959
Wealthmark ML3 No. of Units	9,449	9,870	2,099	2,120	1,715	—	—	—	1,068	1,107
NYWealthmark ML3 No. of Units	5,190	10,963	11,125	12,164	11,989	10,182	10,647	7,833	7,880	7,942
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.585	16.878	16.144	16.152	12.812	10.698	12.029	11.022	13.190	—
Value at End of Year	21.317	16.585	16.878	16.144	16.152	12.812	10.698	12.029	11.022	—
Wealthmark ML3 No. of Units	22,786	27,170	28,595	53,636	59,274	52,781	57,181	45,742	33,786	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.268	16.587	15.898	15.938	12.667	10.599	11.941	10.963	7.913	13.172
Value at End of Year	20.867	16.268	16.587	15.898	15.938	12.667	10.599	11.941	10.963	7.913
Wealthmark ML3 No. of Units	8,908	11,069	10,809	11,073	11,212	7,274	7,509	7,344	7,268	341
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.586	9.161	11.587	9.667	6.126	13.480
Value at End of Year	—	—	—	—	—	10.586	9.161	11.587	9.667	6.126
Wealthmark ML3 No. of Units	—	—	—	—	—	6,698	5,518	6,017	6,417	1,617
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	10.556	9.139	11.566	9.655	6.121	13.475
Value at End of Year	—	—	—	—	—	10.556	9.139	11.566	9.655	6.121
Wealthmark ML3 No. of Units	—	—	—	—	—	1,477	1,538	4,891	4,881	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	3,857	4,333	1,055	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	10.466	9.076	11.502	9.616	6.105	13.462
Value at End of Year	—	—	—	—	—	10.466	9.076	11.502	9.616	6.105
Wealthmark ML3 No. of Units	—	—	—	—	—	17,782	25,832	17,353	17,908	5,281
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	10.348	8.991	11.418	9.565	13.444	—
Value at End of Year	—	—	—	—	—	10.348	8.991	11.418	9.565	—
Wealthmark ML3 No. of Units	—	—	—	—	—	5,266	5,332	5,000	4,320	—
American Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	32.191	30.015	28.693	27.019	21.215	18.399	19.645	16.906	12.393	22.614
Value at End of Year	40.449	32.191	30.015	28.693	27.019	21.215	18.399	19.645	16.906	12.393
Wealthmark ML3 No. of Units	32,466	32,601	36,930	42,404	57,004	67,828	73,941	77,618	63,468	87,673
NYWealthmark ML3 No. of Units	1,567	1,606	54	56	59	59	59	60	665	1,188
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	31.972	29.826	28.526	26.876	21.113	18.319	19.570	16.849	12.358	22.561
Value at End of Year	40.154	31.972	29.826	28.526	26.876	21.113	18.319	19.570	16.849	12.358
Wealthmark ML3 No. of Units	34,326	37,193	38,801	40,996	47,074	51,831	65,666	70,190	75,438	79,368
NYWealthmark ML3 No. of Units	1,202	1,968	4,315	4,272	4,489	4,956	5,001	5,054	6,037	4,640
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	31.323	29.265	28.031	26.449	20.809	18.083	19.347	16.682	12.254	22.404
Value at End of Year	39.280	31.323	29.265	28.031	26.449	20.809	18.083	19.347	16.682	12.254
Wealthmark ML3 No. of Units	21,518	28,075	30,453	37,947	45,082	49,476	64,106	59,032	73,944	75,279
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	31.110	29.080	27.868	26.308	20.708	18.005	19.273	16.626	12.219	22.352
Value at End of Year	38.993	31.110	29.080	27.868	26.308	20.708	18.005	19.273	16.626	12.219
Wealthmark ML3 No. of Units	142	151	160	168	176	177	2,318	6,012	7,372	7,463

U-4

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	30.478	28.533	27.385	25.891	20.410	17.772	19.052	16.461	12.116	22.197
Value at End of Year	38.145	30.478	28.533	27.385	25.891	20.410	17.772	19.052	16.461	12.116
Wealthmark ML3 No. of Units	195	2,277	2,278	4,347	7,703	7,375	7,591	8,892	9,168	8,200
American Growth-Income Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	28.820	26.382	26.564	24.525	18.769	16.318	16.970	15.565	12.110	19.914
Value at End of Year	34.555	28.820	26.382	26.564	24.525	18.769	16.318	16.970	15.565	12.110
Wealthmark ML3 No. of Units	20,850	22,382	23,099	26,159	26,713	30,092	32,090	33,975	24,960	34,534
NYWealthmark ML3 No. of Units	1,460	1,547	1,642	1,737	1,836	1,925	2,030	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.624	26.215	26.410	24.394	18.679	16.248	16.905	15.513	12.076	19.867
Value at End of Year	34.303	28.624	26.215	26.410	24.394	18.679	16.248	16.905	15.513	12.076
Wealthmark ML3 No. of Units	27,593	29,320	30,035	32,231	34,600	34,247	42,264	43,540	40,823	48,452
NYWealthmark ML3 No. of Units	4,075	4,964	5,129	3,996	4,119	3,347	3,430	3,113	5,935	2,326
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	28.043	25.722	25.952	24.007	18.410	16.038	16.712	15.359	11.974	19.729
Value at End of Year	33.557	28.043	25.722	25.952	24.007	18.410	16.038	16.712	15.359	11.974
Wealthmark ML3 No. of Units	19,012	23,401	26,423	27,925	27,461	35,701	36,681	32,168	27,736	28,728
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	27.852	25.559	15.969	—	—	—	16.648	15.308	11.940	19.683
Value at End of Year	33.312	27.852	25.559	—	—	—	15.969	16.648	15.308	11.940
Wealthmark ML3 No. of Units	2,694	2,823	2,963	—	—	—	4,599	5,086	6,035	6,189
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	27.287	25.078	25.353	23.501	18.057	15.763	16.458	15.156	11.839	19.546
Value at End of Year	32.587	27.287	25.078	25.353	23.501	18.057	15.763	16.458	15.156	11.839
Wealthmark ML3 No. of Units	741	42	246	2,265	6,564	6,886	6,027	8,151	8,140	11,768
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.099	13.587	13.632	12.101	8.888	11.951
Value at End of Year	—	—	—	—	—	15.099	13.587	13.632	12.101	8.888
Wealthmark ML3 No. of Units	—	—	—	—	—	10,457	10,619	17,933	4,691	600
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	172	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	15.056	13.556	13.607	12.085	8.880	11.947
Value at End of Year	—	—	—	—	—	15.056	13.556	13.607	12.085	8.880
Wealthmark ML3 No. of Units	—	—	—	—	—	29,975	18,592	17,779	1,793	1,275
NYWealthmark ML3 No. of Units	—	—	—	—	—	2,939	2,973	2,992	3,026	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	14.928	13.461	13.532	12.037	8.858	11.935
Value at End of Year	—	—	—	—	—	14.928	13.461	13.532	12.037	8.858
Wealthmark ML3 No. of Units	—	—	—	—	—	48,160	50,597	55,895	9,024	5,950
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	14.886	13.430	13.508	11.931	—	—
Value at End of Year	—	—	—	—	—	14.886	13.430	13.508	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,547	1,556	1,565	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	14.760	13.336	13.433	11.972	11.919	—
Value at End of Year	—	—	—	—	—	14.760	13.336	13.433	11.972	—
Wealthmark ML3 No. of Units	—	—	—	—	—	1,029	2,913	3,057	1,903	—
American International Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.125	26.780	28.652	30.076	25.273	21.913	26.019	24.796	17.701	31.284
Value at End of Year	35.086	27.125	26.780	28.652	30.076	25.273	21.913	26.019	24.796	17.701
Wealthmark ML3 No. of Units	12,320	12,899	16,714	19,421	28,754	35,283	37,051	39,068	29,314	47,793
NYWealthmark ML3 No. of Units	395	—	—	—	—	—	—	—	—	—

U-5

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.940	26.611	28.486	29.916	25.151	21.819	25.919	24.713	17.651	31.211
Value at End of Year	34.830	26.940	26.611	28.486	29.916	25.151	21.819	25.919	24.713	17.651
Wealthmark ML3 No. of Units	18,570	21,865	22,446	23,134	23,592	25,412	28,877	30,613	30,499	28,572
NYWealthmark ML3 No. of Units	524	651	1,162	1,200	1,222	1,238	2,185	2,179	1,779	2,569
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.393	26.110	27.991	29.441	24.789	21.537	25.623	24.467	17.502	30.994
Value at End of Year	34.072	26.393	26.110	27.991	29.441	24.789	21.537	25.623	24.467	17.502
Wealthmark ML3 No. of Units	18,757	23,104	23,913	25,004	28,493	29,615	34,139	37,991	32,007	44,818
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	25.525	24.386	17.452	30.922
Value at End of Year	—	—	—	—	—	—	21.444	25.525	24.386	17.452
Wealthmark ML3 No. of Units	—	—	—	—	—	—	2,311	2,488	3,293	3,592
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	25.682	25.457	27.346	28.820	24.315	21.167	25.234	24.144	17.305	30.707
Value at End of Year	33.087	25.682	25.457	27.346	28.820	24.315	21.167	25.234	24.144	17.305
Wealthmark ML3 No. of Units	490	490	490	585	3,106	3,125	3,608	3,317	3,680	5,156
American New World Trust (merged into Emerging Markets Value Trust eff 10-27-2017) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.179	12.787	13.504	14.982	13.754	11.940	14.181	12.303	8.405	14.902
Value at End of Year	—	13.179	12.787	13.504	14.982	13.754	11.940	14.181	12.303	8.405
Wealthmark ML3 No. of Units	—	8,336	10,113	12,905	14,374	17,772	22,254	20,283	20,196	10,120
NYWealthmark ML3 No. of Units	—	3,877	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.115	12.732	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897
Value at End of Year	—	13.115	12.732	13.452	14.932	13.715	11.912	14.155	12.286	8.398
Wealthmark ML3 No. of Units	—	1,836	5,580	5,611	6,037	6,869	8,549	12,195	8,494	6,849
NYWealthmark ML3 No. of Units	—	1,237	1,570	1,027	1,580	1,586	2,048	1,772	1,671	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.926	12.567	13.298	14.783	13.598	11.829	14.077	12.237	8.376	14.882
Value at End of Year	—	12.926	12.567	13.298	14.783	13.598	11.829	14.077	12.237	8.376
Wealthmark ML3 No. of Units	—	8,056	9,706	9,941	14,823	16,004	19,485	23,628	21,861	12,331
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	14.052	8.369	—	14.877
Value at End of Year	—	—	—	—	—	—	11.801	14.052	—	8.369
Wealthmark ML3 No. of Units	—	—	—	—	—	—	1,285	1,295	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.678	12.351	13.095	14.587	13.445	11.719	13.974	12.172	8.348	14.863
Value at End of Year	—	12.678	12.351	13.095	14.587	13.445	11.719	13.974	12.172	8.348
Wealthmark ML3 No. of Units	—	930	937	943	949	2,987	2,969	2,991	2,036	—
Blue Chip Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.707	26.985	24.754	23.112	16.661	14.344	14.404	12.630	9.007	15.962
Value at End of Year	35.720	26.707	26.985	24.754	23.112	16.661	14.344	14.404	12.630	9.007
Wealthmark ML3 No. of Units	12,344	9,069	8,533	9,528	9,568	9,762	7,126	13,421	6,910	7,968
NYWealthmark ML3 No. of Units	198	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	28.419	28.730	26.367	24.631	17.764	15.302	15.373	13.487	9.623	17.062
Value at End of Year	37.991	28.419	28.730	26.367	24.631	17.764	15.302	15.373	13.487	9.623
Wealthmark ML3 No. of Units	2,435	2,617	2,330	855	1,364	5,792	4,811	5,146	3,124	3,630
NYWealthmark ML3 No. of Units	7,323	14,486	9,967	7,180	7,893	9,297	7,384	6,989	7,108	8,138
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	27.802	28.148	25.872	24.205	17.483	15.083	15.175	13.334	9.527	16.918
Value at End of Year	37.110	27.802	28.148	25.872	24.205	17.483	15.083	15.175	13.334	9.527
Wealthmark ML3 No. of Units	16,610	15,428	16,561	13,611	16,650	14,337	10,811	4,761	1,907	25,206
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	30.837	31.283	28.811	27.009	19.547	16.898	17.035	14.998	19.106	—
Value at End of Year	41.080	30.837	31.283	28.811	27.009	19.547	16.898	17.035	14.998	—
Wealthmark ML3 No. of Units	896	3,222	3,228	3,151	3,156	3,162	3,167	1,079	576	—

U-6

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.091	12.939	13.149	12.683	13.108	12.558	12.500	—	—	—
Value at End of Year	13.323	13.091	12.939	13.149	12.683	13.108	12.558	—	—	—
Wealthmark ML3 No. of Units	5,684	5,642	5,931	6,448	9,256	12,222	12,217	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.057	12.912	13.128	12.669	13.100	12.557	12.500	—	—	—
Value at End of Year	13.282	13.057	12.912	13.128	12.669	13.100	12.557	—	—	—
Wealthmark ML3 No. of Units	2,042	2,056	3,601	3,621	3,325	4,084	5,742	—	—	—
NYWealthmark ML3 No. of Units	1,470	1,379	1,287	1,293	3,026	3,590	3,478	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.956	12.832	13.066	12.628	13.077	12.554	12.500	—	—	—
Value at End of Year	13.159	12.956	12.832	13.066	12.628	13.077	12.554	—	—	—
Wealthmark ML3 No. of Units	4,097	9,032	13,358	13,111	13,783	21,483	20,617	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.922	12.805	13.045	12.614	13.069	12.553	12.500	—	—	—
Value at End of Year	13.119	12.922	12.805	13.045	12.614	13.069	12.553	—	—	—
Wealthmark ML3 No. of Units	786	836	887	931	5,693	5,729	5,765	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.725	12.983	12.573	13.046	12.550	12.500	—	—	—
Value at End of Year	—	—	12.725	12.983	12.573	13.046	12.550	—	—	—
Wealthmark ML3 No. of Units	—	—	1,914	2,016	2,117	2,221	2,322	—	—	—
Capital Appreciation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	23.963	24.674	22.564	20.955	15.539	13.638	13.888	12.654	9.057	14.700
Value at End of Year	32.106	23.963	24.674	22.564	20.955	15.539	13.638	13.888	12.654	9.057
Wealthmark ML3 No. of Units	865	879	1,010	1,410	870	527	248	2,305	2,858	3,955
NYWealthmark ML3 No. of Units	—	736	742	747	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.985	26.769	24.492	22.757	16.883	14.826	15.106	13.770	9.861	16.012
Value at End of Year	34.798	25.985	26.769	24.492	22.757	16.883	14.826	15.106	13.770	9.861
Wealthmark ML3 No. of Units	603	606	1,416	1,534	6,867	11,658	1,038	3,332	5,204	5,354
NYWealthmark ML3 No. of Units	2,872	2,233	2,145	1,309	1,385	1,501	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	25.420	26.227	24.032	22.363	16.616	14.613	14.911	13.613	9.763	15.877
Value at End of Year	33.991	25.420	26.227	24.032	22.363	16.616	14.613	14.911	13.613	9.763
Wealthmark ML3 No. of Units	4,495	4,688	6,311	3,147	3,062	3,407	2,971	2,779	3,355	1,406
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	30.369	31.395	28.825	26.877	20.010	17.633	18.029	16.493	11.851	19.312
Value at End of Year	40.527	30.369	31.395	28.825	26.877	20.010	17.633	18.029	16.493	11.851
Wealthmark ML3 No. of Units	663	724	689	734	806	905	908	932	919	238
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	21.354	20.130	19.472	17.669	14.731	13.082	12.927	11.565	9.056	12.500
Value at End of Year	24.154	21.354	20.130	19.472	17.669	14.731	13.082	12.927	11.565	9.056
Wealthmark ML3 No. of Units	5,887	6,519	2,058	1,375	773	1,141	1,147	1,153	1,159	3,408
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.263	20.054	12.500	—	—	—	—	—	—	—
Value at End of Year	24.039	21.263	20.054	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,807	2,133	2,243	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	1,701	1,647	1,698	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.992	19.828	19.219	17.474	14.598	12.989	12.861	11.529	9.046	12.500
Value at End of Year	23.697	20.992	19.828	19.219	17.474	14.598	12.989	12.861	11.529	9.046
Wealthmark ML3 No. of Units	5,551	5,670	7,865	21,318	20,519	20,814	20,900	20,992	21,087	881
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.902	19.754	12.500	—	—	—	—	—	—	—
Value at End of Year	23.584	20.902	19.754	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	5,788	5,817	1,975	—	—	—	—	—	—	—

U-7

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.494	9.036	12.500
Value at End of Year	—	—	—	—	—	—	—	12.796	11.494	9.036
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	1,232	1,241	1,156
Classic Value Trust (merged into Equity-Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.431
Value at End of Year	—	—	—	—	—	—	—	—	—	7.710
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,915
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.810	16.350	12.500	—	—
Value at End of Year	—	—	—	—	—	—	15.810	16.350	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	6,536	6,949	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	15.789	16.336	15.007	12.500	—
Value at End of Year	—	—	—	—	—	—	15.789	16.336	15.007	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	878	260	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	37	75	75	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	15.726	16.295	12.500	—	—
Value at End of Year	—	—	—	—	—	—	15.726	16.295	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	2,614	1,132	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.469	11.185	11.664	10.752	8.738	12.500
Value at End of Year	—	—	—	—	—	12.469	11.185	11.664	10.752	8.738
Wealthmark ML3 No. of Units	—	—	—	—	—	778	782	786	790	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	12.356	11.106	11.605	10.719	12.500	—
Value at End of Year	—	—	—	—	—	12.356	11.106	11.605	10.719	—
Wealthmark ML3 No. of Units	—	—	—	—	—	2,461	2,474	2,488	2,502	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	10.686	8.719	12.500
Value at End of Year	—	—	—	—	—	—	—	11.546	10.686	8.719
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	960	967	1,186
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.412	16.537	15.004	12.500	—
Value at End of Year	—	—	—	—	—	—	16.412	16.537	15.004	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	4,234	1,862	1,878	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	27,847	29,949	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.390	16.523	14.999	12.500	—
Value at End of Year	—	—	—	—	—	—	16.390	16.523	14.999	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	15,503	—	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,907	2,601	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	16.325	16.482	14.984	12.500	—
Value at End of Year	—	—	—	—	—	—	16.325	16.482	14.984	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	5,533	1,765	2,545	—
Core Bond Trust - Series II Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	16.798	16.655	12.500	—	—	—	—	—	—	—
Value at End of Year	17.054	16.798	16.655	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	60,492	61,573	69,275	—	—	—	—	—	—	—

U-8

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.701	16.567	12.500	—	—	—	—	—	—	—
Value at End of Year	16.946	16.701	16.567	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	17,896	21,774	24,005	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	13,928	3,279	4,495	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.411	16.303	12.500	—	—	—	—	—	—	—
Value at End of Year	16.627	16.411	16.303	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	26,675	43,115	45,777	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.032	15.959	12.500	—	—	—	—	—	—	—
Value at End of Year	16.211	16.032	15.959	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	6,436	6,879	7,496	—	—	—	—	—	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	16.357	16.963	15.370	12.500	—
Value at End of Year	—	—	—	—	—	—	16.357	16.963	15.370	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	17,963	17,118	3,038	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	16.335	16.949	15.365	12.500	—
Value at End of Year	—	—	—	—	—	—	16.335	16.949	15.365	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	24,861	25,170	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	1,697	1,702	1,799	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	16.270	16.907	15.349	12.500	—
Value at End of Year	—	—	—	—	—	—	16.270	16.907	15.349	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	5,214	5,414	2,789	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	16.184	16.851	15.329	12.500	—
Value at End of Year	—	—	—	—	—	—	16.184	16.851	15.329	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	4,793	6,142	7,158	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.126
Value at End of Year	—	—	—	—	—	—	—	—	—	6.306
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	506
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	17.067	15.659	15.837	12.500	—	—
Value at End of Year	—	—	—	—	—	17.067	15.659	15.837	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	13,686	16,990	16,073	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	17.035	15.638	15.824	12.500	—	—
Value at End of Year	—	—	—	—	—	17.035	15.638	15.824	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	26,264	31,273	41,990	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	6,037	6,614	7,004	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	16.942	15.576	15.784	14.664	12.500	—
Value at End of Year	—	—	—	—	—	16.942	15.576	15.784	14.664	—
Wealthmark ML3 No. of Units	—	—	—	—	—	11,315	9,713	5,888	3,082	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.996	15.306	16.167	15.178	12.500	—
Value at End of Year	—	—	—	—	—	16.996	15.306	16.167	15.178	—
Wealthmark ML3 No. of Units	—	—	—	—	—	5,521	14,905	24,379	21,376	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	637	8,501	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	16.965	15.286	16.154	15.173	12.500	—
Value at End of Year	—	—	—	—	—	16.965	15.286	16.154	15.173	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	3,570	3,977	12,279	23,224	—

U-9

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	16.872	15.225	16.114	15.158	12.500	—
Value at End of Year	—	—	—	—	—	16.872	15.225	16.114	15.158	—
Wealthmark ML3 No. of Units	—	—	—	—	—	7,604	9,130	7,263	16,441	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	16.841	15.205	16.100	15.153	12.500	—
Value at End of Year	—	—	—	—	—	16.841	15.205	16.100	15.153	—
Wealthmark ML3 No. of Units	—	—	—	—	—	4,864	5,354	5,581	5,934	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	15.138	12.500	—
Value at End of Year	—	—	—	—	—	—	—	16.060	15.138	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	6,171	7,193	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.443	17.531	17.889	17.172	14.666	13.281	13.501	12.236	10.225	14.139
Value at End of Year	—	18.443	17.531	17.889	17.172	14.666	13.281	13.501	12.236	10.225
Wealthmark ML3 No. of Units	—	114,200	136,893	198,966	217,236	154,750	185,619	221,249	243,087	285,792
NYWealthmark ML3 No. of Units	—	17,151	16,468	17,141	31,068	37,661	39,198	40,352	41,867	43,514
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	18.343	17.444	17.810	17.104	14.615	13.242	13.468	12.212	10.211	14.126
Value at End of Year	—	18.343	17.444	17.810	17.104	14.615	13.242	13.468	12.212	10.211
Wealthmark ML3 No. of Units	—	37,971	66,686	80,050	83,110	75,797	86,252	101,990	122,073	140,584
NYWealthmark ML3 No. of Units	—	43,834	51,687	55,524	78,317	70,542	73,431	83,151	90,674	93,267
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.046	17.187	17.574	16.903	14.465	13.126	13.370	12.141	10.167	14.086
Value at End of Year	—	18.046	17.187	17.574	16.903	14.465	13.126	13.370	12.141	10.167
Wealthmark ML3 No. of Units	—	94,722	106,749	124,605	166,137	131,063	138,182	169,203	187,261	191,790
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	17.948	17.103	17.496	16.837	14.416	13.087	13.337	12.118	10.152	14.073
Value at End of Year	—	17.948	17.103	17.496	16.837	14.416	13.087	13.337	12.118	10.152
Wealthmark ML3 No. of Units	—	18,323	21,090	24,153	28,061	22,638	23,046	24,448	26,805	33,294
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	17.658	16.851	17.265	16.639	14.267	12.972	13.240	12.047	10.108	14.033
Value at End of Year	—	17.658	16.851	17.265	16.639	14.267	12.972	13.240	12.047	10.108
Wealthmark ML3 No. of Units	—	10,665	11,117	13,633	17,101	17,755	17,765	21,988	25,466	30,175
Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index Trust VIP) - Class B2 Shares (units first credited 09-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	34.392	31.443	31.725	28.542	22.076	19.474	19.519	17.363	14.032	22.776
Value at End of Year	40.956	34.392	31.443	31.725	28.542	22.076	19.474	19.519	17.363	14.032
Wealthmark ML3 No. of Units	51,580	57,454	61,394	67,922	92,019	99,319	115,367	126,765	161,446	192,690
NYWealthmark ML3 No. of Units	7,706	7,810	8,047	8,767	11,540	14,390	14,439	14,948	15,068	15,658
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.148	31.235	31.532	28.382	21.963	19.384	19.439	17.300	13.989	22.717
Value at End of Year	40.645	34.148	31.235	31.532	28.382	21.963	19.384	19.439	17.300	13.989
Wealthmark ML3 No. of Units	13,345	21,868	24,205	28,884	42,989	52,616	57,056	70,429	88,053	98,001
NYWealthmark ML3 No. of Units	33,827	41,625	50,658	65,965	87,530	108,885	109,682	115,195	120,047	124,739
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	33.427	30.621	30.958	27.907	21.628	19.118	19.200	17.113	13.858	22.539
Value at End of Year	39.727	33.427	30.621	30.958	27.907	21.628	19.118	19.200	17.113	13.858
Wealthmark ML3 No. of Units	19,206	33,965	41,243	43,395	58,856	48,940	48,666	56,742	63,770	98,996
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	33.189	30.419	30.769	27.751	21.518	19.029	19.121	17.051	13.815	22.480
Value at End of Year	39.425	33.189	30.419	30.769	27.751	21.518	19.029	19.121	17.051	13.815
Wealthmark ML3 No. of Units	58,071	59,065	60,524	61,653	62,890	68,262	77,255	79,317	84,761	85,473
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	27.670	25.398	25.729	23.240	18.047	15.984	16.085	14.365	11.657	18.996
Value at End of Year	32.819	27.670	25.398	25.729	23.240	18.047	15.984	16.085	14.365	11.657
Wealthmark ML3 No. of Units	17,862	18,245	19,804	22,359	24,141	25,067	27,916	34,176	34,931	46,272

U-10

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.499	12.189	12.682	11.391	9.121	12.500
Value at End of Year	—	—	—	—	—	13.499	12.189	12.682	11.391	9.121
Wealthmark ML3 No. of Units	—	—	—	—	—	1,154	1,160	1,166	1,172	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	9.119
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,824
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	13.377	12.103	12.618	11.356	9.111	12.500
Value at End of Year	—	—	—	—	—	13.377	12.103	12.618	11.356	9.111
Wealthmark ML3 No. of Units	—	—	—	—	—	7,201	7,385	7,596	7,791	5,687
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	11.321	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,084	—
DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio) (substituted with Investment Quality Bond Trust eff 11-16-2009) Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.949
Value at End of Year	—	—	—	—	—	—	—	—	—	11.016
Wealthmark ML3 No. of Units	—	—	—	—	—		—	—	—	493,160
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	30,512
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.912
Value at End of Year	—	—	—	—	—	—	—	—	—	10.981
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	190,987
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	115,494
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.803
Value at End of Year	—	—	—	—	—	—	—	—	—	10.879
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	287,915
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.767
Value at End of Year	—	—	—	—	—	—	—	—	—	10.845
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	152,699
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.279
Value at End of Year	—	—	—	—	—	—	—	—	—	10.445
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	54,945
Emerging Market Value Trust - Series II Shares (units first credited 10-27-2017)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.962	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	10,256	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	4,821	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.961	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	2,391	—	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,551	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.958	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	10,025	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.953	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	1,164	—	—	—	—	—	—	—	—	—

U-11

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Equity-Income Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.522	21.820	23.831	22.593	17.703	15.360	15.775	13.956	11.302	17.998
Value at End of Year	29.123	25.522	21.820	23.831	22.593	17.703	15.360	15.775	13.956	11.302
Wealthmark ML3 No. of Units	18,622	15,178	18,816	20,785	21,742	21,662	16,949	12,983	10,460	9,862
NYWealthmark ML3 No. of Units	481	278	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.648	21.083	23.038	21.852	17.131	14.871	15.281	13.526	10.958	17.461
Value at End of Year	28.112	24.648	21.083	23.038	21.852	17.131	14.871	15.281	13.526	10.958
Wealthmark ML3 No. of Units	9,690	9,826	10,835	10,938	12,718	15,644	20,557	19,491	18,273	16,603
NYWealthmark ML3 No. of Units	9,950	8,343	8,610	13,771	4,997	3,202	3,183	2,216	1,706	3,634
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.112	20.656	22.605	21.474	16.860	14.658	15.084	13.371	10.850	17.314
Value at End of Year	27.460	24.112	20.656	22.605	21.474	16.860	14.658	15.084	13.371	10.850
Wealthmark ML3 No. of Units	18,042	22,561	23,909	20,938	17,545	15,925	14,753	6,948	6,025	4,443
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	23.936	20.516	22.463	21.349	17.265	—	—	—	—	—
Value at End of Year	27.246	23.936	20.516	22.463	21.349	—	—	—	—	—
Wealthmark ML3 No. of Units	2,496	2,615	2,746	6,011	6,301	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	27.489	23.596	25.874	24.628	19.375	16.879	17.404	15.459	12.569	20.097
Value at End of Year	31.243	27.489	23.596	25.874	24.628	19.375	16.879	17.404	15.459	12.569
Wealthmark ML3 No. of Units	1,457	3,704	3,829	3,663	5,773	8,792	9,142	6,981	7,068	300
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.972	19.591	20.509	19.231	14.983	12.930	14.550	13.207	9.524	17.527
Value at End of Year	25.991	22.972	19.591	20.509	19.231	14.983	12.930	14.550	13.207	9.524
Wealthmark ML3 No. of Units	1,882	1,929	1,982	1,721	1,734	1,432	1,389	2,640	1,339	1,962
NYWealthmark ML3 No. of Units	2,361	2,186	—	—	—	—	—	—	392	431
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	22.555	19.245	18.910	18.910	14.740	12.727	14.329	13.013	9.389	17.287
Value at End of Year	25.507	22.555	19.245	18.910	18.910	14.740	12.727	14.329	13.013	9.389
Wealthmark ML3 No. of Units	127	128	130	—	—	—	1,121	5,502	8,594	7,041
NYWealthmark ML3 No. of Units	—	—	—	—	79	316	317	319	690	695
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	22.065	18.855	19.778	18.582	14.507	12.544	14.144	12.864	9.295	17.141
Value at End of Year	24.915	22.065	18.855	19.778	18.582	14.507	12.544	14.144	12.864	9.295
Wealthmark ML3 No. of Units	74	83	782	692	3,410	77	77	914	1,108	79
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	18.738	20.264	20.038	16.392	14.364	14.856	13.676	10.603	16.727
Value at End of Year	—	—	18.738	20.264	20.038	16.392	14.364	14.856	13.676	10.603
Wealthmark ML3 No. of Units	—	—	26,769	28,034	31,607	34,349	40,243	49,465	79,296	80,965
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	18.657	20.186	19.971	16.346	14.331	14.829	13.657	10.594	16.721
Value at End of Year	—	—	18.657	20.186	19.971	16.346	14.331	14.829	13.657	10.594
Wealthmark ML3 No. of Units	—	—	2,449	2,579	3,751	—	9,726	11,257	41,064	82,284
NYWealthmark ML3 No. of Units	—	—	14,610	14,890	16,279	16,615	16,961	15,104	15,278	20,532
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	18.416	19.955	19.772	16.207	14.231	14.748	13.603	7.564	11.957
Value at End of Year	—	—	18.416	19.955	19.772	16.207	14.231	14.748	13.603	7.564
Wealthmark ML3 No. of Units	—	—	10,680	22,555	19,856	20,584	20,904	21,241	25,966	24,656
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	13.585	10.559	16.699
Value at End of Year	—	—	—	—	—	—	—	14.720	13.585	10.559
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,132	4,947	6,166
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	12.955	13.965	13.965	11.470	10.091	10.479	9.685	7.539	11.941
Value at End of Year	—	—	12.955	13.965	13.965	11.470	10.091	10.479	9.685	7.539
Wealthmark ML3 No. of Units	—	—	208	—	1,989	1,989	1,989	1,989	1,989	1,989

U-12

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	31.607	29.721	29.100	27.003	20.253	16.699	17.374	14.815	11.765	21.292
Value at End of Year	39.620	31.607	29.721	29.100	27.003	20.253	16.699	17.374	14.815	11.765
Wealthmark ML3 No. of Units	177,113	156,493	233,121	275,655	352,911	449,326	516,540	564,421	646,587	736,169
NYWealthmark ML3 No. of Units	21,790	26,649	28,835	33,946	53,018	60,957	65,985	66,829	84,335	86,588
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	31.715	29.838	29.228	27.136	20.363	16.798	17.486	14.918	11.853	21.242
Value at End of Year	39.736	31.715	29.838	29.228	27.136	20.363	16.798	17.486	14.918	11.853
Wealthmark ML3 No. of Units	96,137	115,692	121,960	130,955	147,521	186,682	174,937	189,971	224,691	277,893
NYWealthmark ML3 No. of Units	50,392	60,826	68,964	87,601	110,304	136,008	142,542	160,805	175,683	192,730
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	31.072	29.276	28.721	26.706	20.070	16.581	17.286	14.770	11.752	21.094
Value at End of Year	38.871	31.072	29.276	28.721	26.706	20.070	16.581	17.286	14.770	11.752
Wealthmark ML3 No. of Units	119,421	139,881	153,621	176,449	206,094	259,369	288,692	337,025	396,564	464,314
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	30.860	29.091	28.554	26.563	19.973	16.510	17.220	14.721	11.719	21.045
Value at End of Year	38.587	30.860	29.091	28.554	26.563	19.973	16.510	17.220	14.721	11.719
Wealthmark ML3 No. of Units	139,916	144,887	154,902	164,032	179,639	187,152	198,926	203,722	214,355	217,733
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	30.234	28.544	28.059	26.142	19.685	16.297	17.023	14.574	11.620	20.899
Value at End of Year	37.748	30.234	28.544	28.059	26.142	19.685	16.297	17.023	14.574	11.620
Wealthmark ML3 No. of Units	24,007	32,896	33,349	36,581	42,700	49,296	58,538	85,008	93,613	112,720
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.383	11.194	11.519	10.627	8.528	12.561
Value at End of Year	—	—	—	—	—	12.383	11.194	11.519	10.627	8.528
Wealthmark ML3 No. of Units	—	—	—	—	—	21,892	31,916	34,817	36,815	36,303
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	8.524	12.560
Value at End of Year	—	—	—	—	—	—	—	—	10.616	8.524
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	16,360	16,486
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	6,111	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	12.256	11.102	11.447	10.582	8.509	12.557
Value at End of Year	—	—	—	—	—	12.256	11.102	11.447	10.582	8.509
Wealthmark ML3 No. of Units	—	—	—	—	—	10,806	11,468	12,005	12,444	12,402
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.131	11.010	11.375	10.537	8.490	12.554
Value at End of Year	—	—	—	—	—	12.131	11.010	11.375	10.537	8.490
Wealthmark ML3 No. of Units	—	—	—	—	—	377	392	1,360	1,375	609
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.462	22.617	23.295	21.452	16.508	13.511	13.514	12.147	9.919	17.198
Value at End of Year	28.201	24.462	22.617	23.295	21.452	16.508	13.511	13.514	12.147	9.919
Wealthmark ML3 No. of Units	116,736	130,264	155,302	176,559	100,357	149,150	170,689	189,359	217,962	244,934
NYWealthmark ML3 No. of Units	14,967	22,868	25,910	27,939	9,016	10,998	11,842	12,424	13,292	19,313
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.307	22.485	23.171	21.348	16.437	13.459	13.469	12.113	9.895	17.166
Value at End of Year	28.009	24.307	22.485	23.171	21.348	16.437	13.459	13.469	12.113	9.895
Wealthmark ML3 No. of Units	31,289	51,271	53,263	56,729	19,593	21,686	23,189	34,848	44,915	46,562
NYWealthmark ML3 No. of Units	62,402	75,542	91,498	108,178	32,810	39,895	43,116	43,935	49,890	52,454
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	23.850	22.095	22.804	21.041	16.224	13.305	13.335	12.010	9.826	17.072
Value at End of Year	27.441	23.850	22.095	22.804	21.041	16.224	13.305	13.335	12.010	9.826
Wealthmark ML3 No. of Units	89,473	101,878	110,435	119,678	63,963	73,440	78,012	85,124	99,307	112,618
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	23.699	21.967	22.682	20.939	16.154	13.254	13.291	11.976	9.804	17.041
Value at End of Year	27.254	23.699	21.967	22.682	20.939	16.154	13.254	13.291	11.976	9.804
Wealthmark ML3 No. of Units	18,468	18,631	18,935	20,576	9,357	9,490	9,832	10,102	10,665	10,913

U-13

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	23.253	21.585	22.322	20.638	15.945	13.103	13.159	11.875	9.735	16.947
Value at End of Year	26.701	23.253	21.585	22.322	20.638	15.945	13.103	13.159	11.875	9.735
Wealthmark ML3 No. of Units	6,229	7,783	9,271	10,026	5,697	6,464	6,944	8,969	9,400	10,734
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	21.498	16.408	14.740	15.606	14.055	10.859	18.237
Value at End of Year	—	—	—	—	21.498	16.408	14.740	15.606	14.055	10.859
Wealthmark ML3 No. of Units	—	—	—	—	139,215	177,768	211,179	228,342	275,228	318,705
NYWealthmark ML3 No. of Units	—	—	—	—	33,610	37,535	38,121	38,887	47,275	48,771
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049
Value at End of Year	—	—	—	—	21.212	16.198	14.558	15.422	13.897	10.742
Wealthmark ML3 No. of Units	—	—	—	—	49,561	63,984	68,663	82,883	101,654	109,058
NYWealthmark ML3 No. of Units	—	—	—	—	102,312	119,177	123,181	143,840	136,953	148,486
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	20.845	15.941	14.349	15.224	13.738	10.635	17.897
Value at End of Year	—	—	—	—	20.845	15.941	14.349	15.224	13.738	10.635
Wealthmark ML3 No. of Units	—	—	—	—	89,176	103,777	118,829	131,402	155,447	184,927
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	20.724	15.857	14.280	15.158	13.686	10.600	17.847
Value at End of Year	—	—	—	—	20.724	15.857	14.280	15.158	13.686	10.600
Wealthmark ML3 No. of Units	—	—	—	—	17,023	17,976	18,654	20,237	21,884	24,722
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	23.434	17.957	16.197	17.218	15.569	12.077	20.363
Value at End of Year	—	—	—	—	23.434	17.957	16.197	17.218	15.569	12.077
Wealthmark ML3 No. of Units	—	—	—	—	11,953	13,893	14,732	17,267	20,480	28,022
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.790
Value at End of Year	—	—	—	—	—	—	—	—	—	10.189
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.679
Value at End of Year	—	—	—	—	—	—	—	—	—	10.757
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,947
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	16,604
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.539
Value at End of Year	—	—	—	—	—	—	—	—	—	10.651
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,508
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.492
Value at End of Year	—	—	—	—	—	—	—	—	—	10.615
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.346
Value at End of Year	—	—	—	—	—	—	—	—	—	12.434
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Global Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.635	21.372	22.569	22.466	24.213	23.048	21.526	19.872	17.546	18.711
Value at End of Year	23.087	21.635	21.372	22.569	22.466	24.213	23.048	21.526	19.872	17.546
Wealthmark ML3 No. of Units	5,724	5,455	5,733	6,473	11,073	17,748	13,496	20,960	15,820	14,312
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	777	1,008

U-14

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.548	20.308	21.456	21.369	23.041	21.944	20.505	18.939	16.731	17.850
Value at End of Year	21.916	20.548	20.308	21.456	21.369	23.041	21.944	20.505	18.939	16.731
Wealthmark ML3 No. of Units	1,492	759	786	814	2,405	2,261	2,353	2,068	1,875	2,005
NYWealthmark ML3 No. of Units	1,276	1,286	1,582	1,769	2,729	3,228	3,520	3,522	2,063	2,050
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.102	19.897	21.053	20.999	22.677	21.629	20.241	18.724	16.565	17.700
Value at End of Year	21.408	20.102	19.897	21.053	20.999	22.677	21.629	20.241	18.724	16.565
Wealthmark ML3 No. of Units	7,477	12,496	12,850	18,162	20,985	19,110	17,195	18,575	19,497	9,704
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	20.877	22.556	21.526	20.154	18.652	16.510	17.650
Value at End of Year	—	—	—	—	20.877	22.556	21.526	20.154	18.652	16.510
Wealthmark ML3 No. of Units	—	—	—	—	2,866	2,884	2,911	3,258	1,597	1,167
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.268	16.134	17.106	17.097	18.499	17.681	16.579	15.367	13.622	14.585
Value at End of Year	17.291	16.268	16.134	17.106	17.097	18.499	17.681	16.579	15.367	13.622
Wealthmark ML3 No. of Units	674	679	2,225	2,312	11,385	10,548	10,813	15,652	15,348	10,325
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.448	10.953	11.914	10.786	8.045	12.556
Value at End of Year	—	—	—	—	—	12.448	10.953	11.914	10.786	8.045
Wealthmark ML3 No. of Units	—	—	—	—	—	2,027	2,102	2,117	6,465	5,775
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,499
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	12.416	10.930	11.895	10.774	8.041	12.555
Value at End of Year	—	—	—	—	—	12.416	10.930	11.895	10.774	8.041
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	25,829	499
NYWealthmark ML3 No. of Units	—	—	—	—	—	234	235	472	474	6,877
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	12.321	10.862	11.839	10.739	8.027	12.553
Value at End of Year	—	—	—	—	—	12.321	10.862	11.839	10.739	8.027
Wealthmark ML3 No. of Units	—	—	—	—	—	3,942	3,963	11,774	13,852	18,662
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.552
Value at End of Year	—	—	—	—	—	—	—	—	—	8.022
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,556
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.195	10.773	11.765	10.694	12.549	—
Value at End of Year	—	—	—	—	—	12.195	10.773	11.765	10.694	—
Wealthmark ML3 No. of Units	—	—	—	—	—	375	401	368	384	—
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.866	18.488	20.127	21.052	16.358	13.688	14.838	14.026	10.876	18.321
Value at End of Year	23.182	19.866	18.488	20.127	21.052	16.358	13.688	14.838	14.026	10.876
Wealthmark ML3 No. of Units	41,139	46,812	63,677	74,210	78,080	84,429	100,550	110,631	125,907	148,053
NYWealthmark ML3 No. of Units	6,514	9,997	11,442	12,371	13,779	19,076	19,940	21,270	23,867	26,889
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.002	18.624	20.285	21.228	16.503	13.816	14.985	14.171	10.995	18.529
Value at End of Year	23.329	20.002	18.624	20.285	21.228	16.503	13.816	14.985	14.171	10.995
Wealthmark ML3 No. of Units	25,459	32,830	34,399	36,400	32,106	41,237	43,138	51,817	58,584	66,157
NYWealthmark ML3 No. of Units	27,536	21,098	21,878	23,328	27,240	34,683	35,701	39,083	43,480	49,419
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	19.567	18.247	19.904	20.860	16.242	13.618	14.792	14.010	10.886	18.373
Value at End of Year	22.788	19.567	18.247	19.904	20.860	16.242	13.618	14.792	14.010	10.886
Wealthmark ML3 No. of Units	51,967	56,728	60,794	69,577	67,836	81,173	84,088	96,251	99,268	125,144
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	19.424	18.123	19.778	20.739	16.155	13.552	14.728	13.956	10.849	18.322
Value at End of Year	22.610	19.424	18.123	19.778	20.739	16.155	13.552	14.728	13.956	10.849
Wealthmark ML3 No. of Units	50,328	52,265	56,446	59,111	61,086	65,699	67,791	67,456	64,654	4,907

U-15

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	22.304	20.841	22.779	23.922	18.662	15.679	17.065	16.195	12.609	21.324
Value at End of Year	25.924	22.304	20.841	22.779	23.922	18.662	15.679	17.065	16.195	12.609
Wealthmark ML3 No. of Units	7,778	9,075	9,965	11,169	9,627	11,183	12,376	14,199	14,202	17,512
Health Sciences Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	51.951	59.192	53.493	41.341	27.873	21.526	19.823	17.453	13.487	19.606
Value at End of Year	65.032	51.951	59.192	53.493	41.341	27.873	21.526	19.823	17.453	13.487
Wealthmark ML3 No. of Units	4,350	4,260	4,736	3,878	4,945	6,003	5,319	6,582	6,555	8,991
NYWealthmark ML3 No. of Units	1,047	963	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	57.437	65.476	59.202	45.776	30.879	23.859	21.982	19.364	14.972	21.774
Value at End of Year	71.865	57.437	65.476	59.202	45.776	30.879	23.859	21.982	19.364	14.972
Wealthmark ML3 No. of Units	3,673	3,809	1,010	1,022	3,895	7,594	4,248	1,546	754	1,279
NYWealthmark ML3 No. of Units	3,178	5,712	6,610	5,665	6,683	8,633	6,697	6,458	6,944	7,516
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	56.190	64.150	58.090	44.984	30.390	23.516	21.699	19.143	14.823	21.591
Value at End of Year	70.199	56.190	64.150	58.090	44.984	30.390	23.516	21.699	19.143	14.823
Wealthmark ML3 No. of Units	1,786	3,229	3,565	4,465	5,707	3,936	3,751	4,397	2,660	3,514
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	55.780	63.714	57.724	44.722	21.530	—	—	—	—	—
Value at End of Year	69.652	55.780	63.714	57.724	44.722	—	—	—	—	—
Wealthmark ML3 No. of Units	3,776	3,956	4,153	3,161	3,314	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	58.005	66.355	60.207	20.040	—	—	—	—	22.694	—
Value at End of Year	72.322	58.005	66.355	60.207	—	—	—	—	20.040	—
Wealthmark ML3 No. of Units	610	646	548	585	—	—	—	—	393	—
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.448	11.517	—
Value at End of Year	—	—	—	—	—	—	—	12.531	11.448	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	5,513	19,222	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	11.433	6.385	11.513
Value at End of Year	—	—	—	—	—	—	—	12.508	11.433	6.385
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,020	5,331	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,288	5,918	478
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	11.387	6.369	11.501
Value at End of Year	—	—	—	—	—	—	—	12.439	11.387	6.369
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	9,558	18,129	9,091
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	11.486	—	—
Value at End of Year	—	—	—	—	—	—	—	12.348	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	3,845	—	—
High Yield Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.338	21.301	23.679	24.132	22.642	19.365	12.531	17.511	11.533	16.679
Value at End of Year	25.648	24.338	21.301	23.679	24.132	22.642	19.365	12.531	17.511	11.533
Wealthmark ML3 No. of Units	7,947	9,186	9,651	9,058	11,801	5,047	4,110	7,406	10,312	7,220
NYWealthmark ML3 No. of Units	241	221	223	225	—	—	452	575	747	351
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	24.873	21.780	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123
Value at End of Year	26.199	24.873	21.780	24.224	24.700	23.186	19.841	12.508	17.959	11.834
Wealthmark ML3 No. of Units	10,427	11,034	11,949	12,456	20,564	537	587	1,231	1,105	85
NYWealthmark ML3 No. of Units	3,574	5,915	10,740	623	3,034	5,059	4,337	2,712	2,896	1,131
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	24.333	21.339	23.769	24.272	22.819	19.556	12.439	17.755	11.717	16.979
Value at End of Year	25.592	24.333	21.339	23.769	24.272	22.819	19.556	12.439	17.755	11.717
Wealthmark ML3 No. of Units	23,755	23,797	27,546	31,211	34,977	8,426	8,130	13,033	17,220	11,365

U-16

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	24.131	16.931	—	—	—	—	—
Value at End of Year	—	—	—	—	24.131	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	986	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	22.814	20.047	22.375	22.894	21.566	18.520	12.348	16.881	16.208	—
Value at End of Year	23.947	22.814	20.047	22.375	22.894	21.566	18.520	12.348	16.881	—
Wealthmark ML3 No. of Units	2,153	2,012	2,127	2,002	4,441	3,618	5,241	2,757	2,765	—
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.008
Value at End of Year	—	—	—	—	—	—	—	—	—	10.299
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.505
Value at End of Year	—	—	—	—	—	—	—	—	—	10.635
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	862
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.331
Value at End of Year	—	—	—	—	—	—	—	—	—	10.494
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
International Core Trust (merged into International Value Trust eff 10-21-2016) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	17.441	18.788	20.520	16.718	14.803	16.684	13.301	—	22.088
Value at End of Year	—	—	17.441	18.788	20.520	16.718	14.803	16.684	—	13.301
Wealthmark ML3 No. of Units	—	—	7,814	8,012	3,306	1,837	1,330	2,164	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	16.827	18.136	19.817	16.154	14.311	16.137	15.006	12.878	21.396
Value at End of Year	—	—	16.827	18.136	19.817	16.154	14.311	16.137	15.006	12.878
Wealthmark ML3 No. of Units	—	—	4,290	3,944	4,201	4,699	4,985	5,247	8,187	8,027
NYWealthmark ML3 No. of Units	—	—	4,528	14,609	—	—	—	—	—	1,909
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	16.486	17.795	19.474	15.898	14.105	15.929	14.835	12.750	21.216
Value at End of Year	—	—	16.486	17.795	19.474	15.898	14.105	15.929	14.835	12.750
Wealthmark ML3 No. of Units	—	—	6,792	6,804	1,292	1,278	3,458	3,685	2,954	2,673
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-05-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	9.114	10.772	9.827	—	—
Value at End of Year	—	—	—	—	—	—	9.114	10.772	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	291,106	306,429	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	36,974	35,995	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	9.093	10.753	9.814	—	—
Value at End of Year	—	—	—	—	—	—	9.093	10.753	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	111,741	128,478	—	—
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	114,454	133,452	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	9.029	10.694	9.775	—	—
Value at End of Year	—	—	—	—	—	—	9.029	10.694	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	168,841	177,212	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	9.008	10.674	9.762	—	—
Value at End of Year	—	—	—	—	—	—	9.008	10.674	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	185,347	174,546	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	8.945	10.616	9.723	—	—
Value at End of Year	—	—	—	—	—	—	8.945	10.616	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	50,800	49,021	—	—

U-17

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
International Equity Index Trust (formerly International Equity Index Trust B) - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	10.625	10.343	11.164	11.893	10.556	15.770	18.734	9.827	7.198	13.159
Value at End of Year	13.320	10.625	10.343	11.164	11.893	10.556	15.770	18.734	9.827	7.198
Wealthmark ML3 No. of Units	106,290	144,122	156,729	174,270	223,940	255,026	4,847	1,182	334,173	404,300
NYWealthmark ML3 No. of Units	10,757	17,207	22,009	22,561	36,011	35,995	—	—	45,796	47,287
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	10.574	10.299	11.121	11.853	10.526	15.710	18.672	9.814	7.192	13.154
Value at End of Year	13.249	10.574	10.299	11.121	11.853	10.526	15.710	18.672	9.814	7.192
Wealthmark ML3 No. of Units	37,553	60,986	75,149	81,145	77,277	108,597	4,960	5,442	139,212	168,670
NYWealthmark ML3 No. of Units	56,256	50,869	53,773	59,702	111,286	115,599	—	—	130,231	150,074
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	10.421	10.166	10.994	11.735	10.437	15.530	18.486	9.775	7.174	13.141
Value at End of Year	13.039	10.421	10.166	10.994	11.735	10.437	15.530	18.486	9.775	7.174
Wealthmark ML3 No. of Units	71,572	87,290	93,190	107,814	140,864	154,511	3,222	3,055	230,865	265,582
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	10.371	10.122	10.951	11.696	10.408	9.762	—	—	7.168	13.137
Value at End of Year	12.970	10.371	10.122	10.951	11.696	10.408	—	—	9.762	7.168
Wealthmark ML3 No. of Units	153,518	157,439	160,302	164,261	171,164	176,127	—	—	188,343	207,509
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	10.222	9.991	10.826	11.580	10.319	9.723	—	—	7.150	13.124
Value at End of Year	12.764	10.222	9.991	10.826	11.580	10.319	—	—	9.723	7.150
Wealthmark ML3 No. of Units	38,778	45,187	45,432	45,397	47,770	47,086	—	—	57,222	76,119
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	13.866	14.304	14.920	15.167	12.972	12.500	—	—	—	—
Value at End of Year	16.589	13.866	14.304	14.920	15.167	12.972	—	—	—	—
Wealthmark ML3 No. of Units	2,180	1,307	1,872	2,031	3,655	5,879	—	—	—	—
NYWealthmark ML3 No. of Units	—	1,073	1,082	1,089	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.837	14.281	14.903	15.159	12.971	12.500	—	—	—	—
Value at End of Year	16.547	13.837	14.281	14.903	15.159	12.971	—	—	—	—
Wealthmark ML3 No. of Units	6,035	8,061	8,378	8,916	9,201	15,614	—	—	—	—
NYWealthmark ML3 No. of Units	9,189	4,616	—	3,964	3,982	4,000	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.751	14.214	14.855	15.132	12.968	12.500	—	—	—	—
Value at End of Year	16.419	13.751	14.214	14.855	15.132	12.968	—	—	—	—
Wealthmark ML3 No. of Units	1,221	1,233	1,270	1,246	2,198	4,652	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.637	14.124	14.791	15.097	12.964	12.500	—	—	—	—
Value at End of Year	16.250	13.637	14.124	14.791	15.097	12.964	—	—	—	—
Wealthmark ML3 No. of Units	466	466	466	1,880	3,865	3,645	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	13.280	16.097	14.432	10.688	22.026
Value at End of Year	—	—	—	—	—	—	13.280	16.097	14.432	10.688
Wealthmark ML3 No. of Units	—	—	—	—	—	—	8,076	14,365	11,750	16,734
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,069	1,137
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	13.236	16.051	14.398	10.669	21.997
Value at End of Year	—	—	—	—	—	—	13.236	16.051	14.398	10.669
Wealthmark ML3 No. of Units	—	—	—	—	—	—	10,933	9,879	10,931	13,806
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	5,425	7,263	5,802	6,931

U-18

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	13.104	15.915	14.297	10.610	21.909
Value at End of Year	—	—	—	—	—	—	13.104	15.915	14.297	10.610
Wealthmark ML3 No. of Units	—	—	—	—	—	—	3,822	4,817	5,053	1,106
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	12.930	15.736	14.164	10.533	21.793
Value at End of Year	—	—	—	—	—	—	12.930	15.736	14.164	10.533
Wealthmark ML3 No. of Units	—	—	—	—	—	—	3,331	3,781	3,808	4,021
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	27.071
Value at End of Year	—	—	—	—	—	—	—	—	—	12.485
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	4,214
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	26.111
Value at End of Year	—	—	—	—	—	—	—	—	—	12.036
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	8,047
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,670
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	25.891
Value at End of Year	—	—	—	—	—	—	—	—	—	11.917
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	1,991
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	30.826
Value at End of Year	—	—	—	—	—	—	—	—	—	14.160
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	2,333
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.348	16.845	16.097	17.614	14.210	12.141	14.768	12.261	12.500	—
Value at End of Year	22.042	17.348	16.845	16.097	17.614	14.210	12.141	14.768	12.261	—
Wealthmark ML3 No. of Units	2,838	1,408	2,488	2,630	6,436	3,991	7,130	6,983	3,933	—
NYWealthmark ML3 No. of Units	313	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	17.286	16.793	16.056	17.578	14.188	12.128	14.760	12.260	12.500	—
Value at End of Year	21.953	17.286	16.793	16.056	17.578	14.188	12.128	14.760	12.260	—
Wealthmark ML3 No. of Units	5,582	5,770	6,459	6,704	6,879	7,532	9,216	10,911	12,809	—
NYWealthmark ML3 No. of Units	4,223	1,439	9,238	3,439	2,996	2,982	3,048	3,094	7,475	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	17.102	16.640	15.932	17.469	14.121	12.090	14.735	12.257	12.500	—
Value at End of Year	21.687	17.102	16.640	15.932	17.469	14.121	12.090	14.735	12.257	—
Wealthmark ML3 No. of Units	1,663	3,169	3,194	1,535	2,332	2,185	3,228	5,489	6,903	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	17.326	14.033	12.038	14.702	12.254	12.500	—
Value at End of Year	—	—	—	15.770	17.326	14.033	12.038	14.702	12.254	—
Wealthmark ML3 No. of Units	—	—	—	1,699	3,430	3,687	3,833	3,526	4,161	—
International Value Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.980	19.962	22.046	25.659	20.721	17.693	20.672	19.501	14.622	25.995
Value at End of Year	25.270	21.980	19.962	22.046	25.659	20.721	17.693	20.672	19.501	14.622
Wealthmark ML3 No. of Units	62,891	68,673	67,817	76,425	90,033	117,498	130,092	132,854	143,377	166,380
NYWealthmark ML3 No. of Units	8,901	8,130	6,929	10,482	10,930	11,774	12,290	12,674	13,273	17,175
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	20.670	18.782	20.754	24.167	19.525	16.680	19.499	18.404	13.806	24.557
Value at End of Year	23.753	20.670	18.782	20.754	24.167	19.525	16.680	19.499	18.404	13.806
Wealthmark ML3 No. of Units	19,235	21,183	19,536	21,033	23,094	29,830	33,254	32,666	44,501	54,253
NYWealthmark ML3 No. of Units	16,939	27,825	20,882	30,959	42,735	49,360	50,643	55,594	57,900	63,714
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	20.221	18.401	20.364	23.748	19.216	16.441	19.248	18.194	13.669	24.350
Value at End of Year	23.202	20.221	18.401	20.364	23.748	19.216	16.441	19.248	18.194	13.669
Wealthmark ML3 No. of Units	48,849	57,157	57,535	57,165	70,387	103,550	113,876	120,551	142,529	163,713

U-19

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	20.074	18.276	20.235	23.610	19.114	16.362	19.165	18.125	13.624	24.282
Value at End of Year	23.021	20.074	18.276	20.235	23.610	19.114	16.362	19.165	18.125	13.624
Wealthmark ML3 No. of Units	2,562	2,597	3,501	7,309	7,051	8,019	9,463	8,826	10,468	15,748
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	24.579	22.412	24.851	29.040	23.545	20.185	23.679	22.427	16.883	30.136
Value at End of Year	28.146	24.579	22.412	24.851	29.040	23.545	20.185	23.679	22.427	16.883
Wealthmark ML3 No. of Units	8,417	9,518	10,339	13,003	15,262	16,498	17,578	18,275	19,317	21,267
Investment Quality Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.385	18.935	19.447	18.782	19.491	18.471	17.410	16.496	14.947	15.478
Value at End of Year	19.889	19.385	18.935	19.447	18.782	19.491	18.471	17.410	16.496	14.947
Wealthmark ML3 No. of Units	119,454	130,090	140,371	164,785	206,232	211,512	236,335	288,994	322,681	6,980
NYWealthmark ML3 No. of Units	9,869	3,272	4,699	7,116	9,354	11,291	11,043	18,144	22,056	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	19.133	18.697	19.213	18.566	19.276	18.277	17.235	16.338	14.811	15.345
Value at End of Year	19.620	19.133	18.697	19.213	18.566	19.276	18.277	17.235	16.338	14.811
Wealthmark ML3 No. of Units	48,997	55,120	81,071	92,060	101,739	120,105	123,812	135,013	145,972	878
NYWealthmark ML3 No. of Units	22,579	33,421	40,836	76,405	62,853	75,444	75,739	77,697	84,622	1,297
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	18.717	18.319	18.852	18.244	18.971	18.014	17.013	16.152	14.665	12.216
Value at End of Year	19.166	18.717	18.319	18.852	18.244	18.971	18.014	17.013	16.152	14.665
Wealthmark ML3 No. of Units	87,100	106,142	109,824	114,800	130,217	137,374	139,658	179,179	209,247	6,015
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	18.581	18.194	18.734	18.138	18.870	17.928	16.940	16.091	15.173	—
Value at End of Year	19.016	18.581	18.194	18.734	18.138	18.870	17.928	16.940	16.091	—
Wealthmark ML3 No. of Units	87,287	88,535	91,157	97,404	102,110	100,943	105,078	114,412	117,279	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.545	16.225	16.731	16.224	16.904	16.084	15.220	14.479	13.172	13.695
Value at End of Year	16.907	16.545	16.225	16.731	16.224	16.904	16.084	15.220	14.479	13.172
Wealthmark ML3 No. of Units	23,280	26,849	29,149	30,559	36,459	36,540	38,113	42,739	48,423	2,148
Lifestyle Aggressive Portfolio (formerly Lifestyle Aggressive PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.750	12.784	13.229	12.783	—	—	—	—	—	—
Value at End of Year	16.443	13.750	12.784	13.229	12.783	—	—	—	—	—
Wealthmark ML3 No. of Units	424	418	442	424	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	21,066	20,903	9,978	10,040	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	13.729	12.771	13.222	12.783	—	—	—	—	—	—
Value at End of Year	16.409	13.729	12.771	13.222	12.783	—	—	—	—	—
NYWealthmark ML3 No. of Units	423	426	429	431	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.593	14.971	15.254	14.666	—	—	—	—	—	—
Value at End of Year	17.203	15.593	14.971	15.254	14.666	—	—	—	—	—
Wealthmark ML3 No. of Units	35,902	38,289	649	652	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	32,320	32,448	38,234	43,521	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.550	14.937	15.227	14.647	—	—	—	—	—	—
Value at End of Year	17.147	15.550	14.937	15.227	14.647	—	—	—	—	—
NYWealthmark ML3 No. of Units	15,641	16,659	31,715	37,473	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.354	12.847	13.116	12.635	12.500	—	—	—	—	—
Value at End of Year	14.703	13.354	12.847	13.116	12.635	—	—	—	—	—
Wealthmark ML3 No. of Units	146,531	152,585	158,970	188,957	6,256	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	13.333	12.833	12.500	—	—	—	—	—	—	—
Value at End of Year	14.674	13.333	12.833	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	3,313	3,427	3,548	—	—	—	—	—	—	—

U-20

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	14.132	13.792	14.026	13.527	—	—	—	—	—	—
Value at End of Year	14.838	14.132	13.792	14.026	13.527	—	—	—	—	—
Wealthmark ML3 No. of Units	3,892	771	778	786	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	3,152	3,179	3,207	3,233	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.093	13.760	14.001	13.510	—	—	—	—	—	—
Value at End of Year	14.790	14.093	13.760	14.001	13.510	—	—	—	—	—
NYWealthmark ML3 No. of Units	9,231	9,278	9,325	9,983	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.994	12.707	12.948	12.512	—	—	—	—	—	—
Value at End of Year	13.617	12.994	12.707	12.948	12.512	—	—	—	—	—
Wealthmark ML3 No. of Units	8,160	8,359	8,566	6,819	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	16.613	15.782	16.085	15.444	—	—	—	—	—	—
Value at End of Year	18.940	16.613	15.782	16.085	15.444	—	—	—	—	—
Wealthmark ML3 No. of Units	150,463	33,676	5,354	2,663	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	70,322	58,969	104,706	108,884	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.567	15.746	16.056	15.424	—	—	—	—	—	—
Value at End of Year	18.878	16.567	15.746	16.056	15.424	—	—	—	—	—
Wealthmark ML3 No. of Units	49,249	16,215	15,644	16,454	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	118,416	86,512	71,279	85,103	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.594	12.940	13.214	12.713	—	—	—	—	—	—
Value at End of Year	15.467	13.594	12.940	13.214	12.713	—	—	—	—	—
Wealthmark ML3 No. of Units	248,458	145,483	132,056	403,127	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	15.436	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	23,409	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.511	12.500	—	—	—	—	—	—	—	—
Value at End of Year	15.342	13.511	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	9,957	215	—	—	—	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	15.220	14.698	14.958	14.399	—	—	—	—	—	—
Value at End of Year	16.511	15.220	14.698	14.958	14.399	—	—	—	—	—
Wealthmark ML3 No. of Units	4,424	8,059	3,993	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	31,896	32,567	33,479	34,495	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.179	14.664	14.932	14.381	—	—	—	—	—	—
Value at End of Year	16.457	15.179	14.664	14.932	14.381	—	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	6,579	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,397	3,758	5,541	11,712	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	13.243	12.814	13.067	12.603	—	—	—	—	—	—
Value at End of Year	14.337	13.243	12.814	13.067	12.603	—	—	—	—	—
Wealthmark ML3 No. of Units	21,859	40,140	41,389	42,897	—	—	—	—	—	—
Managed Volatility Aggressive Portfolio (formerly Lifestyle Aggressive MVP) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	14.471	14.472	15.661	15.718	12.638	11.036	12.028	10.530	7.902	13.889
Value at End of Year	17.448	14.471	14.472	15.661	15.718	12.638	11.036	12.028	10.530	7.902
Wealthmark ML3 No. of Units	5,903	6,098	6,233	6,422	6,618	12,716	12,972	16,186	24,720	29,389
NYWealthmark ML3 No. of Units	—	—	—	—	8,106	8,162	8,219	8,274	—	—

U-21

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.394	14.402	15.593	15.658	12.596	11.005	12.000	10.510	7.892	13.877
Value at End of Year	17.346	14.394	14.402	15.593	15.658	12.596	11.005	12.000	10.510	7.892
Wealthmark ML3 No. of Units	46,628	46,925	56,472	56,792	57,096	57,438	57,793	72,167	77,471	78,231
NYWealthmark ML3 No. of Units	—	—	—	—	349	351	354	356	358	361
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.166	14.195	15.391	15.479	12.471	10.912	11.916	10.452	7.860	13.842
Value at End of Year	17.045	14.166	14.195	15.391	15.479	12.471	10.912	11.916	10.452	7.860
Wealthmark ML3 No. of Units	2,177	2,191	2,206	14,438	23,053	10,832	9,842	9,900	9,988	4,955
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	13.866	13.923	15.127	15.243	12.305	10.789	11.805	10.376	7.818	13.796
Value at End of Year	16.652	13.866	13.923	15.127	15.243	12.305	10.789	11.805	10.376	7.818
Wealthmark ML3 No. of Units	12,002	7,803	7,803	7,803	7,803	1,180	1,187	1,193	1,200	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.944	15.494	16.138	15.771	14.246	12.967	13.127	11.970	9.327	13.833
Value at End of Year	17.852	15.944	15.494	16.138	15.771	14.246	12.967	13.127	11.970	9.327
Wealthmark ML3 No. of Units	873,747	1,011,627	1,242,631	1,394,993	1,684,084	1,894,012	2,110,895	2,337,143	2,559,545	2,634,083
NYWealthmark ML3 No. of Units	17,993	18,056	16,039	16,100	58,432	71,229	73,140	94,991	127,814	225,032
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	15.859	15.420	16.068	15.710	14.199	12.930	13.097	11.949	9.314	13.821
Value at End of Year	17.748	15.859	15.420	16.068	15.710	14.199	12.930	13.097	11.949	9.314
Wealthmark ML3 No. of Units	17,030	9,340	9,408	12,344	15,872	25,499	36,611	44,033	45,082	40,563
NYWealthmark ML3 No. of Units	19,283	30,910	37,613	47,084	98,389	114,040	137,209	216,679	266,374	272,690
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	15.607	15.198	15.860	15.531	14.058	12.821	13.005	11.883	9.277	13.787
Value at End of Year	17.440	15.607	15.198	15.860	15.531	14.058	12.821	13.005	11.883	9.277
Wealthmark ML3 No. of Units	495,330	538,777	581,730	695,141	1,019,818	1,246,306	1,399,103	1,494,784	1,710,039	1,798,697
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	15.524	15.124	15.792	15.471	14.011	12.785	12.975	11.861	9.265	13.775
Value at End of Year	17.339	15.524	15.124	15.792	15.471	14.011	12.785	12.975	11.861	9.265
Wealthmark ML3 No. of Units	1,939	1,951	1,962	7,458	6,570	36,881	37,878	38,124	36,035	37,708
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.278	14.906	15.587	15.294	13.871	12.676	12.884	11.796	9.228	13.741
Value at End of Year	17.038	15.278	14.906	15.587	15.294	13.871	12.676	12.884	11.796	9.228
Wealthmark ML3 No. of Units	52,888	45,836	48,052	58,385	88,275	106,871	156,661	100,492	152,663	186,330
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	16.660	16.237	16.533	16.032	15.718	14.761	14.423	13.469	11.275	13.594
Value at End of Year	17.645	16.660	16.237	16.533	16.032	15.718	14.761	14.423	13.469	11.275
Wealthmark ML3 No. of Units	101,620	109,623	103,373	124,202	140,282	255,721	229,519	221,953	158,523	143,599
NYWealthmark ML3 No. of Units	—	—	338	369	2,744	9,122	16,582	20,012	3,843	2,840
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.571	16.159	16.461	15.970	15.666	14.719	14.389	13.444	11.260	13.583
Value at End of Year	17.542	16.571	16.159	16.461	15.970	15.666	14.719	14.389	13.444	11.260
Wealthmark ML3 No. of Units	14,559	16,829	29,291	43,812	60,904	67,578	68,392	70,864	37,324	16,854
NYWealthmark ML3 No. of Units	—	—	15,858	15,995	—	24,778	16,648	17,981	19,004	11,952
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.308	15.926	16.248	15.788	15.510	14.595	14.289	13.370	11.215	13.549
Value at End of Year	17.237	16.308	15.926	16.248	15.788	15.510	14.595	14.289	13.370	11.215
Wealthmark ML3 No. of Units	72,091	100,184	127,179	135,846	136,340	175,062	185,798	180,327	122,736	94,047
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.221	15.849	16.178	15.727	15.458	13.345	—	—	11.200	13.537
Value at End of Year	17.137	16.221	15.849	16.178	15.727	15.458	—	—	13.345	11.200
Wealthmark ML3 No. of Units	1,730	1,741	1,752	1,763	1,773	1,783	—	—	326	328
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	15.964	15.621	15.969	15.547	15.304	14.430	14.156	13.272	11.155	13.504
Value at End of Year	16.840	15.964	15.621	15.969	15.547	15.304	14.430	14.156	13.272	11.155
Wealthmark ML3 No. of Units	36,420	29,794	32,821	32,844	32,865	42,093	33,348	28,678	10,027	4,559

U-22

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.063	14.846	15.857	15.799	13.487	12.072	12.498	11.261	8.611	13.824
Value at End of Year	17.536	15.063	14.846	15.857	15.799	13.487	12.072	12.498	11.261	8.611
Wealthmark ML3 No. of Units	923,572	1,026,301	1,140,315	1,309,555	1,522,734	1,550,888	1,696,334	2,096,769	2,377,599	2,599,796
NYWealthmark ML3 No. of Units	17,066	17,132	11,501	19,702	132,099	145,847	155,402	138,326	235,639	261,656
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	14.983	14.775	15.788	15.738	13.442	12.038	12.469	11.240	8.600	13.812
Value at End of Year	17.434	14.983	14.775	15.788	15.738	13.442	12.038	12.469	11.240	8.600
Wealthmark ML3 No. of Units	50,091	58,207	72,932	77,100	77,497	99,437	58,023	35,360	51,756	53,086
NYWealthmark ML3 No. of Units	51,804	53,333	42,677	44,494	153,220	195,631	296,917	304,739	351,404	403,402
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	14.745	14.562	15.584	15.558	13.308	11.936	12.382	11.178	8.565	13.778
Value at End of Year	17.131	14.745	14.562	15.584	15.558	13.308	11.936	12.382	11.178	8.565
Wealthmark ML3 No. of Units	613,501	684,954	777,308	917,164	1,473,664	1,700,047	1,917,412	2,260,316	2,366,101	2,615,368
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	14.666	14.492	15.517	15.498	13.264	11.903	12.353	11.158	8.554	13.766
Value at End of Year	17.032	14.666	14.492	15.517	15.498	13.264	11.903	12.353	11.158	8.554
Wealthmark ML3 No. of Units	22,105	23,331	24,685	26,119	21,264	20,125	33,915	20,820	5,932	8,996
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	14.433	14.283	15.316	15.321	13.132	11.802	12.267	11.097	8.519	13.732
Value at End of Year	16.736	14.433	14.283	15.316	15.321	13.132	11.802	12.267	11.097	8.519
Wealthmark ML3 No. of Units	45,370	48,945	66,137	59,472	80,209	108,995	117,836	144,337	121,807	88,605
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	16.787	16.235	16.692	16.211	14.986	13.789	13.725	12.640	10.129	13.614
Value at End of Year	18.437	16.787	16.235	16.692	16.211	14.986	13.789	13.725	12.640	10.129
Wealthmark ML3 No. of Units	336,267	346,417	355,427	400,845	438,302	517,843	547,062	593,135	667,293	818,406
NYWealthmark ML3 No. of Units	14,838	15,290	11,462	13,060	49,874	45,026	46,237	49,357	41,788	61,405
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	16.697	16.156	16.620	16.149	14.936	13.750	13.693	12.617	10.116	13.603
Value at End of Year	18.329	16.697	16.156	16.620	16.149	14.936	13.750	13.693	12.617	10.116
Wealthmark ML3 No. of Units	1,337	38,297	2,506	5,664	23,966	29,082	29,433	15,169	57,466	83,909
NYWealthmark ML3 No. of Units	17,546	18,107	21,233	27,071	43,972	44,817	60,042	64,259	64,201	76,805
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	16.432	15.924	16.405	15.964	14.788	13.633	13.597	12.547	10.075	13.569
Value at End of Year	18.011	16.432	15.924	16.405	15.964	14.788	13.633	13.597	12.547	10.075
Wealthmark ML3 No. of Units	93,867	107,956	104,937	146,670	210,401	261,114	294,907	366,636	397,709	422,433
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	16.345	15.847	16.334	15.903	14.738	13.595	13.566	12.524	10.062	13.558
Value at End of Year	17.907	16.345	15.847	16.334	15.903	14.738	13.595	13.566	12.524	10.062
Wealthmark ML3 No. of Units	16,595	17,708	22,653	24,614	26,552	28,462	37,123	39,442	41,114	24,495
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	16.085	15.619	16.123	15.721	14.591	13.480	13.471	12.455	10.021	13.524
Value at End of Year	17.596	16.085	15.619	16.123	15.721	14.591	13.480	13.471	12.455	10.021
Wealthmark ML3 No. of Units	11,545	5,817	7,008	7,468	10,073	29,593	11,375	36,890	31,023	21,347
Mid Cap Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	35.584	30.167	31.553	29.397	22.512	19.513	20.338	16.435	12.251	19.623
Value at End of Year	40.432	35.584	30.167	31.553	29.397	22.512	19.513	20.338	16.435	12.251
Wealthmark ML3 No. of Units	64,890	72,284	82,259	94,940	122,630	154,131	183,393	200,304	240,642	278,746
NYWealthmark ML3 No. of Units	4,316	5,322	7,638	7,726	12,026	17,371	19,892	21,404	25,932	30,084
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	33.802	28.670	30.003	27.967	21.427	18.582	19.378	15.667	11.684	18.724
Value at End of Year	38.388	33.802	28.670	30.003	27.967	21.427	18.582	19.378	15.667	11.684
Wealthmark ML3 No. of Units	32,623	35,837	41,764	44,347	52,806	74,037	82,081	91,725	103,085	115,760
NYWealthmark ML3 No. of Units	29,588	33,841	36,472	41,248	60,289	73,387	76,241	81,646	90,851	101,061

U-23

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	33.067	28.089	29.439	27.483	21.088	18.315	19.128	15.488	11.569	18.567
Value at End of Year	37.498	33.067	28.089	29.439	27.483	21.088	18.315	19.128	15.488	11.569
Wealthmark ML3 No. of Units	97,894	107,104	101,366	110,727	137,771	150,118	165,508	177,251	185,259	195,834
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	32.826	27.898	29.253	27.323	20.976	18.227	19.046	15.429	11.530	18.514
Value at End of Year	37.206	32.826	27.898	29.253	27.323	20.976	18.227	19.046	15.429	11.530
Wealthmark ML3 No. of Units	15,019	15,087	15,573	17,355	19,563	20,633	20,940	21,993	22,945	24,791
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	38.886	33.098	34.758	32.513	24.997	21.755	22.766	18.470	13.824	22.230
Value at End of Year	44.008	38.886	33.098	34.758	32.513	24.997	21.755	22.766	18.470	13.824
Wealthmark ML3 No. of Units	6,071	7,955	8,815	9,932	12,224	13,609	14,097	23,383	27,730	28,417
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.489
Value at End of Year	—	—	—	—	—	—	—	—	—	6.531
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	9,448
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	324
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.477
Value at End of Year	—	—	—	—	—	—	—	—	—	6.515
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	9,048
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.462
Value at End of Year	—	—	—	—	—	—	—	—	—	6.493
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	8,940
Mid Cap Stock Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	31.133	31.523	31.190	29.408	21.902	18.251	20.478	16.952	13.151	23.821
Value at End of Year	39.279	31.133	31.523	31.190	29.408	21.902	18.251	20.478	16.952	13.151
Wealthmark ML3 No. of Units	3,648	3,355	4,512	4,617	6,053	5,622	9,286	9,805	4,756	7,331
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	32.543	32.967	32.635	30.787	22.940	19.126	21.470	17.782	13.802	25.013
Value at End of Year	41.038	32.543	32.967	32.635	30.787	22.940	19.126	21.470	17.782	13.802
Wealthmark ML3 No. of Units	3,646	3,459	3,934	4,014	4,655	8,661	10,059	9,303	11,300	11,126
NYWealthmark ML3 No. of Units	1,397	727	695	749	6,200	7,880	8,184	13,697	15,395	17,284
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	31.836	32.299	32.022	30.254	22.576	18.851	21.193	17.580	13.665	24.802
Value at End of Year	40.087	31.836	32.299	32.022	30.254	22.576	18.851	21.193	17.580	13.665
Wealthmark ML3 No. of Units	5,223	6,639	6,634	7,550	7,276	5,065	4,514	4,556	10,059	21,040
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	30.078	22.457	18.760	21.102	13.620	—	24.733
Value at End of Year	—	—	—	—	30.078	22.457	18.760	21.102	—	13.620
Wealthmark ML3 No. of Units	—	—	—	—	1,038	1,045	1,051	1,057	—	205
Money Market Trust - NAV Shares (units first credited 4-29-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.375	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.251	12.375	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	27,768	41,119	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	2,042	2,077	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.371	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.241	12.371	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	43,596	49,016	—	—	—	—	—	—	—	—
NYWealthmark ML3 No. of Units	11,406	31,932	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.359	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.211	12.359	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	46,517	59,465	—	—	—	—	—	—	—	—

U-24

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	12.355	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.200	12.355	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	23,225	23,417	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	12.342	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.170	12.342	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	13,923	18,621	—	—	—	—	—	—	—	—
Money Market Trust B (merged into Money Market Trust eff 04-29-2016) - NAV Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	11.482	11.673	11.867	12.063	12.259	12.452	12.653	12.803	12.747
Value at End of Year	—	—	11.482	11.673	11.867	12.063	12.259	12.452	12.653	12.803
Wealthmark ML3 No. of Units	—	—	69,435	86,865	151,200	201,808	172,712	192,232	289,226	459,783
NYWealthmark ML3 No. of Units	—	—	2,297	3,539	8,283	10,002	9,773	20,715	24,523	80,301
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	11.433	11.628	11.828	12.029	12.230	12.429	12.636	12.792	12.742
Value at End of Year	—	—	11.433	11.628	11.828	12.029	12.230	12.429	12.636	12.792
Wealthmark ML3 No. of Units	—	—	57,764	62,533	73,535	123,334	131,158	127,478	153,105	233,498
NYWealthmark ML3 No. of Units	—	—	35,167	40,350	72,144	110,874	91,757	105,242	126,277	187,569
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	11.285	11.495	11.710	11.927	12.145	12.361	12.586	12.760	12.730
Value at End of Year	—	—	11.285	11.495	11.710	11.927	12.145	12.361	12.586	12.760
Wealthmark ML3 No. of Units	—	—	82,331	110,410	149,911	197,201	232,074	224,894	226,742	335,366
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	11.236	11.451	11.671	11.893	12.117	12.338	12.569	12.749	12.725
Value at End of Year	—	—	11.236	11.451	11.671	11.893	12.117	12.338	12.569	12.749
Wealthmark ML3 No. of Units	—	—	30,280	31,077	31,848	36,526	20,766	22,229	41,157	57,663
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	11.091	11.320	11.555	11.792	12.032	12.271	12.519	12.718	12.713
Value at End of Year	—	—	11.091	11.320	11.555	11.792	12.032	12.271	12.519	12.718
Wealthmark ML3 No. of Units	—	—	22,409	26,081	29,374	29,809	32,388	33,984	40,177	56,298
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	33.968	33.559	34.045	43.469	38.470	24.614	51.827
Value at End of Year	—	—	—	—	33.968	33.559	34.045	43.469	38.470	24.614
Wealthmark ML3 No. of Units	—	—	—	—	4,375	4,340	6,109	7,920	6,203	4,486
NYWealthmark ML3 No. of Units	—	—	—	—	30	986	924	872	921	1,215
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707
Value at End of Year	—	—	—	—	33.788	33.398	33.898	43.303	38.342	24.544
Wealthmark ML3 No. of Units	—	—	—	—	3,465	3,827	4,728	7,591	7,528	5,508
NYWealthmark ML3 No. of Units	—	—	—	—	346	509	715	709	198	330
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	33.251	32.917	33.461	42.808	37.961	24.336	51.347
Value at End of Year	—	—	—	—	33.251	32.917	33.461	42.808	37.961	24.336
Wealthmark ML3 No. of Units	—	—	—	—	13,379	12,144	11,774	11,413	10,148	2,699
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	33.074	32.758	33.316	42.644	24.268	—	51.227
Value at End of Year	—	—	—	—	33.074	32.758	33.316	42.644	—	24.268
Wealthmark ML3 No. of Units	—	—	—	—	179	185	191	198	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	32.549	32.287	32.886	42.157	37.458	24.062	50.871
Value at End of Year	—	—	—	—	32.549	32.287	32.886	42.157	37.458	24.062
Wealthmark ML3 No. of Units	—	—	—	—	1,234	1,103	987	871	965	258
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.412	24.456
Value at End of Year	—	—	—	—	—	—	—	—	18.705	14.412
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	3,088	743

U-25

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.323	22.619
Value at End of Year	—	—	—	—	—	—	—	—	17.282	13.323
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	5,236	5,435
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.191	22.429
Value at End of Year	—	—	—	—	—	—	—	—	17.085	13.191
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,389	1,983
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	29.739	—
Value at End of Year	—	—	—	—	—	—	—	—	22.564	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	410	—
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.766
Value at End of Year	—	—	—	—	—	—	—	—	—	14.733
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.002
Value at End of Year	—	—	—	—	—	—	—	—	—	14.687
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.859
Value at End of Year	—	—	—	—	—	—	—	—	—	14.550
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.812
Value at End of Year	—	—	—	—	—	—	—	—	—	14.505
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.608
Value at End of Year	—	—	—	—	—	—	—	—	—	11.303
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Real Estate Securities Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	38.334	36.527	36.242	28.013	28.587	24.823	23.102	18.224	14.248	27.756
Value at End of Year	39.993	38.334	36.527	36.242	28.013	28.587	24.823	23.102	18.224	14.248
Wealthmark ML3 No. of Units	17,909	17,899	19,661	23,954	37,028	38,985	40,555	48,958	59,005	71,011
NYWealthmark ML3 No. of Units	3,911	4,240	4,718	5,126	8,272	10,470	10,836	11,776	13,721	15,778
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	41.013	39.100	38.813	30.016	30.646	26.625	24.790	19.566	14.207	25.766
Value at End of Year	42.767	41.013	39.100	38.813	30.016	30.646	26.625	24.790	19.566	14.207
Wealthmark ML3 No. of Units	5,433	5,550	5,761	6,457	9,472	14,651	13,672	16,872	17,162	26,413
NYWealthmark ML3 No. of Units	8,500	9,221	10,516	15,338	20,799	26,518	26,914	28,736	32,068	37,192
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	40.122	38.307	38.084	29.496	30.161	26.242	24.471	19.343	15.153	25.549
Value at End of Year	41.775	40.122	38.307	38.084	29.496	30.161	26.242	24.471	19.343	15.153
Wealthmark ML3 No. of Units	17,073	18,568	20,126	22,591	26,480	27,663	29,513	36,063	47,924	58,592
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	39.830	38.047	37.844	29.325	30.001	26.116	24.366	19.269	15.102	25.477
Value at End of Year	41.450	39.830	38.047	37.844	29.325	30.001	26.116	24.366	19.269	15.102
Wealthmark ML3 No. of Units	564	567	570	900	872	885	898	912	857	868
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	38.058	36.409	36.269	28.146	28.839	25.143	23.492	18.606	14.605	24.675
Value at End of Year	39.547	38.058	36.409	36.269	28.146	28.839	25.143	23.492	18.606	14.605
Wealthmark ML3 No. of Units	1,960	2,603	2,591	2,714	5,358	4,637	4,573	6,091	7,516	10,741

U-26

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Science & Technology Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	24.244	22.789	21.756	19.625	13.926	12.846	14.190	11.598	7.184	13.168
Value at End of Year	33.582	24.244	22.789	21.756	19.625	13.926	12.846	14.190	11.598	7.184
Wealthmark ML3 No. of Units	2,744	1,865	2,327	3,487	3,426	3,811	3,611	4,939	5,698	9,177
NYWealthmark ML3 No. of Units	2,036	2,054	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	30.359	28.551	27.270	24.612	17.474	16.126	17.823	14.574	9.031	16.564
Value at End of Year	42.032	30.359	28.551	27.270	24.612	17.474	16.126	17.823	14.574	9.031
Wealthmark ML3 No. of Units	7,156	7,504	1,214	1,662	1,470	2,894	2,980	7,290	6,558	2,526
NYWealthmark ML3 No. of Units	2,269	145	163	599	663	949	967	830	154	989
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	29.699	27.973	26.758	24.186	17.197	15.894	17.593	14.408	8.942	16.425
Value at End of Year	41.057	29.699	27.973	26.758	24.186	17.197	15.894	17.593	14.408	8.942
Wealthmark ML3 No. of Units	3,466	5,372	6,928	8,097	6,125	7,483	6,890	8,150	10,497	173
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	34.123	32.204	30.867	27.956	19.917	19.214	—	—	—	—
Value at End of Year	47.079	34.123	32.204	30.867	27.956	19.917	—	—	—	—
Wealthmark ML3 No. of Units	375	1,498	1,506	1,528	1,058	1,058	—	—	—	—
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.881	12.025	12.181	12.268	12.605	12.689	12.577	12.500	—	—
Value at End of Year	11.731	11.881	12.025	12.181	12.268	12.605	12.689	12.577	—	—
Wealthmark ML3 No. of Units	1,589	1,552	1,189	1,427	4,218	5,778	56,545	63,082	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.842	11.991	12.152	12.245	12.589	12.678	12.572	12.500	—	—
Value at End of Year	11.686	11.842	11.991	12.152	12.245	12.589	12.678	12.572	—	—
Wealthmark ML3 No. of Units	8,486	8,617	8,585	8,704	11,016	11,121	10,977	10,930	—	—
NYWealthmark ML3 No. of Units	12,304	15,196	13,241	25,984	9,748	8,510	8,933	9,089	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.724	11.889	12.067	12.178	12.538	12.646	12.560	12.500	—	—
Value at End of Year	11.552	11.724	11.889	12.067	12.178	12.538	12.646	12.560	—	—
Wealthmark ML3 No. of Units	7,142	7,647	8,121	9,553	9,196	12,234	25,610	11,570	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.471	12.604	12.543	12.500	—	—
Value at End of Year	—	—	—	—	12.089	12.471	12.604	12.543	—	—
Wealthmark ML3 No. of Units	—	—	—	—	4,246	4,081	3,717	8,986	—	—
Small Cap Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.916	25.794	28.835	27.310	19.309	16.882	18.457	15.417	11.660	19.691
Value at End of Year	32.191	25.916	25.794	28.835	27.310	19.309	16.882	18.457	15.417	11.660
Wealthmark ML3 No. of Units	1,765	1,788	1,816	2,374	2,417	2,511	2,694	8,254	6,788	4,109
NYWealthmark ML3 No. of Units	1,906	1,935	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	25.765	25.657	28.696	27.192	19.235	16.826	18.405	15.381	11.638	19.665
Value at End of Year	31.988	25.765	25.657	28.696	27.192	19.235	16.826	18.405	15.381	11.638
Wealthmark ML3 No. of Units	2,093	2,171	2,258	2,349	4,740	9,579	8,693	7,574	10,375	11,828
NYWealthmark ML3 No. of Units	1,437	—	—	130	1,797	227	227	134	317	525
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	25.318	25.250	28.283	26.841	19.015	16.659	18.249	15.274	11.574	19.586
Value at End of Year	31.386	25.318	25.250	28.283	26.841	19.015	16.659	18.249	15.274	11.574
Wealthmark ML3 No. of Units	972	1,012	1,052	1,083	1,190	1,448	1,610	12,469	13,143	19,845
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.560
Value at End of Year	—	—	—	—	—	—	—	—	—	11.553
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	254
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	24.733	24.716	27.741	26.379	18.725	16.438	18.043	15.132	11.490	19.482
Value at End of Year	30.600	24.733	24.716	27.741	26.379	18.725	16.438	18.043	15.132	11.490
Wealthmark ML3 No. of Units	264	264	264	673	1,228	1,434	1,450	1,872	1,929	3,592

U-27

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Small Cap Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	30.437	25.635	27.374	26.655	19.588	17.195	18.332	14.780	11.893	18.274
Value at End of Year	34.185	30.437	25.635	27.374	26.655	19.588	17.195	18.332	14.780	11.893
Wealthmark ML3 No. of Units	99,421	111,216	121,379	142,275	183,831	252,207	294,470	321,819	395,119	440,994
NYWealthmark ML3 No. of Units	15,131	18,865	20,863	21,637	30,013	36,217	36,473	37,695	48,493	53,045
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	29.228	24.630	26.314	25.635	18.848	16.554	17.657	14.242	11.466	17.628
Value at End of Year	32.812	29.228	24.630	26.314	25.635	18.848	16.554	17.657	14.242	11.466
Wealthmark ML3 No. of Units	52,346	59,154	64,288	69,261	79,124	123,679	133,886	145,217	178,361	200,901
NYWealthmark ML3 No. of Units	29,506	34,755	37,615	44,251	69,868	87,959	88,006	95,129	108,271	119,896
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	28.593	24.131	25.819	25.191	18.549	16.316	17.429	14.080	11.352	17.479
Value at End of Year	32.051	28.593	24.131	25.819	25.191	18.549	16.316	17.429	14.080	11.352
Wealthmark ML3 No. of Units	94,293	99,557	97,422	119,350	157,859	185,350	205,456	227,119	271,055	295,439
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	28.384	23.967	25.657	25.045	18.451	16.238	17.354	14.026	11.315	17.430
Value at End of Year	31.801	28.384	23.967	25.657	25.045	18.451	16.238	17.354	14.026	11.315
Wealthmark ML3 No. of Units	69,312	70,635	74,445	79,226	86,613	101,276	102,368	103,253	110,051	117,655
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	34.416	29.103	31.202	30.504	22.506	19.836	21.232	17.186	13.885	21.421
Value at End of Year	38.501	34.416	29.103	31.202	30.504	22.506	19.836	21.232	17.186	13.885
Wealthmark ML3 No. of Units	11,983	21,194	22,062	23,080	28,125	32,495	33,997	41,562	50,289	62,187
Small Cap Opportunities Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	34.729	29.608	31.800	31.655	22.999	20.052	21.086	16.573	12.612	22.205
Value at End of Year	37.874	34.729	29.608	31.800	31.655	22.999	20.052	21.086	16.573	12.612
Wealthmark ML3 No. of Units	990	954	1,609	1,590	1,340	687	605	428	438	87
NYWealthmark ML3 No. of Units	—	170	171	172	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.493	29.421	31.615	31.486	22.888	19.965	21.005	16.518	12.576	22.153
Value at End of Year	37.598	34.493	29.421	31.615	31.486	22.888	19.965	21.005	16.518	12.576
Wealthmark ML3 No. of Units	2,599	7,931	8,122	8,310	3,177	3,173	3,313	6,553	6,014	3,798
NYWealthmark ML3 No. of Units	—	1,095	1,237	1,168	1,148	1,268	4,159	4,202	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	33.793	28.867	31.066	30.986	22.558	19.707	20.765	16.354	21.999	—
Value at End of Year	36.780	33.793	28.867	31.066	30.986	22.558	19.707	20.765	16.354	—
Wealthmark ML3 No. of Units	2,174	2,301	2,809	5,152	5,018	4,879	5,296	4,176	2,042	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	30.332	22.126	19.369	20.449	16.137	12.329	21.795
Value at End of Year	—	—	—	—	30.332	22.126	19.369	20.449	16.137	12.329
Wealthmark ML3 No. of Units	—	—	—	—	970	1,250	1,278	1,234	1,793	3,122
Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year	32.584	27.053	27.941	26.559	20.301	17.870	18.014	14.543	11.516	15.878
Value at End of Year	33.173	32.584	27.053	27.941	26.559	20.301	17.870	18.014	14.543	11.516
Wealthmark ML3 No. of Units	4,666	4,588	5,304	5,625	6,972	8,611	7,549	11,279	7,774	8,134
NYWealthmark ML3 No. of Units	187	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	32.394	26.909	27.807	26.444	20.223	17.810	17.963	14.509	11.495	15.857
Value at End of Year	32.964	32.394	26.909	27.807	26.444	20.223	17.810	17.963	14.509	11.495
Wealthmark ML3 No. of Units	5,480	5,726	3,446	3,290	6,922	6,392	10,118	9,110	10,841	13,599
NYWealthmark ML3 No. of Units	2,102	539	568	711	751	839	844	765	861	2,255
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	31.832	26.481	27.406	26.102	19.992	17.633	17.811	14.408	11.431	15.794
Value at End of Year	32.343	31.832	26.481	27.406	26.102	19.992	17.633	17.811	14.408	11.431
Wealthmark ML3 No. of Units	675	2,740	2,819	4,075	4,619	4,725	2,393	3,118	2,754	4,901

U-28

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	11.411	15.773
Value at End of Year	—	—	—	—	—	—	—	—	14.374	11.411
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	216	217
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	26.881	25.653	19.687	17.399	17.610	14.274	11.348	15.710
Value at End of Year	—	—	—	26.881	25.653	19.687	17.399	17.610	14.274	11.348
Wealthmark ML3 No. of Units	—	—	—	434	1,558	1,758	1,787	4,384	6,155	3,919
Small Company Value Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	38.913	29.959	32.329	32.907	25.459	22.293	22.938	19.248	15.350	21.443
Value at End of Year	42.587	38.913	29.959	32.329	32.907	25.459	22.293	22.938	19.248	15.350
Wealthmark ML3 No. of Units	1,120	1,223	1,243	1,700	1,805	3,106	2,903	3,558	6,434	7,603
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	265	269
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	34.293	26.415	28.519	29.044	22.481	19.695	20.275	17.022	13.582	18.982
Value at End of Year	37.512	34.293	26.415	28.519	29.044	22.481	19.695	20.275	17.022	13.582
Wealthmark ML3 No. of Units	222	338	340	226	663	518	7,580	4,664	7,102	5,034
NYWealthmark ML3 No. of Units	242	1,159	1,372	1,298	1,239	1,292	1,282	1,349	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	33.548	25.880	27.984	28.541	22.125	19.413	20.014	16.828	13.447	18.822
Value at End of Year	36.642	33.548	25.880	27.984	28.541	22.125	19.413	20.014	16.828	13.447
Wealthmark ML3 No. of Units	2,287	2,363	2,445	3,251	5,869	4,301	3,121	3,057	3,456	2,610
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	37.319	28.847	31.254	31.940	24.809	21.812	22.533	18.983	15.200	21.319
Value at End of Year	40.680	37.319	28.847	31.254	31.940	24.809	21.812	22.533	18.983	15.200
Wealthmark ML3 No. of Units	609	568	696	658	677	762	758	775	825	1,585
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.145	15.965
Value at End of Year	—	—	—	—	—	—	—	—	15.920	13.145
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	9,487	822
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	1,629	1,529
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	12.914	15.693
Value at End of Year	—	—	—	—	—	—	—	—	15.632	12.914
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,251	631
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	2,048	2,057
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	12.786	15.561
Value at End of Year	—	—	—	—	—	—	—	—	15.454	12.786
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	4,271	1,358
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	13.850	—
Value at End of Year	—	—	—	—	—	—	—	—	13.700	—
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	548	—
Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	21.742	21.055	21.190	20.548	20.163	18.205	18.164	12.500	—	—
Value at End of Year	22.536	21.742	21.055	21.190	20.548	20.163	18.205	18.164	—	—
Wealthmark ML3 No. of Units	2,155	2,370	2,526	2,530	3,532	6,633	7,559	7,561	—	—
NYWealthmark ML3 No. of Units	823	519	523	527	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	21.605	20.932	21.078	20.449	20.076	18.135	18.104	12.500	—	—
Value at End of Year	22.382	21.605	20.932	21.078	20.449	20.076	18.135	18.104	—	—
Wealthmark ML3 No. of Units	3,092	3,154	3,199	2,928	3,193	3,762	2,326	2,335	—	—
NYWealthmark ML3 No. of Units	15,411	23,082	21,425	9,334	9,394	10,311	10,265	9,776	—	—

U-29

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	21.198	20.569	20.743	20.155	19.817	17.928	17.924	12.500	—	—
Value at End of Year	21.928	21.198	20.569	20.743	20.155	19.817	17.928	17.924	—	—
Wealthmark ML3 No. of Units	9,729	7,865	8,784	9,610	4,223	2,630	2,893	15,321	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	20.668	20.095	20.305	19.769	19.476	17.655	17.686	12.500	—	—
Value at End of Year	21.337	20.668	20.095	20.305	19.769	19.476	17.655	17.686	—	—
Wealthmark ML3 No. of Units	431	434	437	440	1,457	790	1,223	901	—	—
Total Bond Market Trust A (formerly Bond Index Trust A) (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	15.035	14.306	13.773	13.436	12.946
Value at End of Year	—	—	—	—	—	—	15.035	14.306	13.773	13.436
Wealthmark ML3 No. of Units	—	—	—	—	—	—	20,066	8,206	9,517	7,155
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	804	810	816	821
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	15.000	14.280	13.755	13.425	12.942
Value at End of Year	—	—	—	—	—	—	15.000	14.280	13.755	13.425
Wealthmark ML3 No. of Units	—	—	—	—	—	—	4,145	6,881	4,998	6,079
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	11,503	12,305	17,053	18,201
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	14.896	14.202	13.700	13.392	12.929
Value at End of Year	—	—	—	—	—	—	14.896	14.202	13.700	13.392
Wealthmark ML3 No. of Units	—	—	—	—	—	—	22,469	12,961	18,746	19,278
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	14.757	14.098	13.627	13.347	12.912
Value at End of Year	—	—	—	—	—	—	14.757	14.098	13.627	13.347
Wealthmark ML3 No. of Units	—	—	—	—	—	—	392	408	403	190
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.269	12.206	12.403	11.907	12.451	12.500	—	—	—	—
Value at End of Year	12.441	12.269	12.206	12.403	11.907	12.451	—	—	—	—
Wealthmark ML3 No. of Units	15,073	15,122	15,571	16,097	22,585	62,994	—	—	—	—
NYWealthmark ML3 No. of Units	176	183	446	453	461	468	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	12.244	12.187	12.390	11.900	12.450	12.500	—	—	—	—
Value at End of Year	12.409	12.244	12.187	12.390	11.900	12.450	—	—	—	—
Wealthmark ML3 No. of Units	467	666	1,332	1,341	3,163	4,237	—	—	—	—
NYWealthmark ML3 No. of Units	5,512	7,341	3,410	3,421	19,614	25,371	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.167	12.130	12.349	11.880	12.447	12.500	—	—	—	—
Value at End of Year	12.313	12.167	12.130	12.349	11.880	12.447	—	—	—	—
Wealthmark ML3 No. of Units	6,134	5,725	12,031	6,470	12,196	30,656	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	12.443	12.500	—	—	—	—
Value at End of Year	—	—	—	—	12.443	12.443	—	—	—	—
Wealthmark ML3 No. of Units	—	—	—	—	—	487	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	19.725	19.197	19.961	18.742	18.372	17.390	15.596	15.454
Value at End of Year	—	—	—	19.725	19.197	19.961	18.742	18.372	17.390	15.596
Wealthmark ML3 No. of Units	—	—	—	68,739	78,198	102,086	93,358	111,080	65,841	39,093
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	119	—	1,821
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	19.560	19.046	19.814	18.613	18.255	17.288	15.512	15.378
Value at End of Year	—	—	—	19.560	19.046	19.814	18.613	18.255	17.288	15.512
Wealthmark ML3 No. of Units	—	—	—	24,156	36,461	41,546	45,150	52,422	29,286	11,734
NYWealthmark ML3 No. of Units	—	—	—	4,312	17,091	31,349	29,977	28,157	43,163	43,111

U-30

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	19.192	18.716	19.500	18.346	18.020	17.091	15.358	15.249
Value at End of Year	—	—	—	19.192	18.716	19.500	18.346	18.020	17.091	15.358
Wealthmark ML3 No. of Units	—	—	—	31,859	46,808	62,511	62,559	79,307	46,476	19,173
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	18.608	19.397	18.258	17.943	17.026	15.307	15.206
Value at End of Year	—	—	—	—	18.608	19.397	18.258	17.943	17.026	15.307
Wealthmark ML3 No. of Units	—	—	—	—	5,249	5,286	8,238	8,669	9,393	2,131
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	17.159	16.767	17.504	16.501	16.240	15.434	13.897	13.826
Value at End of Year	—	—	—	17.159	16.767	17.504	16.501	16.240	15.434	13.897
Wealthmark ML3 No. of Units	—	—	—	7,773	43,377	42,896	43,217	26,729	11,788	5,978
Total Stock Market Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.816	23.401	23.991	21.914	16.740	14.772	14.993	13.040	10.315	16.723
Value at End of Year	30.556	25.816	23.401	23.991	21.914	16.740	14.772	14.993	13.040	10.315
Wealthmark ML3 No. of Units	107,735	111,076	117,814	132,502	167,364	142,274	204,405	232,918	272,378	309,929
NYWealthmark ML3 No. of Units	13,460	13,732	15,374	21,722	30,674	39,587	40,012	44,908	61,954	74,214
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	26.688	24.204	24.826	22.688	17.340	15.309	15.546	13.528	10.706	17.366
Value at End of Year	31.573	26.688	24.204	24.826	22.688	17.340	15.309	15.546	13.528	10.706
Wealthmark ML3 No. of Units	29,488	29,927	31,100	34,335	40,775	53,377	57,537	70,756	82,347	92,593
NYWealthmark ML3 No. of Units	53,473	50,108	55,575	61,623	86,329	117,721	118,522	132,546	160,680	173,278
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	26.108	23.714	24.360	22.296	17.065	15.089	15.346	13.374	10.600	17.219
Value at End of Year	30.841	26.108	23.714	24.360	22.296	17.065	15.089	15.346	13.374	10.600
Wealthmark ML3 No. of Units	93,104	86,274	93,121	112,690	153,012	181,373	190,774	204,030	224,529	220,445
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	25.918	23.552	24.206	22.166	16.975	15.017	15.280	13.323	10.565	17.171
Value at End of Year	30.601	25.918	23.552	24.206	22.166	16.975	15.017	15.280	13.323	10.565
Wealthmark ML3 No. of Units	15,313	10,291	10,602	12,562	16,333	46,343	39,576	41,938	45,015	51,328
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	29.591	26.931	27.721	25.422	19.497	17.274	17.604	15.372	12.208	19.872
Value at End of Year	34.886	29.591	26.931	27.721	25.422	19.497	17.274	17.604	15.372	12.208
Wealthmark ML3 No. of Units	8,011	11,102	11,583	13,514	19,096	22,411	23,813	35,936	38,806	43,691
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.223	11.373	11.579	11.808	12.036	12.405	—	12.500	—	—
Value at End of Year	11.090	11.223	11.373	11.579	11.808	12.036	—	12.405	—	—
Wealthmark ML3 No. of Units	33,333	29,373	37,983	30,769	27,440	4,741	—	9,932	—	—
NYWealthmark ML3 No. of Units	—	—	—	39,656	9,457	9,515	—	—	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	11.187	11.342	11.554	11.788	12.022	12.184	12.402	12.500	—	—
Value at End of Year	11.049	11.187	11.342	11.554	11.788	12.022	12.184	12.402	—	—
Wealthmark ML3 No. of Units	19,714	25,648	25,891	40,352	64,008	10,805	10,864	2,005	—	—
NYWealthmark ML3 No. of Units	288	10,915	1,040	1,095	44,270	7,965	19,501	1,474	—	—
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	11.080	11.250	11.477	11.727	11.978	12.158	12.395	12.500	—	—
Value at End of Year	10.927	11.080	11.250	11.477	11.727	11.978	12.158	12.395	—	—
Wealthmark ML3 No. of Units	29,766	58,174	51,954	29,287	20,934	6,077	10,402	6,167	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	11.044	11.220	11.452	11.707	12.500	—	—	—	—	—
Value at End of Year	10.887	11.044	11.220	11.452	11.707	—	—	—	—	—
Wealthmark ML3 No. of Units	10,287	10,777	11,314	19,275	20,207	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	10.938	11.129	11.377	11.648	12.500	—	—	—	—	—
Value at End of Year	—	10.938	11.129	11.377	11.648	—	—	—	—	—
Wealthmark ML3 No. of Units	—	4,092	4,115	5,823	5,035	—	—	—	—	—

U-31

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.376	13.826
Value at End of Year	—	—	—	—	—	—	—	—	14.239	13.376
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	66,547	59,960
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	13.210	13.661
Value at End of Year	—	—	—	—	—	—	—	—	14.055	13.210
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	9,674	2,365
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,504	7,351
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	13.079	13.546
Value at End of Year	—	—	—	—	—	—	—	—	13.895	13.079
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	17,655	33,375
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.508
Value at End of Year	—	—	—	—	—	—	—	—	—	13.036
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	12.285	12.749
Value at End of Year	—	—	—	—	—	—	—	—	13.025	12.285
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	8,315	4,974
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.014
Value at End of Year	—	—	—	—	—	—	—	—	—	9.008
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	142
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.745
Value at End of Year	—	—	—	—	—	—	—	—	—	9.442
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	5,705
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.612
Value at End of Year	—	—	—	—	—	—	—	—	—	9.348
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	6,813
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.867
Value at End of Year	—	—	—	—	—	—	—	—	—	10.677
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	640
Utilities Trust - Series II Shares (units first credited 10-21-2016)
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	45.416	—	—	—	—	—	—	—	—	—
Wealthmark ML3 No. of Units	33	—	—	—	—	—	—	—	—	—
Value Trust (merged into Mid Cap Index Trust eff 10-27-2017) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	33.240	29.241	32.712	30.340	22.831	19.809	19.971	16.647	12.021	20.700
Value at End of Year	—	33.240	29.241	32.712	30.340	22.831	19.809	19.971	16.647	12.021
Wealthmark ML3 No. of Units	—	1,252	1,288	1,308	608	810	1,082	1,109	1,140	2,512
NYWealthmark ML3 No. of Units	—	—	—	—	—	—	—	126	—	—
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year	32.589	28.683	32.103	29.791	22.428	19.470	19.639	16.379	11.833	20.386
Value at End of Year	—	32.589	28.683	32.103	29.791	22.428	19.470	19.639	16.379	11.833
Wealthmark ML3 No. of Units	—	—	—	—	259	4,120	279	293	2,663	1,603
NYWealthmark ML3 No. of Units	—	4,230	6,299	9,957	1,145	1,221	1,221	1,221	—	372

U-32

Wealthmark ML3

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year	31.881	28.101	31.500	29.275	22.073	19.190	19.386	16.192	11.715	20.214
Value at End of Year	—	31.881	28.101	31.500	29.275	22.073	19.190	19.386	16.192	11.715
Wealthmark ML3 No. of Units	—	3,046	4,473	4,552	4,171	3,024	3,060	3,833	3,645	14,951
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.158
Value at End of Year	—	—	—	—	—	—	—	—	—	11.676
Wealthmark ML3 No. of Units	—	—	—	—	—	—	—	—	—	638
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year	39.322	34.730	39.008	36.325	27.444	23.907	24.199	20.253	14.683	25.386
Value at End of Year	—	39.322	34.730	39.008	36.325	27.444	23.907	24.199	20.253	14.683
Wealthmark ML3 No. of Units	—	923	1,000	898	1,028	1,175	1,198	1,364	1,329	—

U-33

To obtain a free copy of the Wealthmark ML3 Variable Annuity

Statement of Additional Information dated April 30, 2018,

please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 30, 2018

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA (to be read with this Statement of Additional Information)
Venture Variable Annuity
Venture 4 Variable Annuity
Venture III Variable Annuity
Venture Vantage Variable Annuity
Venture Vision Variable Annuity
Wealthmark Variable Annuity
Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address PO Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT H SAI 04/18

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Inde pendent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2017, and for each of the two years in the period ended December 31, 2017, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation ) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2017, 2016, and 2015 were $223,192,582, $224,855,376, and $252,644,283.respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but

1

compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2017) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

2

Sales and Asset Based Payments

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

●	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
●	earnings on those contributions; and
●	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the

3

event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59  1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

●	termination of employment in all Texas public institutions of higher education;

●	retirement;

●	death; or

●	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

4

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2017, 2016 and 2015

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2017, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2017.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts
April 4, 2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2017	2016

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$47,970	$45,231
Stocks:
Preferred stocks	11	25
Common stocks	1,354	1,063
Investments in affiliates	2,560	3,429
Mortgage loans on real estate	11,900	11,631
Real estate:
Company occupied	286	295
Investment properties	5,436	5,953
Cash, cash equivalents and short-term investments	4,131	3,879
Policy loans	2,726	2,722
Derivatives	9,637	10,851
Receivable for securities	16	18
Other invested assets	9,269	6,656

Total cash and invested assets	95,296	91,753
Investment income due and accrued	705	752
Premiums due and deferred	65	277
Amounts recoverable from reinsurers	163	280
Net deferred tax asset	13	177
Funds held by or deposited with reinsured companies	3,321	3,488
Other reinsurance receivable	181	200
Amounts due from affiliates	477	411
Other assets	1,435	1,407
Assets held in separate accounts	141,167	131,147

Total admitted assets	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS — STATUTORY BASIS – (CONTINUED)

	December 31,
	2017	2016

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,132	$67,125
Policyholders’ and beneficiaries funds	2,683	2,717
Consumer notes	197	201
Dividends payable to policyholders	408	422
Policy benefits in process of payment	450	526
Other amount payable on reinsurance	534	830
Other policy obligations	46	60

Total policy and contract obligations	73,450	71,881
Payable to parent and affiliates	1,645	1,436
Transfers to (from) separate account, net	(365)	(423)
Asset valuation reserve	2,106	2,106
Reinsurance in unauthorized companies	4	3
Funds withheld from unauthorized reinsurers	66	7,463
Interest maintenance reserve	2,038	1,351
Current federal income taxes payable	104	230
Derivatives	4,129	5,370
Payables for collateral on derivatives	1,973	1,907
Payables for securities	177	28
Funds held under coinsurance	7,239	138
Other general account obligations	981	1,101
Obligations related to separate accounts	141,167	131,147

Total liabilities	234,714	223,738

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2017 and 2016)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 and 4,728,939 shares issued and outstanding at December 31, 2017 and 2016, respectively)	5	5
Paid-in surplus	3,219	3,196
Surplus notes	585	585
Unassigned surplus	4,300	2,368

Total capital and surplus	8,109	6,154

Total liabilities and capital and surplus	$242,823	$229,892

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$18,286	$13,227	$16,323
Consideration for supplementary contracts with life contingencies	176	201	140
Net investment income	4,426	4,308	4,387
Amortization of interest maintenance reserve	195	191	181
Commissions and expense allowance on reinsurance ceded	1,963	629	1,040
Reserve adjustment on reinsurance ceded	(12,621)	(7,297)	(16,494)
Separate account administrative and contract fees	1,772	1,697	1,786
Other revenue	347	434	415

Total premiums and other revenues	14,544	13,390	7,778
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,693	10,220	9,762
Annuity benefits	1,788	1,622	1,796
Disability and long-term care benefits	738	664	647
Interest and adjustments on policy or deposit-type funds	(318)	94	91
Payments on supplementary contracts with life contingencies	199	191	179
Increase (decrease) in life and long-term care reserves	1,979	1,784	(2,506)

Total benefits paid or provided	17,079	14,575	9,969
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,091	1,049	1,289
General expenses	1,039	943	960
Insurance taxes, licenses and fees	138	171	145
Net transfers to (from) separate accounts	(8,706)	(5,581)	(6,554)
Investment income ceded	878	1,240	2,465
Other deductions	153	21	(160)

Total insurance expenses and other deductions	(5,407)	(2,157)	(1,855)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	2,872	972	(336)
Dividends to policyholders	124	131	(36)

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	2,748	841	(300)
Federal income tax expense (benefit)	446	(121)	(778)

Income (loss) from operations before net realized capital gains (losses)	2,302	962	478
Net realized capital gains (losses)	(403)	(933)	216

Net income (loss)	$1,899	$29	$694

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2015	$5	$3,196	$990	$1,137	$5,328
Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154

Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to Parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	$5	$3,219	$585	$4,300	$8,109

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,

	2017	2016	2015

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$18,819	$13,411	$19,961
Net investment income received	4,603	4,415	4,600
Separate account fees	1,772	1,697	1,786
Commissions and expenses allowance on reinsurance ceded	1,963	629	1,040
Miscellaneous income	374	595	2,852
Benefits and losses paid	(28,091)	(21,060)	(29,836)
Net transfers from (to) separate accounts	8,763	5,699	7,404
Commissions and expenses (paid) recovered	(3,040)	(2,873)	(5,153)
Dividends paid to policyholders	(138)	(137)	(250)
Federal and foreign income and capital gain taxes (paid) recovered	(846)	200	847

Net cash provided by (used in) operating activities	4,179	2,576	3,251

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	19,287	20,934	19,217
Stocks	317	239	190
Mortgage loans on real estate	885	1,283	1,834
Real estate	986	1,295	8
Other invested assets	624	485	955
Derivatives	-	-	32
Net gains (losses) on cash, cash equivalents and short term investments	4	(2)	(9)

Total investment proceeds	22,103	24,234	22,227

Cost of investments acquired:
Bonds	21,195	21,880	19,734
Stocks	459	652	848
Mortgage loans on real estate	1,179	2,440	1,715
Real estate	415	446	1,155
Other invested assets	1,680	1,429	905
Derivatives	46	1,420	-

Total cost of investments acquired	24,974	28,267	24,357
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	217	266	(904)
Net (increase) decrease in policy loans	(4)	932	(56)

Net cash provided by (used in) investment activities	(2,658)	(2,835)	(3,090)

Financing and miscellaneous activities
Surplus notes	-	(405)	-
Borrowed funds	(164)	(64)	(276)
Net deposits (withdrawals) on deposit-type contracts	(34)	93	(333)
Dividend paid to Parent	(900)	-	(210)
Other cash provided (applied)	(171)	(14)	(2,516)

Net cash provided by (used in) financing and miscellaneous activities	(1,269)	(390)	(3,335)

Net increase (decrease) in cash, cash equivalents and short-term investments	252	(649)	(3,174)
Cash, cash equivalents and short-term investments at beginning of year	3,879	4,528	7,702

Cash, cash equivalents and short-term investments at end of year	$4,131	$3,879	$4,528

Non-cash activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$33	$650	$8,357
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	16	(650)	(8,357)
Financing and other activities related to JHVT\JHLH merger and transfer with affiliates, net	(49)	-	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH.    Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2017, 2016 and 2015, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $1,630 million and $635 million for the calculation required under AG 38 8D, of which $1,103 million and $345 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2017 and 2016, respectively. At

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

December 31, 2017 and 2016, the Company held reserves of $1,281 million and $930 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2017. For the reserve at December 31, 2016, the mean reserve method was used to adjust the calculated terminal reserve to the appropriate reserve. Mean reserves are determined by computing the terminal reserve for the plan and assuming annual premiums have been paid as of the valuation date. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments. Reserves at December 31, 2017 and 2016 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2017 and 2016, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2017 and 2016, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks — Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and had no material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company plans to implement PBR prior to January 1, 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2017, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2017, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$752	$762
Due after one year through five years	7,309	7,406
Due after five years through ten years	6,689	6,938
Due after ten years	26,840	30,552
Mortgage-backed and asset-backed securities	6,380	6,782

Total	$47,970	$52,440

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2017	2016

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$135	$317
Bonds pledged in support of exchange-traded futures	364	533
Bonds and cash pledged in support of cleared interest rate swaps	192	278

Total fair value	$691	$1,128

At carrying value:
Bonds on deposit with government authorities	$16	$15
Mortgage loans pledged in support of real estate	2	16
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	4,187	4,101

Total carrying value	$4,298	$4,225

At December 31, 2017 and 2016, the Company held below investment grade corporate bonds of $2,238 million and $2,626 million, with an aggregate fair value of $2,412 million and $2,803 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

At December 31, 2016, the Company had no Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV).

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

At December 31, 2017 and 2016, there were 483 and 626 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $40 million and $51 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $3 million, $61 million, and $28 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 4, 8, and 13 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2017, 2016 and 2015 was $3 million, $16 million, and $18 million, respectively. There were 1, 2, and 0 restructured corporate bonds for which an impairment was recognized during 2017, 2016 and 2015, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Proceeds	$17,663	$20,018	$17,078
Realized gross gains	557	524	500
Realized gross losses	(33)	(112)	(123)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2017 and 2016.

Affiliate Transactions

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2017, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLI Bermuda. These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MILHK”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

*	Affiliates - fair value represents the carrying value

At December 31, 2017 and 2016, there were 136 and 192 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2017 and 2016, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2017, 2016 and 2015, realized capital losses include $2 million, $24 million, $4 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 81, 108, and 115 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2017 and 2016, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
		West South Central	660
		Canada / Other	82
Allowance	(14)	Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

December 31, 2016:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
		West South Central	511
		Canada / Other	86
Allowance	(7)	Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

The aggregate mortgages outstanding to any one borrower do not exceed $342 million.

During 2017, the respective maximum and minimum lending rates for mortgage loans issued were 4.60% and 4.15% for agricultural loans and 5.75% and 3.49% for commercial loans. The Company issued no purchase money mortgages in 2017 and 2016. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2017, 2016 and 2015, respectively. The average recorded investment in impaired loans was $31 million, $25 million, and $34 million at December 31, 2017, 2016 and 2015, respectively. The

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Company recognized $0 million, $1 million, and $2 million of interest income during the period the loans were impaired for the years ended December 31, 2017, 2016 and 2015, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2017	2016

	(in millions)
AAA	$250	$232
AA	2,842	2,678
A	5,585	5,555
BBB	3,095	3,037
BB	98	111
B and lower and unrated	30	18

Total	$11,900	$11,631

Affiliate Transactions

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2017	2016

	(in millions)
Properties occupied by the company	$396	$392
Properties held for the production of income	6,086	6,150
Properties held for sale	-	395
Less accumulated depreciation	(760)	(689)

Total	$5,722	$6,248

The Company recorded $0 million, $38 million, and $0 million of impairments on real estate investments during the years ended December 31, 2017, 2016 and 2015, respectively.

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2017 and 2016.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $99 million, and $120 million of impairments on partnerships and LLCs during the years ended December 31, 2017, 2016 and 2015, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2017 or 2016.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2017 and 2016, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2017 or 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2017	2016	2015

	(in millions)
Income:
Bonds	$2,146	$2,232	$2,231
Preferred stocks	-	-	-
Common stocks	23	225	372
Mortgage loans on real estate	610	609	670
Real estate	704	762	722
Policy loans	176	167	190
Cash, cash equivalents and short-term investments	33	18	8
Other invested assets	1,014	506	466
Derivatives	483	594	520
Other income	12	30	27

Total investment income	5,201	5,143	5,206
Expenses
Investment expenses	(509)	(529)	(533)
Investment taxes, licenses and fees, excluding federal income taxes	(93)	(94)	(84)
Investment interest expense	(50)	(82)	(84)
Depreciation on real estate and other invested assets	(123)	(130)	(118)

Total investment expenses	(775)	(835)	(819)

Net investment income	$4,426	$4,308	$4,387

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2017	2016	2015

	(in millions)
Realized capital gains (losses)	$722	$(494)	$965
Less amount transferred to the IMR (net of related tax benefit (expense) of $(475) in 2017, $31 in 2016, and $(138) in 2015)	882	(57)	256

Realized capital gains (losses) before tax	(160)	(437)	709
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	243	496	493

Net realized capital gains (losses)	$(403)	$(933)	$216

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2017
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$145,611	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$161,404	$9,637	$4,129	$11,223	$4,872

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2017, 2016 and 2015, respectively, the Company recorded unrealized gains (losses) of $ 402 million, $ 436 million, and ($ 33) million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2017, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 29 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2017, 2016 and 2015 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(805)	$773	$367
Interest rate treasury locks	841	(435)	(728)
Interest rate options	(73)	(8)	16
Foreign currency swaps	6	(31)	-
Foreign currency forwards	(11)	-	5
Equity total return swaps	3	(4)	2
Equity index options	102	68	(76)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$63	$363	$(414)

Net realized capital gain (loss):
Interest rate swaps	$874	$(490)	$(495)
Interest rate treasury locks	34	342	446
Interest rate options	(3)	-	-
Interest rate futures	273	(23)	(25)
Foreign currency swaps	4	3	4
Foreign currency forwards	16	24	26
Foreign currency futures	(111)	94	99
Equity total return swaps	(9)	(9)	11
Equity index options	22	(98)	(18)
Equity index futures	(1,104)	(1,007)	(42)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(4)	$(1,164)	$6

Total gain (loss) from derivatives in other hedging relationships	$59	$(801)	$(408)

The Company also deferred net realized gains (losses) of $ 872 million, ($ 526) million, and ($ 495) million (including $ 874 million, ($ 490) million, and ($ 495) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2017, 2016 and 2015, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2017 and 2016, respectively

	December 31, 2017			December 31, 2016

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	1	$10	$-	2
AA	10	-	-	10	-	1
A	10	-	1	45	1	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$30	$-		$65	$1

1	The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
2	Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.
3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2017 and 2016. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2017 and 2016, the Company accepted collateral consisting of cash of $ 1,973 million and $ 1,907 million, and various securities with a fair value of $ 4,360 million and $ 4,656 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2017 and 2016, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $ 261 million and $ 315 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2017 and 2016, the equity total return swap agreements with MLI had a fair value of $30 million and $16 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10
Loan-backed and structured securities	6	6	-	-	6

Total bonds with NAIC 6 rating	28	28	-	12	16
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134

Total common stocks	1,354	1,354	1,220	-	134
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-
Interest rate treasury locks	630	630	-	61	569
Interest rate options	247	247	-	67	180
Interest rate futures	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-
Foreign currency forwards	2	2	-	2	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	20	20	-	-	20
Equity index options	319	319	-	319	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769
Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40
Interest rate treasury locks	13	13	-	12	1
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-
Foreign currency forwards	5	5	-	5	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41
Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,415 million and $ 2,316 million at December 31, 2017 and 2016, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2017 and 2016, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2017 and 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2017, 2016 and 2015, are summarized as follows:

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2015	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2015
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums earned
Direct	$20,392	$19,809	$20,189
Assumed	605	872	1,867
Ceded	(2,711)	(7,454)	(5,733)

Net	$18,286	$13,227	$16,323

Benefits to policyholders ceded	$(16,741)	$(15,271)	$(16,713)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2017, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2017, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2017, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,375 million.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(224)	$(264)	$(8,180)
Premiums assumed	91	106	3,272
Benefits ceded	(636)	(615)	(314)
Benefits assumed	254	246	126

Other reinsurance receivable (payable)	(1)	(2)	362
Funds held by or deposited with reinsured companies	3,316	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded, net	$(177)	$(183)	$(2,231)
Benefits ceded, net	(424)	(427)	(436)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	46	41	60
Other amounts payable on reinsurance	4	9	1

Treaty settlement received (paid)*	227	246	527
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(256)	$(517)	$(530)
Premiums ceded, impact of treaty recaptured	3,718	-	-
Benefits ceded	(782)	(836)	(756)

Other reinsurance receivable	2	-	-
Other amounts payable on reinsurance	-	24	25
Funds held by or deposited with reinsured companies	7,048	-	-
Funds withheld from unauthorized reinsurers	-	7,236	7,544
Treaty settlement received (paid)*	(8)	(594)	(468)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $8,644 million and $8,320 million at December 31, 2017 and 2016, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. The total amount of collateral was $8,631 million as of December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

	Years ended December 31,
	2017	2016

	(in millions)
Funds Withheld	$7,048	$6,987
Trust Assets	-	1,644
Letter of Credit	-	-

Total Value of Collateral	$7,048	$8,631

If needed for reserves credit, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. As of December 31, 2017 and 2016, a letter of credit was not needed.

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2017.

Year ended December 31,
2017

(in millions)
Available Capital	$1,884
Required Capital	$262
RBC Ratio	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2017 and 2016 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(3,320)	$(3,978)	$5,332
Benefits ceded	(11,653)	(10,494)	(12,125)

Other reinsurance receivable	25	-	-
Other amounts payable on reinsurance	389	605	351
Funds withheld from unauthorized reinsurers	-	227	240

Treaty settlement received (paid)*	480	(142)	(712)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,873 million and $2,434 million as a coinsurance reserve and JHUSA holds $109 million and $185 million as a modified coinsurance reserve at December 31, 2017 and 2016, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2017 and 2016, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The Company entered into a Stop Loss Reinsurance Agreement with (“MRBL”), effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(255)	$(298)	$(392)
Benefits ceded	(545)	(468)	(448)

Other reinsurance receivable	-	5	36
Other amounts payable on reinsurance	7	-	-
Funds withheld from unauthorized reinsurers	66	-	-
Treaty settlement received (paid)*	(28)	(74)	14
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2017	2016	2015

	(in millions)
Premiums ceded	$(27)	$(28)	$(28)
Premiums assumed	-	241	-
Benefits ceded	(19)	(10)	(10)
Benefits assumed	22	8	-

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	7	-	-
Funds withheld from authorized reinsurers	-	3	5
Treaty settlement received (paid)*	(28)	7	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

Year ended December 31,
2017
(in millions)
Premiums ceded	$(373)
Premiums assumed	-
Benefits ceded	(14)
Benefits assumed	-

Other reinsurance receivable	-
Other amounts payable on reinsurance	18
Funds withheld from authorized reinsurers	50
Treaty settlement received (paid)*	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement will be supported by a FWH account and a credit-linked note. The FWH account will be funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note will be in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(395)	$(65)	$(460)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(395)	(65)	(460)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(395)	(65)	(460)
(f) Deferred tax liabilities	(291)	(5)	(296)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(104)	$(60)	$(164)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2017. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	December 31, 2016
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(32)	(120)	(152)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(760)	(120)	(880)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	438	(120)	318
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(363)	2	(361)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(395)	$(65)	$(460)

	2017	2016

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	794%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,082	$5,959

Impact of tax planning strategies is as follows:

	December 31, 2017
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2016
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(395)	$(65)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(395)	$(65)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$446	$(121)	$567
(b) Foreign	-	-	-

(c) Subtotal	446	(121)	567
(d) Federal income tax on net capital gains	243	496	(253)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$689	$375	$314

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2017	2016	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,489	906	583
(4) Investments	88	257	(169)
(5) Deferred acquisition costs	357	550	(193)
(6) Policyholder dividends accrual	49	84	(35)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	28	44	(16)
(9) Pension accrual	16	-	16
(10) Receivables - nonadmitted	48	71	(23)
(11) Net operating loss carryforward	-	199	(199)
(12) Tax credit carry-forward	329	684	(354)
(13) Other (including items <5% of total ordinary tax assets)	28	32	(5)

(99) Subtotal	$2,432	$2,827	$(395)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,311	$2,706	$(395)
(e) Capital:
(1) Investments	$63	$128	$(65)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$63	$128	$(65)
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$63	$128	$(65)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,374	$2,834	$(460)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,178	$2,170	$(992)
(2) Fixed assets	18	-	18
(3) Deferred and uncollected premium	9	89	(80)
(4) Policyholder reserves	934	-	934
(5) Other (including items <5% of total ordinary tax liabilities)	150	321	(171)

(99) Subtotal	$2,289	$2,580	$(291)
(b) Capital:
(1) Investments	$72	$42	$30
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	35	(35)

(99) Subtotal	$72	$77	$(5)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,361	$2,657	$(296)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$13	$177	$(164)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2017	2016	Change

	(in millions)
Total deferred tax assets	$2,374	$2,834	$(460)
Total deferred tax liabilities	2,361	2,657	(296)

Net deferred tax assets (liabilities)	$13	$177	$(164)

Tax effect of unrealized gains and losses			628
Tax effect of unrealized foreign exchange gains (losses)			(71)
Other			5

Change in net deferred income taxes			$(726)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(in millions)
Ordinary provisions computed at statutory rate	$962	$294	$(105)
Net realized capital gains (losses) before IMR at statutory rate	253	(173)	335
Change in nonadmitted assets	-	-	-
Reinsurance	22	(47)	35
Valuation allowance	-	71	-
Tax-exempt income	(22)	(16)	(6)
Nondeductible expenses	1	(1)	-
Foreign tax expense gross up	8	8	9
Amortization of IMR	(68)	(78)	(128)
Tax recorded in surplus	68	(4)	37
Dividend received deduction	(184)	(183)	(230)
Investment in subsidiaries	(25)	(25)	(28)
Prior year adjustment	(151)	(54)	(21)
Tax credits	(24)	(26)	(42)
Change in tax reserve	4	(200)	18
Pension	-	-	-
Tax rate change	570	-	-
Other	1	$(1)	$(1)

Total	$1,415	$(435)	$(127)

Federal and foreign income taxes incurred	446	(121)	(778)
Capital gains tax	243	496	493
Change in net deferred income taxes	726	$(810)	$158

Total statutory income tax expense (benefit)	$1,415	$(435)	$(127)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2017, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3

			$302

Alternative minimum tax credits	2002		$3
	2003		7
	2004		1
	2008		2
	2009		7

			$20

Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision is repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $228 million, $0 million and $0 million for the years 2017, 2016 and 2015 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Company of Vermont
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($156) million and ($193) million at December 31, 2017 and 2016, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2017	2016

	(in millions)
Balance at beginning of year	$37	$1,967
Additions based on tax positions related to the current year	14	14
Payments	-	(1,535)
Additions for tax positions of prior years	22	28
Reductions for tax positions of prior years	(13)	(437)

Balance at end of year	$60	$37

Included in the balances as of December 31, 2017 and 2016, are $75 million and $37 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2017 and 2016, are ($16) million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($10) million, $177 million, and $0 million of interest benefit for the years ended December 31, 2017, 2016 and 2015, respectively. The Company had approximately $6 million and $27 million accrued for interest as of December 31, 2017 and 2016, respectively. The Company did not recognize any material penalties for the years ended December 31, 2017, 2016 and 2015.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company has applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company will adjust its provisional amounts as further regulatory and IRS guidance emerges. Deferred Tax Assets and Deferred Tax Liabilities for Actuarial Liabilities both include a provisional amount of $672 million until policy level tax reserve computations are finalized. The revaluation of deferred tax assets and liabilities from 35% to 21% resulted in the following impacts: Change in Net Unrealized Capital Gains (Losses) less Capital Gains Tax, $767 million; Change in Net Unrealized Foreign Exchange Capital Gains (Losses), ($47) million; and Change in Net Deferred Income Tax, ($589) million.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2017, 2016 and 2015, the Company paid ordinary dividends of $807 million, $0 million and $210 million and extraordinary dividends of $93 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

determined based on the various risk factors related to it. As of December 31, 2017 and 2016, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2017, 2016 and 2015. Total interest paid through December 31, 2017 was $780 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the years ended December 31, 2017, 2016, and 2015, the combined interest expense on the notes was $0 million, $31 million and $29 million, respectively.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid through December 31, 2017 was $19 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $347 million, $329 million, and $377 million, respectively, for the years ended December 31, 2017, 2016 and 2015.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $767 million, $811 million, and $760 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Other

During 2017, 2016 and 2015, respectively, the Company received dividends of $31 million, $34 million, and $36 million from John Hancock Investment Management Services LLC, $72 million, $71 million, and $81 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $0 million, and $70 million from JHLH, $231 million, $214 million, and $289 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $19 million, and $0 million from John Hancock Partnership Holdings I & II and $10 million, $0 million, and $0 million from CLA CRE Opportunity Fund I LP. These dividends are included in the Company’s net investment income.

During 2017 and 2016, the Company made a capital contribution of $0 million and $75 million to JHS LLC in exchange for one share of its common stock, respectively.

During 2017, the Company made a capital contribution of $40 million to its wholly-owned subsidiary, MMRC, in exchange for one hundred and one shares of the common stock of MMRC, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2017 and 2016, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $558 million and $543 million at December 31, 2017 and 2016, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2017	2016

	(In millions)
The Manufacturers Investment Corporation	$134	$49
John Hancock Financial Corporation	114	119
Manulife Reinsurance Limited	56	14
Manulife Reinsurance (Bermuda) Ltd.	111	153
Manulife (Michigan) Reassurance Company	4	-
John Hancock Life & Health Insurance Company	180	84
John Hancock Life Insurance Company Vermont	-	33
John Hancock Reassurance Company, Ltd.	179	88
John Hancock Life Insurance Company New York	170	263
John Hancock Investment Management Services LLC	23	22
John Hancock Subsidiaries LLC	31	64
John Hancock Insurance Agency, Inc.	5	8
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	8	6
JH Partnership Holdings I, II LP	7	3
John Hancock Energy Resources Management, Inc.	-	1
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	2	3
JH Advisors LLC	66	56
Manulife Asset Management (US) LLC	76	58
Hancock Capital Investment Management LLC	11	10
John Hancock RPS, LLC	31	5
The Berkeley Financial Group, LLC	2	1
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	4
JH Networking Insurance Agency, Inc.	5	2
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	1	11
Hancock Natural Resource Group, Inc.	30	23
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	2	-

Total	$1,264	$1,085

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $624 million, purchase other invested assets of $2,447 million, purchase real estate of $213 million, and issue agricultural and commercial mortgages of $92 million at December 31, 2017. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2018.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2018	$12
2019	11
2020	11
2021	8
2022	5
Thereafter	350

Total	$397

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. An agreement to settle the case pending in California for $60 million received preliminary court approval at a hearing on February 13, 2018. A hearing for final approval is scheduled for May 9, 2018. That case covers a class of approximately 104,000 current and former owners of Flex V policies. Discovery in the case pending in New York was completed at the end of 2017. Motion practice related to class certification in the New York case is due to be concluded by June 15. It is premature to attempt to predict any outcome or range of outcomes for this matter.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2017	2016	2017	2016

	(in millions)
Group Annuity Contracts (401K)	$87,377	$78,915	$-	$-
Variable and Fixed Annuities	35,552	35,077	23	25
Life Insurance	14,081	12,516	-	-
Fixed Products - Institutional and stable value fund	2,140	2,566	-	-
Fixed Products - Retail	26	27	413	452
Investments - Funds	1,555	1,569	-	-

Total	$140,731	$130,670	$436	$477

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74
2013	$263	$109

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2017	2016

	(in millions, except for ages)
Account value	$36,044	$35,588
Amount of reserve held	821	901
Net amount at risk - gross	4,817	7,031
Weighted average attained age	69	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2017 and 2016:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2017 and 2016, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2017 and 2016, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2017	2016

	(in millions)
Type of Fund
Equity	$28,880	$24,145
Balanced	10,009	15,300
Bonds	6,381	5,052
Money Market	519	556

Total	$45,789	$45,053

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,395	$14,395	$-	$13,768	$13,768

Reserves for accounts with assets at:
Fair value	627	139,896	140,523	1,114	129,333	130,447
Amortized cost	-	-	-	-	-	-

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2017			2016

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$400	$1,720	$2,120	$474	$1,733	$2,207
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,494	1,494	-	1,531	1,531
At fair value	-	134,740	134,740	-	122,924	122,924
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,771	1,771	-	2,903	2,903

Subtotal	400	139,725	140,125	474	129,091	129,565
Not subject to discretionary withdrawal	227	171	398	640	242	882

Total	$627	$139,896	$140,523	$1,114	$129,333	$130,447

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2017	2016	2015

	(in millions)
Transfers to separate accounts	$17,679	$17,163	$17,071
Transfers from separate accounts	26,385	22,744	23,625

Net transfers to (from) separate accounts	$(8,706)	$(5,581)	$(6,554)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $34 million, $30 million, and $35 million in 2017, 2016 and 2015, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2017, 2016 and 2015, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $328 million and $346 million at December 31, 2017 and 2016, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2017, 2016 and 2015, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2017 and 2016 was $112 million and $97 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2017 and 2016 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2017, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2017, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2017, the Company had no outstanding borrowings under the agreement.

At December 31, 2017, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2017. At December 31, 2017, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2017, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2017, the Company had $55 million outstanding borrowings under the agreement with a fair value of $55 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and an additional advance of $25 million on February 15, 2017. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $1 million and $0 million for the year ended December 31, 2017 and 2016.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2017 and 2016 was $197 million and $201 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; and thereafter $125 million.

Interest expense on consumer notes, included in benefits to policyholders, was $11 million, $12 million, and $18 million in 2017, 2016 and 2015, respectively. Interest paid amounted to $11 million, $11 million, and $18 million in 2017, 2016 and 2015, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $7 million, and $6 million for the years ended December 31, 2017, 2016 and 2015, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $3 million, $3 million, and $2 million for the years ended December 31, 2017, 2016 and 2015, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2017
	(1) (Col 2 + 3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$19	$19	$-
(b) Membership stock - Class B	-	-	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $0 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2017 and 2016, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2017 was $400 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2017	2016

	(in millions)
Assets:
Bonds	$2,744	$2,979
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	247	271
Real estate	704	817
Cash, cash equivalents and short-term investments	4	17
Policy loans	1,694	1,686
Other invested assets	248	140

Total cash and invested assets	5,641	5,910
Investment income due and accrued	102	108
Premiums due and deferred	5	9
Net deferred tax asset	73	144
Other closed block assets	46	-

Total closed block assets	$5,867	$6,171

Obligations:
Policy reserves	5,515	5,623
Policyholders’ and beneficiaries’ funds	60	62
Dividends payable to policyholders	322	324
Policy benefits in process of payment	71	89
Other policy obligations	1	2
Other closed block obligations	500	719

Total closed block obligations	$6,469	$6,819

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2017 financial statements through April 4, 2018, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2017

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Separate Account”) comprised of the following sub-accounts as listed below as of December 31, 2017, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2017, the results of their operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual sub-accounts constituting John Hancock Life		Statement of operations and
Insurance Company (U.S.A) Separate Account H		changes in contract owners’ equity
500 Index Fund Series I	Lifestyle Balanced Portfolio Series II	For each of the two years in the period ended December 31, 2017
500 Index Fund Series II	Lifestyle Conservative Portfolio Series I
500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series II
Active Bond Trust Series I	Lifestyle Growth Portfolio Series I
Active Bond Trust Series II	Lifestyle Growth Portfolio Series II
American Asset Allocation Trust Series I	Lifestyle Growth Portfolio Series NAV
American Asset Allocation Trust Series II	Lifestyle Moderate Portfolio Series I
American Asset Allocation Trust Series III	Lifestyle Moderate Portfolio Series II
American Global Growth Trust Series II	Managed Volatility Aggressive Portfolio Series I
American Global Growth Trust Series III	Managed Volatility Aggressive Portfolio Series II
American Growth Trust Series II	Managed Volatility Balanced Portfolio Series I
American Growth Trust Series III	Managed Volatility Balanced Portfolio Series II
American Growth-Income Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Growth-Income Trust Series II	Managed Volatility Conservative Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Conservative Portfolio Series II
American International Trust Series II	Managed Volatility Growth Portfolio Series I

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

American International Trust Series III	Managed Volatility Growth Portfolio Series II
Basic Value Focus	Managed Volatility Growth Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Moderate Portfolio Series I
Blue Chip Growth Trust Series II	Managed Volatility Moderate Portfolio Series II
Bond Trust Series I	Mid Cap Index Trust Series I
Bond Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Value Trust Series II	Mid Value Trust Series I
Core Bond Trust Series I	Mid Value Trust Series II
Core Bond Trust Series II	Money Market Trust Series I
DWS Equity 500 Index	Money Market Trust Series II
Emerging Markets Value Trust Series NAV	Mutual Shares Trust Series I
Equity Income Trust Series I	PIMCO All Asset
Equity Income Trust Series II	Real Estate Securities Trust Series I
Financial Industries Trust Series I	Real Estate Securities Trust Series II
Financial Industries Trust Series II	Science & Technology Trust Series I
Fundamental All Cap Core Trust Series II	Science & Technology Trust Series II
Fundamental Large Cap Value Trust Series I	Short Term Government Income Trust Series I
Fundamental Large Cap Value Trust Series II	Short Term Government Income Trust Series II
Global Allocation	Small Cap Growth Trust Series I
Global Bond Trust Series I	Small Cap Growth Trust Series II
Global Bond Trust Series II	Small Cap Index Trust Series I
Global Trust Series I	Small Cap Index Trust Series II
Global Trust Series II	Small Cap Opportunities Trust Series I
Health Sciences Trust Series I	Small Cap Opportunities Trust Series II

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Health Sciences Trust Series II	Small Cap Value Trust Series I
High Yield Trust Series I	Small Cap Value Trust Series II
High Yield Trust Series II	Small Company Value Trust Series I
International Equity Index Series I	Small Company Value Trust Series II
International Equity Index Series II	Strategic Income Opportunities Trust Series I
International Equity Index Series NAV	Strategic Income Opportunities Trust Series II
International Growth Stock Trust Series II	Total Bond Market Series Trust NAV
International Small Company Trust Series I	Total Bond Market Trust Series II
International Small Company Trust Series II	Total Stock Market Index Trust Series I
International Value Trust Series I	Total Stock Market Index Trust Series II
International Value Trust Series II	Ultra Short Term Bond Trust Series I
Investment Quality Bond Trust Series I	Ultra Short Term Bond Trust Series II
Investment Quality Bond Trust Series II	Utilities Trust Series I
Lifestyle Aggressive Portfolio Series I	Utilities Trust Series II
Lifestyle Aggressive Portfolio Series II	Value Opportunities
Lifestyle Balanced Portfolio Series I
Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2017
Money-Market Trust Series NAV		For the period from April 29, 2016 (commencement of operations) through December 31, 2016 and for the year ended December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the sub-accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 4, 2018

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	500 Index Fund Series I (a)	500 Index Fund Series II (b)	500 Index Fund Series NAV (c)	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$147,483,724	$60,261,221	$207,674,822	$28,903,838	$144,487,336	$123,761,480

Units outstanding	6,105,141	2,585,889	8,459,157	1,451,268	7,618,528	6,072,330
Unit value	$24.16	$23.30	$24.55	$19.92	$18.97	$20.38

Shares	4,580,240	1,870,305	6,451,532	3,020,255	15,066,458	8,660,705
Cost	$119,334,674	$45,814,646	$125,844,479	$29,590,119	$148,575,396	$104,164,544

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$1,061,204,462	$140,566,905	$173,374,560	$31,918,422	$595,655,476	$97,230,931

Units outstanding	54,126,606	5,984,170	7,935,807	1,252,683	16,058,791	3,579,993
Unit value	$19.61	$23.49	$21.85	$25.48	$37.09	$27.16

Shares	74,210,102	9,829,854	10,795,427	1,988,687	29,693,693	4,847,006
Cost	$802,364,856	$111,505,115	$149,110,384	$27,791,818	$496,960,129	$85,486,035

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus
Total Assets
Investments at fair value	$121,608,060	$507,127,566	$221,783,111	$333,479,396	$43,049,757	$4,929,593

Units outstanding	3,387,677	15,764,325	8,379,737	11,002,549	2,403,967	109,061
Unit value	$35.90	$32.17	$26.47	$30.31	$17.91	$45.20

Shares	6,874,396	28,765,035	12,565,615	15,213,476	1,969,339	316,812
Cost	$118,231,515	$476,129,443	$218,591,802	$241,744,894	$31,464,739	$4,109,648

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II
Total Assets
Investments at fair value	$243,659,712	$115,265,893	$189,485,965	$428,601,850	$140,278,520	$57,962,750

Units outstanding	4,509,791	3,103,134	13,425,264	32,359,937	5,905,808	1,691,874
Unit value	$54.03	$37.14	$14.11	$13.24	$23.75	$34.26

Shares	6,977,655	3,380,231	14,119,670	31,890,019	9,575,326	4,093,415
Cost	$181,835,627	$101,897,443	$193,586,792	$436,538,338	$117,891,244	$53,494,079

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV
Total Assets
Investments at fair value	$280,370,463	$75,033,403	$87,943,735	$12,878,784	$42,338,077	$1,854,572

Units outstanding	12,364,275	4,369,480	5,341,711	314,256	3,264,187	142,910
Unit value	$22.68	$17.17	$16.46	$40.98	$12.97	$12.98

Shares	23,481,613	5,736,499	6,728,671	580,649	3,982,886	174,795
Cost	$273,873,430	$77,072,226	$90,177,902	$9,075,519	$41,023,315	$1,800,320

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Equity Income Trust Series I	Equity Income Trust Series II	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I
Total Assets
Investments at fair value	$196,453,662	$122,995,102	$11,693,440	$16,106,364	$48,359,358	$223,804,565

Units outstanding	3,727,107	4,389,304	474,458	625,106	1,221,295	7,733,962
Unit value	$52.71	$28.02	$24.65	$25.77	$39.60	$28.94

Shares	11,225,924	7,060,568	780,083	1,082,417	1,876,576	10,477,742
Cost	$173,876,017	$116,386,914	$9,762,613	$13,546,184	$28,760,647	$184,002,505

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Fundamental Large Cap Value Trust Series II	Global Allocation	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II
Total Assets
Investments at fair value	$178,758,422	$250,670	$28,397,867	$71,900,404	$119,324,071	$37,859,017

Units outstanding	6,913,782	11,243	917,345	3,739,056	4,161,094	1,658,271
Unit value	$25.86	$22.30	$30.96	$19.23	$28.68	$22.83

Shares	8,310,480	14,565	2,196,277	5,630,415	5,446,101	1,735,856
Cost	$146,433,090	$237,167	$28,052,198	$70,637,690	$91,630,640	$33,198,759

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I (d)	International Equity Index Series II (e)
Total Assets
Investments at fair value	$51,424,786	$63,593,189	$62,433,081	$55,498,697	$15,509,225	$15,168,134

Units outstanding	743,747	964,531	3,438,490	2,456,073	920,999	918,163
Unit value	$69.14	$65.93	$18.16	$22.60	$16.84	$16.52

Shares	2,054,526	2,734,015	11,735,542	10,220,755	841,064	821,676
Cost	$56,975,975	$70,931,181	$65,665,369	$57,613,491	$13,248,120	$13,163,826

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	International Equity Index Series NAV (f)	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II
Total Assets
Investments at fair value	$12,079,669	$17,309,176	$25,245,069	$16,816,461	$72,750,622	$61,335,016

Units outstanding	902,476	1,034,214	1,106,783	763,609	3,294,988	2,586,872
Unit value	$13.39	$16.74	$22.81	$22.02	$22.08	$23.71

Shares	655,080	932,606	1,586,742	1,058,305	5,080,351	4,289,162
Cost	$9,872,523	$14,850,809	$17,427,439	$12,909,299	$60,256,147	$53,126,065

(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Portfolio Series I (g)	Lifestyle Aggressive Portfolio Series II (h)	Lifestyle Balanced Portfolio Series I (i)	Lifestyle Balanced Portfolio Series II (j)
Total Assets
Investments at fair value	$135,673,299	$68,203,588	$2,269,813	$5,455,416	$22,596,557	$575,485,493

Units outstanding	6,868,000	3,684,653	136,196	331,950	1,482,255	35,280,396
Unit value	$19.75	$18.51	$16.67	$16.43	$15.24	$16.31

Shares	12,168,009	6,116,914	149,922	360,331	1,508,448	38,340,139
Cost	$141,478,453	$70,675,697	$1,976,815	$4,692,392	$21,676,396	$541,665,994

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.
(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Conservative Portfolio Series I (k)	Lifestyle Conservative Portfolio Series II (l)	Lifestyle Growth Portfolio Series I (m)	Lifestyle Growth Portfolio Series II (n)	Lifestyle Growth Portfolio Series NAV (o)	Lifestyle Moderate Portfolio Series I (p)
Total Assets
Investments at fair value	$8,059,034	$96,081,956	$225,786,307	$5,694,618,560	$6,909,355	$7,686,268

Units outstanding	574,117	6,605,886	13,985,436	340,523,803	509,119	518,269
Unit value	$14.04	$14.54	$16.14	$16.72	$13.57	$14.83

Shares	601,870	7,164,948	13,759,068	346,598,817	421,302	532,290
Cost	$8,073,884	$94,800,245	$216,286,362	$5,414,721,145	$6,866,101	$7,414,340

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Lifestyle Moderate Portfolio Series II (q)	Managed Volatility Aggressive Portfolio Series I (r)	Managed Volatility Aggressive Portfolio Series II (s)	Managed Volatility Balanced Portfolio Series I (t)	Managed Volatility Balanced Portfolio Series II (u)	Managed Volatility Balanced Portfolio Series NAV (v)
Total Assets
Investments at fair value	$172,969,811	$54,572,826	$82,147,485	$446,881,807	$5,741,378,742	$117,998

Units outstanding	10,893,620	2,163,240	3,402,922	19,484,951	272,743,013	5,912
Unit value	$15.88	$25.23	$24.14	$22.93	$21.05	$19.96

Shares	11,953,684	4,585,952	6,926,432	34,481,621	445,759,219	9,084
Cost	$165,023,379	$43,103,898	$60,888,409	$423,370,914	$5,065,414,532	$112,319

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.
(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Conservative Portfolio Series I (w)	Managed Volatility Conservative Portfolio Series II (x)	Managed Volatility Growth Portfolio Series I (y)	Managed Volatility Growth Portfolio Series II (z)	Managed Volatility Growth Portfolio Series NAV (aa)	Managed Volatility Moderate Portfolio Series I (ab)
Total Assets
Investments at fair value	$113,494,475	$1,057,774,141	$461,475,088	$8,258,710,967	$463,070	$170,589,130

Units outstanding	5,110,489	56,528,717	21,052,474	384,256,728	21,769	7,152,400
Unit value	$22.21	$18.71	$21.92	$21.49	$21.27	$23.85

Shares	9,886,278	92,787,205	31,716,501	569,566,274	31,782	13,835,290
Cost	$122,327,445	$1,141,602,352	$390,883,060	$6,444,515,076	$393,555	$175,096,732

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.
(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Managed Volatility Moderate Portfolio Series II (ac)	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I
Total Assets
Investments at fair value	$1,798,772,391	$98,701,865	$78,242,739	$133,040,939	$72,595,992	$53,461,543

Units outstanding	88,426,556	2,409,972	2,047,512	4,139,818	1,857,493	1,540,959
Unit value	$20.34	$40.96	$38.21	$32.14	$39.08	$34.69

Shares	146,838,563	4,291,385	3,418,206	7,465,821	4,303,260	4,608,754
Cost	$1,811,480,931	$93,507,215	$70,123,968	$116,477,247	$68,765,653	$53,225,279

(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset
Total Assets
Investments at fair value	$53,485,727	$34,960,289	$160,059,415	$6,185,471	$171,127,549	$11,928,599

Units outstanding	1,623,098	2,435,130	14,058,988	503,018	8,334,910	569,467
Unit value	$32.95	$14.36	$11.38	$12.30	$20.53	$20.95

Shares	4,606,867	34,960,289	160,059,415	6,185,471	25,656,304	1,080,489
Cost	$53,617,726	$34,960,289	$160,059,415	$6,185,471	$218,904,447	$11,786,441

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II
Total Assets
Investments at fair value	$33,691,369	$38,440,472	$98,952,850	$44,570,056	$27,105,593	$23,432,775

Units outstanding	636,862	966,645	2,859,342	1,104,734	2,229,433	1,988,007
Unit value	$52.90	$39.77	$34.61	$40.34	$12.16	$11.79

Shares	1,709,354	1,947,339	3,301,730	1,548,109	2,255,041	1,947,862
Cost	$26,547,522	$32,399,629	$69,244,375	$36,252,908	$28,197,767	$24,087,837

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II
Total Assets
Investments at fair value	$717,622	$28,000,720	$13,903,447	$36,107,393	$38,837,420	$31,838,271

Units outstanding	28,803	887,366	418,638	1,076,540	974,597	853,932
Unit value	$24.91	$31.55	$33.21	$33.54	$39.85	$37.28

Shares	70,841	2,898,625	864,105	2,256,712	1,213,290	1,011,381
Cost	$677,641	$26,856,759	$12,060,761	$30,666,188	$35,876,628	$29,542,378

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Small Cap Value Trust Series I	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II
Total Assets
Investments at fair value	$727,249	$32,188,447	$45,719,641	$45,916,217	$37,168,870	$38,634,852

Units outstanding	23,867	1,004,416	968,872	1,224,233	1,589,928	1,747,679
Unit value	$30.47	$32.05	$47.19	$37.51	$23.38	$22.11

Shares	35,914	1,599,029	2,191,737	2,247,490	2,709,101	2,807,765
Cost	$734,879	$33,707,170	$41,222,835	$42,095,497	$36,518,376	$38,024,248

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Total Bond Market Series Trust NAV (ad)	Total Bond Market Trust Series II (ae)	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II
Total Assets
Investments at fair value	$104,753,255	$57,666,704	$47,613,514	$38,772,237	$8,671,251	$187,372,567

Units outstanding	8,001,184	4,595,430	1,891,536	1,219,652	727,684	16,588,059
Unit value	$13.09	$12.55	$25.17	$31.79	$11.92	$11.30

Shares	10,361,351	5,692,666	2,126,553	1,737,886	759,969	16,421,785
Cost	$109,081,162	$58,974,876	$42,644,371	$26,791,216	$8,771,575	$189,910,691

(ad)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ae)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Utilities Trust Series I	Utilities Trust Series II	Value Opportunities
Total Assets
Investments at fair value	$13,785,176	$11,546,556	$3,119,950

Units outstanding	430,702	257,484	41,565
Unit value	$32.01	$44.84	$75.06

Shares	976,287	826,525	122,016
Cost	$14,017,262	$11,722,569	$2,362,935

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2017 (a)	2016	2017 (b)	2016	2017 (c)	2016
Income:
Dividend distributions received	$2,397,497	$1,960,368	$844,338	$736,785	$3,523,944	$3,533,208
Expenses:
Mortality and expense risk and administrative charges	(2,097,525)	(943,815)	(910,520)	(720,839)	(2,115,195)	(2,070,163)

Net investment income (loss)	299,972	1,016,553	(66,182)	15,946	1,408,749	1,463,045

Realized gains (losses) on investments:
Capital gain distributions received	1,800,169	728,226	704,696	679,743	2,600,349	3,232,273
Net realized gain (loss)	7,539,683	3,264,881	4,034,963	1,935,435	16,615,853	8,494,700

Realized gains (losses)	9,339,852	3,993,107	4,739,659	2,615,178	19,216,202	11,726,973

Unrealized appreciation (depreciation) during the period	16,333,343	3,414,464	5,266,255	1,605,568	17,830,674	7,125,917

Net increase (decrease) in net assets from operations	25,973,167	8,424,124	9,939,732	4,236,692	38,455,625	20,315,935

Changes from principal transactions:
Purchase payments	276,081	625,480	162,585	107,500	157,236	781,536
Transfers between sub-accounts and the company	(263,375)	89,646,002	2,392,386	10,113,019	(8,555,759)	(4,857,420)
Withdrawals	(17,040,401)	(6,169,576)	(5,585,169)	(3,226,897)	(25,086,874)	(16,716,779)
Annual contract fee	(255,789)	(156,438)	(216,430)	(184,595)	(1,764,854)	(1,809,298)

Net increase (decrease) in net assets from principal transactions	(17,283,484)	83,945,468	(3,246,628)	6,809,027	(35,250,251)	(22,601,961)

Total increase (decrease) in net assets	8,689,683	92,369,592	6,693,104	11,045,719	3,205,374	(2,286,026)
Net assets at beginning of period	138,794,041	46,424,449	53,568,117	42,522,398	204,469,448	206,755,474

Net assets at end of period	$147,483,724	$138,794,041	$60,261,221	$53,568,117	$207,674,822	$204,469,448

	2017	2016	2017	2016	2017	2016
Units, beginning of period	6,883,526	2,528,339	2,740,732	2,353,578	10,016,111	11,198,247
Units issued	215,631	4,888,792	304,282	706,785	64,724	123,873
Units redeemed	(994,016)	(533,605)	(459,125)	(319,631)	(1,621,678)	(1,306,009)

Units, end of period	6,105,141	6,883,526	2,585,889	2,740,732	8,459,157	10,016,111

(a)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.
(b)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.
(c)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,039,513	$1,166,745	$4,619,312	$5,048,454	$1,443,164	$1,454,581
Expenses:
Mortality and expense risk and administrative charges	(446,796)	(481,972)	(2,344,300)	(2,469,366)	(1,792,535)	(1,684,676)

Net investment income (loss)	592,717	684,773	2,275,012	2,579,088	(349,371)	(230,095)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	8,047,434	14,863,301
Net realized gain (loss)	(39,348)	126,097	(340,418)	(107,767)	7,227,590	5,793,175

Realized gains (losses)	(39,348)	126,097	(340,418)	(107,767)	15,275,024	20,656,476

Unrealized appreciation (depreciation) during the period	436,624	131,402	2,282,489	1,540,159	1,217,607	(12,163,574)

Net increase (decrease) in net assets from operations	989,993	942,272	4,217,083	4,011,480	16,143,260	8,262,807

Changes from principal transactions:
Purchase payments	18,276	36,701	115,191	75,488	223,515	148,988
Transfers between sub-accounts and the company	463,915	(562,149)	13,827,937	(313,531)	5,211,616	3,169,872
Withdrawals	(3,430,750)	(3,291,456)	(18,405,860)	(17,449,907)	(14,853,211)	(9,518,177)
Annual contract fee	(49,743)	(53,823)	(447,010)	(506,145)	(153,044)	(151,668)

Net increase (decrease) in net assets from principal transactions	(2,998,302)	(3,870,727)	(4,909,742)	(18,194,095)	(9,571,124)	(6,350,985)

Total increase (decrease) in net assets	(2,008,309)	(2,928,455)	(692,659)	(14,182,615)	6,572,136	1,911,822
Net assets at beginning of period	30,912,147	33,840,602	145,179,995	159,362,610	117,189,344	115,277,522

Net assets at end of period	$28,903,838	$30,912,147	$144,487,336	$145,179,995	$123,761,480	$117,189,344

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,602,699	1,807,587	7,880,360	8,869,897	6,564,402	6,939,407
Units issued	138,975	95,006	838,699	430,718	440,291	412,966
Units redeemed	(290,406)	(299,894)	(1,100,531)	(1,420,255)	(932,363)	(787,971)

Units, end of period	1,451,268	1,602,699	7,618,528	7,880,360	6,072,330	6,564,402

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$11,461,372	$11,422,711	$2,110,539	$2,185,212	$290,528	$1,251,093
Expenses:
Mortality and expense risk and administrative charges	(15,100,147)	(14,911,819)	(1,247,016)	(1,206,006)	(2,454,971)	(2,405,094)

Net investment income (loss)	(3,638,775)	(3,489,108)	863,523	979,206	(2,164,443)	(1,154,001)

Realized gains (losses) on investments:
Capital gain distributions received	69,550,042	135,440,459	9,157,391	17,355,603	13,891,496	20,548,515
Net realized gain (loss)	60,551,076	44,014,342	7,091,468	5,832,359	11,462,679	9,734,905

Realized gains (losses)	130,101,118	179,454,801	16,248,859	23,187,962	25,354,175	30,283,420

Unrealized appreciation (depreciation) during the period	14,215,072	(101,774,132)	2,755,337	(13,174,746)	19,184,159	(31,683,752)

Net increase (decrease) in net assets from operations	140,677,415	74,191,561	19,867,719	10,992,422	42,373,891	(2,554,333)

Changes from principal transactions:
Purchase payments	660,003	1,647,028	32,590	156,262	299,064	311,714
Transfers between sub-accounts and the company	(1,384,141)	(10,920,039)	(1,285,584)	(319,058)	(5,220,971)	(5,399,051)
Withdrawals	(121,810,637)	(89,111,538)	(14,022,826)	(11,509,434)	(17,491,911)	(16,820,281)
Annual contract fee	(7,326,197)	(7,601,455)	(765,046)	(790,574)	(909,707)	(956,553)

Net increase (decrease) in net assets from principal transactions	(129,860,972)	(105,986,004)	(16,040,866)	(12,462,804)	(23,323,525)	(22,864,171)

Total increase (decrease) in net assets	10,816,443	(31,794,443)	3,826,853	(1,470,382)	19,050,366	(25,418,504)
Net assets at beginning of period	1,050,388,019	1,082,182,462	136,740,052	138,210,434	154,324,194	179,742,698

Net assets at end of period	$1,061,204,462	$1,050,388,019	$140,566,905	$136,740,052	$173,374,560	$154,324,194

	2017	2016	2017	2016	2017	2016
Units, beginning of period	61,101,587	67,055,234	6,706,161	7,351,350	9,112,926	10,462,082
Units issued	425,463	10,927,592	17,042	40,836	517,047	568,651
Units redeemed	(7,400,444)	(16,881,239)	(739,033)	(686,025)	(1,694,166)	(1,917,807)

Units, end of period	54,126,606	61,101,587	5,984,170	6,706,161	7,935,807	9,112,926

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$181,826	$385,034	$1,627,017	$1,826,344	$688,348	$734,257
Expenses:
Mortality and expense risk and administrative charges	(296,618)	(279,315)	(9,117,886)	(8,888,665)	(894,415)	(839,055)

Net investment income (loss)	(114,792)	105,719	(7,490,869)	(7,062,321)	(206,067)	(104,798)

Realized gains (losses) on investments:
Capital gain distributions received	2,652,990	3,918,552	88,616,974	173,281,660	14,616,005	27,803,346
Net realized gain (loss)	1,091,422	302,818	60,222,831	53,614,819	6,945,926	3,932,306

Realized gains (losses)	3,744,412	4,221,370	148,839,805	226,896,479	21,561,931	31,735,652

Unrealized appreciation (depreciation) during the period	4,864,953	(4,353,339)	(5,007,484)	(179,426,742)	1,994,502	(24,060,934)

Net increase (decrease) in net assets from operations	8,494,573	(26,250)	136,341,452	40,407,416	23,350,366	7,569,920

Changes from principal transactions:
Purchase payments	36,811	39,866	654,877	930,609	110,299	149,347
Transfers between sub-accounts and the company	(4,318,628)	1,620,350	(38,185,000)	(21,305,637)	(9,128,449)	(1,025,697)
Withdrawals	(2,972,876)	(2,085,546)	(72,058,382)	(62,302,237)	(10,008,801)	(6,163,012)
Annual contract fee	(167,126)	(164,897)	(2,125,200)	(2,242,939)	(637,722)	(636,596)

Net increase (decrease) in net assets from principal transactions	(7,421,819)	(590,227)	(111,713,705)	(84,920,204)	(19,664,673)	(7,675,958)

Total increase (decrease) in net assets	1,072,754	(616,477)	24,627,747	(44,512,788)	3,685,693	(106,038)
Net assets at beginning of period	30,845,668	31,462,145	571,027,729	615,540,517	93,545,238	93,651,276

Net assets at end of period	$31,918,422	$30,845,668	$595,655,476	$571,027,729	$97,230,931	$93,545,238

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,575,305	1,602,601	19,384,668	22,431,803	4,375,228	4,751,776
Units issued	3,665	163,468	174,926	750,533	14,382	111,976
Units redeemed	(326,287)	(190,764)	(3,500,803)	(3,797,668)	(809,617)	(488,524)

Units, end of period	1,252,683	1,575,305	16,058,791	19,384,668	3,579,993	4,375,228

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,229,495	$1,823,109	$4,839,110	$7,683,149	$3,085,599	$4,280,329
Expenses:
Mortality and expense risk and administrative charges	(1,771,732)	(1,711,383)	(7,840,490)	(7,971,142)	(2,029,219)	(1,961,890)

Net investment income (loss)	(542,237)	111,726	(3,001,380)	(287,993)	1,056,380	2,318,439

Realized gains (losses) on investments:
Capital gain distributions received	19,424,010	28,036,158	83,192,399	126,003,299	36,759,686	53,139,546
Net realized gain (loss)	7,187,413	8,192,291	37,950,049	41,071,397	3,491,423	3,823,651

Realized gains (losses)	26,611,423	36,228,449	121,142,448	167,074,696	40,251,109	56,963,197

Unrealized appreciation (depreciation) during the period	(4,084,378)	(26,004,357)	(25,358,184)	(121,480,128)	1,616,669	(37,690,109)

Net increase (decrease) in net assets from operations	21,984,808	10,335,818	92,782,884	45,306,575	42,924,158	21,591,527

Changes from principal transactions:
Purchase payments	128,704	549,034	456,373	501,056	261,524	317,713
Transfers between sub-accounts and the company	(4,338,045)	(4,828,815)	(18,163,996)	(20,529,981)	(14,559,441)	(6,122,116)
Withdrawals	(12,067,377)	(9,328,519)	(69,101,948)	(61,203,354)	(22,214,873)	(15,930,655)
Annual contract fee	(252,379)	(268,567)	(1,932,403)	(2,087,438)	(1,412,257)	(1,438,275)

Net increase (decrease) in net assets from principal transactions	(16,529,097)	(13,876,867)	(88,741,974)	(83,319,717)	(37,925,047)	(23,173,333)

Total increase (decrease) in net assets	5,455,711	(3,541,049)	4,040,910	(38,013,142)	4,999,111	(1,581,806)
Net assets at beginning of period	116,152,349	119,693,398	503,086,656	541,099,798	216,784,000	218,365,806

Net assets at end of period	$121,608,060	$116,152,349	$507,127,566	$503,086,656	$221,783,111	$216,784,000

	2017	2016	2017	2016	2017	2016
Units, beginning of period	3,892,000	4,390,412	18,765,188	22,083,284	9,931,652	11,057,877
Units issued	65,284	133,252	168,878	347,412	21,138	53,867
Units redeemed	(569,607)	(631,664)	(3,169,741)	(3,665,508)	(1,573,053)	(1,180,092)

Units, end of period	3,387,677	3,892,000	15,764,325	18,765,188	8,379,737	9,931,652

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,354,865	$2,669,214	$505,207	$535,189	$65,592	$67,020
Expenses:
Mortality and expense risk and administrative charges	(5,096,134)	(5,014,987)	(397,098)	(377,614)	(73,313)	(76,140)

Net investment income (loss)	(2,741,269)	(2,345,773)	108,109	157,575	(7,721)	(9,120)

Realized gains (losses) on investments:
Capital gain distributions received	17,139,853	—	2,235,530	—	188,166	121,409
Net realized gain (loss)	28,127,032	19,828,949	1,886,338	549,718	111,480	20,282

Realized gains (losses)	45,266,885	19,828,949	4,121,868	549,718	299,646	141,691

Unrealized appreciation (depreciation) during the period	42,945,792	(12,784,309)	7,357,502	406,225	13,424	638,612

Net increase (decrease) in net assets from operations	85,471,408	4,698,867	11,587,479	1,113,518	305,349	771,183

Changes from principal transactions:
Purchase payments	375,043	550,239	31,495	61,336	—	66
Transfers between sub-accounts and the company	(26,455,283)	(474,516)	(4,219,532)	910,741	(170,235)	(513,159)
Withdrawals	(41,290,197)	(34,558,561)	(4,904,995)	(3,186,916)	(473,657)	(431,786)
Annual contract fee	(1,316,339)	(1,390,652)	(339,709)	(339,589)	(11,255)	(14,825)

Net increase (decrease) in net assets from principal transactions	(68,686,776)	(35,873,490)	(9,432,741)	(2,554,428)	(655,147)	(959,704)

Total increase (decrease) in net assets	16,784,632	(31,174,623)	2,154,738	(1,440,910)	(349,798)	(188,521)
Net assets at beginning of period	316,694,764	347,869,387	40,895,019	42,335,929	5,279,391	5,467,912

Net assets at end of period	$333,479,396	$316,694,764	$43,049,757	$40,895,019	$4,929,593	$5,279,391

	2017	2016	2017	2016	2017	2016
Units, beginning of period	13,582,355	15,090,397	2,988,807	3,172,556	126,876	153,716
Units issued	240,463	888,552	11,989	206,808	2,292	95
Units redeemed	(2,820,269)	(2,396,594)	(596,829)	(390,557)	(20,107)	(26,935)

Units, end of period	11,002,549	13,582,355	2,403,967	2,988,807	109,061	126,876

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$164,268	$24,534	$—	$—	$5,185,718	$5,512,102
Expenses:
Mortality and expense risk and administrative charges	(3,362,106)	(3,096,568)	(1,758,566)	(1,645,138)	(1,729,596)	(1,762,527)

Net investment income (loss)	(3,197,838)	(3,072,034)	(1,758,566)	(1,645,138)	3,456,122	3,749,575

Realized gains (losses) on investments:
Capital gain distributions received	15,273,149	34,258,241	7,523,127	17,116,999	—	—
Net realized gain (loss)	16,972,705	14,490,077	4,859,876	6,935,603	(512,817)	(263,439)

Realized gains (losses)	32,245,854	48,748,318	12,383,003	24,052,602	(512,817)	(263,439)

Unrealized appreciation (depreciation) during the period	37,534,810	(48,528,427)	21,589,366	(24,486,444)	2,209,652	710,325

Net increase (decrease) in net assets from operations	66,582,826	(2,852,143)	32,213,803	(2,078,980)	5,152,957	4,196,461

Changes from principal transactions:
Purchase payments	387,623	428,903	234,094	200,917	147,777	252,458
Transfers between sub-accounts and the company	(2,337,150)	(9,851,081)	(4,806,047)	(4,459,371)	13,041,503	7,019,195
Withdrawals	(25,508,251)	(19,002,930)	(12,617,211)	(12,141,312)	(18,778,417)	(14,796,264)
Annual contract fee	(367,325)	(383,236)	(328,421)	(337,794)	(1,338,247)	(1,434,724)

Net increase (decrease) in net assets from principal transactions	(27,825,103)	(28,808,344)	(17,517,585)	(16,737,560)	(6,927,384)	(8,959,335)

Total increase (decrease) in net assets	38,757,723	(31,660,487)	14,696,218	(18,816,540)	(1,774,427)	(4,762,874)
Net assets at beginning of period	204,901,989	236,562,476	100,569,675	119,386,215	191,260,392	196,023,266

Net assets at end of period	$243,659,712	$204,901,989	$115,265,893	$100,569,675	$189,485,965	$191,260,392

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,095,144	5,839,143	3,626,777	4,253,839	13,919,715	14,569,746
Units issued	195,064	158,990	271,745	434,420	1,010,629	803,971
Units redeemed	(780,417)	(902,989)	(795,388)	(1,061,482)	(1,505,080)	(1,454,002)

Units, end of period	4,509,791	5,095,144	3,103,134	3,626,777	13,425,264	13,919,715

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series II		Capital Appreciation Trust Series I		Capital Appreciation Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$10,908,262	$12,011,043	$83,477	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(6,376,527)	(6,832,381)	(1,974,467)	(1,862,278)	(895,262)	(838,560)

Net investment income (loss)	4,531,735	5,178,662	(1,890,990)	(1,862,278)	(895,262)	(838,560)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	11,087,633	21,068,111	4,829,163	9,098,171
Net realized gain (loss)	(1,994,904)	1,006,408	7,547,307	5,740,638	1,356,506	1,520,426

Realized gains (losses)	(1,994,904)	1,006,408	18,634,940	26,808,749	6,185,669	10,618,597

Unrealized appreciation (depreciation) during the period	5,908,942	533,033	22,826,953	(28,911,823)	11,334,305	(11,729,241)

Net increase (decrease) in net assets from operations	8,445,773	6,718,103	39,570,903	(3,965,352)	16,624,712	(1,949,204)

Changes from principal transactions:
Purchase payments	395,925	368,813	210,887	272,925	187,756	189,948
Transfers between sub-accounts and the company	34,156,971	44,645,587	(6,303,350)	(6,232,124)	(3,075,556)	(4,294,843)
Withdrawals	(54,396,164)	(53,297,134)	(14,380,163)	(10,341,183)	(6,631,415)	(4,241,519)
Annual contract fee	(2,267,158)	(2,531,816)	(272,105)	(291,456)	(191,531)	(192,180)

Net increase (decrease) in net assets from principal transactions	(22,110,426)	(10,814,550)	(20,744,731)	(16,591,838)	(9,710,746)	(8,538,594)

Total increase (decrease) in net assets	(13,664,653)	(4,096,447)	18,826,172	(20,557,190)	6,913,966	(10,487,798)
Net assets at beginning of period	442,266,503	446,362,950	121,452,348	142,009,538	51,048,784	61,536,582

Net assets at end of period	$428,601,850	$442,266,503	$140,278,520	$121,452,348	$57,962,750	$51,048,784

	2017	2016	2017	2016	2017	2016
Units, beginning of period	34,034,704	34,819,285	6,883,373	7,855,545	1,997,340	2,331,857
Units issued	5,667,254	20,264,968	166,580	143,460	156,241	134,637
Units redeemed	(7,342,021)	(21,049,549)	(1,144,145)	(1,115,632)	(461,707)	(469,154)

Units, end of period	32,359,937	34,034,704	5,905,808	6,883,373	1,691,874	1,997,340

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series II		Core Bond Trust Series I		Core Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$3,484,990	$3,160,000	$1,610,423	$1,823,792	$1,713,896	$1,879,985
Expenses:
Mortality and expense risk and administrative charges	(3,878,882)	(3,934,646)	(1,178,177)	(1,432,896)	(1,440,804)	(1,722,840)

Net investment income (loss)	(393,892)	(774,646)	432,246	390,896	273,092	157,145

Realized gains (losses) on investments:
Capital gain distributions received	13,367,108	27,613,048	995,245	50,430	1,152,060	58,626
Net realized gain (loss)	5,153,101	6,934,988	(258,568)	(138,806)	(364,368)	(188,450)

Realized gains (losses)	18,520,209	34,548,036	736,677	(88,376)	787,692	(129,824)

Unrealized appreciation (depreciation) during the period	17,737,364	(16,087,531)	368,856	1,201,557	445,082	1,294,770

Net increase (decrease) in net assets from operations	35,863,681	17,685,859	1,537,779	1,504,077	1,505,866	1,322,091

Changes from principal transactions:
Purchase payments	378,323	579,856	99,956	454,665	240,811	165,798
Transfers between sub-accounts and the company	1,877,837	(331,182)	(967,963)	(7,394,438)	(1,009,351)	2,064,677
Withdrawals	(37,070,314)	(27,587,029)	(10,489,475)	(10,526,304)	(12,100,081)	(16,788,468)
Annual contract fee	(2,040,639)	(2,179,900)	(150,889)	(256,026)	(246,502)	(289,069)

Net increase (decrease) in net assets from principal transactions	(36,854,793)	(29,518,255)	(11,508,371)	(17,722,103)	(13,115,123)	(14,847,062)

Total increase (decrease) in net assets	(991,112)	(11,832,396)	(9,970,592)	(16,218,026)	(11,609,257)	(13,524,971)
Net assets at beginning of period	281,361,575	293,193,971	85,003,995	101,222,021	99,552,992	113,077,963

Net assets at end of period	$280,370,463	$281,361,575	$75,033,403	$85,003,995	$87,943,735	$99,552,992

	2017	2016	2017	2016	2017	2016
Units, beginning of period	14,096,586	14,889,562	5,044,356	6,088,132	6,142,045	7,077,102
Units issued	251,399	4,979,660	181,949	514,369	314,331	1,186,553
Units redeemed	(1,983,710)	(5,772,636)	(856,825)	(1,558,145)	(1,114,665)	(2,121,610)

Units, end of period	12,364,275	14,096,586	4,369,480	5,044,356	5,341,711	6,142,045

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	DWS Equity 500 Index		Emerging Markets Value Trust Series II		Emerging Markets Value Trust Series NAV
	2017	2016	2017 (am)	2016	2017 (an)	2016
Income:
Dividend distributions received	$178,699	$220,860	$320,757	$—	$17,934	$—
Expenses:
Mortality and expense risk and administrative charges	(204,942)	(205,539)	(107,109)	—	(3,300)	—

Net investment income (loss)	(26,243)	15,321	213,648	—	14,634	—

Realized gains (losses) on investments:
Capital gain distributions received	639,267	996,811	—	—	—	—
Net realized gain (loss)	839,308	509,862	8,406	—	1,116	—

Realized gains (losses)	1,478,575	1,506,673	8,406	—	1,116	—

Unrealized appreciation (depreciation) during the period	780,552	(394,038)	1,314,760	—	54,252	—

Net increase (decrease) in net assets from operations	2,232,884	1,127,956	1,536,814	—	70,002	—

Changes from principal transactions:
Purchase payments	—	13,012	22,803	—	—	—
Transfers between sub-accounts and the company	(1,053,323)	(1,019,909)	41,311,783	—	1,799,334	—
Withdrawals	(977,147)	(552,603)	(509,149)	—	(14,728)	—
Annual contract fee	(56,836)	(64,457)	(24,174)	—	(36)	—

Net increase (decrease) in net assets from principal transactions	(2,087,306)	(1,623,957)	40,801,263	—	1,784,570	—

Total increase (decrease) in net assets	145,578	(496,001)	42,338,077	—	1,854,572	—
Net assets at beginning of period	12,733,206	13,229,207	—	—	—	—

Net assets at end of period	$12,878,784	$12,733,206	$42,338,077	$—	$1,854,572	$—

	2017	2016	2017	2016	2017	2016
Units, beginning of period	369,906	421,354	—	—	—	—
Units issued	1,261	3,457	3,469,385	—	149,925	—
Units redeemed	(56,911)	(54,905)	(205,198)	—	(7,015)	—

Units, end of period	314,256	369,906	3,264,187	—	142,910	—

(am)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.
(an)	Sub-account available in prior year but no activity.

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$4,295,052	$4,081,594	$2,477,934	$2,410,484	$127,797	$136,094
Expenses:
Mortality and expense risk and administrative charges	(2,851,335)	(2,738,373)	(1,923,782)	(1,860,262)	(165,489)	(134,647)

Net investment income (loss)	1,443,717	1,343,221	554,152	550,222	(37,692)	1,447

Realized gains (losses) on investments:
Capital gain distributions received	14,371,455	17,828,577	9,146,934	11,517,630	—	—
Net realized gain (loss)	5,259,130	2,254,513	3,375,279	4,201,359	219,560	(395,170)

Realized gains (losses)	19,630,585	20,083,090	12,522,213	15,718,989	219,560	(395,170)

Unrealized appreciation (depreciation) during the period	5,442,173	8,535,957	3,253,470	2,553,451	1,182,808	1,852,052

Net increase (decrease) in net assets from operations	26,516,475	29,962,268	16,329,835	18,822,662	1,364,676	1,458,329

Changes from principal transactions:
Purchase payments	332,635	374,221	259,868	382,634	17,192	9,974
Transfers between sub-accounts and the company	(4,002,928)	(5,054,545)	(6,346,083)	1,781,876	(215,757)	801,224
Withdrawals	(21,524,650)	(17,966,440)	(12,522,051)	(13,143,498)	(1,036,480)	(659,797)
Annual contract fee	(296,541)	(315,378)	(368,539)	(367,652)	(31,332)	(29,728)

Net increase (decrease) in net assets from principal transactions	(25,491,484)	(22,962,142)	(18,976,805)	(11,346,640)	(1,266,377)	121,673

Total increase (decrease) in net assets	1,024,991	7,000,126	(2,646,970)	7,476,022	98,299	1,580,002
Net assets at beginning of period	195,428,671	188,428,545	125,642,072	118,166,050	11,595,141	10,015,139

Net assets at end of period	$196,453,662	$195,428,671	$122,995,102	$125,642,072	$11,693,440	$11,595,141

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,249,685	4,831,286	5,116,105	5,626,144	533,359	543,058
Units issued	94,711	121,940	135,638	495,710	163,731	192,978
Units redeemed	(617,289)	(703,541)	(862,439)	(1,005,749)	(222,632)	(202,677)

Units, end of period	3,727,107	4,249,685	4,389,304	5,116,105	474,458	533,359

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$156,824	$173,136	$253,987	$77,244	$3,556,644	$4,788,809
Expenses:
Mortality and expense risk and administrative charges	(251,620)	(215,227)	(732,951)	(673,065)	(3,258,388)	(3,188,634)

Net investment income (loss)	(94,796)	(42,091)	(478,964)	(595,821)	298,256	1,600,175

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,100,461	5,819,875	—	—
Net realized gain (loss)	418,467	(460,849)	3,283,073	1,244,887	4,594,609	(1,323,604)

Realized gains (losses)	418,467	(460,849)	4,383,534	7,064,762	4,594,609	(1,323,604)

Unrealized appreciation (depreciation) during the period	1,611,817	2,706,716	6,505,786	(4,099,205)	27,754,850	17,000,427

Net increase (decrease) in net assets from operations	1,935,488	2,203,776	10,410,356	2,369,736	32,647,715	17,276,998

Changes from principal transactions:
Purchase payments	50,107	48,454	73,455	100,342	313,316	367,172
Transfers between sub-accounts and the company	(1,669,762)	1,749,312	61,752	(1,713,332)	(8,056,814)	(8,590,833)
Withdrawals	(1,697,167)	(2,602,500)	(5,335,026)	(3,987,367)	(26,692,171)	(19,585,765)
Annual contract fee	(49,768)	(45,197)	(187,905)	(191,793)	(331,808)	(363,265)

Net increase (decrease) in net assets from principal transactions	(3,366,590)	(849,931)	(5,387,724)	(5,792,150)	(34,767,477)	(28,172,691)

Total increase (decrease) in net assets	(1,431,102)	1,353,845	5,022,632	(3,422,414)	(2,119,762)	(10,895,693)
Net assets at beginning of period	17,537,466	16,183,621	43,336,726	46,759,140	225,924,327	236,820,020

Net assets at end of period	$16,106,364	$17,537,466	$48,359,358	$43,336,726	$223,804,565	$225,924,327

	2017	2016	2017	2016	2017	2016
Units, beginning of period	771,615	839,929	1,347,676	1,545,623	9,036,246	10,280,783
Units issued	189,472	252,047	127,264	46,377	54,566	148,633
Units redeemed	(335,981)	(320,361)	(253,645)	(244,324)	(1,356,850)	(1,393,170)

Units, end of period	625,106	771,615	1,221,295	1,347,676	7,733,962	9,036,246

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Allocation		Global Bond Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$2,495,785	$3,575,830	$4,611	$7,611	$669,563	$—
Expenses:
Mortality and expense risk and administrative charges	(2,782,470)	(2,803,134)	(7,765)	(9,534)	(435,765)	(497,588)

Net investment income (loss)	(286,685)	772,696	(3,154)	(1,923)	233,798	(497,588)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,490	—	—	—
Net realized gain (loss)	4,425,051	727,310	112,034	1,103	(159,107)	(69,918)

Realized gains (losses)	4,425,051	727,310	114,524	1,103	(159,107)	(69,918)

Unrealized appreciation (depreciation) during the period	21,348,913	12,573,225	(46,262)	17,339	2,030,306	1,160,820

Net increase (decrease) in net assets from operations	25,487,279	14,073,231	65,108	16,519	2,104,997	593,314

Changes from principal transactions:
Purchase payments	356,023	322,726	—	—	95,084	93,108
Transfers between sub-accounts and the company	(5,990,131)	(6,025,283)	1,995	(22,514)	(69,271)	803,596
Withdrawals	(20,952,604)	(19,560,030)	(494,609)	(2,927)	(5,159,518)	(2,954,534)
Annual contract fee	(659,539)	(713,810)	(987)	(1,032)	(43,416)	(51,181)

Net increase (decrease) in net assets from principal transactions	(27,246,251)	(25,976,397)	(493,601)	(26,473)	(5,177,121)	(2,109,011)

Total increase (decrease) in net assets	(1,758,972)	(11,903,166)	(428,493)	(9,954)	(3,072,124)	(1,515,697)
Net assets at beginning of period	180,517,394	192,420,560	679,163	689,117	31,469,991	32,985,688

Net assets at end of period	$178,758,422	$180,517,394	$250,670	$679,163	$28,397,867	$31,469,991

	2017	2016	2017	2016	2017	2016
Units, beginning of period	8,055,951	9,294,930	35,364	36,800	1,097,651	1,173,264
Units issued	162,923	482,772	96	41	63,086	131,020
Units redeemed	(1,305,092)	(1,721,751)	(24,217)	(1,477)	(243,392)	(206,633)

Units, end of period	6,913,782	8,055,951	11,243	35,364	917,345	1,097,651

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Trust Series I		Global Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$1,374,239	$—	$2,172,538	$5,121,661	$623,363	$1,547,756
Expenses:
Mortality and expense risk and administrative charges	(1,099,923)	(1,232,371)	(1,497,163)	(1,450,372)	(587,326)	(573,521)

Net investment income (loss)	274,316	(1,232,371)	675,375	3,671,289	36,037	974,235

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(813,373)	(1,412,183)	5,261,857	4,254,740	707,145	(620,108)

Realized gains (losses)	(813,373)	(1,412,183)	5,261,857	4,254,740	707,145	(620,108)

Unrealized appreciation (depreciation) during the period	5,221,071	4,051,058	13,117,353	987,102	5,059,279	2,148,493

Net increase (decrease) in net assets from operations	4,682,014	1,406,504	19,054,585	8,913,131	5,802,461	2,502,620

Changes from principal transactions:
Purchase payments	123,349	196,745	194,701	175,274	89,204	115,350
Transfers between sub-accounts and the company	2,771,900	1,108,203	(3,744,129)	(3,342,593)	(824,423)	(1,277,596)
Withdrawals	(8,430,061)	(8,561,419)	(12,317,982)	(9,560,003)	(3,901,202)	(3,935,773)
Annual contract fee	(275,301)	(315,447)	(348,308)	(363,417)	(134,660)	(147,843)

Net increase (decrease) in net assets from principal transactions	(5,810,113)	(7,571,918)	(16,215,718)	(13,090,739)	(4,771,081)	(5,245,862)

Total increase (decrease) in net assets	(1,128,099)	(6,165,414)	2,838,867	(4,177,608)	1,031,380	(2,743,242)
Net assets at beginning of period	73,028,503	79,193,917	116,485,204	120,662,812	36,827,637	39,570,879

Net assets at end of period	$71,900,404	$73,028,503	$119,324,071	$116,485,204	$37,859,017	$36,827,637

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,012,920	4,374,481	4,782,623	5,315,383	1,882,893	2,175,286
Units issued	317,598	708,087	20,066	172,438	91,215	149,732
Units redeemed	(591,462)	(1,069,648)	(641,595)	(705,198)	(315,837)	(442,125)

Units, end of period	3,739,056	4,012,920	4,161,094	4,782,623	1,658,271	1,882,893

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$36,921	$—	$—	$3,424,571	$4,651,653
Expenses:
Mortality and expense risk and administrative charges	(784,362)	(856,548)	(1,024,925)	(1,102,502)	(797,448)	(836,568)

Net investment income (loss)	(784,362)	(819,627)	(1,024,925)	(1,102,502)	2,627,123	3,815,085

Realized gains (losses) on investments:
Capital gain distributions received	5,258,798	13,281,572	6,880,442	16,771,442	—	—
Net realized gain (loss)	(2,475,572)	1,936,114	(5,317,119)	281,856	(1,622,503)	(3,487,975)

Realized gains (losses)	2,783,226	15,217,686	1,563,323	17,053,298	(1,622,503)	(3,487,975)

Unrealized appreciation (depreciation) during the period	9,757,953	(22,607,094)	13,844,679	(26,093,615)	3,033,600	9,425,003

Net increase (decrease) in net assets from operations	11,756,817	(8,209,035)	14,383,077	(10,142,819)	4,038,220	9,752,113

Changes from principal transactions:
Purchase payments	82,374	126,809	149,521	173,767	80,590	79,661
Transfers between sub-accounts and the company	(4,118,788)	(7,346,334)	(2,493,987)	(8,834,285)	(1,023,702)	78,910
Withdrawals	(5,632,994)	(5,223,997)	(8,084,016)	(7,151,853)	(8,966,405)	(7,104,164)
Annual contract fee	(136,263)	(153,468)	(218,262)	(242,118)	(337,964)	(364,327)

Net increase (decrease) in net assets from principal transactions	(9,805,671)	(12,596,990)	(10,646,744)	(16,054,489)	(10,247,481)	(7,309,920)

Total increase (decrease) in net assets	1,951,146	(20,806,025)	3,736,333	(26,197,308)	(6,209,261)	2,442,193
Net assets at beginning of period	49,473,640	70,279,665	59,856,856	86,054,164	68,642,342	66,200,149

Net assets at end of period	$51,424,786	$49,473,640	$63,593,189	$59,856,856	$62,433,081	$68,642,342

	2017	2016	2017	2016	2017	2016
Units, beginning of period	898,168	1,124,721	1,141,271	1,420,329	3,939,570	4,436,552
Units issued	50,564	69,797	92,314	185,254	252,992	558,151
Units redeemed	(204,985)	(296,350)	(269,054)	(464,312)	(754,072)	(1,055,133)

Units, end of period	743,747	898,168	964,531	1,141,271	3,438,490	3,939,570

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Equity Index Series I		International Equity Index Series II
	2017	2016	2017 (d)	2016	2017 (e)	2016
Income:
Dividend distributions received	$2,854,472	$3,841,847	$315,001	$358,775	$280,694	$288,886
Expenses:
Mortality and expense risk and administrative charges	(876,134)	(910,590)	(213,383)	(205,539)	(216,027)	(190,670)

Net investment income (loss)	1,978,338	2,931,257	101,618	153,236	64,667	98,216

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,751,380)	(5,430,105)	451,342	1,061	432,676	(54,206)

Realized gains (losses)	(1,751,380)	(5,430,105)	451,342	1,061	432,676	(54,206)

Unrealized appreciation (depreciation) during the period	2,861,753	10,358,254	2,710,524	239,225	2,508,150	259,272

Net increase (decrease) in net assets from operations	3,088,711	7,859,406	3,263,484	393,522	3,005,493	303,282

Changes from principal transactions:
Purchase payments	86,063	90,000	23,228	31,021	28,481	23,056
Transfers between sub-accounts and the company	2,307,739	(3,347,897)	999,010	(373,581)	2,254,337	(106,461)
Withdrawals	(8,052,708)	(8,710,162)	(2,236,231)	(1,157,377)	(2,058,581)	(1,147,829)
Annual contract fee	(217,396)	(238,906)	(47,881)	(43,647)	(53,856)	(50,562)

Net increase (decrease) in net assets from principal transactions	(5,876,302)	(12,206,965)	(1,261,874)	(1,543,584)	170,381	(1,281,796)

Total increase (decrease) in net assets	(2,787,591)	(4,347,559)	2,001,610	(1,150,062)	3,175,874	(978,514)
Net assets at beginning of period	58,286,288	62,633,847	13,507,615	14,657,677	11,992,260	12,970,774

Net assets at end of period	$55,498,697	$58,286,288	$15,509,225	$13,507,615	$15,168,134	$11,992,260

	2017	2016	2017	2016	2017	2016
Units, beginning of period	2,726,366	3,361,005	1,006,466	1,123,986	907,432	1,007,697
Units issued	283,763	667,537	148,925	53,810	210,790	70,969
Units redeemed	(554,056)	(1,302,176)	(234,392)	(171,330)	(200,059)	(171,234)

Units, end of period	2,456,073	2,726,366	920,999	1,006,466	918,163	907,432

(d)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.
(e)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Growth Stock Trust Series II		International Small Company Trust Series I
	2017 (f)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$254,137	$295,441	$200,981	$238,417	$332,708	$449,863
Expenses:
Mortality and expense risk and administrative charges	(188,404)	(177,463)	(248,113)	(239,473)	(349,590)	(343,216)

Net investment income (loss)	65,733	117,978	(47,132)	(1,056)	(16,882)	106,647

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	552,940	140,887	523,814	293,708	1,796,897	1,024,053

Realized gains (losses)	552,940	140,887	523,814	293,708	1,796,897	1,024,053

Unrealized appreciation (depreciation) during the period	2,035,926	25,493	2,489,315	(797,794)	4,044,494	(407,277)

Net increase (decrease) in net assets from operations	2,654,599	284,358	2,965,997	(505,142)	5,824,509	723,423

Changes from principal transactions:
Purchase payments	23,237	48,494	92,226	128,318	32,718	40,915
Transfers between sub-accounts and the company	(707,034)	(137,053)	805,513	(182,512)	(646,013)	(1,062,350)
Withdrawals	(985,605)	(590,589)	(1,722,641)	(1,493,808)	(2,705,508)	(2,062,250)
Annual contract fee	(57,338)	(57,595)	(46,719)	(46,993)	(47,168)	(56,761)

Net increase (decrease) in net assets from principal transactions	(1,726,740)	(736,743)	(871,621)	(1,594,995)	(3,365,971)	(3,140,446)

Total increase (decrease) in net assets	927,859	(452,385)	2,094,376	(2,100,137)	2,458,538	(2,417,023)
Net assets at beginning of period	11,151,810	11,604,195	15,214,800	17,314,937	22,786,531	25,203,554

Net assets at end of period	$12,079,669	$11,151,810	$17,309,176	$15,214,800	$25,245,069	$22,786,531

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,045,310	1,117,137	1,088,683	1,202,686	1,274,926	1,457,801
Units issued	23,012	37,486	113,993	147,247	66,887	51,211
Units redeemed	(165,846)	(109,313)	(168,462)	(261,250)	(235,030)	(234,086)

Units, end of period	902,476	1,045,310	1,034,214	1,088,683	1,106,783	1,274,926

(f)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$196,324	$260,479	$1,307,932	$1,472,805	$1,008,118	$1,181,089
Expenses:
Mortality and expense risk and administrative charges	(244,748)	(236,864)	(1,085,548)	(840,035)	(1,007,185)	(824,394)

Net investment income (loss)	(48,424)	23,615	222,384	632,770	933	356,695

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,057,457	592,560	2,927,234	(629,505)	2,330,228	733,777

Realized gains (losses)	1,057,457	592,560	2,927,234	(629,505)	2,330,228	733,777

Unrealized appreciation (depreciation) during the period	2,785,636	(147,484)	7,462,724	5,666,851	6,657,374	3,842,067

Net increase (decrease) in net assets from operations	3,794,669	468,691	10,612,342	5,670,116	8,988,535	4,932,539

Changes from principal transactions:
Purchase payments	56,810	88,967	136,642	349,345	262,917	189,327
Transfers between sub-accounts and the company	(103,392)	(605,427)	(3,390,506)	15,158,804	(2,909,684)	12,163,038
Withdrawals	(1,775,470)	(1,603,916)	(6,805,226)	(4,433,341)	(8,407,213)	(5,426,066)
Annual contract fee	(53,866)	(55,428)	(157,233)	(130,580)	(198,324)	(174,867)

Net increase (decrease) in net assets from principal transactions	(1,875,918)	(2,175,804)	(10,216,323)	10,944,228	(11,252,304)	6,751,432

Total increase (decrease) in net assets	1,918,751	(1,707,113)	396,019	16,614,344	(2,263,769)	11,683,971
Net assets at beginning of period	14,897,710	16,604,823	72,354,603	55,740,259	63,598,785	51,914,814

Net assets at end of period	$16,816,461	$14,897,710	$72,750,622	$72,354,603	$61,335,016	$63,598,785

	2017	2016	2017	2016	2017	2016
Units, beginning of period	859,768	988,199	3,781,862	3,228,261	3,077,578	2,779,684
Units issued	109,084	140,161	75,443	1,025,939	116,416	905,508
Units redeemed	(205,243)	(268,592)	(562,317)	(472,338)	(607,122)	(607,614)

Units, end of period	763,609	859,768	3,294,988	3,781,862	2,586,872	3,077,578

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive Portfolio Series I
	2017	2016	2017	2016	2017 (g)	2016
Income:
Dividend distributions received	$3,527,753	$3,127,158	$1,694,340	$1,400,844	$35,293	$46,731
Expenses:
Mortality and expense risk and administrative charges	(1,467,807)	(1,548,366)	(1,069,938)	(1,120,231)	(40,933)	(28,705)

Net investment income (loss)	2,059,946	1,578,792	624,402	280,613	(5,640)	18,026

Realized gains (losses) on investments:
Capital gain distributions received	579,732	845,948	316,479	420,016	29,240	66,140
Net realized gain (loss)	(585,680)	(786,434)	(1,147,678)	(580,139)	152,593	1,811

Realized gains (losses)	(5,948)	59,514	(831,199)	(160,123)	181,833	67,951

Unrealized appreciation (depreciation) during the period	2,683,958	2,886,328	1,984,019	1,775,032	313,233	89,700

Net increase (decrease) in net assets from operations	4,737,956	4,524,634	1,777,222	1,895,522	489,426	175,677

Changes from principal transactions:
Purchase payments	140,020	175,708	149,001	75,542	450	—
Transfers between sub-accounts and the company	6,018,285	3,053,338	10,335,812	1,660,814	(1,040,423)	1,121,608
Withdrawals	(14,199,209)	(11,520,977)	(12,287,877)	(9,377,991)	(22,730)	(3,465)
Annual contract fee	(718,871)	(773,600)	(254,338)	(281,986)	(8,646)	(8,035)

Net increase (decrease) in net assets from principal transactions	(8,759,775)	(9,065,531)	(2,057,402)	(7,923,621)	(1,071,349)	1,110,108

Total increase (decrease) in net assets	(4,021,819)	(4,540,897)	(280,180)	(6,028,099)	(581,923)	1,285,785
Net assets at beginning of period	139,695,118	144,236,015	68,483,768	74,511,867	2,851,736	1,565,951

Net assets at end of period	$135,673,299	$139,695,118	$68,203,588	$68,483,768	$2,269,813	$2,851,736

	2017	2016	2017	2016	2017	2016
Units, beginning of period	7,266,897	7,725,499	3,792,564	4,206,022	205,561	121,612
Units issued	450,236	437,256	798,117	414,970	5,070	91,798
Units redeemed	(849,133)	(895,858)	(906,028)	(828,428)	(74,435)	(7,849)

Units, end of period	6,868,000	7,266,897	3,684,653	3,792,564	136,196	205,561

(g)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I		Lifestyle Balanced Portfolio Series II
	2017 (h)	2016	2017 (i)	2016	2017 (j)	2016
Income:
Dividend distributions received	$74,991	$64,867	$483,227	$352,048	$11,189,023	$11,010,203
Expenses:
Mortality and expense risk and administrative charges	(83,967)	(69,296)	(215,816)	(174,387)	(7,619,395)	(7,160,262)

Net investment income (loss)	(8,976)	(4,429)	267,411	177,661	3,569,628	3,849,941

Realized gains (losses) on investments:
Capital gain distributions received	72,290	153,371	203,811	348,244	6,135,748	12,099,722
Net realized gain (loss)	64,255	(25,816)	54,719	(51,490)	5,631,513	5,713,586

Realized gains (losses)	136,545	127,555	258,530	296,754	11,767,261	17,813,308

Unrealized appreciation (depreciation) during the period	764,867	186,822	1,350,552	184,623	41,214,747	237,574

Net increase (decrease) in net assets from operations	892,436	309,948	1,876,493	659,038	56,551,636	21,900,823

Changes from principal transactions:
Purchase payments	5,870	7,500	2,567	168,564	16,842,069	9,584,782
Transfers between sub-accounts and the company	483,678	154,220	6,664,455	2,666,572	17,553,325	44,063,504
Withdrawals	(378,586)	(89,178)	(1,502,888)	(1,350,261)	(47,284,840)	(36,526,530)
Annual contract fee	(20,298)	(18,883)	(94,770)	(80,595)	(4,374,492)	(4,262,003)

Net increase (decrease) in net assets from principal transactions	90,664	53,659	5,069,364	1,404,280	(17,263,938)	12,859,753

Total increase (decrease) in net assets	983,100	363,607	6,945,857	2,063,318	39,287,698	34,760,576
Net assets at beginning of period	4,472,316	4,108,709	15,650,700	13,587,382	536,197,795	501,437,219

Net assets at end of period	$5,455,416	$4,472,316	$22,596,557	$15,650,700	$575,485,493	$536,197,795

	2017	2016	2017	2016	2017	2016
Units, beginning of period	325,497	321,594	1,142,275	1,038,841	36,267,480	34,914,769
Units issued	43,553	34,566	459,338	273,965	4,911,169	11,249,175
Units redeemed	(37,100)	(30,663)	(119,358)	(170,531)	(5,898,253)	(9,896,464)

Units, end of period	331,950	325,497	1,482,255	1,142,275	35,280,396	36,267,480

(h)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.
(i)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.
(j)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II		Lifestyle Growth Portfolio Series I
	2017 (k)	2016	2017 (l)	2016	2017 (m)	2016
Income:
Dividend distributions received	$200,401	$144,943	$2,203,931	$2,583,645	$4,069,306	$1,451,227
Expenses:
Mortality and expense risk and administrative charges	(77,918)	(63,436)	(1,364,156)	(1,564,369)	(1,089,365)	(395,097)

Net investment income (loss)	122,483	81,507	839,775	1,019,276	2,979,941	1,056,130

Realized gains (losses) on investments:
Capital gain distributions received	34,739	56,397	562,389	1,224,944	812,940	882,350
Net realized gain (loss)	(85)	(46,620)	403,209	(413,372)	1,078,183	(94,867)

Realized gains (losses)	34,654	9,777	965,598	811,572	1,891,123	787,483

Unrealized appreciation (depreciation) during the period	170,468	50,278	3,314,476	1,216,688	9,910,497	634,797

Net increase (decrease) in net assets from operations	327,605	141,562	5,119,849	3,047,536	14,781,561	2,478,410

Changes from principal transactions:
Purchase payments	630	50,975	3,737,994	2,825,707	93,458	117,851
Transfers between sub-accounts and the company	3,621,025	925,381	(332,434)	14,531,463	144,964,015	52,649,263
Withdrawals	(1,164,450)	(453,560)	(13,054,524)	(14,553,376)	(10,708,223)	(2,738,261)
Annual contract fee	(20,418)	(18,128)	(832,729)	(955,106)	(615,682)	(191,391)

Net increase (decrease) in net assets from principal transactions	2,436,787	504,668	(10,481,693)	1,848,688	133,733,568	49,837,462

Total increase (decrease) in net assets	2,764,392	646,230	(5,361,844)	4,896,224	148,515,129	52,315,872
Net assets at beginning of period	5,294,642	4,648,412	101,443,800	96,547,576	77,271,178	24,955,306

Net assets at end of period	$8,059,034	$5,294,642	$96,081,956	$101,443,800	$225,786,307	$77,271,178

	2017	2016	2017	2016	2017	2016
Units, beginning of period	397,380	359,564	7,344,958	7,129,812	5,511,851	1,892,486
Units issued	250,335	131,222	1,649,431	3,521,526	9,364,140	3,906,858
Units redeemed	(73,598)	(93,406)	(2,388,503)	(3,306,380)	(890,555)	(287,493)

Units, end of period	574,117	397,380	6,605,886	7,344,958	13,985,436	5,511,851

(k)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.
(l)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.
(m)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series I
	2017 (n)	2016	2017 (an) (o)	2016	2017 (p)	2016
Income:
Dividend distributions received	$92,117,525	$39,397,949	$127,817	$—	$173,137	$156,324
Expenses:
Mortality and expense risk and administrative charges	(42,231,217)	(21,826,567)	(15,401)	—	(86,549)	(69,663)

Net investment income (loss)	49,886,308	17,571,382	112,416	—	86,588	86,661

Realized gains (losses) on investments:
Capital gain distributions received	23,570,612	42,450,048	—	—	67,588	117,436
Net realized gain (loss)	30,063,268	3,876,681	603	—	21,636	(29,161)

Realized gains (losses)	53,633,880	46,326,729	603	—	89,224	88,275

Unrealized appreciation (depreciation) during the period	293,496,046	22,666,299	43,254	—	454,876	55,011

Net increase (decrease) in net assets from operations	397,016,234	86,564,410	156,273	—	630,688	229,947

Changes from principal transactions:
Purchase payments	19,299,780	14,556,134	—	—	5,113	18,970
Transfers between sub-accounts and the company	3,246,628,302	968,669,069	6,789,584	—	1,217,850	1,898,237
Withdrawals	(284,238,823)	(97,324,664)	(36,502)	—	(559,139)	(481,071)
Annual contract fee	(21,483,498)	(12,046,074)	—	—	(30,447)	(24,261)

Net increase (decrease) in net assets from principal transactions	2,960,205,761	873,854,465	6,753,082	—	633,377	1,411,875

Total increase (decrease) in net assets	3,357,221,995	960,418,875	6,909,355	—	1,264,065	1,641,822
Net assets at beginning of period	2,337,396,565	1,376,977,690	—	—	6,422,203	4,780,381

Net assets at end of period	$5,694,618,560	$2,337,396,565	$6,909,355	$—	$7,686,268	$6,422,203

	2017	2016	2017	2016	2017	2016
Units, beginning of period	157,663,190	95,431,520	—	—	472,665	367,058
Units issued	205,378,944	90,549,049	511,751	—	140,041	172,093
Units redeemed	(22,518,331)	(28,317,379)	(2,632)	—	(94,437)	(66,486)

Units, end of period	340,523,803	157,663,190	509,119	—	518,269	472,665

(an)	Sub-account available in prior year but no activity.
(n)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.
(o)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.
(p)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series II
	2017 (q)	2016	2017 (r)	2016	2017 (s)	2016
Income:
Dividend distributions received	$3,562,067	$3,660,745	$892,776	$878,001	$1,199,937	$1,196,367
Expenses:
Mortality and expense risk and administrative charges	(2,263,262)	(2,297,716)	(791,458)	(831,923)	(1,260,558)	(1,367,193)

Net investment income (loss)	1,298,805	1,363,029	101,318	46,078	(60,621)	(170,826)

Realized gains (losses) on investments:
Capital gain distributions received	1,523,708	3,371,551	—	493,698	—	783,854
Net realized gain (loss)	1,080,660	1,053,427	3,049,241	2,574,456	4,968,267	4,511,360

Realized gains (losses)	2,604,368	4,424,978	3,049,241	3,068,154	4,968,267	5,295,214

Unrealized appreciation (depreciation) during the period	10,382,460	571,773	7,150,193	(3,098,740)	10,402,202	(5,333,872)

Net increase (decrease) in net assets from operations	14,285,633	6,359,780	10,300,752	15,492	15,309,848	(209,484)

Changes from principal transactions:
Purchase payments	2,754,738	3,863,819	106,022	207,590	390,285	528,415
Transfers between sub-accounts and the company	11,055,520	8,489,175	(5,321,383)	(3,778,873)	(2,851,933)	(2,530,172)
Withdrawals	(19,233,424)	(14,918,246)	(3,477,059)	(4,905,141)	(11,778,773)	(12,561,129)
Annual contract fee	(1,463,083)	(1,499,590)	(214,411)	(236,854)	(323,623)	(352,731)

Net increase (decrease) in net assets from principal transactions	(6,886,249)	(4,064,842)	(8,906,831)	(8,713,278)	(14,564,044)	(14,915,617)

Total increase (decrease) in net assets	7,399,384	2,294,938	1,393,921	(8,697,786)	745,804	(15,125,101)
Net assets at beginning of period	165,570,427	163,275,489	53,178,905	61,876,691	81,401,681	96,526,782

Net assets at end of period	$172,969,811	$165,570,427	$54,572,826	$53,178,905	$82,147,485	$81,401,681

	2017	2016	2017	2016	2017	2016
Units, beginning of period	11,299,109	11,425,303	2,558,173	2,986,489	4,068,367	4,830,072
Units issued	1,877,129	4,303,272	31,803	38,788	81,970	239,422
Units redeemed	(2,282,618)	(4,429,466)	(426,736)	(467,104)	(747,415)	(1,001,127)

Units, end of period	10,893,620	11,299,109	2,163,240	2,558,173	3,402,922	4,068,367

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.
(r)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.
(s)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II		Managed Volatility Balanced Portfolio Series NAV
	2017 (t)	2016	2017 (u)	2016	2017 (v)	2016
Income:
Dividend distributions received	$9,539,207	$9,475,498	$112,426,807	$110,819,349	$2,565	$2,141
Expenses:
Mortality and expense risk and administrative charges	(5,478,070)	(5,798,990)	(84,575,606)	(89,172,624)	(1,331)	(1,169)

Net investment income (loss)	4,061,137	3,676,508	27,851,201	21,646,725	1,234	972

Realized gains (losses) on investments:
Capital gain distributions received	16,486,501	19,189,660	214,631,525	249,112,626	4,178	4,075
Net realized gain (loss)	11,199,198	8,083,259	110,219,605	13,988,407	92	35

Realized gains (losses)	27,685,699	27,272,919	324,851,130	263,101,033	4,270	4,110

Unrealized appreciation (depreciation) during the period	22,234,447	(15,058,140)	314,419,712	(103,867,512)	7,716	(1,522)

Net increase (decrease) in net assets from operations	53,981,283	15,891,287	667,122,043	180,880,246	13,220	3,560

Changes from principal transactions:
Purchase payments	315,783	710,261	6,816,124	8,745,351	4,514	4,479
Transfers between sub-accounts and the company	(10,137,662)	(21,001,135)	(67,920,016)	(123,456,035)	—	—
Withdrawals	(47,324,470)	(39,950,007)	(639,962,141)	(602,806,698)	—	—
Annual contract fee	(2,238,389)	(2,378,786)	(36,833,373)	(39,690,465)	—	—

Net increase (decrease) in net assets from principal transactions	(59,384,738)	(62,619,667)	(737,899,406)	(757,207,847)	4,514	4,479

Total increase (decrease) in net assets	(5,403,455)	(46,728,380)	(70,777,363)	(576,327,601)	17,734	8,039
Net assets at beginning of period	452,285,262	499,013,642	5,812,156,105	6,388,483,706	100,264	92,225

Net assets at end of period	$446,881,807	$452,285,262	$5,741,378,742	$5,812,156,105	$117,998	$100,264

	2017	2016	2017	2016	2017	2016
Units, beginning of period	22,184,086	25,247,193	308,428,957	345,535,697	5,666	5,403
Units issued	352,626	436,100	6,056,074	34,594,173	246	263
Units redeemed	(3,051,761)	(3,499,207)	(41,742,018)	(71,700,913)	—	—

Units, end of period	19,484,951	22,184,086	272,743,013	308,428,957	5,912	5,666

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.
(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.
(v)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I
	2017 (w)	2016	2017 (x)	2016	2017 (y)	2016
Income:
Dividend distributions received	$2,824,852	$2,968,446	$24,506,075	$26,422,392	$8,815,976	$8,365,909
Expenses:
Mortality and expense risk and administrative charges	(1,465,791)	(1,605,522)	(16,407,454)	(18,622,273)	(5,323,228)	(5,511,372)

Net investment income (loss)	1,359,061	1,362,924	8,098,621	7,800,119	3,492,748	2,854,537

Realized gains (losses) on investments:
Capital gain distributions received	2,096,313	2,804,831	19,912,988	27,885,901	16,772,932	13,203,973
Net realized gain (loss)	(2,770,241)	(2,532,954)	(28,974,805)	(25,651,136)	13,514,819	9,860,102

Realized gains (losses)	(673,928)	271,877	(9,061,817)	2,234,765	30,287,751	23,064,075

Unrealized appreciation (depreciation) during the period	6,752,798	2,526,822	67,467,660	25,266,756	38,574,333	(16,600,248)

Net increase (decrease) in net assets from operations	7,437,931	4,161,623	66,504,464	35,301,640	72,354,832	9,318,364

Changes from principal transactions:
Purchase payments	118,908	104,924	1,156,972	1,285,386	635,352	1,106,385
Transfers between sub-accounts and the company	(3,194,232)	1,665,127	(33,117,758)	20,925,926	(20,318,342)	(18,111,256)
Withdrawals	(13,056,594)	(11,669,964)	(146,907,832)	(151,789,506)	(37,237,803)	(33,593,710)
Annual contract fee	(502,874)	(550,055)	(7,726,323)	(8,579,272)	(2,788,659)	(2,933,597)

Net increase (decrease) in net assets from principal transactions	(16,634,792)	(10,449,968)	(186,594,941)	(138,157,466)	(59,709,452)	(53,532,178)

Total increase (decrease) in net assets	(9,196,861)	(6,288,345)	(120,090,477)	(102,855,826)	12,645,380	(44,213,814)
Net assets at beginning of period	122,691,336	128,979,681	1,177,864,618	1,280,720,444	448,829,708	493,043,522

Net assets at end of period	$113,494,475	$122,691,336	$1,057,774,141	$1,177,864,618	$461,475,088	$448,829,708

	2017	2016	2017	2016	2017	2016
Units, beginning of period	5,841,690	6,324,010	65,942,723	71,826,381	23,894,725	26,636,083
Units issued	144,255	338,013	3,752,053	11,600,986	259,195	624,717
Units redeemed	(875,456)	(820,333)	(13,166,059)	(17,484,644)	(3,101,446)	(3,366,075)

Units, end of period	5,110,489	5,841,690	56,528,717	65,942,723	21,052,474	23,894,725

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.
(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.
(y)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series II		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2017 (z)	2016	2017 (aa)	2016	2017 (ab)	2016
Income:
Dividend distributions received	$142,640,897	$132,527,933	$9,019	$7,905	$3,856,493	$3,731,074
Expenses:
Mortality and expense risk and administrative charges	(118,624,536)	(121,136,439)	(5,188)	(5,686)	(2,132,846)	(2,231,349)

Net investment income (loss)	24,016,361	11,391,494	3,831	2,219	1,723,647	1,499,725

Realized gains (losses) on investments:
Capital gain distributions received	301,161,009	233,177,999	16,102	11,603	5,518,881	6,424,984
Net realized gain (loss)	159,812,875	(3,864,498)	3,015	20,539	247,105	365,447

Realized gains (losses)	460,973,884	229,313,501	19,117	32,142	5,765,986	6,790,431

Unrealized appreciation (depreciation) during the period	766,116,946	(119,906,893)	45,993	(30,051)	9,797,481	(1,252,709)

Net increase (decrease) in net assets from operations	1,251,107,191	120,798,102	68,941	4,310	17,287,114	7,037,447

Changes from principal transactions:
Purchase payments	13,664,256	16,285,498	—	—	119,062	512,844
Transfers between sub-accounts and the company	(30,442,736)	(270,366,929)	—	—	(3,211,358)	(2,320,155)
Withdrawals	(842,279,870)	(708,443,083)	(20,484)	(237,415)	(16,116,289)	(16,390,786)
Annual contract fee	(55,491,691)	(59,026,134)	—	—	(802,039)	(844,465)

Net increase (decrease) in net assets from principal transactions	(914,550,041)	(1,021,550,648)	(20,484)	(237,415)	(20,010,624)	(19,042,562)

Total increase (decrease) in net assets	336,557,150	(900,752,546)	48,457	(233,105)	(2,723,510)	(12,005,115)
Net assets at beginning of period	7,922,153,817	8,822,906,363	414,613	647,718	173,312,640	185,317,755

Net assets at end of period	$8,258,710,967	$7,922,153,817	$463,070	$414,613	$170,589,130	$173,312,640

	2017	2016	2017	2016	2017	2016
Units, beginning of period	429,283,492	484,649,684	22,862	36,483	8,025,889	8,858,990
Units issued	10,783,063	36,157,873	—	—	218,930	252,441
Units redeemed	(55,809,827)	(91,524,065)	(1,093)	(13,621)	(1,092,419)	(1,085,542)

Units, end of period	384,256,728	429,283,492	21,769	22,862	7,152,400	8,025,889

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.
(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.
(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2017 (ac)	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$37,513,679	$36,742,174	$298,587	$343,355	$177,513	$535,114
Expenses:
Mortality and expense risk and administrative charges	(26,599,303)	(28,373,389)	(608,722)	(435,244)	(963,377)	(853,952)

Net investment income (loss)	10,914,376	8,368,785	(310,135)	(91,889)	(785,864)	(318,838)

Realized gains (losses) on investments:
Capital gain distributions received	59,226,906	70,094,440	1,826,417	2,601,184	3,474,028	4,857,506
Net realized gain (loss)	26,716,635	36,801,334	1,950,061	1,039,634	2,624,576	2,127,342

Realized gains (losses)	85,943,541	106,895,774	3,776,478	3,640,818	6,098,604	6,984,848

Unrealized appreciation (depreciation) during the period	80,158,202	(46,867,347)	2,814,033	1,324,038	2,706,255	2,401,492

Net increase (decrease) in net assets from operations	177,016,119	68,397,212	6,280,376	4,872,967	8,018,995	9,067,502

Changes from principal transactions:
Purchase payments	2,405,167	2,566,388	79,572	85,592	137,189	264,306
Transfers between sub-accounts and the company	(19,527,509)	(14,832,832)	66,406,551	104,281	18,262,250	975,675
Withdrawals	(218,016,947)	(198,963,009)	(5,373,964)	(2,480,440)	(6,252,991)	(5,314,404)
Annual contract fee	(12,138,726)	(13,036,960)	(98,750)	(73,120)	(211,649)	(203,303)

Net increase (decrease) in net assets from principal transactions	(247,278,015)	(224,266,413)	61,013,409	(2,363,687)	11,934,799	(4,277,726)

Total increase (decrease) in net assets	(70,261,896)	(155,869,201)	67,293,785	2,509,280	19,953,794	4,789,776
Net assets at beginning of period	1,869,034,287	2,024,903,488	31,408,080	28,898,800	58,288,945	53,499,169

Net assets at end of period	$1,798,772,391	$1,869,034,287	$98,701,865	$31,408,080	$78,242,739	$58,288,945

	2017	2016	2017	2016	2017	2016
Units, beginning of period	100,350,679	110,159,620	833,018	905,604	1,725,503	1,870,263
Units issued	4,417,000	16,137,990	1,815,686	78,565	631,962	178,621
Units redeemed	(16,341,123)	(25,946,931)	(238,732)	(151,151)	(309,953)	(323,381)

Units, end of period	88,426,556	100,350,679	2,409,972	833,018	2,047,512	1,725,503

(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$—	$—	$517,814	$590,846
Expenses:
Mortality and expense risk and administrative charges	(1,772,878)	(1,706,047)	(1,123,746)	(1,077,360)	(781,840)	(760,653)

Net investment income (loss)	(1,772,878)	(1,706,047)	(1,123,746)	(1,077,360)	(264,026)	(169,807)

Realized gains (losses) on investments:
Capital gain distributions received	2,706,928	9,350,718	1,568,552	5,291,200	4,897,134	6,264,055
Net realized gain (loss)	3,584,503	1,097,689	(306,893)	(623,686)	1,669,679	2,652,045

Realized gains (losses)	6,291,431	10,448,407	1,261,659	4,667,514	6,566,813	8,916,100

Unrealized appreciation (depreciation) during the period	26,089,429	(10,386,618)	16,319,051	(5,067,438)	(1,281,265)	1,691,194

Net increase (decrease) in net assets from operations	30,607,982	(1,644,258)	16,456,964	(1,477,284)	5,021,522	10,437,487

Changes from principal transactions:
Purchase payments	217,603	512,855	217,042	277,322	118,448	154,306
Transfers between sub-accounts and the company	(6,169,325)	(4,764,899)	15,731	(5,416,256)	(2,533,330)	362,754
Withdrawals	(12,516,453)	(10,240,726)	(9,461,295)	(6,276,035)	(4,942,739)	(5,321,483)
Annual contract fee	(457,810)	(479,091)	(226,742)	(232,724)	(147,777)	(152,744)

Net increase (decrease) in net assets from principal transactions	(18,925,985)	(14,971,861)	(9,455,264)	(11,647,693)	(7,505,398)	(4,957,167)

Total increase (decrease) in net assets	11,681,997	(16,616,119)	7,001,700	(13,124,977)	(2,483,876)	5,480,320
Net assets at beginning of period	121,358,942	137,975,061	65,594,292	78,719,269	55,945,419	50,465,099

Net assets at end of period	$133,040,939	$121,358,942	$72,595,992	$65,594,292	$53,461,543	$55,945,419

	2017	2016	2017	2016	2017	2016
Units, beginning of period	4,808,716	5,402,121	2,116,187	2,502,796	1,771,774	1,952,207
Units issued	75,275	185,916	120,862	126,556	48,677	167,151
Units redeemed	(744,173)	(779,321)	(379,556)	(513,165)	(279,492)	(347,584)

Units, end of period	4,139,818	4,808,716	1,857,493	2,116,187	1,540,959	1,771,774

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$415,222	$513,431	$221,660	$33,319	$668,641	$—
Expenses:
Mortality and expense risk and administrative charges	(896,817)	(886,462)	(562,015)	(705,178)	(2,630,312)	(3,201,138)

Net investment income (loss)	(481,595)	(373,031)	(340,355)	(671,859)	(1,961,671)	(3,201,138)

Realized gains (losses) on investments:
Capital gain distributions received	4,951,581	6,615,047	417	—	1,932	—
Net realized gain (loss)	1,801,007	2,828,943	—	—	—	—

Realized gains (losses)	6,752,588	9,443,990	417	—	1,932	—

Unrealized appreciation (depreciation) during the period	(1,391,100)	1,742,217	1	2	(1)	—

Net increase (decrease) in net assets from operations	4,879,893	10,813,176	(339,937)	(671,857)	(1,959,740)	(3,201,138)

Changes from principal transactions:
Purchase payments	112,093	141,590	—	—	1,995,528	53,100
Transfers between sub-accounts and the company	(3,712,882)	2,108,515	(5,143,714)	(3,542,835)	(14,475,379)	(9,452,976)
Withdrawals	(5,623,714)	(6,373,719)	(3,029,544)	(6,967,456)	(19,700,217)	(24,388,920)
Annual contract fee	(179,861)	(183,765)	(158,220)	(215,786)	(1,592,997)	(1,810,963)

Net increase (decrease) in net assets from principal transactions	(9,404,364)	(4,307,379)	(8,331,478)	(10,726,077)	(33,773,065)	(35,599,759)

Total increase (decrease) in net assets	(4,524,471)	6,505,797	(8,671,415)	(11,397,934)	(35,732,805)	(38,800,897)
Net assets at beginning of period	58,010,198	51,504,401	43,631,704	55,029,638	195,792,220	234,593,117

Net assets at end of period	$53,485,727	$58,010,198	$34,960,289	$43,631,704	$160,059,415	$195,792,220

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,917,097	2,068,558	3,041,710	3,750,530	17,026,971	20,096,369
Units issued	69,126	210,823	28,041	49,060	432,789	1,449,590
Units redeemed	(363,125)	(362,284)	(634,621)	(757,880)	(3,400,772)	(4,518,988)

Units, end of period	1,623,098	1,917,097	2,435,130	3,041,710	14,058,988	17,026,971

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2017	2016 (ao)	2017	2016	2017	2016
Income:
Dividend distributions received	$41,677	$8,286	$9,678,651	$11,001,965	$510,423	$290,462
Expenses:
Mortality and expense risk and administrative charges	(102,334)	(81,777)	(1,559,842)	(1,550,145)	(186,717)	(205,012)

Net investment income (loss)	(60,657)	(73,491)	8,118,809	9,451,820	323,706	85,450

Realized gains (losses) on investments:
Capital gain distributions received	72	—	70,309,589	15,045,369	—	—
Net realized gain (loss)	—	—	293,941	7,121,789	(157,235)	(591,445)

Realized gains (losses)	72	—	70,603,530	22,167,158	(157,235)	(591,445)

Unrealized appreciation (depreciation) during the period	—	—	(66,572,915)	(6,615,490)	1,155,476	1,892,088

Net increase (decrease) in net assets from operations	(60,585)	(73,491)	12,149,424	25,003,488	1,321,947	1,386,093

Changes from principal transactions:
Purchase payments	—	—	171,020	254,385	834	26,970
Transfers between sub-accounts and the company	(197,837)	8,255,433	5,388,864	(11,089,686)	(763,491)	(1,556,237)
Withdrawals	(1,107,183)	(552,568)	(17,409,910)	(12,381,175)	(1,095,932)	(1,214,337)
Annual contract fee	(43,504)	(34,794)	(1,166,737)	(1,218,957)	(28,520)	(34,836)

Net increase (decrease) in net assets from principal transactions	(1,348,524)	7,668,071	(13,016,763)	(24,435,433)	(1,887,109)	(2,778,440)

Total increase (decrease) in net assets	(1,409,109)	7,594,580	(867,339)	568,055	(565,162)	(1,392,347)
Net assets at beginning of period	7,594,580	—	171,994,888	171,426,833	12,493,761	13,886,108

Net assets at end of period	$6,185,471	$7,594,580	$171,127,549	$171,994,888	$11,928,599	$12,493,761

	2017	2016	2017	2016	2017	2016
Units, beginning of period	612,176	—	8,991,185	10,364,214	664,556	819,341
Units issued	11,540	756,351	358,908	12,433	4,342	57,598
Units redeemed	(120,698)	(144,175)	(1,015,183)	(1,385,462)	(99,431)	(212,383)

Units, end of period	503,018	612,176	8,334,910	8,991,185	569,467	664,556

(ao)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$178,173	$1,311,158	$141,787	$1,425,065	$48,208	$—
Expenses:
Mortality and expense risk and administrative charges	(532,515)	(600,597)	(643,373)	(732,042)	(1,368,934)	(1,190,927)

Net investment income (loss)	(354,342)	710,561	(501,586)	693,023	(1,320,726)	(1,190,927)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	5,156,806	10,905,192
Net realized gain (loss)	2,680,810	3,158,130	2,775,263	3,365,368	8,615,675	6,218,698

Realized gains (losses)	2,680,810	3,158,130	2,775,263	3,365,368	13,772,481	17,123,890

Unrealized appreciation (depreciation) during the period	(723,643)	(1,899,408)	(535,338)	(1,775,897)	17,563,270	(10,833,884)

Net increase (decrease) in net assets from operations	1,602,825	1,969,283	1,738,339	2,282,494	30,015,025	5,099,079

Changes from principal transactions:
Purchase payments	46,376	93,572	66,632	135,576	141,821	211,268
Transfers between sub-accounts and the company	(2,083,314)	(559,976)	(2,168,401)	(204,373)	(1,522,193)	(4,734,164)

Withdrawals	(3,699,662)	(3,542,483)	(5,067,839)	(4,996,142)	(9,422,203)	(6,368,363)
Annual contract fee	(68,532)	(83,482)	(126,595)	(151,166)	(216,769)	(216,210)

Net increase (decrease) in net assets from principal transactions	(5,805,132)	(4,092,369)	(7,296,203)	(5,216,105)	(11,019,344)	(11,107,469)

Total increase (decrease) in net assets	(4,202,307)	(2,123,086)	(5,557,864)	(2,933,611)	18,995,681	(6,008,390)
Net assets at beginning of period	37,893,676	40,016,762	43,998,336	46,931,947	79,957,169	85,965,559

Net assets at end of period	$33,691,369	$37,893,676	$38,440,472	$43,998,336	$98,952,850	$79,957,169

	2017	2016	2017	2016	2017	2016
Units, beginning of period	752,503	836,553	1,159,630	1,294,328	3,224,084	3,699,262
Units issued	16,440	66,951	65,910	208,034	238,678	156,690
Units redeemed	(132,081)	(151,001)	(258,895)	(342,732)	(603,420)	(631,868)

Units, end of period	636,862	752,503	966,645	1,159,630	2,859,342	3,224,084

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$396,137	$494,786	$303,117	$425,910
Expenses:
Mortality and expense risk and administrative charges	(674,167)	(564,565)	(423,976)	(479,863)	(419,145)	(481,466)

Net investment income (loss)	(674,167)	(564,565)	(27,839)	14,923	(116,028)	(55,556)

Realized gains (losses) on investments:
Capital gain distributions received	2,465,653	4,938,788	—	—	—	—
Net realized gain (loss)	2,693,486	1,658,589	(374,481)	(349,655)	(362,152)	(354,555)

Realized gains (losses)	5,159,139	6,597,377	(374,481)	(349,655)	(362,152)	(354,555)

Unrealized appreciation (depreciation) during the period	9,093,140	(3,954,167)	139,815	82,574	171,382	71,655

Net increase (decrease) in net assets from operations	13,578,112	2,078,645	(262,505)	(252,158)	(306,798)	(338,456)

Changes from principal transactions:
Purchase payments	101,858	95,425	1,257,186	135,888	40,260	51,365
Transfers between sub-accounts and the company	1,529,326	(1,394,244)	(231,844)	840,121	(560,008)	4,920,879
Withdrawals	(6,014,414)	(3,628,059)	(3,658,248)	(3,946,111)	(4,541,496)	(5,899,776)
Annual contract fee	(152,150)	(133,081)	(65,443)	(65,696)	(82,102)	(94,162)

Net increase (decrease) in net assets from principal transactions	(4,535,380)	(5,059,959)	(2,698,349)	(3,035,798)	(5,143,346)	(1,021,694)

Total increase (decrease) in net assets	9,042,732	(2,981,314)	(2,960,854)	(3,287,956)	(5,450,144)	(1,360,150)
Net assets at beginning of period	35,527,324	38,508,638	30,066,447	33,354,403	28,882,919	30,243,069

Net assets at end of period	$44,570,056	$35,527,324	$27,105,593	$30,066,447	$23,432,775	$28,882,919

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,227,304	1,410,125	2,450,218	2,697,143	2,419,651	2,504,128
Units issued	231,910	164,611	372,970	472,746	512,368	1,054,440
Units redeemed	(354,480)	(347,432)	(593,755)	(719,671)	(944,012)	(1,138,917)

Units, end of period	1,104,734	1,227,304	2,229,433	2,450,218	1,988,007	2,419,651

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Growth Trust Series I		Small Cap Growth Trust Series II		Small Cap Index Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$—	$—	$—	$—	$57,314	$134,998
Expenses:
Mortality and expense risk and administrative charges	(6,440)	(5,728)	(406,395)	(376,850)	(204,232)	(179,909)

Net investment income (loss)	(6,440)	(5,728)	(406,395)	(376,850)	(146,918)	(44,911)

Realized gains (losses) on investments:
Capital gain distributions received	—	63,187	—	2,395,524	508,153	880,589
Net realized gain (loss)	(8,469)	(7,240)	(2,125,493)	(3,106,124)	422,520	22,552

Realized gains (losses)	(8,469)	55,947	(2,125,493)	(710,600)	930,673	903,141

Unrealized appreciation (depreciation) during the period	179,511	(29,858)	8,376,799	761,296	793,898	1,276,746

Net increase (decrease) in net assets from operations	164,602	20,361	5,844,911	(326,154)	1,577,653	2,134,976

Changes from principal transactions:
Purchase payments	—	—	43,309	191,282	26,614	35,044
Transfers between sub-accounts and the company	21,331	88,375	(209,406)	(2,004,817)	399,704	458,428
Withdrawals	(180,418)	(12,464)	(2,965,241)	(1,798,286)	(1,878,108)	(632,339)
Annual contract fee	(168)	(147)	(73,097)	(71,930)	(36,981)	(32,985)

Net increase (decrease) in net assets from principal transactions	(159,255)	75,764	(3,204,435)	(3,683,751)	(1,488,771)	(171,852)

Total increase (decrease) in net assets	5,347	96,125	2,640,476	(4,009,905)	88,882	1,963,124
Net assets at beginning of period	712,275	616,150	25,360,244	29,370,149	13,814,565	11,851,441

Net assets at end of period	$717,622	$712,275	$28,000,720	$25,360,244	$13,903,447	$13,814,565

	2017	2016	2017	2016	2017	2016
Units, beginning of period	35,826	31,415	999,282	1,168,241	467,581	477,678
Units issued	1,006	5,429	111,488	159,260	60,181	61,156
Units redeemed	(8,029)	(1,018)	(223,404)	(328,219)	(109,124)	(71,253)

Units, end of period	28,803	35,826	887,366	999,282	418,638	467,581

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$88,109	$325,396	$158,388	$175,603	$73,645	$78,503
Expenses:
Mortality and expense risk and administrative charges	(587,914)	(552,948)	(576,217)	(569,859)	(498,013)	(485,115)

Net investment income (loss)	(499,805)	(227,552)	(417,829)	(394,256)	(424,368)	(406,612)

Realized gains (losses) on investments:
Capital gain distributions received	1,423,634	2,603,378	2,473,498	3,547,802	2,033,966	2,846,081
Net realized gain (loss)	1,464,190	932,336	562,176	757,936	842,316	1,539,706

Realized gains (losses)	2,887,824	3,535,714	3,035,674	4,305,738	2,876,282	4,385,787

Unrealized appreciation (depreciation) during the period	1,819,482	2,734,997	875,126	2,361,172	250,124	943,988

Net increase (decrease) in net assets from operations	4,207,501	6,043,159	3,492,971	6,272,654	2,702,038	4,923,163

Changes from principal transactions:
Purchase payments	66,339	191,150	72,740	74,239	64,197	114,781
Transfers between sub-accounts and the company	(472,408)	495,203	(1,536,603)	(2,800,046)	331,832	(2,165,392)
Withdrawals	(5,986,537)	(2,677,539)	(3,602,668)	(3,391,336)	(3,231,665)	(3,179,684)
Annual contract fee	(151,466)	(147,327)	(91,583)	(100,656)	(108,823)	(117,033)

Net increase (decrease) in net assets from principal transactions	(6,544,072)	(2,138,513)	(5,158,114)	(6,217,799)	(2,944,459)	(5,347,328)

Total increase (decrease) in net assets	(2,336,571)	3,904,646	(1,665,143)	54,855	(242,421)	(424,165)
Net assets at beginning of period	38,443,964	34,539,318	40,502,563	40,447,708	32,080,692	32,504,857

Net assets at end of period	$36,107,393	$38,443,964	$38,837,420	$40,502,563	$31,838,271	$32,080,692

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,275,821	1,359,603	1,112,977	1,308,451	940,927	1,125,910
Units issued	56,620	87,249	34,402	29,214	79,490	71,905
Units redeemed	(255,901)	(171,031)	(172,782)	(224,688)	(166,485)	(256,888)

Units, end of period	1,076,540	1,275,821	974,597	1,112,977	853,932	940,927

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series I		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$6,803	$4,674	$238,370	$161,122	$106,410	$327,966
Expenses:
Mortality and expense risk and administrative charges	(6,918)	(6,346)	(507,033)	(503,263)	(684,600)	(636,032)

Net investment income (loss)	(115)	(1,672)	(268,663)	(342,141)	(578,190)	(308,066)

Realized gains (losses) on investments:
Capital gain distributions received	57,840	91,140	2,535,019	4,504,163	6,483,097	6,471,538
Net realized gain (loss)	1,152	2,737	(798,880)	(312,628)	4,537,502	2,852,818

Realized gains (losses)	58,992	93,877	1,736,139	4,191,535	11,020,599	9,324,356

Unrealized appreciation (depreciation) during the period	(41,002)	39,583	(995,398)	2,468,223	(6,203,910)	2,534,765

Net increase (decrease) in net assets from operations	17,875	131,788	472,078	6,317,617	4,238,499	11,551,055

Changes from principal transactions:
Purchase payments	—	—	49,961	297,308	74,296	96,575
Transfers between sub-accounts and the company	2,396	21,747	(1,511,902)	914,928	(2,869,933)	(615,771)
Withdrawals	(53,481)	(91,520)	(4,069,900)	(2,853,142)	(4,330,603)	(4,277,520)
Annual contract fee	(172)	(198)	(87,095)	(93,300)	(94,232)	(95,848)

Net increase (decrease) in net assets from principal transactions	(51,257)	(69,971)	(5,618,936)	(1,734,206)	(7,220,472)	(4,892,564)

Total increase (decrease) in net assets	(33,382)	61,817	(5,146,858)	4,583,411	(2,981,973)	6,658,491
Net assets at beginning of period	760,631	698,814	37,335,305	32,751,894	48,701,614	42,043,123

Net assets at end of period	$727,249	$760,631	$32,188,447	$37,335,305	$45,719,641	$48,701,614

	2017	2016	2017	2016	2017	2016
Units, beginning of period	25,621	28,581	1,186,859	1,253,646	1,133,968	1,276,357
Units issued	92	1,676	93,971	265,210	47,487	66,426
Units redeemed	(1,846)	(4,636)	(276,414)	(331,997)	(212,583)	(208,815)

Units, end of period	23,867	25,621	1,004,416	1,186,859	968,872	1,133,968

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$94,636	$253,932	$1,182,886	$941,987	$1,130,828	$884,678
Expenses:
Mortality and expense risk and administrative charges	(729,910)	(687,024)	(571,504)	(601,159)	(630,875)	(674,041)

Net investment income (loss)	(635,274)	(433,092)	611,382	340,828	499,953	210,637

Realized gains (losses) on investments:
Capital gain distributions received	6,616,992	6,834,867	—	—	—	—
Net realized gain (loss)	3,926,002	3,242,768	(134,585)	(533,096)	358,712	(310,828)

Realized gains (losses)	10,542,994	10,077,635	(134,585)	(533,096)	358,712	(310,828)

Unrealized appreciation (depreciation) during the period	(5,756,856)	2,108,245	1,030,395	1,602,008	555,331	1,454,074

Net increase (decrease) in net assets from operations	4,150,864	11,752,788	1,507,192	1,409,740	1,413,996	1,353,883

Changes from principal transactions:
Purchase payments	98,939	175,974	18,417	36,182	63,870	120,925
Transfers between sub-accounts and the company	(1,936,836)	(110,595)	1,487,362	(444,085)	2,794,331	241,321
Withdrawals	(5,441,535)	(4,336,580)	(4,541,435)	(3,934,743)	(4,773,207)	(5,883,305)
Annual contract fee	(143,780)	(137,302)	(68,524)	(69,604)	(113,692)	(124,457)

Net increase (decrease) in net assets from principal transactions	(7,423,212)	(4,408,503)	(3,104,180)	(4,412,250)	(2,028,698)	(5,645,516)

Total increase (decrease) in net assets	(3,272,348)	7,344,285	(1,596,988)	(3,002,510)	(614,702)	(4,291,633)
Net assets at beginning of period	49,188,565	41,844,280	38,765,858	41,768,368	39,249,554	43,541,187

Net assets at end of period	$45,916,217	$49,188,565	$37,168,870	$38,765,858	$38,634,852	$39,249,554

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,432,964	1,590,705	1,724,761	1,923,593	1,845,705	2,111,241
Units issued	59,621	141,550	116,849	83,827	242,831	169,462
Units redeemed	(268,352)	(299,291)	(251,682)	(282,659)	(340,857)	(434,998)

Units, end of period	1,224,233	1,432,964	1,589,928	1,724,761	1,747,679	1,845,705

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Series Trust NAV		Total Bond Market Trust Series II		Total Stock Market Index Trust Series I
	2017 (ad)	2016	2017 (ae)	2016	2017	2016
Income:
Dividend distributions received	$2,992,842	$2,896,991	$1,541,410	$1,899,141	$614,324	$148,034
Expenses:
Mortality and expense risk and administrative charges	(963,563)	(999,964)	(900,419)	(1,170,795)	(518,354)	(156,049)

Net investment income (loss)	2,029,279	1,897,027	640,991	728,346	95,970	(8,015)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	954,251	164,840
Net realized gain (loss)	(871,754)	(472,386)	(368,195)	(228,229)	1,982,632	470,254

Realized gains (losses)	(871,754)	(472,386)	(368,195)	(228,229)	2,936,883	635,094

Unrealized appreciation (depreciation) during the period	1,406,772	322,734	716,744	(78,975)	2,970,852	414,431

Net increase (decrease) in net assets from operations	2,564,297	1,747,375	989,540	421,142	6,003,705	1,041,510

Changes from principal transactions:
Purchase payments	53,429	172,558	56,282	243,983	53,607	31,915
Transfers between sub-accounts and the company	7,087,043	5,359,469	(3,084,970)	17,244,769	34,386,480	(289,039)
Withdrawals	(12,544,002)	(8,472,205)	(9,546,574)	(10,820,660)	(3,487,075)	(675,001)
Annual contract fee	(984,137)	(1,063,308)	(448,465)	(568,252)	(71,617)	(29,801)

Net increase (decrease) in net assets from principal transactions	(6,387,667)	(4,003,486)	(13,023,727)	6,099,840	30,881,395	(961,926)

Total increase (decrease) in net assets	(3,823,370)	(2,256,111)	(12,034,187)	6,520,982	36,885,100	79,584
Net assets at beginning of period	108,576,625	110,832,736	69,700,891	63,179,909	10,728,414	10,648,830

Net assets at end of period	$104,753,255	$108,576,625	$57,666,704	$69,700,891	$47,613,514	$10,728,414

	2017	2016	2017	2016	2017	2016
Units, beginning of period	8,492,370	8,800,795	5,639,752	5,154,882	500,580	550,117
Units issued	605,446	584,467	1,162,696	3,817,865	1,644,643	29,653
Units redeemed	(1,096,632)	(892,892)	(2,207,018)	(3,332,995)	(253,687)	(79,190)

Units, end of period	8,001,184	8,492,370	4,595,430	5,639,752	1,891,536	500,580

(ad)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.
(ae)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$430,380	$368,213	$162,219	$184,180	$2,753,248	$3,502,756
Expenses:
Mortality and expense risk and administrative charges	(581,163)	(479,308)	(88,205)	(99,359)	(3,002,169)	(3,821,220)

Net investment income (loss)	(150,783)	(111,095)	74,014	84,821	(248,921)	(318,464)

Realized gains (losses) on investments:
Capital gain distributions received	772,656	478,255	—	—	—	—
Net realized gain (loss)	2,263,278	1,155,353	(149,367)	(92,940)	(2,305,075)	(2,102,900)

Realized gains (losses)	3,035,934	1,633,608	(149,367)	(92,940)	(2,305,075)	(2,102,900)

Unrealized appreciation (depreciation) during the period	3,197,297	1,402,543	53,407	(36,385)	530,164	(554,686)

Net increase (decrease) in net assets from operations	6,082,448	2,925,056	(21,946)	(44,504)	(2,023,832)	(2,976,050)

Changes from principal transactions:
Purchase payments	129,420	177,415	225,000	—	1,528,489	4,480,768
Transfers between sub-accounts and the company	5,345,769	(295,832)	7,862,689	8,175,370	74,156,871	172,979,063
Withdrawals	(3,660,971)	(1,842,307)	(10,115,287)	(6,481,810)	(131,819,631)	(149,437,117)
Annual contract fee	(144,407)	(130,322)	(96,225)	(86,736)	(1,385,612)	(1,703,273)

Net increase (decrease) in net assets from principal transactions	1,669,811	(2,091,046)	(2,123,823)	1,606,824	(57,519,883)	26,319,441

Total increase (decrease) in net assets	7,752,259	834,010	(2,145,769)	1,562,320	(59,543,715)	23,343,391
Net assets at beginning of period	31,019,978	30,185,968	10,817,020	9,254,700	246,916,282	223,572,891

Net assets at end of period	$38,772,237	$31,019,978	$8,671,251	$10,817,020	$187,372,567	$246,916,282

	2017	2016	2017	2016	2017	2016
Units, beginning of period	1,153,283	1,236,259	905,992	771,040	21,661,407	19,420,208
Units issued	234,904	39,869	1,060,754	767,643	12,045,435	23,277,693
Units redeemed	(168,535)	(122,845)	(1,239,062)	(632,691)	(17,118,783)	(21,036,494)

Units, end of period	1,219,652	1,153,283	727,684	905,992	16,588,059	21,661,407

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Opportunities
	2017	2016	2017	2016	2017	2016
Income:
Dividend distributions received	$311,942	$626,388	$263,650	$536,489	$22,132	$3,073
Expenses:
Mortality and expense risk and administrative charges	(197,408)	(210,019)	(188,969)	(199,848)	(46,375)	(45,944)

Net investment income (loss)	114,534	416,369	74,681	336,641	(24,243)	(42,871)

Realized gains (losses) on investments:
Capital gain distributions received	—	236,718	—	214,542	607,369	85,180
Net realized gain (loss)	84,454	17,827	(97,860)	284	242,767	157,728

Realized gains (losses)	84,454	254,545	(97,860)	214,826	850,136	242,908

Unrealized appreciation (depreciation) during the period	1,445,018	628,946	1,443,845	569,774	(474,626)	417,473

Net increase (decrease) in net assets from operations	1,644,006	1,299,860	1,420,666	1,121,241	351,267	617,510

Changes from principal transactions:
Purchase payments	22,286	40,382	15,449	30,795	—	60
Transfers between sub-accounts and the company	141,568	(469,268)	(53,144)	183,707	(232,024)	(148,940)
Withdrawals	(1,180,611)	(1,610,745)	(1,304,893)	(2,170,603)	(299,718)	(261,736)
Annual contract fee	(30,937)	(35,964)	(39,374)	(43,867)	(9,912)	(11,026)

Net increase (decrease) in net assets from principal transactions	(1,047,694)	(2,075,595)	(1,381,962)	(1,999,968)	(541,654)	(421,642)

Total increase (decrease) in net assets	596,312	(775,735)	38,704	(878,727)	(190,387)	195,868
Net assets at beginning of period	13,188,864	13,964,599	11,507,852	12,386,579	3,310,337	3,114,469

Net assets at end of period	$13,785,176	$13,188,864	$11,546,556	$11,507,852	$3,119,950	$3,310,337

	2017	2016	2017	2016	2017	2016
Units, beginning of period	466,633	542,342	280,020	330,165	52,990	63,230
Units issued	38,384	76,009	31,941	39,743	373	140
Units redeemed	(74,315)	(151,718)	(54,477)	(89,888)	(11,798)	(10,380)

Units, end of period	430,702	466,633	257,484	280,020	41,565	52,990

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 112 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub—accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
500 Index Fund B Series I	500 Index Fund Series I	10/27/2017
500 Index Fund B Series II	500 Index Fund Series II	10/27/2017
500 Index Fund B Series NAV	500 Index Fund Series NAV	10/27/2017
International Equity Index Trust B Series I	International Equity Index Series I	10/27/2017
International Equity Index Trust B Series II	International Equity Index Series II	10/27/2017
International Equity Index Trust B Series NAV	International Equity Index Series NAV	10/27/2017
Lifestyle Aggressive MVP Series I	Managed Volatility Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive MVP Series II	Managed Volatility Aggressive Portfolio Series II	10/27/2017
Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Portfolio Series I	10/27/2017
Lifestyle Aggressive Trust PS Series II	Lifestyle Aggressive Portfolio Series II	10/27/2017
Lifestyle Balanced MVP Series I	Managed Volatility Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced MVP Series II	Managed Volatility Balanced Portfolio Series II	10/27/2017
Lifestyle Balanced MVP Series NAV	Managed Volatility Balanced Portfolio Series NAV	10/27/2017
Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Portfolio Series I	10/27/2017
Lifestyle Balanced Trust PS Series II	Lifestyle Balanced Portfolio Series II	10/27/2017
Lifestyle Conservative MVP Series I	Managed Volatility Conservative Portfolio Series I	10/27/2017

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

1.	Organization — (continued)

Previous Name	New Name	Effective Date
Lifestyle Conservative MVP Series II	Managed Volatility Conservative Portfolio Series II	10/27/2017
Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Portfolio Series I	10/27/2017
Lifestyle Conservative Trust PS Series II	Lifestyle Conservative Portfolio Series II	10/27/2017
Lifestyle Growth MVP Series I	Managed Volatility Growth Portfolio Series I	10/27/2017
Lifestyle Growth MVP Series II	Managed Volatility Growth Portfolio Series II	10/27/2017
Lifestyle Growth MVP Series NAV	Managed Volatility Growth Portfolio Series NAV	10/27/2017
Lifestyle Growth Trust PS Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Lifestyle Growth Trust PS Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Lifestyle Growth Trust PS Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Lifestyle Moderate MVP Series I	Managed Volatility Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate MVP Series II	Managed Volatility Moderate Portfolio Series II	10/27/2017
Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Portfolio Series I	10/27/2017
Lifestyle Moderate Trust PS Series II	Lifestyle Moderate Portfolio Series II	10/27/2017
Total Bond Market Trust B Series II	Total Bond Market Trust Series II	10/27/2017
Total Bond Market Trust B Series NAV	Total Bond Market Series Trust NAV	10/27/2017

Funds transferred in 2017 are as follows:

Transferred from	Transferred to	Effective Date
All Cap Core Trust Series I	Total Stock Market Index Trust Series I	04/28/2017
All Cap Core Trust Series II	Total Stock Market Index Trust Series II	04/28/2017
American New World Trust Series II	Emerging Markets Value Trust Series II	10/27/2017
American New World Trust Series III	Emerging Markets Value Trust Series NAV	10/27/2017
Core Strategy Trust Series I	Lifestyle Growth Portfolio Series I	10/27/2017
Core Strategy Trust Series II	Lifestyle Growth Portfolio Series II	10/27/2017
Core Strategy Trust Series NAV	Lifestyle Growth Portfolio Series NAV	10/27/2017
Value Trust Series I	Mid Cap Index Trust Series I	10/27/2017
Value Trust Series II	Mid Cap Index Trust Series II	10/27/2017

Sub-accounts opened in 2017 are as follows:

Sub-accounts Opened	Effective Date
Emerging Markets Value Trust Series II	10/27/2017

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment trans actions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2017.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2017, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2017. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$34,383,351,034	—	—	34,383,351,034
NonAffiliated	$33,107,596	—	—	33,107,596

Total	$34,416,458,630	—	—	34,416,458,630

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2017.

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2017 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$8,700,285	$23,883,629
500 Index Fund Series II	7,907,769	10,515,881
500 Index Fund Series NAV	7,392,084	38,645,021
Active Bond Trust Series I	3,689,192	6,094,775
Active Bond Trust Series II	20,099,885	22,734,618
All Cap Core Trust Series I (i)	564,095	37,717,373
All Cap Core Trust Series II (j)	447,436	6,582,814
American Asset Allocation Trust Series I	17,559,885	19,432,945
American Asset Allocation Trust Series II	87,379,170	151,328,875
American Asset Allocation Trust Series III	11,627,499	17,647,451
American Global Growth Trust Series II	23,273,036	34,869,510
American Global Growth Trust Series III	2,909,589	7,794,363
American Growth Trust Series II	95,589,104	126,176,702
American Growth Trust Series III	15,616,733	20,873,807
American Growth-Income Trust Series I	22,661,044	20,306,620
American Growth-Income Trust Series II	92,714,947	101,265,902
American Growth-Income Trust Series III	40,298,626	40,413,422
American International Trust Series II	26,536,794	80,824,987
American International Trust Series III	2,920,384	10,009,485
American New World Trust Series II (b)	7,201,933	50,182,092
American New World Trust Series III (c)	150,280	1,981,915
Basic Value Focus (a)	342,190	816,892
Blue Chip Growth Trust Series I	24,062,137	39,811,929
Blue Chip Growth Trust Series II	16,040,481	27,793,505
Bond Trust Series I	19,265,341	22,739,938
Bond Trust Series II	83,707,136	101,280,741
Capital Appreciation Trust Series I	14,362,360	25,910,447
Capital Appreciation Trust Series II	9,476,439	15,253,282
Capital Appreciation Value Trust Series II	22,517,890	46,399,468
Core Bond Trust Series I	5,495,229	15,576,109
Core Bond Trust Series II	7,926,442	19,616,416
Core Strategy Trust Series I (d)	9,786,244	139,340,029
Core Strategy Trust Series II (e)	194,912,733	3,554,822,355
Core Strategy Trust Series NAV (f)	340,209	7,624,986
DWS Equity 500 Index (a)	856,666	2,330,947
Emerging Markets Value Trust Series II	43,663,702	2,648,792
Emerging Markets Value Trust Series NAV	1,891,999	92,795
Equity Income Trust Series I	22,356,777	32,030,108
Equity Income Trust Series II	14,731,701	24,007,420
Financial Industries Trust Series I	3,894,116	5,198,184
Financial Industries Trust Series II	4,669,588	8,130,974
Fundamental All Cap Core Trust Series II	5,132,476	9,898,702
Fundamental Large Cap Value Trust Series I	4,831,235	39,298,514
Fundamental Large Cap Value Trust Series II	5,357,785	32,890,721
Global Allocation (a)	8,874	503,139
Global Bond Trust Series I	2,563,637	7,506,960
Global Bond Trust Series II	7,284,279	12,820,075
Global Trust Series I	2,647,080	18,189,692
Global Trust Series II	2,246,689	6,981,734

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Health Sciences Trust Series I	$8,346,531	$13,677,767
Health Sciences Trust Series II	12,472,224	17,263,450
High Yield Trust Series I	8,412,883	16,031,824
High Yield Trust Series II	8,965,682	12,863,644
International Equity Index Series I	2,574,043	3,734,299
International Equity Index Series II	3,456,107	3,221,058
International Equity Index Series NAV	527,907	2,188,912
International Growth Stock Trust Series II	1,937,968	2,856,721
International Small Company Trust Series I	1,710,617	5,093,470
International Small Company Trust Series II	2,332,085	4,256,428
International Value Trust Series I	2,782,491	12,776,430
International Value Trust Series II	3,488,950	14,740,321
Investment Quality Bond Trust Series I	13,170,299	19,292,621
Investment Quality Bond Trust Series II	17,038,151	18,154,672
Lifestyle Aggressive Portfolio Series I	143,776	1,191,524
Lifestyle Aggressive Portfolio Series II	808,864	654,886
Lifestyle Balanced Portfolio Series I	7,469,106	1,928,522
Lifestyle Balanced Portfolio Series II	82,307,314	89,841,273
Lifestyle Conservative Portfolio Series I	3,690,564	1,096,555
Lifestyle Conservative Portfolio Series II	24,551,643	33,631,174
Lifestyle Growth Portfolio Series I	152,251,014	14,724,565
Lifestyle Growth Portfolio Series II	3,407,969,961	374,307,281
Lifestyle Growth Portfolio Series NAV	6,916,242	50,744
Lifestyle Moderate Portfolio Series I	2,218,393	1,430,839
Lifestyle Moderate Portfolio Series II	29,106,447	33,170,185
Managed Volatility Aggressive Portfolio Series I	1,590,301	10,395,814
Managed Volatility Aggressive Portfolio Series II	2,882,538	17,507,201
Managed Volatility Balanced Portfolio Series I	34,144,014	72,981,112
Managed Volatility Balanced Portfolio Series II	341,777,512	837,194,192
Managed Volatility Balanced Portfolio Series NAV	11,257	1,331
Managed Volatility Conservative Portfolio Series I	8,259,674	21,439,092
Managed Volatility Conservative Portfolio Series II	65,635,478	224,218,810
Managed Volatility Growth Portfolio Series I	30,926,314	70,370,088
Managed Volatility Growth Portfolio Series II	478,819,940	1,068,192,612
Managed Volatility Growth Portfolio Series NAV	25,120	25,672
Managed Volatility Moderate Portfolio Series I	14,210,015	26,978,110
Managed Volatility Moderate Portfolio Series II	114,993,613	292,130,345
Mid Cap Index Trust Series I	72,140,189	9,611,645
Mid Cap Index Trust Series II	26,363,522	11,740,559
Mid Cap Stock Trust Series I	4,922,952	22,914,886
Mid Cap Stock Trust Series II	5,809,048	14,819,507
Mid Value Trust Series I	6,940,548	9,812,839
Mid Value Trust Series II	7,194,926	12,129,305
Money Market Trust Series I	636,191	9,307,606
Money Market Trust Series II	3,388,021	39,120,826
Money-Market Trust Series NAV	179,004	1,588,113
Mutual Shares Trust Series I	87,181,705	21,774,569
PIMCO All Asset (a)	591,136	2,154,539
Real Estate Securities Trust Series I	987,915	7,147,388
Real Estate Securities Trust Series II	2,776,601	10,574,389
Science & Technology Trust Series I	12,278,492	19,461,755
Science & Technology Trust Series II	10,334,237	13,078,130

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Short Term Government Income Trust Series I	$4,891,978	$7,618,165
Short Term Government Income Trust Series II	6,320,208	11,579,584
Small Cap Growth Trust Series I	24,517	190,212
Small Cap Growth Trust Series II	3,171,043	6,781,873
Small Cap Index Trust Series I	2,398,716	3,526,251
Small Cap Index Trust Series II	3,199,978	8,820,220
Small Cap Opportunities Trust Series I	3,868,825	6,971,268
Small Cap Opportunities Trust Series II	4,874,693	6,209,554
Small Cap Value Trust Series I	67,182	60,715
Small Cap Value Trust Series II	5,648,745	9,001,324
Small Company Value Trust Series I	8,610,372	9,925,936
Small Company Value Trust Series II	8,772,489	10,213,980
Strategic Income Opportunities Trust Series I	3,810,047	6,302,845
Strategic Income Opportunities Trust Series II	6,374,059	7,902,803
Total Bond Market Series Trust NAV	10,800,620	15,162,714
Total Bond Market Trust Series II	14,449,362	26,832,099
Total Stock Market Index Trust Series I	38,324,719	6,393,103
Total Stock Market Index Trust Series II	7,795,483	5,503,800
Ultra Short Term Bond Trust Series I	12,827,218	14,877,028
Ultra Short Term Bond Trust Series II	132,089,139	189,857,944
Utilities Trust Series I	1,491,589	2,424,746
Utilities Trust Series II	1,106,847	2,414,128
Value Opportunities (a)	648,534	607,065
Value Trust Series I (g)	49,292,599	76,945,963
Value Trust Series II (h)	15,024,859	24,374,087

(a)	Sub-account that invests in non-affiliated Trust.

(b)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Emerging Markets Value Trust Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Portfolio Series NAV on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

6.	Purchases and Sales of Investments — (continued)

(g)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series I on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Mid Cap Index Trust Series II on October 27, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(i)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series I on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to Total Stock Market Index Trust Series II on April 28, 2017. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series I	2017	(g)	6,105	$25.38 to $23.55	$147,484	1.90% to 0.45%	1.66%	20.98% to 19.24%
	2016		6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49
	2015		2,528	18.88 to 18.04	46,424	1.90 to 0.45	1.60	0.65 to -0.80
	2014		2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20
	2013		3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54

500 Index Fund Series II	2017	(h)	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016		2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11
	2015		2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014		2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013		2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02

500 Index Fund Series NAV	2017	(i)	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016		10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38
	2015		11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014		12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013		15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36

Active Bond Trust Series I	2017		1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016		1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38
	2015		1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014		2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013		2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64

Active Bond Trust Series II	2017		7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016		7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40
	2015		8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014		10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013		12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98

American Asset Allocation Trust Series I	2017		6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016		6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94
	2015		6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014		7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013		8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98

American Asset Allocation Trust Series II	2017		54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016		61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71
	2015		67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014		74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013		83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63

American Asset Allocation Trust Series III	2017		5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016		6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75
	2015		7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014		8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013		9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85

American Global Growth Trust Series II	2017		7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016		9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93
	2015		10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014		11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013		13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82

American Global Growth Trust Series III	2017		1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016		1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92
	2015		1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014		1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013		2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28

American Growth Trust Series II	2017		16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016		19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82
	2015		22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014		26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013		32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85

American Growth Trust Series III	2017		3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016		4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80
	2015		4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22
	2014		5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81
	2013		6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57

American Growth-Income Trust Series I	2017		3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016		3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01
	2015		4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014		5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18
	2013		5,907	28.08 to 24.05	148,730	1.90 to 0.45	0.96	32.42 to 30.51

American Growth-Income Trust Series II	2017		15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016		18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

American Growth-Income Trust Series II	2015	22,083	$30.71 to $25.08	$541,100	2.05% to 0.45%	1.13%	0.51% to -1.08%
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013	31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14

American Growth-Income Trust Series III	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83
	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013	15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90

American International Trust Series II	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88
	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013	18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53

American International Trust Series III	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90
	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013	3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61

Basic Value Focus (e)	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78
	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013	190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26

Blue Chip Growth Trust Series I	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09
	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013	7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67

Blue Chip Growth Trust Series II	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43
	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013	5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17

Bond Trust Series I	2017	13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016	13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48
	2015	14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014	16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013	19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88

Bond Trust Series II	2017	32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016	34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77
	2015	34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014	37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013	43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63

Capital Appreciation Trust Series I	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94
	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013	10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83

Capital Appreciation Trust Series II	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27
	2015	2,332	31.39 to 20.53	61,537	2.05 to 1.00	0.00	10.06 to 8.91
	2014	2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25
	2013	3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32

Capital Appreciation Value Trust Series II	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66
	2015	14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014	15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77
	2013	17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46

Core Bond Trust Series I	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81
	2015	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46
	2015	7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014	400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013	465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34

DWS Equity 500 Index(e)	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94
	2015	421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014	472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
DWS Equity 500 Index (e)	2013		548	$29.35 to $23.24	$15,603	2.05% to 1.40%	1.44%	29.61% to 28.77%
Emerging Markets Value Trust Series II	2017	(f)	3,264	12.99 to 12.95	42,338	2.05 to 0.45	4.38	3.91 to 3.63
Emerging Markets Value Trust Series NAV	2017	(al)	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72
Equity Income Trust Series I	2017		3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016		4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88
	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60

Equity Income Trust Series II	2017		4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016		5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50
	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11

Financial Industries Trust Series I	2017		474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016		533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12
	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30

Financial Industries Trust Series II	2017		625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016		772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79
	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84

Fundamental All Cap Core Trust Series II	2017		1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016		1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92
	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80

Fundamental Large Cap Value Trust Series I	2017		7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016		9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10
	2015		10,281	26.13 to 22.06	236,820	1.90 to 0.45	0.96	-1.55 to -2.97
	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013		1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2017		6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016		8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73
	2015		9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013		1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43

Global Allocation (e)	2017		11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016		35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15
	2015		37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013		44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40

Global Bond Trust Series I	2017		917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016		1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11
	2015		1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013		1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20

Global Bond Trust Series II	2017		3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016		4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83
	2015		4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013		6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58

Global Trust Series I	2017		4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016		4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41
	2015		5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013		5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62

Global Trust Series II	2017		1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016		1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02
	2015		2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013		1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18

Health Sciences Trust Series I	2017		744	82.31 to 63.72	51,425	1.90 to 0.45	0.00	26.94 to 25.11
	2016		898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26
	2015		1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014		1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013		1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Health Sciences Trust Series II	2017		965	$72.32 to $30.28	$63,593	2.05% to 1.00%	0.00%	25.99% to 24.68%
	2016		1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58
	2015		1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014		1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013		1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73

High Yield Trust Series I	2017		3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016		3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08
	2015		4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014		4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013		5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48

High Yield Trust Series II	2017		2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016		2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80
	2015		3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014		3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013		4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16

International Equity Index Series I	2017	(j)	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016		1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48
	2015		1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40

International Equity Index Series II	2017	(k)	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016		907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12
	2015		1,008	13.35 to 12.69	12,971	2.05 to 0.45	1.94	-6.53 to -8.02
	2014		1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013		1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01

International Equity Index Series NAV	2017	(l)	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016		1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31
	2015		1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014		1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51
	2013		1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21

International Growth Stock Trust Series II	2017		1,034	16.81 to 16.25	17,309	2.05 to 1.00	1.21	20.42 to 19.17
	2016		1,089	13.96 to 13.64	15,215	2.05 to 1.00	1.49	-2.43 to -3.45
	2015		1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014		1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013		1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46

International Small Company Trust Series I	2017		1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016		1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93
	2015		1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014		1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013		1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96

International Small Company Trust Series II	2017		764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016		860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57
	2015		988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014		1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013		1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46

International Value Trust Series I	2017		3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016		3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13
	2015		3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014		3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013		4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78

International Value Trust Series II	2017		2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016		3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67
	2015		2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014		3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013		3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34

Investment Quality Bond Trust Series I	2017		6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016		7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33
	2015		7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014		8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013		9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76

Investment Quality Bond Trust Series II	2017		3,685	16.91 to 12.70	68,204	2.05 to 0.35	2.46	3.94 to 2.19
	2016		3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34
	2015		4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013		5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02

Lifestyle Aggressive Portfolio Series I	2017	(o)	136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016		206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65
	2015		122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014		56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Portfolio Series II	2017	(p)	332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Aggressive Portfolio Series II	2016		325	$14.03 to $13.65	$4,472	1.90% to 1.00%	1.57%	8.26% to 7.29%
	2015		322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013		2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced Portfolio Series I	2017	(t)	1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016		1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11
	2015		1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013		11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Portfolio Series II	2017	(u)	35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016		36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74
	2015		34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60
	2013		13,893	12.65 to 12.63	205,650	2.05 to 0.35	2.05	1.19 to 1.07

Lifestyle Conservative Portfolio Series I	2017	(x)	574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016		397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42
	2015		360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014		301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Portfolio Series II	2017	(y)	6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016		7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06
	2015		7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013		3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09

Lifestyle Growth Portfolio Series I	2017	(ac)	13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016		5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21
	2015		1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013		192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Portfolio Series II	2017	(ad)	340,524	16.44 to 15.34	5,694,619	2.05 to 0.35	3.06	15.49 to 13.55
	2016		157,663	14.23 to 13.51	2,337,397	2.05 to 0.35	2.54	6.64 to 4.85
	2015		95,432	13.35 to 12.89	1,376,978	2.05 to 0.35	2.06	-0.60 to -2.27
	2014		85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013		18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69

Lifestyle Growth Portfolio Series NAV	2017	(al, ae)	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26
Lifestyle Moderate Portfolio Series I	2017	(ah)	518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016		473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51
	2015		367	13.15 to 12.85	4,780	1.90 to 0.80	2.87	-0.70 to -1.79
	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91
	2013		7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Portfolio Series II	2017	(ai)	10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016		11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14
	2015		11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013		5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81

Managed Volatility Aggressive Portfolio Series I	2017	(m)	2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016		2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04
	2015		2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014		3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013		4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33

Managed Volatility Aggressive Portfolio Series II	2017	(n)	3,403	28.37 to 18.21	82,147	2.05 to 1.00	1.47	21.35 to 20.09
	2016		4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40
	2015		4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96
	2014		5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013		7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87

Managed Volatility Balanced Portfolio Series I	2017	(q)	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016		22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82
	2015		25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014		28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013		33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66

Managed Volatility Balanced Portfolio Series II	2017	(r)	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016		308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49
	2015		345,536	21.01 to 15.81	6,388,484	2.05 to 0.35	2.10	-2.73 to -4.37
	2014		393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013		465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20

Managed Volatility Balanced Portfolio Series NAV	2017	(s)	6	19.96 to 19.96	118	1.20 to 1.20	2.31	12.80 to 12.80
	2016		6	17.70 to 17.70	100	1.20 to 1.20	2.20	3.66 to 3.66
	2015		5	17.07 to 17.07	92	1.20 to 1.20	2.51	-3.37 to -3.37
	2014		5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013		5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Managed Volatility Conservative Portfolio Series I	2017	(v)	5,110	$31.45 to $20.86	$113,494	1.90% to 0.45%	2.40%	7.33% to 5.79%
	2016		5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61
	2015		6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014		7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013		8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92

Managed Volatility Conservative Portfolio Series II	2017	(w)	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016		65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15
	2015		71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014		81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013		100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54

Managed Volatility Growth Portfolio Series I	2017	(z)	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016		23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39
	2015		26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014		30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013		35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10

Managed Volatility Growth Portfolio Series II	2017	(aa)	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016		429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00
	2015		484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014		555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013		666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61

Managed Volatility Growth Portfolio Series NAV	2017	(ab)	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016		23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15
	2015		36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014		36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013		36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96

Managed Volatility Moderate Portfolio Series I	2017	(af)	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016		8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31
	2015		8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014		10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013		11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15

Managed Volatility Moderate Portfolio Series II	2017	(ag)	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016		100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99
	2015		110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014		124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013		145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69

Mid Cap Index Trust Series I	2017		2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016		833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85
	2015		906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014		970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013		1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52

Mid Cap Index Trust Series II	2017		2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016		1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49
	2015		1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014		2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013		2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06

Mid Cap Stock Trust Series I	2017		4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016		4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30
	2015		5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014		6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013		7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25

Mid Cap Stock Trust Series II	2017		1,857	43.43 to 23.73	72,596	2.05 to 1.00	0.00	26.99 to 25.67
	2016		2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63
	2015		2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66
	2014		2,735	38.22 to 34.90	85,015	2.05 to 0.45	0.00	7.34 to 5.63
	2013		3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74

Mid Value Trust Series I	2017		1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016		1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69
	2015		1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013		2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92

Mid Value Trust Series II	2017		1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016		1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83
	2015		2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013		3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48

Money Market Trust Series I	2017		2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016		3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81
	2015		3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013		6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07

80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Money Market Trust Series II	2017		14,059	$12.24 to $10.62	$160,059	2.05% to 0.35%	0.38%	0.04% to -1.64%
	2016		17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03
	2015		20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013		33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02

Money-Market Trust Series NAV	2017		503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016	(e)	612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

Mutual Shares Trust Series I	2017		8,335	20.76 to 19.28	171,128	1.55 to 0.80	5.64	7.46 to 6.66
	2016		8,991	19.32 to 18.08	171,995	1.55 to 0.80	6.47	15.78 to 14.91
	2015		10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013		13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65

PIMCO All Asset (e)	2017		569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016		665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30
	2015		819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013		1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13

Real Estate Securities Trust Series I	2017		637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016		753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91
	2015		837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013		1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98

Real Estate Securities Trust Series II	2017		967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016		1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53
	2015		1,294	46.37 to 36.41	46,932	2.05 to 0.45	1.58	2.00 to 0.39
	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013		1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40

Science & Technology Trust Series I	2017		2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016		3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35
	2015		3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013		4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83

Science & Technology Trust Series II	2017		1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016		1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96
	2015		1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013		1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36

Short Term Government Income Trust Series I	2017		2,229	13.06 to 11.68	27,106	1.90 to 0.45	1.39	0.12 to -1.32
	2016		2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32
	2015		2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014		3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76
	2013		3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73

Short Term Government Income Trust Series II	2017		1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016		2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59
	2015		2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014		2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013		3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07

Small Cap Growth Trust Series I	2017		29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016		36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72
	2015		31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014		31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013		31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84

Small Cap Growth Trust Series II	2017		887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016		999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07
	2015		1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014		1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013		1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88

Small Cap Index Trust Series I	2017		419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016		468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70
	2015		478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014		556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013		638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01

Small Cap Index Trust Series II	2017		1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016		1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26
	2015		1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014		1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013		2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54

Small Cap Opportunities Trust Series I	2017		975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016		1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22
	2015		1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95

81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Opportunities Trust Series I	2014		1,508	$37.30 to $31.50	$49,883	1.90% to 0.45%	0.05%	1.92% to 0.46%
	2013		1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52

Small Cap Opportunities Trust Series II	2017		854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016		941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83
	2015		1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014		1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013		1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09

Small Cap Value Trust Series I	2017		24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016		26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79
	2015		29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014		30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013		30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45

Small Cap Value Trust Series II	2017		1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016		1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97
	2015		1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014		1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013		1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31

Small Company Value Trust Series I	2017		969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016		1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83
	2015		1,276	33.42 to 30.06	42,043	1.90 to 1.40	1.30	-6.91 to -7.38
	2014		1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013		1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14

Small Company Value Trust Series II	2017		1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016		1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37
	2015		1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014		1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013		2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74

Strategic Income Opportunities Trust Series I	2017		1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016		1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14
	2015		1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014		2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013		2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86

Strategic Income Opportunities Trust Series II	2017		1,748	21.34 to 14.56	38,635	2.05 to 1.00	2.91	4.32 to 3.24
	2016		1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85
	2015		2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014		2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013		2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50

Total Bond Market Series Trust NAV	2017	(ak)	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016		8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87
	2015		8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014		9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013		11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94

Total Bond Market Trust Series II	2017	(aj)	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016		5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06
	2015		5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014		5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69
	2013		6,319	12.07 to 11.85	75,350	2.10 to 0.45	2.54	-3.21 to -4.79

Total Stock Market Index Trust Series I	2017		1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016		501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27
	2015		550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014		888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013		835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89

Total Stock Market Index Trust Series II	2017		1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016		1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30
	2015		1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014		1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013		1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39

Ultra Short Term Bond Trust Series I	2017		728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016		906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02
	2015		771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014		728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013		806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60

Ultra Short Term Bond Trust Series II	2017		16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016		21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76
	2015		19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014		17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013		15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34

Utilities Trust Series I	2017		431	34.03 to 32.18	13,785	1.90 to 1.40	2.35	13.15 to 12.59
	2016		467	30.22 to 28.44	13,189	1.90 to 1.40	4.46	9.81 to 9.26
	2015		542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37

82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Utilities Trust Series I	2014	650	$35.09 to $33.07	$19,899	1.90% to 0.45%	2.93%	12.08% to 10.47%
	2013	706	31.31 to 29.94	19,526	1.90 to 0.45	1.93	20.02 to 18.30

Utilities Trust Series II	2017	257	46.36 to 13.93	11,547	2.05 to 1.00	2.22	13.38 to 12.20
	2016	280	43.15 to 41.32	11,508	2.05 to 1.40	4.31	9.62 to 8.91
	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91

Value Opportunities (e)	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25
	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52

83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

(g)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series I.

(h)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series II.

(i)	Renamed on October 27, 2017. Previously known as 500 Index Fund B Series NAV.

(j)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series I.

(k)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series II.

(l)	Renamed on October 27, 2017. Previously known as International Equity Index Trust B Series NAV.

(m)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series I.

(n)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive MVP Series II.

(o)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series I.

(p)	Renamed on October 27, 2017. Previously known as Lifestyle Aggressive Trust PS Series II.

(q)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series I.

(r)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series II.

(s)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced MVP Series NAV.

(t)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series I.

(u)	Renamed on October 27, 2017. Previously known as Lifestyle Balanced Trust PS Series II.

(v)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series I.

(w)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative MVP Series II.

84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

7.	Unit Values — (continued)

(x)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series I.

(y)	Renamed on October 27, 2017. Previously known as Lifestyle Conservative Trust PS Series II.

(z)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series I.

(aa)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series II.

(ab)	Renamed on October 27, 2017. Previously known as Lifestyle Growth MVP Series NAV.

(ac)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series I.

(ad)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series II.

(ae)	Renamed on October 27, 2017. Previously known as Lifestyle Growth Trust PS Series NAV.

(af)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series I.

(ag)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate MVP Series II.

(ah)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series I.

(ai)	Renamed on October 27, 2017. Previously known as Lifestyle Moderate Trust PS Series II.

(aj)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series II.

(ak)	Renamed on October 27, 2017. Previously known as Total Bond Market Trust B Series NAV.

(al)	Sub-account available in prior year but no activity.

85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2017

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

86

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)	Form of Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the “Pre-effective Amendment”).

(2)	Agreements for custody of securities and similar investments—NOT APPLICABLE.

(3) (i)	Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)	Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4) (i)	Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Previously filed as Exhibit (b)(4) (i) to the initial registration statement on Form N-4 (file no. 333-59168) filed April 18, 2001.

(ii)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(iii)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(iv)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(v)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(vi)	Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(vii)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

(viii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(ix)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(x)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(xi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

(5) (i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture III (APPVENIII0507), incorporated by reference to Exhibit 24(b)(5)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-70850, filed on June 13, 2008.

(6) (i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(ii)	Certificate of Amendment of Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Form N-4. File No. 333-70728, filed May 1, 2007.

(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24(b)(6)(vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by reference to Exhibit 24(b)(6)(vii) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7) (i)	Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997—Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

(ii)	Form of Automatic Reinsurance Agreement with Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

(iii)	Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(iv)	Form of Coinsurance Agreement with Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

(v)	Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000.—Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

i	Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the “Post-Effective Amendment No. 1”).

ii	Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

iii	Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

(vi)	Form of Automatic Reinsurance Agreement (Agreement 2000-21) with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7) (vi) to Post Effective Amendment No. 1.

(vii)	Form of Automatic Reinsurance Agreement (Agreement 2001-41) with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.

(viii)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ix)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(i) (A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(ii) (A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii) (A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008.

(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation,— Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)	(i) Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen.—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 21 to this Registration Statement, File No. 333-70850, filed on May 3, 2010.

(ii)	Power of Attorney for Steven Finch, Incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 22 to this Registration Statement, File No. 333-70850, filed August 2, 2010.

(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 24 to this Registration Statement, filed on May 2, 2011.

(iv)	Power of Attorney for Marianne Harrison. Incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 26 to this Registration Statement, File No. 333-70850, filed on April 30, 2012.

(v)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 28 to this Registration Statement, File No. 333-70850, filed on April 26, 2013.

(vi)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 30 to this Registration Statement, File No. 333-70850, filed on April 28, 2014.

(vii)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(15)(vii) to Post-Effective Amendment No. 33 to this Registration Statement, File No. 333-70850, filed on April 28, 2017.

(viii)	Power of Attorney for Marianne Harrison. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President
Marianne Harrison*	Director
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
Brooks Tingle***	Director and Senior Vice President
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Christopher Paul Conkey***	Executive Vice President
Gregory Framke**	Executive Vice President
Gretchen Garrigues**	Executive Vice President
Peter Gordon*	Executive Vice President
Naveed Irshad**	Executive Vice President and Head of Legal Businesses
Halina K. von dem Hagen**	Executive Vice President and Treasurer
Emanuel Alves*	Senior Vice President and General Counsel
John C.S. Anderson***	Senior Vice President
Michael Biagiotti†	Senior Vice President
Nadine Chakar***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Linda Levyne*	Senior Vice President
Patrick McGuinness†	Senior Vice President
William McPadden***	Senior Vice President
Lee Ann Murray***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath†	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Curt Smith†	Senior Vice President
Anthony Teta*	Senior Vice President
Leo Zerilli*	Senior Vice President
Lynda Abend*	Vice President
John Addeo***	Vice President
Abigail M. Armstrong*	Vice President
Sudi Arora***	Vice President
Kevin Askew*	Vice President
William Ball†	Vice President
Jesse Bean*	Vice President
William Dwayne Bertrand***	Vice President
Zahir Bhanji**	Vice President and CFO – JH Insurance
Stephen J. Blewitt***	Vice President
Alan M. Block*	Vice President
Robert Boyda***	Vice President
Paul Boyne***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Ian B. Brodie***	Vice President
Ted Bruntrager*	Vice President and Chief Risk Officer
Grant Buchanan**	Vice President
Daniel C. Budde***	Vice President
Robert Burrow*	Vice President
Jennifer Toone Campanella***	Vice President
Thomas Carlisle***	Vice President
Rick A. Carlson*	Vice President
Patricia Rosch Carrington***	Vice President
Bob Carroll*	Vice President
Todd J. Cassler*	Vice President
Ken K. Cha*	Vice President
Brian Collins*	Vice President
Paul M. Crowley***	Vice President
Marcelle Daher***	Vice President
Kenneth D’Amato***	Vice President
John J. Danello*	Vice President
Andreas Deutschmann†	Vice President
Robert Donahue†	Vice President
Jeffrey Duckworth*	Vice President
Melvyn D’Souza**	Vice President, Treasury
Carolyn Flanagan***	Vice President
Lauren Marx Fleming***	Vice President
Philip J. Fontana*	Vice President
Carl O. Fowler***	Vice President
Scott Francolini*	Vice President
Paul Gallagher*	Vice President
Thomas C. Goggins***	Vice President
Susan Ghalili***	Vice President
Geoff Gittins**	Vice President
Jeffrey N. Given***	Vice President
Howard C. Greene***	Vice President
Christopher Griswold*	Vice President
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Michael Hession*	Vice President
Kevin Hill*	Vice President
James C. Hoodlet***	Vice President
Steven Hutcheon*	Vice President
Daniel S. Janis III***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Recep C. Kendircioglu***	Vice President
Neil P. Kerins***	Vice President
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Diane R. Landers***	Vice President
Scott Lively*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Jeffrey H. Long	Vice President
Jennifer Lundmark*	Vice President
Patrick MacDonnell*	Vice President
Nathaniel I. Margolis***	Vice President
Christopher Maryanopolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Jonathan McGee***	Vice President
Anne McNally*	Vice President
Michael McNamara*	Vice President
Steven E. Medina***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Camille Mucci***	Vice President
Patrick M. Murphy*	Vice President
Jeffrey H. Nataupsky***	Vice President
Scott Navin***	Vice President
Sinead O’Connor*	Vice President
Christopher O’Keefe*	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Wendell L. Perkins*	Vice President
Charlie Philbrook*	Vice President
David Plumb*	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
William Shannon Reid*	Vice President
George Revoir*	Vice President
Charles A. Rizzo*	Vice President
Robert William Rizzo*	Vice President
Susan Roberts*	Vice President
Keri Rogers†	Vice President
Ian Roke†	Vice President
Andrew Ross**	Vice President
Ronald J. Rovner*	Vice President
Devon Russell*	Vice President
Lisa Ann Ryan†	Vice President
Frank Saeli***	Vice President
Thomas Samoluk*	Vice President
Emory W. Sanders***	Vice President
Jeffrey R. Santerre***	Vice President
Christopher L. Sechler*	Vice President
Thomas Shea***	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Darren Smith*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 4, 2018

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Rob Stanley*	Vice President
Paddy Subbaraman*	Vice President
Wilfred Talbot*	Vice President
Nathan Thooft***	Vice President
Tony Todisco*	Vice President
Brian E. Torrisi***	Vice President
Len van Greuning†	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Lisa Ann Welch***	Vice President
Adam Wise***	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President
Laura Wooster***	Vice President
Ross Zilber*	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2017 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2017

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Property Limited Partnership II (Ontario)(5)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(3) (Alberta)
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2018, there were 77,741 qualified contracts and 49,154 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C.Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c) None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

None.

Item 32. Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4.

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Marianne Harrison
Marianne Harrison
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2018.

Signature	Title

/s/ Marianne Harrison Marianne Harrison	Chairman and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

Brooks Tingle	Director

*	Director
John G. Vrysen

*	Director
Linda A. Davis Watters

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b)(15)(viii)	Power of Attorney for Marianne Harrison